                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21757

                       American Independence Funds Trust
               (Exact name of registrant as specified in charter)

                335 Madison Avenue, Mezzanine New York, NY 10017
               (Address of principal executive offices) (Zip code)

         BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-866-410-2006

Date of fiscal year end: 10/31/06

Date of reporting period: 10/31/06

ITEM 1. REPORTS TO STOCKHOLDERS.

(AMERICAN INDEPENDENCE FUNDS LOGO)

                                                          PLAN YOUR ARRIVAL.(SM)

October 31, 2006

THE AMERICAN INDEPENDENCE FUNDS                                    ANNUAL REPORT

                                   Stock Fund
                            International Equity Fund
                              Short-Term Bond Fund
                             Intermediate Bond Fund
                           Kansas Tax-Exempt Bond Fund

NOT FDIC Insured. May lose value. No bank guarantee.

This material must be accompanied or preceded by a prospectus.

American Independence Funds Trust is distributed by BISYS Fund Services Limited Partnership.

TABLE OF CONTENTS

AMERICAN INDEPENDENCE FUNDS
ANNUAL REPORT--OCTOBER 31, 2006

Shareholder Letter ........................................................    1
Management Discussion of Fund Performance .................................    2

STOCK FUND
   Schedule of Portfolio Investments ......................................   12
   Statement of Assets and Liabilities ....................................   13
   Statement of Operations ................................................   13
   Statements of Changes in Net Assets ....................................   14
   Financial Highlights ...................................................   15

INTERNATIONAL EQUITY FUND
   Schedule of Portfolio Investments ......................................   17
   Statement of Assets and Liabilities ....................................   19
   Statement of Operations ................................................   19
   Statements of Changes in Net Assets ....................................   20
   Financial Highlights ...................................................   21

SHORT-TERM BOND FUND
   Schedule of Portfolio Investments ......................................   23
   Statement of Assets and Liabilities ....................................   26
   Statement of Operations ................................................   26
   Statements of Changes in Net Assets ....................................   27
   Financial Highlights ...................................................   28

INTERMEDIATE BOND FUND
   Schedule of Portfolio Investments ......................................   30
   Statement of Assets and Liabilities ....................................   33
   Statement of Operations ................................................   33
   Statements of Changes in Net Assets ....................................   34
   Financial Highlights ...................................................   35

KANSAS TAX-EXEMPT BOND FUND
   Schedule of Portfolio Investments ......................................   37
   Statement of Assets and Liabilities ....................................   41
   Statement of Operations ................................................   41
   Statements of Changes in Net Assets ....................................   42
   Financial Highlights ...................................................   43

Notes to Financial Statements .............................................   45
Report of Independent Registered Public Accounting Firm ...................   50
Trustees and Officers .....................................................   51
Additional Fund Information ...............................................   53
Table of Shareholder Expenses .............................................   54

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Portfolio Investments as of January 31 and July 31 are available without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

                      This page intentionally left blank.

AMERICAN INDEPENDENCE FUNDS

Dear fellow shareholder,

I am pleased to present to you the Annual Report for the American Independence Funds, for the fiscal year ended October 31, 2006. In the pages that follow are the portfolio manager commentaries for each fund and audited financial statements.

The equity markets finished the fiscal year ended October 31, 2006 on a bullish note. The Dow Jones Industrial Average(1) reached record highs this year with gains of over 15%. The S&P 500 Index(1) also rallied during this time period to gain more than 16%. The Federal Open Market Committee halted its rate raising campaign and a slowdown in the housing and energy sectors provided a soft landing for the financial markets. The International equity markets were also strong this year, as the MSCI EAFE Index(1) rose over 28% for the 12-month period. For the upcoming year, we expect investors to carefully monitor the slowdown in the economy coupled with forthcoming economic data to determine the Federal Reserve Board's (the "Fed's") future stance on monetary policy and ultimately use this information to position themselves in the markets.

The fixed income markets have gone through a lot of change over the last year and, for part of the period, the yield curve was either flat or inverted. But, within that period, rates rose and then receded. By the end of the last 12 months intermediate to long Treasury yields ended about where they started. Short fixed income markets on the other hand had noticeably more elevated yields than where they started, thanks to the Federal Reserve raising rates six times for a total of 1.50%. All fixed income markets did not respond to the Fed's actions and other economic factors in a similar fashion. Corporate bonds outperformed similar maturity Government bonds in general and mortgages did even better. And, despite the hiking of short term interest rates, real short fixed income securities outperformed longer duration securities. For this reason the American Independence Funds were fortunate to have exposure to all of these fixed income sectors. Not knowing which area of the fixed income market will be the better performer may cause us to continue to make investment decisions on a daily basis trying to shift the portfolios to enhance their return.*

The Funds are now available through a variety of financial advisors and institutions and are now available in all 50 states. I hope you will find, as I believe many others already do, that the Funds provide a professionally managed and diverse menu of options for retirement planning, savings for the future or seeking to keep pace with inflation.

Thank you for your ongoing confidence and support.

Sincerely,


------------------------------------
Eric M. Rubin
President

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

This material is authorized for distribution only when preceded or accompanied by a prospectus. American Independence Financial Services LLC provides investment advisory and other services to the Funds and receives a fee for those services. The Funds are distributed by BISYS Fund Services. Mutual funds are NOT INSURED BY THE FDIC. There is no bank guarantee. Mutual funds may lose value. The views expressed in this Shareholder Letter and accompanying commentaries are through the end of the period covered by the report, as stated on the cover. These views are subject to change based on market and other conditions.

*    Portfolio composition is subject to change.

(1) The DOW JONES INDUSTRIAL AVERAGE is a price-weighted average based on the price-only performance of 30 blue chip stocks (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks). The STANDARD & POOR 500 STOCK INDEX is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX ("MSCI EAFE") a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. The indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. An investors cannot invest directly in an index, however they can invest in the underlying securities.

AMERICAN INDEPENDENCE FUNDS

STOCK FUND

The Stock Fund (the "Fund") is subadvised by a portfolio management team at Barrow, Hanley, Mewhinney & Strauss.

OBJECTIVE:

The Fund's goal is to provide investors with long term capital appreciation and to outperform the stock market as measured by the S&P 500 Index over a full market cycle, which historically lasts for approximately five years. At the same time, we strive to reduce losses during periods when the market is in decline.

PERFORMANCE:

After almost six consecutive years of outperforming the S&P 500 Index, we are faced with our first year of underperformance. For the 12 months ended October 31, 2006, the Fund's Institutional Class posted a return of 13.34%, compared to the S&P 500 return of 16.34%.

STRATEGY:

Our approach is value-focused, driven by a blend of qualitative and quantitative analysis in the selection of individual stocks. We stay fully invested, with a defensive, conservative orientation, based on our belief that positive returns could be achieved while taking below-average risks. We implement this strategy by constructing portfolios of individual stocks that reflect all three value characteristics: price/earnings(1) and price/book ratios(1) below the market, and dividend yields above the market. In addition, we seek earnings growth, profitability and reinvestment rates above the market. We believe in a low-turnover approach: we generally hold 40-50 stocks in our portfolio, have a maximum of 15% in any one industry group or 30% in any one economic sector, and have a maximum of 5% in cash.

While the Fund enjoyed a strong absolute return for the past 12 months, we lagged our benchmark return, primarily due to the underperformance of our stock selections in the Financials and Energy sectors. Within the Financials sector, the strong performance by our insurance stocks and commercial banks was more than offset by the underperformance of our Consumer Finance stocks (SLM and Capital One Financial). Our avoidance of brokerages and REIT's also hurt us, as these two subgroups were surprisingly stellar performers in the market for the 12-month period. Though we had some strong individual performers in Energy, our energy holdings as a group underperformed those in the broader market.

On the positive side, our selectivity in the Information Technology sector helped us: though underweighted with only two holdings, Nokia and Hewlett-Packard, both turned in strong returns for the period, far outpacing the sector's performance in the broader market. Our Consumer Staples stocks also outperformed those in the broader market. Our Tobacco holdings UST and Imperial Tobacco both turned in very strong returns.*

OUTLOOK:

We have written previously that we were concerned about slowing overall profit growth on two fronts: 1) a plateau or decline in energy prices which could hinder future energy sector earnings growth (the largest driver of earnings growth for the past several years; and 2) a slowdown in Financial sector profits due to a persistently flat yield curve and/or a less benign credit environment. As oil prices have pulled back roughly 20%, the largest positive contributor to earnings growth has turned into a negative (as energy companies cycle through tough earnings comparisons). Although we have yet to see a slowdown in the profits of many financial firms, we continue to think profits may slow for the sector and our selectivity could be rewarded.*

While there is a growing consensus view of slowing growth, there remains a significant divergence between bond and equity markets regarding the magnitude of the slowdown. The bond market appears to be pricing in a sharp economic slowdown and has rallied significantly since June. Equity markets have also rallied sharply since June based upon lower energy prices, lower interest rates, and a hope that the Fed had tamed inflation. Equity investors optimistically believe that any slowdown will be moderate and produce a soft landing for the economy. While it remains to be seen whether the consensus of equity or bond investors is correct, a couple of key risks to equity valuations bear watching. We will closely examine how the weakness in the housing market spreads throughout the economy, and how any credit stresses will impact the financial sector. We will also scrutinize corporate profitability as the economy slows.

INVESTMENT CONCERNS:

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

*    Portfolio composition is subject to change.

(1) The Price-to-Book Ratio is used to compare a stock's market value to its book value. This ratio gives some idea of whether you're paying too much for what would be left if the company went bankrupt immediately. The P/E Ratio, or Price-to-Earnings Ratio, is a valuation ratio of a company's current share price to its per-share earnings. A high P/E means high projected earnings in the future.

AMERICAN INDEPENDENCE FUNDS

STOCK FUND

RETURN OF A $10,000 INVESTMENT AS OF OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

This chart assumes an initial investment of $10,000 in the Institutional Class made on January 21, 1997 (commencement of operations). Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

TOTAL RETURNS AS OF OCTOBER 31, 2006

                                                Annualized
                                       ---------------------------
                                                         Inception
                                       1 Year   5 Year   (1/21/97)
                                       ------   ------   ---------
Stock Fund
   Institutional Class                 13.34%   10.26%     8.91%
   Class A Shares+                      6.34%    8.43%     7.72%
S&P 500 Index                          16.34%    7.26%      N/A

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1-866-410-2006.

+    Reflects maximum sales charge of 5.75%.

Pursuant to an agreement and plan of reorganization, the Stock Fund acquired the assets and liabilities of the Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund's Institutional Class known as Service Shares. As a result of the reorganization, the fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A Shares of the Fund prior to commencement of operations on March 20, 2006 includes the performance of the Fund's Institutional Class from March 2, 2006 through March 19, 2006 and the performance of the predecessor fund's Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not differences in expenses.

The Standard & Poor's 500 Stock Index ("S&P 500") is an unmanaged index of 500 selected common stocks most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

AMERICAN INDEPENDENCE FUNDS

INTERNATIONAL EQUITY FUND

The International Equity Fund (the "Fund") is subadvised by a portfolio management team at Barrow, Hanley, Mewhinney & Strauss.

OBJECTIVE:

The primary goal is to provide shareholders with long-term capital appreciation by investing primarily in stocks of attractive companies in developed markets outside the United States.

STRATEGY:

Barrow Hanley seeks quality, well-valued equities which possess the following characteristics relative to the MSCI EAFE index: low price-to-earnings ratio(1), low price-to-book(1) ratio, high cash dividend yield, and high free cash flow to total enterprise (equity plus net debt) ratio, good profitability (Return on Equity(1)) and earnings per share growth expectations. Barrow Hanley's analysts screen the universe of stocks in the developed countries represented in the MSCI EAFE Index, principally Europe, the United Kingdom, Asia, Japan and Australia, plus selected companies within emerging markets such as South Korea. The analysts look for companies that meet their minimum valuation and market capitalization characteristics. From these efforts, a working list of some 250 potential security candidates for the portfolio is developed. The team then applies rigorous fundamental analysis on these securities. At this point the portfolio management team selects the specific stocks for the International Equity Fund from a "bottom up" perspective.

Barrow Hanley assumed responsibility for the Fund on March 3, 2006. It is Barrow Hanley's strategy to manage the Fund with a relatively concentrated number of individual stocks, in the range of 60-80 holdings. Accordingly, the firm believes that this achieves prudent diversification(2) both on a regional and industry sector basis but also sufficient concentration so that the benefits of its individual stock selection may add value to the Fund's performance. The portfolio has 75 holdings as of October 31, 2006.

Since assuming responsibility for the Fund on March 3, 2006, the Fund has risen 10.43% in value through October 31, 2006, the end of its fiscal year. In the same period the MSCI EAFE Index rose 12.89%. Year-to-date, the Fund's Institutional Class is up 25.21% versus 21.01% for the MSCI EAFE Index. The slight relative underperformance of the Fund is attributed largely to the major strategic change to Barrow Hanley's more concentrated portfolio. That performance gap has consistently narrowed as Barrow Hanley's strategy has been implemented.*

A relative overweight sector positioning in Information Technology and Telecommunications Services plus good stock selection made meaningful contributions to the Fund's performance. Likewise, good stock selection in Industrials, Utilities, Materials, Health Care and Consumer Staples added value. Anticipating a decline in crude oil prices and therefore a potential negative impact on our individual company's earnings, we gradually pared back our positions in the Energy sector, which was a drag on performance during the period. Finally, both our modestly underweight position in the Financials combined with weaker performance of some our individual holdings was the biggest relative detractor from our overall performance. The portfolio was underweight the poor performing Japanese market which was a major positive contributor to relative performance as was our underweight position in the other Asian markets, which corrected sharply beginning in May.*

We are currently underweight in Japan as we are somewhat cautious on the outlook of improving consumer activity in the country and overall economic growth prospects, but we will continue to aggressively look for individual investment opportunities within the country. Our largest regional weighting is in Europe where we see good individual investment opportunities. We are currently slightly overweight Information Technology, Staples, Utilities and Telecommunications sectors. We remain underweight in the Energy sector as well as in the Industrials, Materials and Consumer Discretionary sectors.*

INVESTMENT CONCERNS:

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

*    Portfolio composition is subject to change.

(1) The Price-to-Book Ratio is used to compare a stock's market value to its book value. This ratio gives some idea of whether you're paying too much for what would be left if the company went bankrupt immediately. The P/E Ratio, or Price-to-Earnings Ratio, is a valuation ratio of a company's current share price to its per-share earnings. A high P/E means high projected earnings in the future.

(2)  Diversification does not guarantee a profit nor protect against a loss.

AMERICAN INDEPENDENCE FUNDS

INTERNATIONAL EQUITY FUND

RETURN OF A $10,000 INVESTMENT AS OF OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 1996. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

TOTAL RETURNS AS OF OCTOBER 31, 2006

                                               Annualized
                                       -------------------------
                                       1 Year   5 Year   10 Year
                                       ------   ------   -------
International Equity Fund
   Institutional Class                 25.21%   15.44%    9.84%
   Class A Shares+                     17.37%   13.51%    8.65%
MSCI EAFE Index                        28.04%   15.00%    7.70%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1-866-410-2006.

+    Reflects maximum sales charge of 5.75%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the International Multi-Manager Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the fund's Institutional Class known as Service Shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund shares is the accounting survivor. The performance of the Class A Shares of the Fund prior to commencement of operations on March 20, 2006 includes the performance of the Fund's Institutional Class from March 2, 2006 through March 19, 2006 and the performance of the predecessor fund's Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not differences in expenses.

The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an unmanaged, arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East. The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

AMERICAN INDEPENDENCE FUNDS

SHORT-TERM BOND FUND

The Short-Term Bond Fund is subadvised by Commerce Asset Management.

OBJECTIVE:

We seek to provide as high a level of income as is consistent with our philosophy of maintaining liquidity and relative safety of principal, by investing in investment grade short-term securities.

STRATEGY:

Our approach does not rely on a forecast of the future direction of interest rates but we keep an eye on the direction of rates when we make daily investment decisions. Our strategy is to utilize fundamental security analysis to find the most attractively priced securities available within our "A" or better quality orientation. We invest within a cross section of the domestic taxable fixed income markets and we manage the portfolio to attempt to provide daily liquidity and an attractive level of income.*

Over the last year the Fed raised the fed funds rates 17 times and we believe it appears the Fed has finished raising rates for the time being. The fed funds rate currently stands at 5.25%. The Fed last raised rates in June 2006. Investors in the fixed income markets have started viewing the Fed's actions with anticipation of a reversal, but financial market participants are still waiting. Economic data also impacted investment decisions and the steady stream of information continually confounds the financial markets.

As of October 31, 2006, the Short-Term Bond Fund portfolio was invested in the following sectors: U.S. Treasury obligations (27.4%), Agency securities (26.3%), asset-backed securities (15.5%), mortgage securities (15.0%), taxable municipal obligations (8.3%), corporate bonds (4.9%), and investment companies (2.6%). The Fund's average maturity was 1.2 years while it continues to remain quality oriented with an AA+ average credit quality.*, **

PERFORMANCE:

For the past 12 months ended October 31, 2006 the Fund's Institutional Class produced a total return of 4.13%. In comparison, the Lehman Brothers Aggregate 1-3 Year Index had a total return of 4.40%. The Lipper Short Investment Grade Bond Average(1) had a total return of 4.10% during the same period.

The Fund's lagging of its benchmark index over the last year is attributable to the Fund being slightly under weighted in non-governmental sectors such as corporate bonds and being over weighted in higher-rated securities.

A year from now, we could very well be looking back on a period of similar markets to what we are experiencing currently. Or we could see short and intermediate rates eventually coming down as the Fed begins to unwind its previous tightening phase. We believe the timing and speed of the adjustments may be the focus of the fixed income markets over the next 12 months. We believe the Fund could potentially benefit from this eventual easing of the credit reins.*

INVESTMENT CONCERNS:

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally, bond prices fall when interest rates rise, and vice versa. This effect is usually more pronounced for longer-term securities.

*    Portfolio composition is subject to change.

** Moody's ratings represent an opinion only, not a recommendation to buy or sell.

(1) The Lipper Mutual Funds Average is an equally weighted average of the largest mutual funds within their respective investment objectives, adjusted for reinvestment of capital gains distributions and income dividends.

AMERICAN INDEPENDENCE FUNDS

SHORT-TERM BOND FUND

RETURN OF A $10,000 INVESTMENT AS OF OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

This chart assumes an initial investment of $10,000 in the Institutional Class made on January 21, 1997 (commencement of operations). Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

TOTAL RETURNS AS OF OCTOBER 31, 2006

                                                Annualized
                                       ---------------------------
                                                         Inception
                                       1 Year   5 Year   (1/21/97)
                                       ------   ------   ---------
Short-Term Bond Fund
   Institutional Class                  4.13%    2.31%     4.32%
   Class A Shares+                      1.26%    1.33%     3.55%
Lehman Brothers Aggregate 1-3 Year
   Index                                4.40%    3.06%      N/A
Lipper Short Investment Grade Debt
   Funds Average                        4.10%    2.69%      N/A

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1-866-410-2006.

+    Reflects maximum sales charge of 2.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the UltraShort Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund's Institutional Class known as Service Shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A Shares of the Fund prior to the commencement of operations on May 3, 2006 includes the performance of the Fund's Institutional Class from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund's Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses.

The Lehman Brothers Aggregate 1-3 Year Index is an index of U.S. bonds with maturities of one to three years, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market. Return and principal of stocks and bonds will vary with market conditions. The Lipper Mutual Funds Average is an equally weighted average of the largest mutual funds within their respective investment objectives, adjusted for reinvestment of capital gains distributions and income dividends. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

AMERICAN INDEPENDENCE FUNDS

INTERMEDIATE BOND FUND

The Intermediate Bond Fund is subadvised by Commerce Asset Management

OBJECTIVE:

We seek to provide as high a level of income as is consistent with our philosophy of managing the Fund on a total return basis. This process will focus on maintaining a diversified portfolio of high quality domestic fixed income securities with an intermediate maturity orientation.

STRATEGY:

Our approach does not rely on a forecast of the future direction of interest rates but we keep an eye on the direction of yields and yield spreads between sectors when we make daily investment decisions. Our strategy is to utilize fundamental security analysis to find the most relatively attractive priced securities available within our "A" or better quality orientation. We invest within a cross section of the domestic taxable fixed income markets and we manage the portfolio to attempt to provide daily liquidity and an attractive level of income.*

Over the last year the Fed raised the fed funds rates 17 times and we believe it appears the Fed has finished raising rates for the time being. The fed funds rate currently stands at 5.25%. The Fed last raised rates in June 2006. Investors in the fixed income markets have started viewing the Fed's actions with anticipation of a reversal, but financial market participants are still waiting. Economic data also impacted investment decisions and the steady stream of information continually confounds the financial markets.

As of October 31, 2006 the Intermediate Bond Fund portfolio was invested in the following sectors: U.S. Treasury obligations (24.6%), Agency securities (25.2%), asset-backed securities (7.4%), mortgage securities (13.6%), taxable municipal obligations (7.2%), corporate bonds (19.7%), and investment companies (2.4%). The Fund's average maturity is 4.2 years. The quality oriented portfolio continues to maintain its AA+ average credit quality.*,**

PERFORMANCE:

For the past 12 months ended October 31, 2006 the Fund's Institutional Class produced a total return of 3.99%. In comparison, the Lehman Brothers Aggregate Bond Index had a total return of 5.19%. The Lipper Intermediate Investment Grade Debt Funds Average had a total return of 4.62% during the same period.

The Fund's lagging of the Lehman Aggregate Bond Index and the Lipper Intermediate Investment Grade peer group is attributable to a couple of factors: being short on a duration basis and being too conservative in our sector selection. Our over weighting of the Treasury and agency securities caused us to miss out on the additional yield and total return afforded in the mortgage sector which was one of the best performing sectors in the taxable bond markets.

A year from now, we may well be looking back on a period of minor changes in bond markets similar to the markets we are currently experiencing. Or we could see short and intermediate rates eventually coming down as the Fed begins to unwind its previous tightening phase. We believe the timing and speed of the adjustments may be the focus of the fixed income markets over the next 12 months. We believe the Fund could benefit from this eventual easing of the credit reins as the taxable fixed income yield curve returns to a more normal shape with shorter maturities affording less yield than longer maturities.*

INVESTMENT CONCERNS:

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally, bond prices fall when interest rates rise, and vice versa. This effect is usually more pronounced for longer-term securities.

*    Portfolio composition is subject to change.

** Moody's ratings represent an opinion only, not a recommendation to buy or sell.

(1) The Lipper Mutual Funds Average is an equally weighted average of the largest mutual funds within their respective investment objectives, adjusted for reinvestment of capital gains distributions and income dividends.

AMERICAN INDEPENDENCE FUNDS

INTERMEDIATE BOND FUND

RETURN OF A $10,000 INVESTMENT AS OF OCTOBER 31, 2006

                              (PERFORMANCE GRAPH)

This chart assumes an initial investment of $10,000 in the Institutional Class made on January 21, 1997 (commencement of operations). Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

TOTAL RETURNS AS OF OCTOBER 31, 2006

                                                Annualized
                                       ---------------------------
                                                         Inception
                                       1 Year   5 Year   (1/21/97)
                                       ------   ------   ---------
Intermediate Bond Fund
   Institutional Class                  3.99%    3.91%     5.45%
   Class A Shares+                     -0.77%    2.53%     4.48%
Lehman Brothers Aggregate Bond Index    5.19%    4.51%     6.26%
Lehman Brothers Intermediate
   Government/Credit Index              4.67%    4.10%     5.82%
Lipper Intermediate Investment Grade
   Debt Funds Average                   4.62%    3.96%      N/A

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTER'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1-866-410-2006.

+    Reflects maximum sales charge of 4.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Intermediate Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund's Institutional Class known as Service Shares. As a result of the reorganization, the fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A Shares of the Fund prior to the commencement of operations on May 3, 2006 includes the performance of the Fund's Institutional Class from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund's Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses.

The Fund has changed it standardized benchmark from the Lehman Brothers Intermediate Government/Credit Index to the Lehman Brothers Aggregate Bond Index to provide a more appropriate market comparison. The Lehman Brothers Aggregate Bond Index is representative of U.S. bonds, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market. The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index comprised of 5,400 publicaly issued corporate and U.S. government debt rated Baa or better, with at least one year to maturity and at least $25 million par outstanding. The index is weighted by the market value of its bonds. The Lipper Mutual Funds Average is an equally weighted average of the largest mutual funds within their respective investment objectives, adjusted for reinvestment of capital gains distributions and income dividends. The above indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

AMERICAN INDEPENDENCE FUNDS

KANSAS TAX-EXEMPT BOND FUND

The Kansas Tax-Exempt Bond Fund is managed by Robert Campbell, CFA of American Independence Financial Services, the adviser of the Funds.

OBJECTIVES:

We seek to preserve capital while providing the highest-available income that is free from both federal and Kansas state income taxes. In addition, one hundred percent of the income produced by our portfolio is exempt from the alternative minimum tax (AMT).

STRATEGY:

Nearly our entire portfolio is comprised of municipal bonds issued by government entities in the state of Kansas. A small percentage of our holdings can be from various non-Kansas issuers, which by their special tax treatment are exempt from federal and Kansas income taxes. We keep the portfolio's average maturity within the intermediate range from 7 and 12 years.*

During the last year the Fed appears to have finished raising the federal funds rates which fixed income markets key on in determining domestic bond yields. The Fed stopped raising rates in June 2006 after 17 consecutive rate hikes. The Fed Funds rate currently stands at 5.25%. Uncertainty over whether the Fed was finished with their rate tightening kept the bond markets on edge throughout most of this year. In addition to this uncertainty financial markets also adjusted to the changing investment environment caused by political issues in the U.S. and overseas as well as the various economic data that was continually being digested by the markets.

The Kansas Tax-Exempt Bond Fund had a mix of good quarters and lackluster quarters during the year when looking at performance. The defensive oriented structure of the Fund hindered its performance when bonds were rallying but helped when rates were unchanged or rising. The Fund focused on premium structured securities which offer more tax sheltered income than other securities that respond more quickly to changing interest rates. The Fund also retained its higher income generating securities rather than sell them for a potential capital gain.*

During the year, issuance of new Kansas bonds was limited when compared to other states around the country and this was most noticeable during the summer months when very few new issues came to market.

As of October 31, 2006, the Fund had 99.7% of the securities in Kansas bonds and 0.3% in cash equivalents. The Fund's average maturity was 9.5 years and the Fund maintained its AA+ average quality rating.*,**

PERFORMANCE:

For the year ended October 31, 2006, the Institutional Class produced a total return of 4.47%. This compares with a total return of 4.99% for the Lehman Brothers 7-Year Municipal Bond index.

Looking ahead over the next year, we expect to see more Kansas municipal bond issuance as Kansas municipalities adjust to the slightly higher interest rates and the need to finance their infrastructure to keep up with the expanding Kansas economy. We believe the Fed may eventually begin to loosen its credit reins as they are finally convinced the economy is not overheating and that inflation is within their control.

INVESTMENT CONCERNS:

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally, bond prices fall when interest rates rise, and vice versa. This effect is usually more pronounced for longer-term securities.

Because the Fund is non-diversified and invests primarily in Kansas municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Kansas municipal securities.

*    Portfolio composition is subject to change.

** Moody's ratings represent an opinion only, not a recommendation to buy or sell.

AMERICAN INDEPENDENCE FUNDS

KANSAS TAX-EXEMPT BOND FUND

RETURN OF A $10,000 INVESTMENT AS OF OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 1996. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

TOTAL RETURNS AS OF OCTOBER 31, 2006

                                               Annualized
                                       --------------------------
                                       1 Year   5 Year   10 Years
                                       ------   ------   --------
Kansas Tax-Exempt Bond Fund
   Institutional Class                  4.47%    3.67%     4.61%
   Class A Shares+                     -0.23%    2.37%     3.56%
Lehman Brothers 7-Year Municipal
   Bond Index                           4.99%    4.44%     5.34%
Lehman Brothers 7-Year General
   Obligations Index                    5.06%    4.49%     5.37%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1-866-410-2006.

+    Reflects maximum sales charge of 4.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Kansas Tax-Exempt Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered two classes of shares similar to the Fund's Class A Shares and Institutional Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A Shares of the Fund includes the performance of the predecessor fund's Institutional Class prior to the commencement of operations of Class A Shares on August 6, 2002 and has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (or the SEI Portfolio) of the SEI Tax-Exempt Trust was reorganized into the predecessor fund, using substantially the same investment objectives, policies and methodologies of the SEI Portfolio. The performance of the Fund also includes performance of the SEI Portfolio for periods prior to May 17, 1997.

The Fund has changed its standardized benchmark from the Lehman Brothers 7-Year General Obligations Index to the Lehman Brothers 7-Year Municipal Bond Index to provide a more appropriate market comparison. Lehman Brothers 7-Year Municipal Bond Index is a total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6 to 8 years. The Lehman Brothers 7-Year General Obligations Index is generally representative of intermediate-term municipal bonds. The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

AMERICAN INDEPENDENCE FUNDS                    SCHEDULE OF PORTFOLIO INVESTMENTS
STOCK FUND                                                      OCTOBER 31, 2006

SECURITY DESCRIPTION                                                SHARES         VALUE ($)
--------------------                                            -------------   ---------------
COMMON STOCKS (96.8%)
CONSUMER DISCRETIONARY (14.0%)
Altria Group, Inc............................................          47,700   $     3,879,441
ConAgra Foods, Inc...........................................          50,800         1,328,420
Imperial Tobacco Group PLC - ADR.............................          52,500         3,745,350
Mattel, Inc..................................................          81,000         1,833,030
The Stanley Works............................................          44,600         2,125,190
UST, Inc.....................................................          39,900         2,137,044
                                                                                ---------------
                                                                                     15,048,475
                                                                                ---------------
CONSUMER STAPLES (4.5%)
Carnival Corp................................................          50,200         2,450,764
Dollar General Corp..........................................          70,300           986,309
Gannett, Inc.................................................          23,400         1,383,876
                                                                                ---------------
                                                                                      4,820,949
                                                                                ---------------
ENERGY (10.9%)
BP Amoco PLC - ADR...........................................          19,600         1,315,160
ChevronTexaco Corp...........................................          14,200           954,240
ConocoPhillips...............................................          52,246         3,147,299
Duke Energy Corp.............................................          89,200         2,822,288
Occidental Petroleum Corp....................................          73,900         3,468,866
                                                                                ---------------
                                                                                     11,707,853
                                                                                ---------------
FINANCIALS (23.3%)
Allstate Corp................................................          49,300         3,025,048
Bank of America Corp.........................................          63,467         3,418,968
Capital One Financial Corp...................................          28,100         2,229,173
Citigroup, Inc...............................................          65,133         3,267,071
Hartford Financial Services Group, Inc.......................          20,600         1,795,702
J.P. Morgan Chase & Co.......................................          24,400         1,157,536
MGIC Investment Corp.........................................          25,900         1,521,884
SLM Corp.....................................................          50,900         2,477,812
Washington Mutual, Inc.......................................          40,900         1,730,070
Wells Fargo & Co.............................................          64,800         2,351,592
XL Capital Ltd., Class A.....................................          31,700         2,236,435
                                                                                ---------------
                                                                                     25,211,291
                                                                                ---------------
HEALTHCARE (17.8%)
American International Group, Inc............................          40,900         2,747,253
Baxter International, Inc....................................          49,100         2,257,127
Bristol-Myers Squibb Co......................................         101,800         2,519,550
Pfizer, Inc..................................................         129,300         3,445,845
Schering-Plough Corp.........................................          47,700         1,056,078
UnitedHealth Group, Inc......................................          38,000         1,853,640
Wellpoint Health Network, Inc. (a)...........................          49,100         3,747,312
Wyeth........................................................          30,100         1,536,003
                                                                                ---------------
                                                                                     19,162,808
                                                                                ---------------
INDUSTRIALS (9.4%)
3M Co........................................................          12,600           993,384
Burlington Northern Santa Fe Corp............................          29,400         2,279,382
Emerson Electric Co..........................................          21,100         1,780,840
Honeywell International, Inc.................................          50,200         2,114,424
Illinois Tool Works, Inc.....................................          60,600         2,904,558
                                                                                ---------------
                                                                                     10,072,588
                                                                                ---------------

SECURITY DESCRIPTION                                                SHARES         VALUE ($)
--------------------                                            -------------   ---------------
COMMON STOCKS, CONTINUED
INFORMATION TECHNOLOGY (2.3%)
American Power Conversion Corp...............................          80,600         2,436,538
                                                                                ---------------
MATERIALS (1.6%)
E.I. DuPont de Nemours & Co..................................          38,400         1,758,720
                                                                                ---------------
TELECOMMUNICATION SERVICES (8.2%)
BellSouth Corp...............................................          37,800         1,704,780
Nokia Corp. - ADR............................................         169,100         3,361,708
Verizon Communications, Inc..................................         100,192         3,707,104
                                                                                ---------------
                                                                                      8,773,592
                                                                                ---------------
UTILITIES (4.8%)
Dominion Resources, Inc. of Virginia.........................          23,800         1,927,562
Entergy Corp.................................................          38,100         3,270,123
                                                                                ---------------
                                                                                      5,197,685
                                                                                ---------------
TOTAL COMMON STOCKS
   (COST $77,300,620) .......................................                       104,190,499
                                                                                ---------------
INVESTMENT COMPANIES (3.1%)
American Beacon Money Market Select Fund (b).................       3,288,066         3,288,066
                                                                                ---------------
TOTAL INVESTMENT COMPANIES
   (COST $3,288,066).........................................                         3,288,066
                                                                                ---------------
TOTAL INVESTMENTS
   (COST $80,588,686) (c) - 99.9%............................                       107,478,565
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%.................                            92,026
                                                                                ---------------
NET ASSETS - 100.0%..........................................                   $   107,570,591
                                                                                ===============

----------
(a)  Represents non-income producing security

(b)  Investment in affiliate.

(c) See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR  - American Depositary Receipt

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

ASSETS:
Investments, at value ($77,300,620)..........................                   $   104,190,499
Investment in affiliates, at value ($3,288,066)..............                         3,288,066
Interest and dividends receivable............................                           139,965
Receivable for capital shares issued.........................                            11,682
Prepaid expenses.............................................                            60,239
                                                                                ---------------
Total Assets.................................................                       107,690,451
                                                                                ---------------
LIABILITIES:
Payable for capital shares redeemed..........................   $      17,769
Accrued expenses and other payables:
   Investment advisory.......................................          41,436
   Administration............................................          14,543
   Accounting................................................           6,731
   Distribution and Service..................................             109
   Custodian.................................................           1,979
   Compliance services.......................................              40
   Other.....................................................          37,253
                                                                -------------
TOTAL LIABILITIES............................................                           119,860
                                                                                ---------------
Net Assets...................................................                   $   107,570,591
                                                                                ===============
COMPOSITION OF NET ASSETS:
Capital......................................................                   $    72,123,916
Accumulated net investment income............................                         1,464,795
Accumulated net realized gains from investment transactions..                         7,092,001
Net unrealized appreciation from investments.................                        26,889,879
                                                                                ---------------
NET ASSETS...................................................                   $   107,570,591
                                                                                ===============

INSTITUTIONAL CLASS SHARES:
Net Assets...................................................                   $   107,299,146
Shares Outstanding (unlimited number of shares authorized
   @ $0.001 par value).......................................                         6,675,571
Net Asset Value, Offering Price and
   Redemption Price per share................................                   $         16.07
                                                                                ===============
CLASS A SHARES
Net Assets...................................................                   $       271,444
Shares Outstanding (unlimited number of
   shares authorized @ $0.001 par value).....................                            16,937
Net Asset Value and Redemption price per share...............                   $         16.03
                                                                                ===============
Maximum sales charge.........................................                              5.75%
                                                                                ===============
Maximum Offering Price (Net Asset Value/
   100% minus maximum sales charge)..........................                   $         17.01
                                                                                ===============

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
   Dividend income...........................................                   $     2,744,666
   Dividend income from affiliates...........................                            90,852
                                                                                ---------------
TOTAL INVESTMENT INCOME......................................                         2,835,518
                                                                                ---------------
EXPENSES:
   Investment advisory.......................................   $   1,008,917
   Administration............................................         167,695
   Distribution..............................................          80,405
   Distribution - Class A Shares (a).........................             205
   Service...................................................          81,782
   Service - Class A Shares (a)..............................             205
   Accounting................................................          36,063
   Custodian.................................................          20,177
   Compliance services.......................................           7,877
   Transfer agent............................................          11,033
   Trustee...................................................          19,773
   Other.....................................................         102,155
                                                                -------------
TOTAL EXPENSES BEFORE FEE REDUCTIONS.........................                         1,536,287
   Expenses reduced by the Adviser...........................                          (395,153)
   Expenses reduced by the Distributor.......................                           (80,405)
   Expenses reduced by the Administrator.....................                           (32,713)
                                                                                ---------------
NET EXPENSES.................................................                         1,028,016
                                                                                ---------------
NET INVESTMENT INCOME........................................                         1,807,502
                                                                                ---------------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions..............                         8,502,663
Change in unrealized appreciation/depreciation
   from investments..........................................                         2,347,798
                                                                                ---------------
Net realized/unrealized gains from investments...............                        10,850,461
                                                                                ---------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS...............                   $    12,657,963
                                                                                ===============

----------
(a)  Class A Shares commenced on March 20, 2006.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED       YEAR ENDED
                                                                 OCTOBER 31,       OCTOBER 31,
                                                                     2006             2005
                                                                -------------   ---------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income.....................................   $   1,807,502   $     1,384,774
   Net realized gains from investment transactions...........       8,502,663         6,473,504
   Change in unrealized appreciation/depreciation from
      investments............................................       2,347,798         4,723,937
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM OPERATIONS.........................      12,657,963        12,582,215
                                                                -------------   ---------------
DISTRIBUTIONS:
FROM NET INVESTMENT INCOME
   Institutional Class Shares................................      (1,426,178)       (1,159,418)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM DISTRIBUTIONS......................      (1,426,178)       (1,159,418)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...............       3,044,453        (2,553,242)
                                                                -------------   ---------------
CHANGE IN NET ASSETS.........................................      14,276,238         8,869,555

NET ASSETS:
   Beginning of year.........................................      93,294,353        84,424,798
                                                                -------------   ---------------
   End of year...............................................   $ 107,570,591   $    93,294,353
                                                                =============   ===============
Undistributed net investment income..........................   $   1,464,795   $     1,083,471
                                                                =============   ===============
CAPITAL TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Proceeds from shares issued...............................   $  16,575,199   $    22,569,917
   Dividends reinvested......................................         878,308           694,520
   Cost of shares redeemed...................................     (14,663,554)      (25,817,679)
                                                                -------------   ---------------
Institutional Class Share Capital Transactions...............       2,789,953        (2,553,242)
                                                                -------------   ---------------
CLASS A SHARES (a):
   Proceeds from shares issued...............................         254,500                --
                                                                -------------   ---------------
Class A Share Capital Transactions...........................         254,500                --
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...............   $   3,044,453   $    (2,553,242)
                                                                =============   ===============
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES
   Issued....................................................       1,111,752         1,621,663
   Reinvested................................................          60,365            50,074
   Redeemed..................................................        (980,197)       (1,799,108)
                                                                -------------   ---------------
Change in Institutional Class Shares.........................         191,920          (127,371)
                                                                -------------   ---------------
CLASS A SHARES (a):
   Issued....................................................          16,937                --
                                                                -------------   ---------------
Change in Class A Shares.....................................          16,937                --
                                                                -------------   ---------------

----------
(a)  Class A Shares commenced on March 20, 2006.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
STOCK FUND

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

Selected data for a share outstanding throughout the period indicated.

                                                            YEARS ENDED OCTOBER 31,
                                               ------------------------------------------------
                                                 2006       2005      2004      2003      2002
                                               --------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD........   $  14.39   $ 12.77   $ 10.91   $  9.10   $ 10.64
                                               --------   -------   -------   -------   -------
INVESTMENT ACTIVITIES
   Net investment income....................       0.27      0.21      0.18      0.18      0.17
   Net realized and unrealized gains
      (losses) from investments.............       1.63      1.58      1.88      1.80     (1.56)
                                               --------   -------   -------   -------   -------
      Total from Investment Activities......       1.90      1.79      2.06      1.98     (1.39)
                                               --------   -------   -------   -------   -------
DISTRIBUTIONS
   Net investment income....................      (0.22)    (0.17)    (0.20)    (0.17)    (0.15)
                                               --------   -------   -------   -------   -------
      TOTAL DISTRIBUTIONS...................      (0.22)    (0.17)    (0.20)    (0.17)    (0.15)
                                               --------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD..............   $  16.07   $ 14.39   $ 12.77   $ 10.91   $  9.10
                                               ========   =======   =======   =======   =======
TOTAL RETURN................................      13.34%    14.06%    19.07%    22.14%   (13.32%)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of year (000's)...........   $107,299   $93,294   $84,425   $76,336   $66,457
Ratio of expenses to average net assets.....       1.02%     1.29%     1.29%     1.29%     1.29%
Ratio of net investment income to average
   net assets...............................       1.79%     1.42%     1.42%     1.87%     1.65%
Ratio of expenses to average net assets
   (a)......................................       1.52%     1.88%     1.87%     1.89%     1.87%
Portfolio turnover rate (b).................      49.31%    28.27%    16.29%    29.31%    30.01%

----------
(a) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
STOCK FUND

FINANCIAL HIGHLIGHTS - CLASS A

Selected data for a share outstanding throughout the period indicated.

                                                                                PERIOD ENDED
                                                                            OCTOBER 31, 2006(a)
                                                                            -------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................................   $            15.09
                                                                            ------------------
INVESTMENT ACTIVITIES
   Net investment income.................................................                 0.05
   Net realized and unrealized gains from investments....................                 0.89
                                                                            ------------------
      Total from Investment Activities...................................                 0.94
                                                                            ------------------
NET ASSET VALUE, END OF PERIOD...........................................   $            16.03
                                                                            ==================
TOTAL RETURN.............................................................                 6.23%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of year (000's)........................................   $              271
Ratio of expenses to average net assets..................................                 1.73%(c)
Ratio of net investment income to average net assets.....................                 1.20%(c)
Ratio of expenses to average net assets (d)..............................                 2.30%(c)
Portfolio turnover rate (e)..............................................                49.31%

----------
(a)  Class A Shares commenced operations on March 20, 2006.

(b)  Not annualized.

(c)  Annualized.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS                    SCHEDULE OF PORTFOLIO INVESTMENTS
INTERNATIONAL EQUITY FUND                                       OCTOBER 31, 2006

SECURITY DESCRIPTION                                                SHARES         VALUE ($)
--------------------                                            -------------   ---------------
COMMON STOCKS (94.5%)
BELGIUM (2.0%)
Dexia........................................................          43,400   $     1,171,896
KBC Groep NV (a).............................................          10,300         1,125,108
                                                                                ---------------
                                                                                      2,297,004
                                                                                ---------------
DENMARK (1.0%)
Danske Bank A/S..............................................          28,300         1,187,467
                                                                                ---------------
FINLAND (2.0%)
Nokia Oyj....................................................          56,200         1,115,193
Nordea Bank AB...............................................          83,000         1,142,834
                                                                                ---------------
                                                                                      2,258,027
                                                                                ---------------
FRANCE (13.2%)
BNP Paribas S.A..............................................          18,500         2,033,810
Carrefour S.A. (a)...........................................          22,700         1,382,903
Credit Agricole S.A..........................................          25,500         1,083,922
France Telecom S.A. (a)......................................          63,100         1,638,616
Sanofi-Aventis S.A. (a)......................................          22,600         1,920,729
SCOR.........................................................         454,800         1,143,326
Societe Generale.............................................           6,800         1,129,805
Total S.A....................................................          37,600         2,545,404
Vinci S.A....................................................           9,900         1,114,893
Vivendi Universal............................................          31,500         1,192,646
                                                                                ---------------
                                                                                     15,186,054
                                                                                ---------------
GERMANY (12.6%)
BASF AG (a)..................................................          17,900         1,571,538
Bayer AG (a).................................................          29,100         1,459,753
Celesio AG...................................................          21,400         1,105,719
Deutsche Bank AG (a).........................................          12,800         1,607,269
Deutsche Post AG.............................................          41,900         1,158,661
Deutsche Telekom AG..........................................          91,400         1,586,239
E.ON AG (a)..................................................          15,000         1,792,979
MAN AG (a)...................................................          14,100         1,249,611
Muenchener Rueckversicherungs-Gesellschaft AG (a)............           7,100         1,148,663
Siemens AG (a)...............................................          20,300         1,818,772
                                                                                ---------------
                                                                                     14,499,204
                                                                                ---------------
HONG KONG (3.4%)
China Power International Development Ltd....................       2,896,000         1,385,307
CITIC International Financial Holdings Ltd...................       2,059,000         1,382,075
Industrial & Commercial Bank of China Ltd....................         645,000         1,118,032
                                                                                ---------------
                                                                                      3,885,414
                                                                                ---------------
ISRAEL (0.9%)
Teva Pharmaceutical Industries Ltd. ADR......................          32,500         1,071,525
                                                                                ---------------
ITALY (6.4%)
Banche Popolari Unite Scpa...................................          40,700         1,116,648
Enel S.p.A...................................................         121,000         1,161,145
Fondiaria-Sai S.p.A..........................................          25,800         1,148,364
Lottomatica S.p.A............................................          29,200         1,065,693
Terna S.p.A..................................................         386,400         1,173,539
Unicredito Italiano S.p.A. (a)...............................         199,500         1,653,506
                                                                                ---------------
                                                                                      7,318,895
                                                                                ---------------
JAPAN (15.0%)
Canon, Inc. (a)..............................................          51,400         2,755,926
Circle K Sunkus Co. Ltd......................................          58,000         1,106,037
Hitachi Koki Co. Ltd.........................................          84,000         1,198,153

SECURITY DESCRIPTION                                                SHARES         VALUE ($)
--------------------                                            -------------   ---------------
COMMON STOCKS, CONTINUED
Honda Motor Co. Ltd. (a).....................................          47,200         1,671,011
Nintendo Co. Ltd.............................................          16,300         3,334,153
Nissan Motor Co. Ltd. (a)....................................          98,800         1,183,674
Sankyo Co. Ltd...............................................          20,900         1,066,983
Shin-Etsu Chemical Co. Ltd. (a)..............................          17,300         1,134,693
Toshiba TEC Corp.............................................         247,000         1,184,941
Toyota Motor Corp. (a).......................................          44,100         2,613,417
                                                                                ---------------
                                                                                     17,248,988
                                                                                ---------------
LUXEMBOURG (1.3%)
Arcelor......................................................          28,000         1,536,420
                                                                                ---------------
NETHERLANDS (3.6%)
European Aeronautic Defence and Space Co.....................          38,400         1,041,294
Hunter Douglas N.V...........................................          15,700         1,208,093
ING Groep N.V................................................          42,700         1,891,324
                                                                                ---------------
                                                                                      4,140,711
                                                                                ---------------
NORWAY (2.3%)
DnB Nor ASA (a)..............................................          89,900         1,177,771
Statoil ASA..................................................          59,100         1,494,709
                                                                                ---------------
                                                                                      2,672,480
                                                                                ---------------
PORTUGAL (2.0%)
Banco Espirito Santo S.A. (a)................................          72,100         1,142,721
Energias de Portugal S.A.....................................         255,300         1,146,772
                                                                                ---------------
                                                                                      2,289,493
                                                                                ---------------
SWITZERLAND (6.8%)
Credit Suisse Group..........................................          28,500         1,718,662
EMS-Chemie Holding AG........................................           9,847         1,111,618
Nestle S.A...................................................           4,400         1,503,578
Novartis AG..................................................          37,900         2,300,756
Swiss Reinsurance Co.........................................          14,400         1,180,992
                                                                                ---------------
                                                                                      7,815,606
                                                                                ---------------
UNITED KINGDOM (24.5%)
Anglo American PLC...........................................          39,900         1,799,039
AstraZeneca PLC (a)..........................................          33,600         1,985,367
BAE Systems PLC (a)..........................................         146,800         1,174,568
Boots Group PLC..............................................          75,467         1,165,899
British American Tobacco Industries PLC (a)..................          56,900         1,550,832
BT Group PLC.................................................         318,100         1,688,181
Diageo PLC (a)...............................................          94,000         1,739,081
HBOS PLC.....................................................          89,400         1,853,477
HSBC Holdings PLC (a)........................................         110,200         2,089,239
Imperial Tobacco Group PLC...................................          32,700         1,158,190
Intermediate Capital Group PLC...............................          43,800         1,223,025
Investec PLC.................................................         117,100         1,183,731
National Grid PLC............................................          88,500         1,130,936
Rolls-Royce Group PLC........................................         132,000         1,182,663
Royal Bank of Scotland Group PLC (a).........................          33,200         1,182,865
Royal Dutch Shell PLC - Class A..............................          74,500         2,581,127
Scottish & Newcastle PLC (a).................................         106,500         1,145,642
Vodafone Group PLC...........................................         973,463         2,506,530
                                                                                ---------------
                                                                                     28,340,392
                                                                                ---------------
TOTAL COMMON STOCK (COST $98,279,207)........................                       111,747,680
                                                                                ---------------

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS                    SCHEDULE OF PORTFOLIO INVESTMENTS
INTERNATIONAL EQUITY FUND                                       OCTOBER 31, 2006

SECURITY DESCRIPTION                                                SHARES         VALUE ($)
--------------------                                            -------------   ---------------
INVESTMENT COMPANIES (2.7%)
Dreyfus Cash Management
Money Market Fund............................................       1,526,033         1,526,033
Dreyfus Cash Management Plus
Money Market Fund............................................       1,526,032         1,526,032
                                                                                ---------------
TOTAL INVESTMENT COMPANIES
   (COST $3,052,065).........................................                         3,052,065
                                                                                ---------------
TOTAL INVESTMENTS
   (COST $101,331,272) (b) - 99.7%...........................                       114,799,745
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%.................                           317,250
                                                                                ---------------
NET ASSETS - 100.0%..........................................                   $   115,116,995
                                                                                ===============

----------
(a)  Represents non-income producing security.

(b) See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR-American Depositary Receipt

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

ASSETS:
Investments, at value ($101,331,272).........................                   $   114,799,745
Foreign currency, at value ($4,444)..........................                             4,465
Dividends receivable.........................................                           154,051
Receivable for capital shares issued.........................                           112,480
Reclaims receivable..........................................                           120,254
Prepaid expenses.............................................                            63,083
                                                                                ---------------
TOTAL ASSETS.................................................                       115,254,078
                                                                                ---------------
LIABILITIES:
Payable for capital shares redeemed..........................   $       6,488
Accrued expenses and other payables:
   Investment advisory.......................................          54,089
   Administration............................................          15,406
   Accounting................................................           4,772
   Distribution and Service..................................              29
   Custodian.................................................          16,814
   Compliance services.......................................              73
   Other.....................................................          39,412
                                                                -------------
TOTAL LIABILITIES............................................                           137,083
                                                                                ---------------
NET ASSETS...................................................                   $   115,116,995
                                                                                ===============
COMPOSITION OF NET ASSETS:
Capital......................................................                   $    77,370,069
Accumulated net investment income............................                           956,585
Accumulated net realized gains from investment and foreign
   currency transactions.....................................                        23,440,562
Net unrealized appreciation from investments and foreign
   currencies................................................                        13,349,779
                                                                                ---------------
NET ASSETS...................................................                   $   115,116,995
                                                                                ===============
INSTITUTIONAL CLASS SHARES
   Net Assets................................................                   $   115,047,974
   Shares Outstanding (unlimited number of shares authorized
      @ $0.001 par value)....................................                         6,967,288
   Net Asset Value, Offering Price and Redemption Price per
      share..................................................                   $         16.51
                                                                                ===============
CLASS A SHARES
   Net Assets................................................                   $        69,021
   Shares Outstanding (unlimited number of shares authorized
      @ $0.001 par value)....................................                             4,195
   Net Asset Value and Redemption Price per share............                   $         16.45
                                                                                ===============
   Maximum sales charge......................................                              5.75%
                                                                                ===============
   Maximum Offering Price (Net Asset Value/(100% minus
      maximum sales charge)..................................                   $         17.45
                                                                                ===============

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
   Dividend income...........................................                   $     2,600,849
   Foreign tax withholding...................................                          (230,614)
   Income from International Equity Portfolio................                           614,437
   Foreign tax withholding from International Equity
      Portfolio..............................................                           (34,506)
   Expenses from International Equity Portfolio..............                          (131,090)
                                                                                ---------------
TOTAL INVESTMENT INCOME......................................                         2,819,076
                                                                                ---------------
EXPENSES:
   Investment advisory.......................................   $     717,156
   Administration............................................         158,389
   Distribution..............................................          82,804
   Distribution - Class A Shares (a).........................              59
   Service...................................................          84,232
   Service - Class A Shares (a)..............................              59
   Accounting................................................          36,243
   Custodian fees............................................          61,946
   Compliance services.......................................           8,293
   Transfer Agent............................................          11,321
   Trustee...................................................          18,269
   Other.....................................................         102,832
                                                                -------------
TOTAL EXPENSES BEFORE FEE REDUCTIONS.........................                         1,281,603
   Expenses reduced by the Adviser...........................                          (181,819)
   Expenses reduced by the Distributor.......................                           (82,804)
   Expenses reduced by the Administrator.....................                           (16,847)
                                                                                ---------------
NET EXPENSES.................................................                         1,000,133
                                                                                ---------------
NET INVESTMENT INCOME........................................                         1,818,943
                                                                                ---------------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gains from investment and foreign currency
   transactions..............................................                        23,013,994
Change in unrealized appreciation/depreciation from
   investments and foreign currencies........................                        (1,403,947)
                                                                                ---------------
Net realized/unrealized gains from investments and foreign
   currencies................................................                        21,610,047
                                                                                ---------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS...............                   $    23,428,990
                                                                                ===============

----------
(a)  Class A Shares commenced operations on March 20, 2006.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED       YEAR ENDED
                                                                 OCTOBER 31,      OCTOBER 31,
                                                                     2006             2005
                                                                -------------   ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income.....................................   $   1,818,943   $     1,540,969
   Net realized gains from investment and foreign currency
      transactions...........................................      23,013,994         8,358,859
   Change in unrealized appreciation/depreciation from
      investments and foreign currencies.....................      (1,403,947)        2,662,795
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM OPERATIONS.........................      23,428,990        12,562,623
                                                                -------------   ---------------
DISTRIBUTIONS:
FROM NET INVESTMENT INCOME:
   Institutional Class Shares................................      (1,806,318)       (1,746,141)
FROM NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS:
   Institutional Class Shares................................      (6,171,784)               --
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM DISTRIBUTIONS......................      (7,978,102)       (1,746,141)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...............       4,146,613         2,951,881
                                                                -------------   ---------------
CHANGE IN NET ASSETS.........................................      19,597,501        13,768,363
NET ASSETS:
   Beginning of year.........................................      95,519,494        81,751,131
                                                                -------------   ---------------
   End of year...............................................   $ 115,116,995   $    95,519,494
                                                                =============   ===============
Undistributed net investment income..........................   $     956,585   $     1,054,436
                                                                =============   ===============
CAPITAL TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Proceeds from shares issued...............................   $  16,500,937   $    21,420,446
   Dividends reinvested......................................       4,172,368           913,295
   Cost of shares redeemed...................................     (16,591,554)      (19,381,860)
                                                                -------------   ---------------
Institutional Class Shares capital transactions..............       4,081,751         2,951,881
                                                                -------------   ---------------
CLASS A SHARES (a):
   Proceeds from shares issued...............................          64,862                --
                                                                -------------   ---------------
Class A Shares capital transactions..........................          64,862                --
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...............   $   4,146,613   $     2,951,881
                                                                =============   ===============
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Issued....................................................       1,073,900         1,577,813
   Reinvested................................................         293,003            65,799
   Redeemed..................................................      (1,084,140)       (1,384,261)
                                                                -------------   ---------------
Change in Institutional Class Shares.........................         282,763           259,351
                                                                =============   ===============
CLASS A SHARES (a):
   Issued....................................................           4,195                --
                                                                -------------   ---------------
Change in Class A Shares.....................................           4,195                --
                                                                =============   ===============

----------
(a)  Class A Shares commenced operations on March 20, 2006.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

Selected data for a share outstanding throughout the period indicated.

                                                            YEARS ENDED OCTOBER 31,
                                               ------------------------------------------------
                                                 2006       2005      2004      2003      2002
                                               --------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD........   $  14.29   $ 12.72   $ 10.60   $  8.23   $  9.24
                                               --------   -------   -------   -------   -------
INVESTMENT ACTIVITIES
Net investment income.......................       0.26      0.22      0.13      0.14      0.10
Net realized and unrealized gains
   (losses) from investments and
   foreign currencies.......................       3.15      1.60      2.16      2.37     (1.05)
                                               --------   -------   -------   -------   -------
   Total from Investment Activities.........       3.41      1.82      2.29      2.51     (0.95)
                                               --------   -------   -------   -------   -------
DISTRIBUTIONS
Net investment income.......................      (0.27)    (0.26)    (0.17)    (0.14)       --
Net realized gains from investment
   transactions.............................      (0.92)       --        --        --        --
                                               --------   -------   -------   -------   -------
   Total Distributions......................      (1.19)    (0.26)    (0.17)    (0.14)       --
                                               --------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD..............   $  16.51   $ 14.29   $ 12.72   $ 10.60   $  8.23
                                               ========   =======   =======   =======   =======
TOTAL RETURN................................      25.21%    14.41%    21.81%    31.04%   (10.34%)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of year (000's)...........   $115,048   $95,519   $81,751   $65,744   $46,558
Ratio of expenses to average net assets.....       1.07%     1.26%     1.28%     1.24%     1.21%
Ratio of net investment income to average
   net assets...............................       1.72%     1.61%     1.16%     1.59%     1.09%
Ratio of expenses to average net
   assets (a)...............................       1.34%     1.62%     1.67%     1.71%     1.68%
Portfolio turnover rate (b).................     110.04%       37%       36%       44%       43%

----------
(a) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS - CLASS A

Selected data for a share outstanding throughout the period indicated.

                                                                                PERIOD ENDED
                                                                            OCTOBER 31, 2006(a)
                                                                            -------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................................   $            15.42
                                                                            ------------------
INVESTMENT ACTIVITIES
   Net investment income.................................................                 0.07
   Net realized and unrealized gains from investments and
      foreign currencies.................................................                 0.96
                                                                            ------------------
      Total from Investment Activities...................................                 1.03
                                                                            ------------------
NET ASSET VALUE, END OF PERIOD...........................................   $            16.45
                                                                            ==================
TOTAL RETURN (EXCLUDES SALES CHARGE).....................................                 6.68%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of year (000's)........................................   $               69
Ratio of expenses to average net assets..................................                 1.49%(c)
Ratio of net investment income to average net assets.....................                 1.20%(c)
Ratio of expenses to average net assets (d)..............................                 1.73%(c)
Portfolio turnover rate (e)..............................................               110.04%

----------
(a)  Class A Shares commenced operations on March 20, 2006.

(b)  Not annualized.

(c)  Annualized.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS                    SCHEDULE OF PORTFOLIO INVESTMENTS
SHORT-TERM BOND FUND                                            OCTOBER 31, 2006

                                                                  PRINCIPAL
SECURITY DESCRIPTION                                              AMOUNT ($)       VALUE ($)
--------------------                                            -------------   ---------------
ASSET BACKED SECURITIES (15.5%)
Asset Backed Securities Corp., Series 2001-
   HE2, Class A1, 5.84%, 6/15/31 *...........................   $      22,840   $        22,943
Brazos Student Loan Finance Corp., Series
   1997-A, Class A2, 5.60%, 12/1/21 *........................         213,804           213,993
Chase Funding Mortgage Loan Asset-Backed
   Certificates, Series 2001-3, Class 2A1, 5.82%,
   10/25/31 *................................................           4,278             4,279
Chase Manhattan Auto Owner Trust, Series
   2005-A, Class A3, 3.87%, 6/15/09..........................       1,500,000         1,482,585
Countrywide Asset-Backed Certificates, Series
   2003-BC1, Class A1, 5.72%, 3/25/33 *......................          64,183            64,246
Countrywide Home Equity Loan Trust, Series
   2004-I, Class A, 5.62%, 5/15/29 *.........................         125,737           126,084
Countrywide Home Equity Loan Trust, Series
   2002-G, Class A, 5.70%, 12/15/28 *........................         238,833           239,697
Fannie Mae Grantor Trust, Series 2003-T4,
   Class 1A, 5.43%, 9/26/33 *................................          29,761            29,767
Fannie Mae Grantor Trust, Series 2002-T13,
   Class A1, 5.42%, 8/25/32 *................................         176,444           176,460
Fannie Mae Grantor Trust, Series 2002-T5,
   Class A1, 5.56%, 5/25/32 *................................         310,591           310,646
Fannie Mae Whole Loan, Series 2001- W1,
   Class AV1, 5.56%, 8/25/31 *...............................          44,442            44,446
Fifth Third Home Equity Loan Trust, Series
   2003-1, Class A, 5.57%, 9/20/23 *.........................         273,324           273,970
First Horizon ABS Trust, Series 2004-HE1,
   Class A, 5.53%, 1/25/24 *.................................          75,858            75,908
First Horizon ABS Trust, Series 2004-HE3,
   Class A, 5.61%, 10/25/34 *................................         143,852           144,294
Fleet Home Equity Loan Trust, Series 2003-1,
   Class A, 5.57%, 1/20/33 *.................................         129,260           129,413
GMAC Mortgage Corp. Loan Trust, Series
   2001-HE3, Class A2, 5.60%, 3/25/27 *......................          86,024            86,232
Greenpoint Home Equity Loan Trust, Series
   2004-1, Class A, 5.55%, 7/25/29 *.........................         120,611           121,035
Honda Auto Receivables Owner Trust, Series
   2003-2, Class A4, 2.16%, 10/21/08.........................         249,907           249,405
Honda Auto Receivables Owner Trust, Series
   2005-2, Class A3, 3.93%, 1/15/09..........................       1,403,955         1,393,155
Household Automotive Trust, Series 2005-1,
   Class A4, 4.35%, 6/18/12..................................         400,000           393,720
MSDWCC Heloc Trust, Series 2003-1, Class A,
   5.59%, 11/25/15 *.........................................         123,665           123,671
Navistar Financial Corp. Owner Trust, Series
   2005-A, Class A3, 4.22%, 2/15/10..........................         500,000           494,441
Onyx Acceptance Owner Trust, Series 2004-
   C, Class A4, 3.50%, 12/15/11..............................         300,000           295,061
Option One Mortgage Loan Trust, Series
   2003-1, Class A2, 5.74%, 2/25/33 *........................          37,886            37,931
Residential Funding Mortgage Securities,
   Series 2003-HS3, Class A2B, 5.61%,
   8/25/33 *.................................................         120,607           120,805
Residential Funding Securities Corp., Series
   2003-RP1, Class A, 5.83%, 11/25/34 * (a)..................          19,790            19,798
USAA Auto Owner Trust, Series 2003-1, Class
   A4, 2.04%, 2/16/10........................................         168,776           168,516
USAA Auto Owner Trust, Series 2005-2, Class
   A3, 4.00%, 12/15/09.......................................         988,276           979,090
Wachovia Asset Securitization, Inc., Series
   2002-HE2, Class A, 5.75%, 12/25/32 *......................         758,822           759,762
Wachovia Asset Securitization, Inc., Series
   2003-HE2, Class AII1, 5.58%, 7/25/33 *....................         112,375           112,650
                                                                                ---------------
TOTAL ASSET BACKED SECURITIES
   (AMORTIZED COST $8,744,068)...............................                         8,694,003
                                                                                ---------------

                                                                  PRINCIPAL
SECURITY DESCRIPTION                                              AMOUNT ($)       VALUE ($)
--------------------                                            -------------   ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS (7.3%)
Bank of America Mortgage Securities, Series
   2002-G, Class 2A1, 6.80%, 7/20/32 *.......................           5,397             5,410
Countrywide Home Equity Loan Trust, Series
   2004-25, Class 1A3, 5.68%, 2/25/35 *......................         219,449           220,194
Countrywide Home Loans, Series 2005-11,
   Class 4A1, 5.59%, 2/28/35 *...............................         495,801           496,943
CS First Boston Mortgage Securities Corp.,
   Series 2003-AR2, Class 2A1, 4.88%,
   2/25/33 *.................................................          55,007            55,330
CS First Boston Mortgage Securities Corp.,
   Series 2002-AR17, Class 2A1, 5.84%,
   12/19/39 *................................................          37,483            38,230
Freddie Mac, Series 1694, Class PQ, 6.50%,
   9/15/23...................................................         115,953           116,279
Freddie Mac Structured Pass Through
   Securities, Series T-54, Class 4A, 5.53%,
   2/25/43 *.................................................         162,538           163,496
Freddie Mac Structured Pass Through
   Securities, Series T-31, Class A7, 5.57%,
   5/25/31 *.................................................         347,683           347,683
Freddie Mac Structured Pass Through
   Securities, Series T-32, Class A1, 5.58%,
   8/25/31*..................................................          81,145            81,506
Freddie Mac Structured Pass Through
   Securities, Series T-57, Class 1A2, 7.00%,
   7/25/43...................................................         786,140           809,971
Freddie Mac, Structured Pass Through
   Securities, Series T-63, Class 1A1, 5.76%,
   2/25/45 *.................................................         508,868           508,180
Merrill Lynch Mortgage Investors, Inc., Series
   2003-A2, Class 2A2, 4.21%, 2/25/33........................          97,276            96,165
MLCC Mortgage Investors, Inc., Series 2003-
   B, Class A1, 5.66%, 4/25/28 *.............................         159,443           160,196
MLCC Mortgage Investors, Inc., Series 1999-
   A, Class A, 5.71%, 3/15/25 *..............................         195,804           196,615
SBA Participation Certificates, Series 2000-
   10C, Class 1, 7.88%, 5/1/10...............................          67,012            68,918
Sequoia Mortgage Trust, Series 10, Class 1A,
   5.72%, 10/20/27 *.........................................         163,957           164,186
Sequoia Mortgage Trust, Series 9, Class 1A,
   5.67%, 9/20/32 *..........................................         187,656           187,818
Structured Asset Securities Corp., Series
   2003-9A, Class 2A1, 3.83%, 3/25/33........................          84,769            84,239
Washington Mutual, Series 2005-AR1, Class
   A1A, 5.64%, 1/25/45 *.....................................         322,806           324,122
                                                                                ---------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (AMORTIZED COST $4,149,482)...............................                         4,125,481
                                                                                ---------------
CORPORATE BONDS (2.4%)
FINANCIALS (2.4%)
American Express Centurion, 5.41%,
   7/19/07 *.................................................         300,000           300,274
General Electric Capital Corp., 5.45%,
   1/5/07 *..................................................         145,000           145,040
Hartford Life Global Fund, 5.56%, 9/15/09 *..................         200,000           200,626
John Hancock Global Funding II, 5.54%,
   4/3/09 * (a)..............................................         250,000           250,639
Merrill Lynch & Co., 5.62%, 1/2/08 *.........................         100,000           100,259
National City Bank, 5.37%, 2/7/08 *..........................         200,000           200,191
Nationwide Life Global Funding, 5.26%,
   5/15/07 * (a).............................................         150,000           150,140
                                                                                ---------------
TOTAL CORPORATE BONDS
   (AMORTIZED COST $1,345,048)...............................                         1,347,169
                                                                                ---------------

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS                    SCHEDULE OF PORTFOLIO INVESTMENTS
SHORT-TERM BOND FUND                                            OCTOBER 31, 2006

                                                                  PRINCIPAL
SECURITY DESCRIPTION                                              AMOUNT ($)       VALUE ($)
--------------------                                            -------------   ---------------
MEDIUM TERM/SENIOR NOTES (2.5%)
FINANCIALS (2.5%)
American General Finance, Series H,
   5.47%, 4/5/07 *...........................................         325,000           325,189
American Honda Finance, 5.47%,
   4/13/07 * (a).............................................         175,000           175,131
Citigroup Global, Series A, 5.50%,
   12/12/06 *................................................         300,000           300,052
Goldman Sachs Group, Inc., 5.51%, 1/9/07 *...................         300,000           300,099
JP Morgan Chase & Co., Series C, 5.43%,
   12/12/06 *................................................         300,000           300,077
                                                                                ---------------
TOTAL MEDIUM TERM/SENIOR NOTES
   (AMORTIZED COST $1,400,047)...............................                         1,400,548
                                                                                ---------------
TAXABLE MUNICIPAL BONDS (8.3%)
ARIZONA (0.2%)
State, Educational Loan Marketing Corp.,
   Series A-1, 5.29%, 12/1/37 *..............................         100,000           100,000
                                                                                ---------------
GEORGIA (0.3%)
Municipal Electric Authority, 4.95%, 1/1/07..................         150,000           149,894
                                                                                ---------------
ILLINOIS (0.4%)
Cook County, School District #68, 5.20%,
   12/1/06...................................................         250,000           249,998
                                                                                ---------------
MASSACHUSETTS (0.4%)
State, Series D, 4.43%, 1/1/07...............................         250,000           249,633
                                                                                ---------------
MICHIGAN (0.4%)
State, GO, 3.99%, 11/1/07....................................         250,000           247,235
                                                                                ---------------
MINNESOTA (0.4%)
Savage Minnesota, GO, 4.85%, 2/1/07..........................         200,000           199,676
                                                                                ---------------
MISSOURI (1.8%)
Higher Education Loan Authority, Series N,
   5.40%, 7/1/32 *...........................................         400,000           400,000
State, Series E, 5.29%, 5/1/44 *.............................         600,000           600,000
                                                                                ---------------
                                                                                      1,000,000
                                                                                ---------------
NEW YORK (0.9%)
New York, Series L, 4.00%, 12/1/06...........................         300,000           299,655
Ulster County, GO, 4.95%, 11/15/06...........................         200,000           199,972
                                                                                ---------------
                                                                                        499,627
                                                                                ---------------
PENNSYLVANIA (1.3%)
Harrisburg, Redevelopment Authority, 3.74%,
   11/15/30 *................................................         150,000           149,904
Higher Education Assistance Agency, 5.29%,
   9/1/43 *..................................................         600,000           600,000
                                                                                ---------------
                                                                                        749,904
                                                                                ---------------
TEXAS (2.2%)
Brazos, Series A11, 5.30%, 12/1/38 *.........................         600,000           600,000
Panhandle-Plains, Series A-3, 5.27%,
   4/1/31 * .................................................         600,000           599,999
                                                                                ---------------
                                                                                      1,199,999
                                                                                ---------------
TOTAL TAXABLE MUNICIPAL BONDS
   (AMORTIZED COST $4,650,255)...............................                         4,645,966
                                                                                ---------------
U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES (7.7%)
FANNIE MAE (7.6%)
3.52%, 7/1/07, Pool #385793 *................................         935,264           923,841
4.13%, 5/1/34, Pool #784365 *................................         123,471           120,647
4.39%, 6/1/34, Pool #789463 *................................         379,741           369,359
4.50%, 4/1/13, Pool #254717..................................         949,652           930,534
4.70%, 1/1/35, Pool #810896 *................................         619,819           608,591
4.89%, 7/1/35, Pool #834933 *................................         791,948           784,293
5.50%, 1/1/10, Pool #687086..................................         355,204           354,624

                                                                  PRINCIPAL
SECURITY DESCRIPTION                                              AMOUNT ($)       VALUE ($)
--------------------                                            -------------   ---------------
U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES, CONTINUED
5.56%, 11/1/21, Pool #365421 *...............................          77,364            77,808
5.83%, 6/1/40, Pool #557072 *................................          24,792            25,087
6.50%, 12/1/15, Pool #545927.................................          51,295            52,355
8.50%, 8/1/30, Pool #542611..................................          14,119            15,183
                                                                                ---------------
                                                                                      4,262,322
                                                                                ---------------
FREDDIE MAC (0.0%)
6.67%, 4/1/29, Pool #846367 *................................          17,702            18,021
                                                                                ---------------
SMALL BUSINESS ADMINISTRATION (0.1%)
8.88%, 1/25/10, Pool #503653 *...............................          18,135            18,486
9.48%, 5/25/15, Pool #502966 *...............................          16,049            16,931
                                                                                ---------------
                                                                                         35,417
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY PASS-
   THROUGH SECURITIES (AMORTIZED COST $4,403,531)............                         4,315,760
                                                                                ---------------
U.S. GOVERNMENT AGENCY SECURITIES (26.3%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.1%)
5.15%, 9/21/07...............................................         250,000           249,703
5.20%, 9/28/07...............................................         400,000           400,044
5.25%, 12/3/07...............................................         250,000           250,326
5.25%, 4/4/08................................................         400,000           399,865
5.38%, 4/3/08................................................         250,000           249,863
5.40%, 2/1/08................................................         500,000           502,063
5.75%, 6/27/08...............................................         250,000           250,100
                                                                                ---------------
                                                                                      2,301,964
                                                                                ---------------
FEDERAL FARM CREDIT BANK (4.5%)
5.03%, 3/14/08...............................................         500,000           500,182
5.08%, 3/16/09...............................................         500,000           502,353
5.15%, 9/14/07...............................................         500,000           499,796
5.20%, 5/2/08................................................         500,000           501,862
5.30%, 8/7/07................................................         500,000           499,860
                                                                                ---------------
                                                                                      2,504,053
                                                                                ---------------
FEDERAL HOME LOAN BANK (12.5%)
5.00%, 3/13/07...............................................         400,000           399,445
5.00%, 3/20/07...............................................         500,000           499,281
5.05%, 10/11/07..............................................         400,000           399,538
5.08%, 2/22/07...............................................         250,000           249,756
5.09%, 10/7/08...............................................         500,000           501,713
5.10%, 3/6/08................................................         750,000           750,912
5.13%, 5/8/07................................................         250,000           249,806
5.13%, 5/24/07...............................................         250,000           249,798
5.13%, 4/16/08...............................................         500,000           501,214
5.25%, 8/28/07...............................................       1,000,000           999,099
5.32%, 2/23/07...............................................       1,000,000           999,434
5.50%, 6/21/07...............................................         250,000           250,375
5.50%, 8/28/09...............................................         750,000           749,631
6.50%, 11/15/06..............................................         300,000           300,115
                                                                                ---------------
                                                                                      7,100,117
                                                                                ---------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (5.2%)
5.10%, 3/14/08...............................................         400,000           399,536
5.13%, 4/24/07...............................................         250,000           249,748
5.13%, 9/28/07...............................................         500,000           499,301
5.20%, 5/9/07................................................         150,000           149,902
5.25%, 5/16/07...............................................         750,000           749,898
5.30%, 4/17/08...............................................         250,000           250,017
5.40%, 2/7/07................................................         400,000           399,981
5.50%, 12/28/07..............................................         250,000           250,032
                                                                                ---------------
                                                                                      2,948,415
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
   (AMORTIZED COST $14,849,137)..............................                        14,854,549
                                                                                ---------------

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS                    SCHEDULE OF PORTFOLIO INVESTMENTS
SHORT-TERM BOND FUND                                            OCTOBER 31, 2006

                                                                  PRINCIPAL
SECURITY DESCRIPTION                                              AMOUNT ($)       VALUE ($)
--------------------                                            -------------   ---------------
U.S. TREASURY OBLIGATIONS (27.4%)
U.S. TREASURY BILLS (13.1%)
5.02%, 12/14/06..............................................         250,000           248,541
5.02%, 2/22/07...............................................       1,000,000           984,510
5.04%, 2/1/07................................................         500,000           493,682
5.04%, 2/15/07...............................................       1,000,000           985,478
5.05%, 2/8/07................................................       3,500,000         3,452,403
5.05%, 3/29/07...............................................         500,000           489,877
5.16%, 1/11/07...............................................         250,000           247,569
5.17%, 3/8/07................................................         500,000           491,278
                                                                                ---------------
                                                                                      7,393,338
                                                                                ---------------
U.S. Treasury Notes (14.3%)
3.25%, 8/15/08...............................................       2,895,000         2,823,189
3.50%, 5/31/07...............................................         600,000           594,727
3.63%, 6/30/07...............................................         500,000           495,371
3.63%, 7/15/09...............................................       4,000,000         3,900,155
4.38%, 5/15/07...............................................         250,000           249,092
                                                                                ---------------
                                                                                      8,062,534
                                                                                ---------------
TOTAL U.S. TREASURY OBLIGATIONS
   (AMORTIZED COST $15,651,686)..............................                        15,455,872
                                                                                ---------------

SECURITY DESCRIPTION                                                SHARES         VALUE ($)
--------------------                                            -------------   ---------------
INVESTMENT COMPANIES (2.2%)
American Beacon Money Market Select Fund.....................       1,212,069         1,212,069
                                                                                ---------------
TOTAL INVESTMENT COMPANIES
   (AMORTIZED COST $1,212,069)...............................                         1,212,069
                                                                                ---------------
TOTAL INVESTMENTS
   (AMORTIZED COST $56,405,323) (b) - 99.6%..................                        56,051,417
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%.................                           207,861
                                                                                ---------------
NET ASSETS - 100.0%..........................................                   $    56,259,278
                                                                                ===============

----------
* Variable rate security. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2006.

(a) Represents a restricted security purchase under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the Board of Trustees.

(b) See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
SHORT-TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

ASSETS:
Investments, at value ($56,405,323)..........................                   $    56,051,417
Interest and dividends receivable............................                           345,785
Receivable for capital shares issued.........................                             1,385
Receivable from Adviser......................................                             4,332
Prepaid expenses.............................................                            55,784
                                                                                ---------------
TOTAL ASSETS.................................................                        56,458,703
                                                                                ---------------
LIABILITIES:
Dividends payable............................................   $     129,891
Payable for capital shares redeemed..........................          32,817
Accrued expenses and other payables:
   Administration............................................           7,681
   Accounting................................................           8,082
   Distribution and Service..................................               5
   Custodian.................................................           1,038
   Other.....................................................          19,911
                                                                -------------
TOTAL LIABILITIES............................................                           199,425
                                                                                ---------------
NET ASSETS...................................................                   $    56,259,278
                                                                                ===============
COMPOSITION OF NET ASSETS:
Capital......................................................                   $    56,873,872
Accumulated net investment loss..............................                             7,545
Accumulated net realized losses from
   investment transactions...................................                          (268,233)
Net unrealized depreciation from investments.................                          (353,906)
                                                                                ---------------
NET ASSETS...................................................                   $    56,259,278
                                                                                ===============
INSTITUTIONAL CLASS SHARES
   Net Assets................................................                   $    56,247,441
   Shares Outstanding (unlimited number of
      shares authorized @ $0.001 par value)..................                         5,643,922
   Net Asset Value, Offering Price and
      Redemption Price per share.............................                   $          9.97
                                                                                ===============
CLASS A SHARES
   Net Assets................................................                   $        11,837
   Shares Outstanding (unlimited number of
      shares authorized @ $0.001 par value)..................                             1,189
   Net Asset Value and Redemption Price
      per share..............................................                   $          9.96
                                                                                ===============
Maximum sales charge.........................................                              2.25%
                                                                                ===============
Maximum Offering Price (Net Asset Value/
   (100% minus maximum sales charge).........................                   $         10.19
                                                                                ===============

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
   Interest income...........................................                   $     2,354,191
   Dividend income...........................................                           102,407
                                                                                ---------------
TOTAL INVESTMENT INCOME......................................                         2,456,598

EXPENSES:
   Investment advisory.......................................   $     220,524
   Administration............................................          91,963
   Distribution..............................................          45,574
   Distribution - Class A Shares (a).........................               7
   Service...................................................          46,332
   Service - Class A Shares (a)..............................               7
   Accounting................................................          51,261
   Custodian.................................................          11,025
   Compliance services.......................................           4,276
   Transfer Agent............................................           4,004
   Trustee...................................................           9,835
   Other.....................................................          65,524
                                                                -------------
TOTAL EXPENSES BEFORE FEE REDUCTIONS.........................                           550,332
   Expenses reduced by the Adviser...........................                          (201,682)
   Expenses reduced by the Distributor.......................                           (45,574)
   Expenses reduced by the Administrator.....................                           (18,533)
                                                                                ---------------
   NET EXPENSES..............................................                           284,543
                                                                                ---------------
NET INVESTMENT INCOME........................................                         2,172,055
                                                                                ---------------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment
   transactions..............................................                           (31,338)
Change in unrealized appreciation/depreciation
   from investments..........................................                            81,107
                                                                                ---------------
Net realized/unrealized gains from investments...............                            49,769
                                                                                ---------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS...............                   $     2,221,824
                                                                                ===============

----------
(a)  Class A Shares commenced operations on May 3, 2006.

                       See Notes to Financial Statements.

AMERICAN INDEPENDENCE FUNDS
SHORT-TERM BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED       YEAR ENDED
                                                                 OCTOBER 31,      OCTOBER 31,
                                                                     2006             2005
                                                                -------------   ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income.....................................   $   2,172,055   $     1,595,210
   Net realized losses from investment transactions..........         (31,338)          (93,927)
   Change in unrealized appreciation/depreciation from
      investments............................................          81,107          (489,797)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM OPERATIONS.........................       2,221,824         1,011,486
                                                                -------------   ---------------

DISTRIBUTIONS:
FROM NET INVESTMENT INCOME:
   Institutional Class Shares................................      (2,235,646)       (1,679,978)
   Class A Shares (a)........................................            (113)               --
FROM NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS:
   Institutional Class Shares................................              (6)          (62,639)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS..........      (2,235,765)       (1,742,617)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...............        (588,493)         (532,182)
                                                                -------------   ---------------
CHANGE IN NET ASSETS.........................................        (602,434)       (1,263,313)

NET ASSETS:
   Beginning of year.........................................      56,861,712        58,125,025
                                                                -------------   ---------------
   End of year...............................................   $  56,259,278   $    56,861,712
                                                                =============   ===============
Undistributed net investment income (accumulated net
   investment loss)..........................................   $       7,545   $        13,054
                                                                =============   ===============
CAPITAL TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Proceeds from shares issued...............................   $   9,950,830   $     9,333,774
   Dividends reinvested......................................         819,366           707,547
   Cost of shares redeemed...................................     (11,370,503)      (10,573,503)
                                                                -------------   ---------------
Institutional Class Shares capital transactions..............        (600,307)         (532,182)
                                                                -------------   ---------------
CLASS A SHARES (a):
   Proceeds from shares issued...............................          11,708                --
   Dividends reinvested......................................             106                --
                                                                -------------   ---------------
Class A Shares capital transactions..........................          11,814                --
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...............   $    (588,493)  $      (532,182)
                                                                =============   ===============
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Issued....................................................         999,522           930,130
   Reinvested................................................          82,303            70,569
   Redeemed..................................................      (1,142,011)       (1,055,377)
                                                                -------------   ---------------
CHANGE IN INSTITUTIONAL CLASS SHARES.........................         (60,186)          (54,678)
                                                                =============   ===============
CLASS A SHARES (a):
   Proceeds from shares issued...............................           1,178                --
   Dividends reinvested......................................              11                --
                                                                -------------   ---------------
Change in Class A Shares.....................................           1,189                --
                                                                =============   ===============

----------
(a)  Class A Shares commenced operations on May 3, 2006.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

Selected data for a share outstanding throughout the period indicated.

                                                            YEARS ENDED OCTOBER 31,
                                                -----------------------------------------------
                                                  2006      2005      2004      2003      2002
                                                -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD.........   $  9.97   $ 10.09   $ 10.17   $ 10.17   $ 10.40
                                                -------   -------   -------   -------   -------
INVESTMENT ACTIVITIES
   Net investment income.....................      0.39      0.26      0.17      0.22      0.38
   Net realized and unrealized gains
      (losses) from investments..............      0.01     (0.08)    (0.05)     0.02     (0.18)
                                                -------   -------   -------   -------   -------
   Total from Investment Activities..........      0.40      0.18      0.12      0.24      0.20
                                                -------   -------   -------   -------   -------
DISTRIBUTIONS
Net investment income........................     (0.40)    (0.29)    (0.18)    (0.24)    (0.38)
Net realized gains from investments..........        --*    (0.01)    (0.02)       --     (0.05)
                                                -------   -------   -------   -------   -------
   Total Distributions.......................     (0.40)    (0.30)    (0.20)    (0.24)    (0.43)
                                                -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD...............   $  9.97   $  9.97   $ 10.09   $ 10.17   $ 10.17
                                                =======   =======   =======   =======   =======

TOTAL RETURN.................................      4.13%     1.76%     1.23%     2.41%     2.02%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of year (000's)............   $56,247   $56,862   $58,125   $61,392   $48,579
Ratio of expenses to average net assets......      0.52%     0.65%     0.65%     0.65%     0.65%
Ratio of net investment income to average
   net assets................................      3.94%     2.70%     1.69%     2.13%     3.71%
Ratio of expenses to average net
   assets (a)................................      1.00%     1.34%     1.33%     1.33%     1.33%
Portfolio turnover rate (b)..................     32.38%    63.43%    68.14%    72.06%    66.57%

----------
*    Amount is less than $0.005 per share.

(a) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS - CLASS A

Selected data for a share outstanding throughout the period indicated.

                                                                                PERIOD ENDED
                                                                            OCTOBER 31, 2006(a)
                                                                            -------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................................   $             9.94
                                                                            ------------------
INVESTMENT ACTIVITIES
   Net investment income.................................................                 0.20
   Net realized and unrealized gains from investments....................                 0.02
                                                                            ------------------
      Total from Investment Activities...................................                 0.22
                                                                            ------------------
DISTRIBUTIONS
   Net investment income.................................................                (0.20)
                                                                            ------------------
   Total Distributions...................................................                (0.20)
                                                                            ------------------
NET ASSET VALUE, END OF PERIOD...........................................   $             9.96
                                                                            ==================
TOTAL RETURN (EXCLUDES SALES CHARGE).....................................                 2.21%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of year (000's)........................................   $               12
Ratio of expenses to average net assets..................................                 0.75%(c)
Ratio of net investment income to average net assets.....................                 4.01%(c)
Ratio of expenses to average net assets (d)..............................                 1.34%(c)
Portfolio turnover rate (e)..............................................                32.38%

----------
(a)  Class A Shares commenced operations on May 3, 2006.

(b)  Not annualized.

(c)  Annualized.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS                    SCHEDULE OF PORTFOLIO INVESTMENTS
INTERMEDIATE BOND FUND                                          OCTOBER 31, 2006

                                                                  PRINCIPAL
SECURITY DESCRIPTION                                              AMOUNT ($)       VALUE ($)
--------------------                                            -------------   ---------------
ASSET BACKED SECURITIES (7.4%)
Green Tree Financial Corp., Series 1997-7,
   Class A8, 6.86%, 7/15/29..................................   $     176,037   $       181,243
Harley-Davidson Motorcycle Trust, 2005-3A2,
   4.41%, 6/15/12............................................         500,000           494,804
Honda Auto Receivables Owner Trust, Series
   2003-2, Class A4, 2.16%, 10/21/08.........................         199,926           199,524
Household Automotive Trust, Series 2005-3,
   Class A3, 4.80%, 10/17/10.................................         400,000           398,213
Hyundai Auto Receivables Trust, Series
   2005-A, Class A3, 3.98%, 11/16/09.........................         360,000           355,497
MSDWCC Heloc Trust, Series 2003-1, Class
   A, 5.59%, 11/25/15 *......................................         123,665           123,671
Nissan Auto Receivables Owner Trust, Series
   2005-B, Class A3, 3.99%, 7/15/09..........................         495,014           490,575
Onyx Acceptance Owner Trust, Series
   2004-C, Class A4, 3.50%, 12/15/11.........................         275,000           270,473
Residential Funding Securities Corp., Series
   2003-RP1, Class A, 5.83%, 11/25/34 * (a)..................           8,246             8,249
Triad Auto Receivables Owner Trust, Series
   2005-B, Class A3, 4.28%, 6/14/10..........................         300,000           297,136
Volkswagen Auto Lease Trust, Series 2005-A,
   Class A3, 3.82%, 5/20/08..................................         320,346           318,660
Wachovia Asset Securitization, Inc., Series
   2003-HE2, Class AII1, 5.58%, 7/25/33 *....................         112,375           112,650
WFS Financial Owner Trust, Series 2005-3,
   Class A4, 4.38%, 5/19/13..................................         300,000           296,222
                                                                                ---------------
TOTAL ASSET BACKED SECURITIES
   (COST $3,567,383).........................................                         3,546,917
                                                                                ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS (13.6%)
CS First Boston Mortgage Securities
   Corp, Series 2004-AR5, Class 10A1, 5.00%, 6/25/34 *.......         147,595           146,793
Fannie Mae Grantor Trust, Series 2004-T3,
   Class 1A1, 6.00%, 2/25/44.................................         570,010           573,979
Fannie Mae Whole Loan, Series 2004-W8,
   Class 3A, 7.50%, 6/25/44..................................         244,005           255,520
Fannie Mae, Series 2002-16, Class XU,
   5.50%, 4/25/17............................................       3,100,000         3,120,272
Fannie Mae, Series 2002-49, Class KG,
   5.50%, 8/25/17............................................         500,000           503,089
Fannie Mae, Series 2003-92, Class HP,
   4.50%, 9/25/18............................................         554,305           541,565
Freddie Mac Structured Pass Through
   Securities, Series T-58, Class 2A, 6.50%,
   9/25/43...................................................         358,358           365,922
MLCC Mortgage Investors, Inc., Series
   2003-B, Class A1, 5.66%, 4/25/28 *........................         132,869           133,497
MLCC Mortgage Investors, Inc., Series
   2003-D, Class A, 5.63%, 8/25/28 *.........................         160,465           160,741
Sequoia Mortgage Trust, Series 10, Class 1A,
   5.72%, 10/20/27 *.........................................         163,957           164,186
Washington Mutual, Series 2003-AR1, Class A6,
   4.48%, 3/25/33 *..........................................         584,957           580,281
                                                                                ---------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $6,499,641).........................................                         6,545,845
                                                                                ---------------
CORPORATE BONDS (19.2%)
CONSUMER DISCRETIONARY (3.7%)
Duke Realty Corp., 5.65%, 12/22/06 *.........................         225,000           225,021
Fedex Corp., 7.52%, 1/15/18..................................         121,595           128,087
Harvard University, 8.13%, 4/15/07...........................         250,000           253,048
Honeywell International, 6.13%, 11/1/11......................         250,000           260,279
Ingersoll-Rand Co., 4.75%, 5/15/15...........................         125,000           119,172

                                                                  PRINCIPAL
SECURITY DESCRIPTION                                              AMOUNT ($)       VALUE ($)
--------------------                                            -------------   ---------------
CORPORATE BONDS, CONTINUED
Masco Corp., 5.88%, 7/15/12..................................         175,000           175,345
McDonald's Corp., 8.88%, 4/1/11..............................         125,000           142,935
Prologis, 5.25%, 11/15/10....................................          85,000            84,613
Rubbermaid, Inc., 6.60%, 11/15/06............................         125,000           125,011
Thermo Electron Corp., 5.00%, 6/1/15.........................         125,000           118,230
Thomson Corp., 6.20%, 1/5/12.................................         175,000           180,846
                                                                                ---------------
                                                                                      1,812,587
                                                                                ---------------
CONSUMER STAPLES (1.0%)
Conagra, Inc., 7.88%, 9/15/10................................          99,000           107,708
Kellogg Co., 6.60%, 4/1/11...................................         210,000           221,444
Kraft Foods, Inc., 6.25%, 6/1/12.............................         150,000           156,294
                                                                                ---------------
                                                                                        485,446
                                                                                ---------------
ENERGY (0.4%)
Marathon Oil Corp., 6.13%, 3/15/12...........................         165,000           171,098
                                                                                ---------------
FINANCIALS (11.1%)
Allstate Financial Global Funding, 6.50%,
   6/14/11, (a)..............................................         300,000           315,551
American Express Credit, 5.00%, 12/2/10......................         175,000           174,736
AmSouth Bancorp, 6.13%, 3/1/09...............................         100,000           102,031
Bank of America Corp., 7.40%, 1/15/11........................         300,000           324,770
Bank One Corp., 10.00%, 8/15/10..............................         230,000           264,799
Berkley Corp., 5.13%, 9/30/10................................         150,000           148,642
Citigroup, Inc., 6.50%, 1/18/11..............................         115,000           120,876
City National Bank, 6.75%, 9/1/11............................         250,000           265,893
First Tennessee Bank, 5.05%, 1/15/15.........................         200,000           193,744
First Union National Bank, 7.80%, 8/18/10....................         300,000           325,499
Firstar Bank N.A., 7.13%, 12/1/09............................         150,000           158,287
Fort Eustis, 4.98%, 12/15/20.................................         200,000           189,870
Goldman Sachs Group, Inc., 6.88%, 1/15/11....................         225,000           238,645
John Hancock Global Funding II, 7.90%,
   7/2/10, (a)...............................................         200,000           218,043
Manufacturers & Traders Trust Co., 5.59%,
   12/28/20 *................................................         169,000           168,950
Marshall & Ilsley Bank, 6.38%, 9/1/11........................         200,000           210,133
Metlife, Inc., 5.38%, 12/15/12...............................          80,000            80,700
Morgan Stanley Dean Witter, 6.75%,
   4/15/11...................................................         250,000           264,517
National City Bank, 6.20%, 12/15/11..........................         150,000           156,731
National City Bank of Kentucky, 6.30%,
   2/15/11...................................................          75,000            78,131
New York Life Global Funding, 5.38%,
   9/15/13, (a)..............................................         240,000           242,453
Pacific Pilot Funding Ltd., 6.12%,
   10/20/16 * (a)............................................         148,615           148,360
PNC Funding Corp., 6.13%, 2/15/09............................         150,000           153,142
Principal Life Global, 6.25%, 2/15/12, (a)...................         150,000           156,990
Safeco Corp., 4.88%, 2/1/10..................................         150,000           148,632
Sovereign Bank, 4.00%, 2/1/08................................         250,000           245,831
U.S. Bank N.A. Minnesota, 6.38%, 8/1/11......................         150,000           157,552
Unitrin, Inc., 5.75%, 7/1/07.................................         150,000           149,997
                                                                                ---------------
                                                                                      5,403,505
                                                                                ---------------
HEALTH CARE (1.0%)
American Home Products, 6.95%, 3/15/11.......................         135,000           143,841
Bristol-Myers Squibb Co., 5.75%, 10/1/11.....................         160,000           163,207
Schering-Plough Corp., 5.55%, 12/1/13 *......................         185,000           186,087
                                                                                ---------------
                                                                                        493,135
                                                                                ---------------
INDUSTRIALS (0.3%)
Praxair, Inc., 6.50%, 3/1/08.................................         125,000           126,855
                                                                                ---------------
MATERIALS (1.1%)
Alcan, Inc., 6.25%, 11/1/08..................................         170,000           172,923

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS                    SCHEDULE OF PORTFOLIO INVESTMENTS
INTERMEDIATE BOND FUND                                          OCTOBER 31, 2006

                                                                  PRINCIPAL
SECURITY DESCRIPTION                                              AMOUNT ($)       VALUE ($)
--------------------                                            -------------   ---------------
CORPORATE BONDS, CONTINUED
Alcoa Inc, 6.00%, 1/15/12....................................         165,000           170,357
Bemis Company, Inc., 4.88%, 4/1/12...........................         175,000           170,637
                                                                                ---------------
                                                                                        513,917
                                                                                ---------------
TELECOMMUNICATIONS (0.3%)
Sprint Capital Corp., 6.00%, 1/15/07.........................         140,000           140,070
                                                                                ---------------
UTILITIES (0.3%)
General Electric Co., 5.00%, 2/1/13..........................         170,000           168,502
                                                                                ---------------
TOTAL CORPORATE BONDS (COST $9,328,286)......................                         9,315,115
                                                                                ---------------
MEDIUM TERM/SENIOR NOTES (0.5%)
CONSUMER DISCRETIONARY (0.5%)
Stanford University, Series A, 6.16%, 4/30/11................         225,000           234,648
                                                                                ---------------
TOTAL MEDIUM TERM/SENIOR NOTES
   (COST $225,000)...........................................                           234,648
                                                                                ---------------
TAXABLE MUNICIPAL BONDS (7.2%)
ARKANSAS (0.8%)
State, Water-Waste Disposal, Series A, GO,
   6.00%, 7/1/08, OID........................................         435,000           441,559
                                                                                ---------------
ILLINOIS (1.3%)
Chicago, Series C, 4.69%, 1/1/11.............................         175,000           173,100
Chicago, Series D, GO, 4.72%, 1/1/12.........................         200,000           197,733
Loyola University, Series C, 4.80%, 7/1/13...................         150,000           144,219
State, Pension, GO, 3.55%, 6/1/11............................         170,000           159,531
                                                                                ---------------
                                                                                        674,583
                                                                                ---------------
INDIANA (0.6%)
State, Series A, 3.69%, 1/15/08..............................         275,000           270,248
                                                                                ---------------
IOWA (0.6%)
Davenport, Series A, GO, 4.60%,
   6/1/12, OID...............................................         160,000           157,077
Des Moines, Hotel & Motel, GO, 5.85%,
   12/1/11, OID..............................................         115,000           119,533
                                                                                ---------------
                                                                                        276,610
                                                                                ---------------
MAINE (0.6%)
State, GO, 3.25%, 6/15/10....................................         300,000           283,065
                                                                                ---------------
MICHIGAN (0.3%)
State, GO, 3.99%, 11/1/07....................................         125,000           123,618
                                                                                ---------------
MINNESOTA (0.4%)
Kandiyohi County, Series A, 5.00%, 6/15/15...................         180,000           177,575
                                                                                ---------------
MISSISSIPPI (0.4%)
Jackson County, 5.00%, 6/1/13................................         190,000           187,448
                                                                                ---------------
NEW YORK (0.3%)
New York, Series J, 2.60%, 6/1/07............................         150,000           147,662
                                                                                ---------------
OREGON (0.5%)
State, Alternative Energy Project,
   Series F, GO, 5.25%, 10/1/09, OID.........................         225,000           225,549
                                                                                ---------------
PENNSYLVANIA (0.4%)
Bethlehem, Series B, GO, 4.85%, 11/1/13......................         190,000           186,772
                                                                                ---------------
TENNESSEE (0.4%)
State, Series B, GO, 6.00%, 2/1/09...........................         175,000           178,714
                                                                                ---------------
TEXAS (0.3%)
State, Water Financial Assistance, GO,
   3.50%, 8/1/11.............................................         175,000           163,534
                                                                                ---------------
WISCONSIN (0.3%)
State, Series A, GO, 4.80%, 5/1/13...........................         125,000           122,813
                                                                                ---------------
TOTAL TAXABLE MUNICIPAL BONDS
   (COST $3,516,779).........................................                         3,459,750
                                                                                ---------------

                                                                  PRINCIPAL
SECURITY DESCRIPTION                                              AMOUNT ($)       VALUE ($)
--------------------                                            -------------   ---------------
U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES (12.7%)
FANNIE MAE (10.7%)
3.97%, 6/1/33, Pool #708318 *................................         253,064           249,136
4.17%, 2/1/09, Pool #386844..................................         464,489           454,087
4.23%, 3/1/34, Pool #776486 *................................         235,374           230,382
4.61%, 7/1/12, Pool #387461..................................       1,250,000         1,217,576
4.67%, 1/1/10, Pool #385732..................................         458,541           446,509
4.70%, 1/1/35, Pool #810896 *................................       1,239,638         1,217,182
4.73%, 12/1/12, Pool #385682.................................         459,196           450,444
5.01%, 4/1/11, Pool #387392..................................         737,104           730,733
5.56%, 11/1/21, Pool #365421 *...............................         160,098           161,015
                                                                                ---------------
                                                                                      5,157,064
                                                                                ---------------
FREDDIE MAC (2.0%)
4.50%, 11/1/18, Pool #B10834.................................         967,620           936,954
6.67%, 4/1/29, Pool #846367 *................................          17,702            18,021
                                                                                ---------------
                                                                                        954,975
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY PASS-
   THROUGH SECURITIES (COST $6,333,439)......................                         6,112,039
                                                                                ---------------
U.S. GOVERNMENT AGENCY SECURITIES (12.5%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.5%)
5.20%, 6/2/08................................................         100,000           100,396
5.55%, 5/4/09................................................         150,000           149,996
                                                                                ---------------
                                                                                        250,392
                                                                                ---------------
FEDERAL FARM CREDIT BANK (4.2%)
5.00%, 9/21/09...............................................         500,000           501,869
5.03%, 3/14/08...............................................         500,000           500,182
5.08%, 3/16/09...............................................         500,000           502,353
5.20%, 5/2/08................................................         500,000           501,862
                                                                                ---------------
                                                                                      2,006,266
                                                                                ---------------
FEDERAL HOME LOAN BANK (6.5%)
5.00%, 2/29/08...............................................         500,000           499,917
5.00%, 10/2/09...............................................         500,000           501,898
5.08%, 2/22/07...............................................         500,000           499,512
5.13%, 6/13/08...............................................         100,000           100,305
5.40%, 9/5/08................................................         750,000           748,247
5.50%, 6/27/08, Series 663...................................         500,000           500,616
5.70%, 6/26/09...............................................         250,000           249,947
                                                                                ---------------
                                                                                      3,100,442
                                                                                ---------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.3%)
5.25%, 5/16/07...............................................         500,000           499,932
5.38%, 5/15/08...............................................         150,000           150,111
                                                                                ---------------
                                                                                        650,043
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
   (COST $5,999,148).........................................                         6,007,143
                                                                                ---------------
U.S. TREASURY OBLIGATIONS (24.6%)
U.S. TREASURY BILLS (2.7%)
5.03%, 2/22/07...............................................       1,000,000           984,510
5.04%, 2/15/07...............................................         300,000           295,643
                                                                                ---------------
                                                                                      1,280,153
                                                                                ---------------
U.S. TREASURY BONDS (7.6%)
7.25%, 5/15/16...............................................       3,070,000         3,684,479
                                                                                ---------------
U.S. TREASURY NOTES (14.3%)
1.88%, 7/15/15, Treasury Inflation Index.....................         450,000           453,756
2.00%, 7/15/14...............................................         550,000           578,946
3.88%, 9/15/10...............................................         295,000           287,717
4.00%, 2/15/15...............................................         300,000           287,707

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS                    SCHEDULE OF PORTFOLIO INVESTMENTS
INTERMEDIATE BOND FUND                                          OCTOBER 31, 2006

                                                                  PRINCIPAL
SECURITY DESCRIPTION                                              AMOUNT ($)       VALUE ($)
--------------------                                            -------------   ---------------
U.S. TREASURY OBLIGATIONS, CONTINUED
4.13%, 5/15/15...............................................         850,000           821,877
4.25%, 11/30/07..............................................       1,000,000           993,281
4.25%, 1/15/11...............................................         450,000           444,305
4.38%, 12/31/07..............................................       1,500,000         1,491,505
4.38%, 11/15/08..............................................         750,000           745,400
4.38%, 8/15/12...............................................         335,000           331,951
4.50%, 11/15/15..............................................         500,000           496,211
                                                                                ---------------
                                                                                      6,932,656
                                                                                ---------------
TOTAL U.S. TREASURY OBLIGATIONS
   (COST $12,096,168)........................................                        11,897,288
                                                                                ---------------


SECURITY DESCRIPTION                                               SHARES          VALUE ($)
--------------------                                            -------------   ---------------
INVESTMENT COMPANIES (1.5%)
American Beacon Money Market
   Select Fund...............................................         725,260           725,260
                                                                                ---------------
TOTAL INVESTMENT COMPANIES
   (COST $725,260)...........................................                           725,260
                                                                                ---------------
TOTAL INVESTMENTS
   (COST $48,291,104) (b) - 99.2%............................                        47,844,005
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%.................                           377,850
                                                                                ---------------
NET ASSETS - 100.0%..........................................                   $    48,221,855
                                                                                ===============

----------
* Variable rate security. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2006.

(a) Represents a restricted security purchase under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the Board of Trustees.

(b) See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

GO  - General Obligation

OID - Original Issue Discount

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
INTERMEDIATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

ASSETS:
Investments, at value ($48,291,104)..........................                   $    47,844,005
Interest and dividends receivable............................                           539,581
Receivable for capital shares issued.........................                             5,741
Prepaid expenses.............................................                            54,650
                                                                                ---------------
TOTAL ASSETS.................................................                        48,443,977
                                                                                ---------------
LIABILITIES:
Dividends payable............................................   $     105,175
Payable for capital shares redeemed..........................          81,016
Accrued expenses and other payables:
   Investment advisory.......................................           2,433
   Administration............................................           6,675
   Accounting................................................           8,124
   Service organization fees.................................               4
   Custodian.................................................             928
   Other.....................................................          17,767
                                                                -------------
TOTAL LIABILITIES............................................                           222,122
                                                                                ---------------
NET ASSETS...................................................                   $    48,221,855
                                                                                ===============
COMPOSITION OF NET ASSETS:
Capital......................................................                   $    48,773,584
Accumulated net investment income............................                           104,341
Accumulated net realized losses from investment
   transactions..............................................                          (208,971)
Net unrealized depreciation from investments.................                          (447,099)
                                                                                ---------------
NET ASSETS...................................................                   $    48,221,855
                                                                                ===============
INSTITUTIONAL CLASS SHARES
   Net Assets................................................                   $    48,210,967
   Shares Outstanding (unlimited number of shares authorized
      @ $0.001 par value)....................................                         4,758,032
   Net Asset Value, Offering Price and Redemption Price per
      share..................................................                   $         10.13
                                                                                ===============
CLASS A SHARES
   Net Assets................................................                   $        10,888
   Shares Outstanding (unlimited number of shares authorized
      @ $0.001 par value)....................................                             1,075
   Net Asset Value and Redemption Price per share............                   $         10.13
                                                                                ===============
   Maximum sales charge......................................                              4.25%
                                                                                ===============
   Maximum Offering Price (Net Asset Value/ 100% minus
      maximum sales charge)..................................                   $         10.58
                                                                                ===============

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
   Interest income...........................................                   $     2,369,926
   Dividend income...........................................                            62,003
                                                                                ---------------
TOTAL INVESTMENT INCOME......................................                         2,431,929
                                                                                ---------------
EXPENSES:
   Investment advisory.......................................   $     198,099
   Administration............................................          82,637
   Distribution..............................................          30,870
   Distribution - Class A Shares (a).........................               6
   Service...................................................          41,750
   Service - Class A Shares (a)..............................               6
   Accounting................................................          50,935
   Custodian.................................................           9,904
   Compliance Services.......................................           3,850
   Transfer agent............................................           3,346
   Trustees..................................................           8,928
   Other.....................................................          57,749
                                                                -------------
TOTAL EXPENSES BEFORE FEE REDUCTIONS.........................                           488,080
   Expenses reduced by the Adviser...........................                          (130,338)
   Expenses reduced by the Distributor.......................                           (30,870)
   Expenses reduced by the Administrator.....................                           (16,700)
                                                                                ---------------
NET EXPENSES.................................................                           310,172
                                                                                ---------------
NET INVESTMENT INCOME........................................                         2,121,757
                                                                                ---------------
REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Net realized losses from investment transactions.............                          (149,891)
Change in unrealized appreciation/depreciation from
   investments...............................................                           (18,889)
                                                                                ---------------
Net realized/unrealized losses from investments..............                          (168,780)
                                                                                ---------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS...............                   $     1,952,977
                                                                                ===============

----------
(a)  Class A Shares commenced operations on May 3, 2006.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
INTERMEDIATE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED       YEAR ENDED
                                                                 OCTOBER 31,      OCTOBER 31,
                                                                     2006             2005
                                                                -------------   ---------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income.....................................   $   2,121,757   $     2,083,623
   Net realized gains (losses) from investment
      transactions...........................................        (149,891)           87,256
   Change in unrealized appreciation/depreciation from
      investments............................................         (18,889)       (1,925,741)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM OPERATIONS.........................       1,952,977           245,138
                                                                -------------   ---------------
DISTRIBUTIONS:
FROM NET INVESTMENT INCOME:
   Institutional Class Shares................................      (2,128,519)       (2,157,977)
   Class A Shares (a)........................................            (103)               --
FROM NET REALIZED GAIN ON INVESTMENT:
   Institutional Class Shares................................          (6,225)         (254,411)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM DISTRIBUTIONS......................      (2,134,847)       (2,412,388)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...............      (1,604,942)        2,433,447
                                                                -------------   ---------------
CHANGE IN NET ASSETS.........................................      (1,786,812)          266,197
                                                                -------------   ---------------
NET ASSETS:
   Beginning of year.........................................      50,008,667        49,742,470
                                                                -------------   ---------------
   End of year...............................................   $  48,221,855   $    50,008,667
                                                                =============   ===============
Undistributed net investment income..........................   $     104,341   $        52,125
                                                                =============   ===============
CAPITAL TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Proceeds from shares issued...............................       7,108,324        13,652,232
   Dividends reinvested......................................         885,293         1,124,412
   Cost of shares redeemed...................................      (9,609,355)      (12,343,197)
                                                                -------------   ---------------
Institutional Class Shares capital transactions..............      (1,615,738)        2,433,447
                                                                -------------   ---------------
CLASS A SHARES (A):
   Proceeds from shares issued...............................          10,701                --
   Dividends reinvested......................................              95                --
                                                                -------------   ---------------
Class A Shares capital transactions..........................          10,796                --
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...............   $  (1,604,942)  $     2,433,447
                                                                =============   ===============
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Issued....................................................         703,942         1,305,365
   Reinvested................................................          87,741           108,320
   Redeemed..................................................        (952,937)       (1,193,423)
                                                                -------------   ---------------
Change in Institutional Class Shares.........................        (161,254)          220,262
                                                                =============   ===============
CLASS A SHARES (a):
   Issued....................................................           1,066                --
   Reinvested................................................               9                --
                                                                -------------   ---------------
Change in Class A Shares.....................................           1,075                --
                                                                =============   ===============

----------
(a)  Class A Shares commenced operations on May 3, 2006.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
INTERMEDIATE BOND FUND

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

Selected data for a share outstanding throughout the period indicated.

                                                            YEARS ENDED OCTOBER 31,
                                                -----------------------------------------------
                                                  2006      2005      2004      2003      2002
                                                -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD.........   $ 10.17   $ 10.59   $ 10.69   $ 10.71   $ 10.54
                                                -------   -------   -------   -------   -------
INVESTMENT ACTIVITIES
   Net investment income.....................      0.43      0.39      0.39      0.43      0.55
   Net realized and unrealized gains (losses)
      from  investments......................     (0.04)    (0.35)     0.02      0.05      0.15
                                                -------   -------   -------   -------   -------
   Total from Investment Activities..........      0.39      0.04      0.41      0.48      0.70
                                                -------   -------   -------   -------   -------
DISTRIBUTIONS
   Net investment income.....................     (0.43)    (0.41)    (0.40)    (0.47)    (0.53)
   Net realized gains........................        --*    (0.05)    (0.11)    (0.03)       --
                                                -------   -------   -------   -------   -------
      Total Distributions....................     (0.43)    (0.46)    (0.51)    (0.50)    (0.53)
                                                -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD...............   $ 10.13   $ 10.17   $ 10.59   $ 10.69   $ 10.71
                                                =======   =======   =======   =======   =======
TOTAL RETURN.................................      3.99%     0.36%     3.91%     4.53%     6.87%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets at end of year (000's).........   $48,211   $50,009   $49,742   $51,927   $48,006
   Ratio of expenses to average net assets ..      0.63%     0.76%     0.76%     0.76%     0.76%
   Ratio of net investment income to average
      net assets.............................      4.28%     3.81%     3.66%     4.00%     5.29%
   Ratio of expenses to average net
      assets (a).............................      0.99%     1.35%     1.34%     1.34%     1.33%
   Portfolio turnover rate (b)...............     20.93%    61.83%    85.91%    59.41%   135.72%

----------
*    Amount is less than $0.005 per share

(a) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
INTERMEDIATE BOND FUND

FINANCIAL HIGHLIGHTS - CLASS A

Selected data for a share outstanding throughout the period indicated.

                                                                                PERIOD ENDED
                                                                            OCTOBER 31, 2006(a)
                                                                            -------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................................   $            10.00
                                                                            ------------------
INVESTMENT ACTIVITIES
   Net investment income.................................................                 0.22
   Net realized and unrealized gains from investments....................                 0.13
                                                                            ------------------
      Total from Investment Activities...................................                 0.35
                                                                            ------------------
DISTRIBUTIONS
   Net investment income.................................................                (0.22)
                                                                            ------------------
   Total Distributions...................................................                (0.22)
                                                                            ------------------
NET ASSET VALUE, END OF PERIOD...........................................   $            10.13
                                                                            ==================
TOTAL RETURN (EXCLUDES SALES CHARGE).....................................                 3.45%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of year (000's)........................................   $               11
Ratio of expenses to average net assets..................................                 0.86%(c)
Ratio of net investment income to average net assets.....................                 4.00%(c)
Ratio of expenses to average net assets (d)..............................                 1.29%(c)
Portfolio turnover rate (e)..............................................                20.93%

----------
(a)  Class A Shares commenced operations on May 3, 2006.

(b)  Not annualized.

(c)  Annualized.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS                    SCHEDULE OF PORTFOLIO INVESTMENTS
KANSAS TAX-EXEMPT BOND FUND                                     OCTOBER 31, 2006

                                                                  PRINCIPAL
SECURITY DESCRIPTION                                              AMOUNT ($)       VALUE ($)
--------------------                                            -------------   ---------------
MUNICIPAL BONDS (99.5%)
KANSAS (99.5%)
Augusta, Waterworks Revenue, Series A,
   5.00%, 4/1/19, Callable 10/1/14 @ 100,
   RADIAN....................................................       1,180,000   $     1,247,826
Burlington, Environmental Improvement
   Revenue, 4.75%, 10/1/17, Mandatory Put
   10/1/07 @ 100.............................................       1,225,000         1,232,448
Burlington, Environmental Improvement
   Revenue, 3.49%, 12/1/23 *.................................       1,000,000         1,000,000
Butler & Sedgwick County, School District
   #385, GO, 5.60%, 9/1/12, FSA..............................       1,775,000         1,961,020
Butler & Sedgwick County, School District
   #385, GO, 5.00%, 9/1/18, Callable
   9/1/15 @ 100..............................................       2,000,000         2,170,659
Butler County, School District, GO, Series
   B, 5.00%, 9/1/24, Callable 9/1/15 @ 100...................       1,085,000         1,160,809
Cherokee County, COP, 5.00%, 12/1/21,
   FGIC......................................................       1,170,000         1,261,061
Cherokee County, COP, 6.25%, 12/1/23,
   Pre-refunded 6/1/08 @ 100.................................         960,000           998,976
Chisholm Creek, Water & Sewer Revenue,
   5.25%, 9/1/14, Pre-refunded 9/1/12 @ 100,
   MBIA......................................................         710,000           772,615
Chisholm Creek, Water & Sewer Revenue,
   5.25%, 9/1/15, Pre-refunded 9/1/12 @ 100,
   MBIA......................................................         400,000           435,276
Coffeyville Community College, Revenue,
   Series A, 5.05%, 10/1/25, Callable 10/1/15
   @ 100.....................................................       1,975,000         2,062,295
Cowley County, School District #465, GO,
   5.25%, 10/1/15, Callable 10/1/13 @ 100,
   MBIA......................................................       1,310,000         1,435,288
Cowley County, School District #470, GO,
   5.45%, 12/1/12, Pre-refunded 12/1/06 @ 100,
   FGIC......................................................         500,000           500,725
Cowley County, School District #470, GO,
   5.50%, 12/1/16, Pre-refunded 12/1/06 @ 100,
   FGIC, OID.................................................       1,000,000         1,001,490
Dodge City, School District #443, GO,
   4.70%, 9/1/15, Callable 9/1/08 @ 100, FSA.................         975,000           991,682
Douglas County, GO, Series A, 5.00%,
   8/1/18, Callable 8/1/13 @ 100, AMBAC......................       1,935,000         2,065,961
Douglas County, School District #497, GO,
   5.00%, 9/1/07.............................................       1,000,000         1,011,920
El Dorado, Water Utility Systems Revenue,
   4.75%, 10/1/07, Callable 12/1/06 @ 100....................         200,000           200,088
Ellis, Water System Revenue, 5.00%,
   10/1/26...................................................         700,000           703,661
Finney County, GO, 5.00%, 12/1/10, Callable
   12/1/07 @ 100, MBIA.......................................         500,000           508,010
Franklin County COP, Mental Health, 4.75%,
   9/1/21....................................................         750,000           756,923
Franklin County, School District #289, GO,
   5.35%, 9/1/11, FSA........................................         230,000           249,164
Geary County, School District #475, GO,
   5.25%, 9/1/20, Callable 9/1/15 @ 100,
   MBIA......................................................       2,025,000         2,225,818
Gray County, School District #102, GO,
   5.00%, 9/1/15, Callable 9/1/08 @ 100......................         800,000           817,320
Gray County, School District #102, GO,
   6.80%, 9/1/15, Callable 1/2/07 @ 100......................          10,000            10,101
Great Bend, Water System Revenue, Series
   A, 5.15%, 9/1/19, Pre-refunded 9/1/08 @
   100, OID..................................................       1,000,000         1,027,130
Harvey County, School District #373, GO,
   4.80%, 9/1/18, Callable 9/1/08 @ 100, FSA,
   OID.......................................................       2,000,000         2,031,360
Hosington Public Building Corp., Health
   Care Facilities Revenue, 5.00%, 11/1/23,
   Callable 11/1/14 @ 100, AMBAC.............................       1,700,000         1,811,741

                                                                  PRINCIPAL
SECURITY DESCRIPTION                                              AMOUNT ($)       VALUE ($)
--------------------                                            -------------   ---------------
MUNICIPAL BONDS, CONTINUED
Johnson County, Community College,
   Student Commons & Parking Revenue,
   5.00%, 11/15/24, Callable 11/15/12 @ 100,
   AMBAC.....................................................       1,000,000         1,050,390
Johnson County, Parks and Recreation
   Foundation Revenue, 5.38%, 9/1/16, Callable
   9/1/11 @ 100..............................................       1,000,000         1,068,360
Johnson County, Parks and Recreation
   Foundation Revenue, Series B, 5.00%,
   9/1/23, Callable 9/1/13 @ 100.............................         870,000           922,557
Johnson County, School District #231, GO,
   5.00%, 10/1/23, Callable 10/1/14 @ 100,
   FGIC......................................................       1,080,000         1,150,330
Johnson County, School District #231, GO,
   5.00%, 10/1/25, Callable 10/1/16 @ 100,
   AMBAC.....................................................       1,070,000         1,150,453
Johnson County, School District #232, GO,
   5.40%, 9/1/14, Pre-refunded 9/1/07 @ 100,
   MBIA......................................................       1,050,000         1,066,086
Johnson County, School District #232, GO,
   5.00%, 3/1/15, MBIA.......................................         500,000           547,320
Johnson County, School District #232, GO,
   5.25%, 9/1/20, Callable 9/1/15 @ 100, FSA.................       1,325,000         1,463,688
Johnson County, School District #232, GO,
   5.25%, 9/1/23, Callable 9/1/15 @ 100, FSA.................       1,000,000         1,097,600
Johnson County, School District #233, GO,
   5.00%, 9/1/14, Callable 9/1/09 @ 100, FGIC................       1,000,000         1,037,270
Johnson County, School District #233, GO,
   Series B, 5.50%, 9/1/14...................................         325,000           364,894
Junction City, Water & Sewer, GO, 4.80%,
   9/1/16, Callable 9/1/08 @ 100, MBIA, OID..................       1,620,000         1,649,419
Kansas City, GO, 5.45%, 4/1/17, Callable
   4/1/07 @ 100, FGIC........................................         340,000           342,509
Kingman County, School District #331, GO,
   5.80%, 10/1/16, Pre-refunded 10/1/10 @ 100,
   FGIC, OID.................................................       1,545,000         1,672,014
LA Cygne, Environmental Improvements
   Revenue, Kansas City Power and Light,
   4.05%, 3/1/15.............................................         382,000           389,567
Lawrence, Hospital Revenue, Lawrence
   Memorial Hospital, 5.38%, 7/1/16, Callable
   7/1/13 @ 100..............................................       1,000,000         1,077,230
Lawrence, Hospital Revenue, Lawrence
   Memorial Hospital, 6.00%, 7/1/19, Pre-
   refunded 7/1/09 @ 100, RADIAN.............................       1,000,000         1,062,420
Lawrence, Hospital Revenue, Lawrence
   Memorial Hospital, 5.25%, 7/1/21, Callable
   7/1/16 @ 100..............................................         610,000           657,885
Lawrence, Water & Sewer System Revenue,
   5.25%, 11/1/15, Pre-refunded 11/1/06 @ 100................         505,000           505,000
Lawrence, Water & Sewer System Revenue,
   5.20%, 11/1/16, Pre-refunded 11/1/06 @ 100................         250,000           250,000
Leavenworth County, School District #453,
   GO, 4.80%, 9/1/12, Callable 9/1/07 @ 100,
   FGIC, OID.................................................         460,000           465,005
Leavenworth County, School District #464,
   GO, 5.00%, 9/1/25, Callable 9/1/15 @ 100..................       1,380,000         1,474,295
Leavenworth County, School District #469,
   GO, 5.00%, 9/1/24, Callable 9/1/15 @ 100,
   FGIC......................................................       1,000,000         1,069,870
Leawood, GO, 5.25%, 9/1/16, Pre-refunded
   9/1/10 @ 100..............................................         340,000           355,684
Leawood, GO, Series B, 5.00%, 9/1/10,
   Callable 1/2/07 @ 100.....................................         105,000           105,518
Lyon County, School District #253, GO,
   5.00%, 9/1/12, FGIC.......................................         250,000           268,375
Maize, Public Building Commission Revenue,
   5.25%, 5/1/25, Callable 5/1/11 @ 100......................       1,000,000         1,015,170
Maize, Water and Sewer System Revenue,
   5.25%, 8/1/26, Callable 8/1/16 @ 100......................       1,000,000         1,027,560

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS                    SCHEDULE OF PORTFOLIO INVESTMENTS
KANSAS TAX-EXEMPT BOND FUND                                     OCTOBER 31, 2006

                                                                  PRINCIPAL
SECURITY DESCRIPTION                                              AMOUNT ($)       VALUE ($)
--------------------                                            -------------   ---------------
MUNICIPAL BONDS, CONTINUED
Miami County, School District #367, GO,
   Series A, 5.00%, 9/1/16, Callable 9/1/08 @
   100, FGIC, OID............................................         900,000           923,337
Miami County, School District #367, GO,
   Series A, 5.00%, 9/1/25, Callable 9/1/15 @
   100.......................................................       1,310,000         1,399,512
Neosho County, Community College
   Revenue, 5.00%, 6/1/25, Callable 6/1/15 @
   100.......................................................         605,000           631,929
Newton, Wastewater Treatment System
   Revenue, 4.90%, 3/1/12, Callable 3/1/07 @
   100.......................................................         700,000           701,827
Olathe, Health Facility Revenue, Olathe
   County Hospital, Series A, 3.64%, 9/1/32 *................         500,000           500,000
Olathe, Health Facility Revenue, Olathe
   County Hospital, Series B, 3.55%, 9/1/22 *................       1,475,000         1,475,000
Overland Park, GO, 5.00%, 9/1/19, Callable
   9/1/13 @ 100..............................................         630,000           681,748
Pittsburg, Special Obligation Tax Increment
   Revenue, 4.90%, 4/1/24, Callable 4/1/16 @
   100, OID..................................................       1,255,000         1,273,863
Pratt, Electric System Revenue, 6.60%,
   11/1/07, AMBAC............................................         140,000           144,164
Rice County, Certificate of Participation,
   5.30%, 12/1/19, Callable 12/1/09 @ 100,
   MBIA......................................................       1,425,000         1,496,207
Rice County, Union School District #444,
   GO, 5.08%, 9/1/14, Callable 9/1/07 @ 100..................         755,000           764,490
Riley County, School District #383, GO,
   5.00%, 11/1/14, Callable 11/1/11 @ 100,
   MBIA......................................................       1,000,000         1,057,380
Roeland Park, Special Obligation Revenue,
   5.38%, 8/1/19, Callable 8/1/15 @ 100, OID.................         500,000           500,820
Salina, Hospital Revenue, Salina Regional
   Health Center, 5.00%, 10/1/20, Callable
   4/1/16 @ 100..............................................         460,000           487,982
Saline County, School District #305, GO,
   4.75%, 9/1/14, Pre-refunded 9/1/08 @ 100,
   FSA, OID..................................................       2,025,000         2,068,983
Saline County, School District #305, GO,
   5.50%, 9/1/17, Pre-refunded 9/1/11 @ 100..................         780,000           844,483
Saline County, School District #305, GO,
   5.50%, 9/1/17, Callable 9/1/11 @ 100......................         220,000           237,580
Sedgwick & Shawnee Counties, Single Family
   Revenue, Series A-2, 6.70%, 6/1/29........................         210,000           213,602
Sedgwick & Shawnee Counties, Single Family
   Revenue, Series B-1, 8.05%, 5/1/14, GNMA..................          30,000            31,256
Sedgwick County, Single Family Mortgage
   Revenue, Series A-2, 6.50%, 12/1/16, GNMA.................          50,000            52,472
Sedgwick County, Unified School District
   #260, GO, 5.50%, 10/1/13, Pre-refunded
   10/1/09 @ 100, FGIC.......................................       1,595,000         1,679,344
Sedgwick County, Unified School District
   #260, GO, 5.50%, 10/1/14, Pre-refunded
   10/1/09 @ 100, FGIC, OID..................................       1,675,000         1,765,953
Sedgwick County, Unified School District
   #261, GO, 4.75%, 11/1/17, Pre-refunded
   11/1/09 @ 100, FSA, OID...................................       1,525,000         1,577,872
Sedgwick County, Unified School District
   #265, GO, 4.30%, 10/1/07, FSA.............................       1,000,000         1,007,000
Shawnee County, COP, 3.50%, 9/1/07...........................         345,000           342,713
Shawnee County, COP, 4.50%, 12/1/08..........................         515,000           520,171
Shawnee County, School District #501, GO,
   4.38%, 2/1/07, Callable 1/2/07 @ 100, OID.................       1,425,000         1,427,708
Shawnee County, Series A, GO, 5.00%,
   9/1/19, Callable 9/1/15 @100..............................         700,000           757,547
State, Department of Transportation,
   Highway Revenue, 5.50%, 9/1/14............................       1,000,000         1,125,650

                                                                  PRINCIPAL
SECURITY DESCRIPTION                                              AMOUNT ($)       VALUE ($)
--------------------                                            -------------   ---------------
MUNICIPAL BONDS, CONTINUED
State, Department of Transportation,
   Highway Revenue, Series C-2, 3.53%,
   9/1/19 *..................................................       1,000,000         1,000,000
State, Department of Transportation,
   Highway Revenue, Series C-1, 3.53%,
   9/1/19 *..................................................       1,000,000         1,000,000
State, Department of Transportation,
   Highway Revenue, Series C-1, 3.51%, 9/1/20,
   Callable 9/1/16 @ 100 *...................................       1,000,000         1,000,000
State, Department of Transportation,
   Highway Revenue, Series C-1, 3.53%,
   9/1/21 *..................................................         400,000           400,000
State, Development Finance Authority
   Revenue, 4.20%, 6/1/07, FSA, OID..........................       1,000,000         1,003,890
State, Development Finance Authority
   Revenue, 5.00%, 8/1/11, AMBAC.............................         380,000           403,674
State, Development Finance Authority
   Revenue, 5.00%, 8/1/11, AMBAC.............................         120,000           127,638
State, Development Finance Authority
   Revenue, 5.00%, 8/1/11, Callable 8/1/09 @
   100, MBIA.................................................         500,000           518,775
State, Development Finance Authority
   Revenue, 5.00%, 10/1/13, Callable 10/1/12 @
   100, AMBAC................................................         500,000           534,485
State, Development Finance Authority
   Revenue, 5.50%, 5/1/14, Pre-refunded 5/1/07
   @ 100.....................................................       1,000,000         1,009,960
State, Development Finance Authority
   Revenue, 5.50%, 8/1/15, Pre-refunded 8/1/11
   @ 100, MBIA...............................................       1,500,000         1,627,965
State, Development Finance Authority
   Revenue, 5.00%, 4/1/17, Callable 4/1/14 @
   101, FGIC.................................................         595,000           644,819
State, Development Finance Authority
   Revenue, 5.00%, 4/1/18, Callable 4/1/14 @
   101, FGIC.................................................         370,000           399,985
State, Development Finance Authority
   Revenue, 5.00%, 4/1/18, Pre-refunded 4/1/14
   @ 101, FGIC...............................................         130,000           142,385
State, Development Finance Authority
   Revenue, Project Bonds Series N, 5.25%,
   10/1/18, Callable 10/1/12 @ 100...........................       1,610,000         1,739,573
State, Development Finance Authority
   Revenue, 5.00%, 4/1/19, Callable 4/1/09 @
   100, AMBAC, OID...........................................       1,000,000         1,026,670
State, Development Finance Authority
   Revenue, 5.00%, 11/1/20, Callable 11/1/16 @
   100.......................................................         750,000           815,153
State, Development Finance Authority
   Revenue, 5.00%, 5/1/21, Callable 5/1/15 @
   100, AMBAC................................................       2,090,000         2,243,928
State, Development Finance Authority
   Revenue, 5.00%, 6/1/21, Callable 6/1/14 @
   100.......................................................       1,235,000         1,309,211
State, Development Finance Authority
   Revenue, Administration Department, Series
   A, 5.00%, 11/1/21, Callable 11/1/16 @ 100,
   FGIC......................................................         500,000           542,145
State, Development Finance Authority
   Revenue, 5.00%, 10/1/22, Callable 10/1/15 @
   100.......................................................       1,140,000         1,229,137
State, Development Finance Authority
   Revenue, Public Water Supply, 5.00%,
   4/1/23, Callable 4/1/14 @ 100.............................       1,725,000         1,836,918
State, Development Finance Authority
   Revenue, 5.35%, 5/20/23, Callable 5/20/13 @
   105, GNMA.................................................       1,000,000         1,097,620
State, Development Finance Authority
   Revenue, Administration Department, Series
   A, 5.00%, 11/1/25, Callable 11/1/16 @ 100,
   FGIC......................................................       1,000,000         1,075,740

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS                    SCHEDULE OF PORTFOLIO INVESTMENTS
KANSAS TAX-EXEMPT BOND FUND                                     OCTOBER 31, 2006

                                                                  PRINCIPAL
SECURITY DESCRIPTION                                              AMOUNT ($)       VALUE ($)
--------------------                                            -------------   ---------------
MUNICIPAL BONDS, CONTINUED
State, Development Finance Authority
   Revenue, Sisters of Charity Leavenworth,
   5.00%, 12/1/25, Callable 6/1/08 @ 101, OID, MBIA..........         600,000           615,726
State, Development Finance Authority
   Revenue, University of Kansas Research
   Center, Inc., Project G1, 5.00%, 2/1/26,
   Callable 2/1/16 @ 100, XLCA...............................       2,000,000         2,122,980
State, Development Finance Authority
   Revenue, Series A, 5.00%, 4/1/20, Callable
   4/1/14 @ 101, FGIC........................................         515,000           553,630
State, Development Finance Authority
   Revenue, Series J, 5.40%, 4/1/10, Callable
   1/2/07 @ 100..............................................         500,000           500,335
State, Development Finance Authority
   Revenue, Shalom Obligation Group, Series
   BB, 3.63%, 11/15/28 *.....................................         230,000           230,000
State, Development Finance Authority
   Revenue, University of Kansas Athletic
   Facility, 5.00%, 6/1/18, Callable 6/1/14 @ 100............       1,000,000         1,064,110
State, Development Finance Authority
   Revenue, Water Pollution Control, 5.00%, 11/1/07..........         500,000           507,315
State, Development Finance Authority
   Revenue, Water Pollution Control, 5.25%, 11/1/10..........         650,000           691,561
State, Development Finance Authority
   Revenue, Water Pollution Control, 5.25%,
   5/1/11, Callable 11/01/08 @ 100...........................         320,000           330,947
State, Development Finance Authority
   Revenue, Water Pollution Control, 5.25%,
   5/1/11, Pre-refunded 11/01/08 @ 100.......................         680,000           702,732
State, Development Finance Authority
   Revenue, Water Pollution Control, 5.50%, 11/1/13..........         900,000           991,458
State, Development Finance Authority
   Revenue, Water Pollution Control, 5.50%, 11/1/15..........         200,000           227,822
State, Development Finance Authority
   Revenue, Water Pollution Control, 5.00%,
   11/1/19, Callable 11/1/11 @ 100...........................       2,000,000         2,112,900
State, Development Finance Authority
   Revenue, Water Pollution Control, 5.50%,
   11/1/19, Callable 11/1/12 @100............................         960,000         1,054,848
State, Development Finance Authority,
   Health Facilities Revenue, Hays Medical
   Center, Inc., 5.50%, 11/15/17, Pre-refunded
   11/15/07 @ 100, MBIA......................................         500,000           510,310
State, Development Finance Authority,
   Health Facilities Revenue, Hays Medical
   Center, Inc., Series B, 5.38%, 11/15/10,
   Callable 11/15/07 @ 100, OID..............................         500,000           509,680
State, Development Finance Authority,
   Health Facilities Revenue, Hays Medical
   Center, Inc., Series L, 5.00%, 11/15/22,
   Pre-refunded 11/15/15 @ 100...............................         500,000           532,125
State, Development Finance Authority,
   Health Facilities Revenue, Hays Medical
   Center, Inc., Series M, 3.55%, 5/15/26, MBIA *............       1,000,000         1,000,000
State, Development Finance Authority,
   Health Facilities Revenue, Series K, 5.75%,
   11/15/12, Callable 11/15/11 @ 100, MBIA...................       1,000,000         1,084,270
State, Development Finance Authority,
   Health Facilities Revenue, St. Lukes, 5.38%,
   11/15/16, Callable 11/15/06 @ 102, MBIA, OID..............         500,000           510,645
State, Development Finance Authority,
   Health Facilities Revenue, Stormont Health
   Care, 5.75%, 11/15/10, Pre-refunded
   11/15/06 @ 100, MBIA......................................         500,000           500,365

                                                                  PRINCIPAL
SECURITY DESCRIPTION                                              AMOUNT ($)       VALUE ($)
--------------------                                            -------------   ---------------
MUNICIPAL BONDS, CONTINUED
State, Development Finance Authority,
   Health Facilities Revenue, Stormont Health
   Care, 5.80%, 11/15/16, Callable 11/15/06 @
   100, MBIA.................................................       1,000,000         1,001,710
State, Development Finance Authority, Lease
   Revenue, 3.64%, 12/1/34 *.................................         900,000           900,000
State, Development Finance Authority, Lease
   Revenue, Juvenile Justice Authority, 5.25%,
   5/1/16....................................................       1,275,000         1,358,309
State, Development Finance Authority,
   Lease Revenue, Kansas Department of
   Administration, 3.64%, 12/1/18 *..........................       1,400,000         1,400,000
State, Independent College Finance
   Authority, Educational Facilities Revenue,
   4.75%, 10/1/21, Callable 10/1/12 @ 100....................         350,000           355,061
State, Independent College Finance
   Authority, Educational Facilities Revenue,
   6.00%, 10/1/21, Callable 1/2/07 @ 100.....................       1,500,000         1,502,715
State, Turnpike Authority Revenue, Series B,
   5.00%, 9/1/20, Callable 9/1/14 @ 101, FSA.................         500,000           538,710
Sumner County, Unified School District #357,
   Belle Plaine, GO, 5.55%, 9/1/13, Callable
   1/2/07 @ 100, AMBAC, OID..................................          95,000            95,574
University of Kansas Hospital Authority,
   Health Facilities Revenue, 5.50%, 9/1/11..................         300,000           320,103
University of Kansas Hospital Authority,
   Health Facilities Revenue, 5.25%, 9/1/13,
   Callable 9/1/12 @ 100.....................................         450,000           480,888
University of Kansas Hospital Authority,
   Health Facilities Revenue, 6.00%, 9/1/16,
   Callable 9/1/12 @ 100.....................................       1,120,000         1,234,733
University of Kansas Hospital Authority,
   Health Facilities Revenue, 3.64%, 9/1/34 *................         735,000           735,000
University of Kansas Hospital Authority,
   Health Facilities Revenue, Series A, 5.50%,
   9/1/15, Callable 9/1/09 @ 100, AMBAC......................       1,645,000         1,720,111
Washburn University of Topeka, Revenue,
   5.35%, 7/1/07, AMBAC......................................         460,000           465,460
Washburn University of Topeka, Revenue,
   5.45%, 7/1/08, AMBAC......................................         485,000           499,953
Wellington, Water & Sewer Revenue, 5.15%,
   5/1/18, Callable 5/1/08 @ 100, AMBAC......................       1,000,000         1,021,480
Wichita, Hospital Facilities Revenue,
   Series III, 5.00%, 11/15/13, Callable
   11/15/11 @ 101, OID.......................................         295,000           309,865
Wichita, Hospital Facilities Revenue,
   Series III, 5.25%, 11/15/15, Callable
   11/15/11 @ 101, OID.......................................         335,000           354,145
Wichita, Hospital Facilities Revenue,
   Series III, 5.50%, 11/15/17, Callable
   11/15/11 @ 101, OID.......................................         500,000           541,545
Wichita, Hospital Facilities Revenue, Series III,
   6.25%, 11/15/19, Callable 11/15/11 @ 101..................         750,000           834,555
Wichita, Hospital Facilities Revenue,
   Series XI, 5.40%, 11/15/08, OID...........................       2,085,000         2,137,730
Wichita, Hospital Facilities Revenue,
   Series XI, 6.75%, 11/15/14, Callable 11/15/09 @ 101.......       1,000,000         1,105,400
Wichita, Hospital Facilities Revenue, Series XI, 6.38%,
   11/15/19, Callable 11/15/09 @ 101, OID....................         600,000           651,732
Wichita, Hospital Facilities Revenue, Series XI, 6.75%,
   11/15/19, Callable 11/15/09 @ 101.........................       2,000,000         2,221,219
Wichita, Sales Tax Revenue, GO, 5.00%,
   4/1/17, Callable 4/1/09 @ 101.............................         200,000           208,948
Wichita, Water & Sewer Utility Revenue,
   4.70%, 10/1/12, Callable 10/1/07 @ 101, FGIC, OID.........       2,000,000         2,017,700

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS                    SCHEDULE OF PORTFOLIO INVESTMENTS
KANSAS TAX-EXEMPT BOND FUND                                     OCTOBER 31, 2006

                                                                  PRINCIPAL
SECURITY DESCRIPTION                                              AMOUNT ($)       VALUE ($)
--------------------                                            -------------   ---------------
MUNICIPAL BONDS, CONTINUED
Wichita, Water & Sewer Utility Revenue,
   Series A, 5.00%, 10/1/12, FGIC............................       1,000,000         1,074,470
Wichita, Water & Sewer Utility Revenue,
   Series B, 5.00%, 10/1/16, Callable 10/1/14 @ 100, FGIC....         500,000           542,070
Winfield, Educational Facilities Revenue,
   5.00%, 10/1/18, Callable 10/1/11 @ 100....................       1,125,000         1,134,180
Wyandotte County, Government
   Transportation Development Revenue,
   Legends Village West Project, 4.60%, 10/1/16..............         250,000           251,148
Wyandotte County, Government
   Transportation Development Revenue,
   5.00%, 12/1/21, Callable 6/1/16 @ 100.....................       1,280,000         1,294,259
Wyandotte County, Government
   Transportation Development Revenue,
   Legends Village West Project, 4.88%,
   10/1/28, Callable 10/1/16 @ 100, OID......................         500,000           500,055
Wyandotte County, Government Utility
   System Revenue, 6.00%, 5/1/15, Callable
   5/1/11 @ 100, MBIA........................................       1,975,000         2,166,752
Wyandotte County, Government Utility
   System Revenue, 4.75%, 9/1/18, Callable
   3/1/09 @ 101, MBIA, OID...................................       2,000,000         2,052,480
Wyandotte County, Government Utility
   System Revenue, 5.00%, 9/1/24, Callable
   9/1/14 @ 100, FSA.........................................         250,000           266,648
Wyandotte County, School District #204, GO,
   Series A, 5.00%, 9/1/24, Callable 9/1/15 @ 100, FGIC......       1,000,000         1,069,870
Wyandotte County, School District #500, GO,
   5.25%, 9/1/12, Pre-refunded 9/1/11 @ 100, FSA.............       1,805,000         1,941,602
Wyandotte County, School District #500, GO,
   5.25%, 9/1/15, Callable 9/1/13 @ 102, FSA.................       1,000,000         1,110,210
                                                                                ---------------
                                                                                    158,148,249
                                                                                ---------------
TOTAL MUNICIPAL BONDS (COST $154,502,621)                                           158,148,249
                                                                                ---------------

SECURITY DESCRIPTION                                                SHARES         VALUE ($)
--------------------                                            -------------   ---------------
INVESTMENT COMPANIES (0.3%)
Federated Tax-Exempt Money Market Fund.......................         482,885           482,885
                                                                                ---------------
TOTAL INVESTMENT COMPANIES
   (COST $482,885)...........................................                           482,885
                                                                                ---------------
TOTAL INVESTMENTS
   (COST $154,985,506) (a) - 99.8%...........................                       158,631,134
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%.................                           356,515
                                                                                ---------------
NET ASSETS - 100.0%..........................................                   $   158,987,649
                                                                                ===============

----------
* Variable rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2006.

(a) See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

AMBAC - Insured by AMBAC Indemnity Corp.

COP  - Certificate of Participation

FGIC - Insured by Financial Guaranty Insurance Corp.

FSA  - Insured by Financial Security Assurance Inc.

GNMA - Government National Mortgage Association

GO   - General Obligation

MBIA - Insured by Municipal Bond Insurance Association

OID - Original Issue Discount

RADIAN - Insured by RADIAN Guaranty, Inc.

XLCA - XL Capital Assurance, Inc.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
KANSAS TAX-EXEMPT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

ASSETS:
Investments, at value ($154,985,506).........................                   $   158,631,134
Interest and dividends receivable............................                         1,974,963
Prepaid expenses.............................................                            67,364
                                                                                ---------------
TOTAL ASSETS.................................................                       160,673,461
                                                                                ---------------

LIABILITIES:
Dividends payable............................................   $     454,966
Payable for investments purchased............................       1,129,706
Payable for capital shares redeemed..........................           5,495
Accrued expenses and other payables:
   Investment advisory.......................................           4,953
   Administration............................................          21,673
   Accounting................................................           8,505
   Distribution and Service..................................             322
   Custodian.................................................           3,014
   Other.....................................................          57,178
                                                                -------------
TOTAL LIABILITIES............................................                         1,685,812
                                                                                ---------------
NET ASSETS...................................................                   $   158,987,649
                                                                                ===============
COMPOSITION OF NET ASSETS:
Capital......................................................                   $   157,644,372
Accumulated net investment income............................                           185,236
Accumulated net realized losses from
   investment transactions...................................                        (2,487,587)
Unrealized appreciation from investments.....................                         3,645,628
                                                                                ---------------
NET ASSETS...................................................                   $   158,987,649
                                                                                ===============
INSTITUTIONAL CLASS SHARES
   Net Assets................................................                   $   158,225,277
   Shares Outstanding (unlimited number of
      shares authorized @ $0.001 par value)..................                        14,786,743
   Net Asset Value, Offering Price and
   Redemption Price per share................................                   $         10.70
                                                                                ===============
CLASS A SHARES
   Net Assets................................................                   $       762,372
   Shares Outstanding (unlimited number of
      shares authorized @ $0.001 par value)..................                            71,279
   Net Asset Value and Redemption Price
      per share..............................................                   $         10.70
                                                                                ===============
   Maximum sales charge......................................                              4.25%
                                                                                ===============
   Maximum Offering Price (Net Asset Value/
      100% minus maximum sales charge).......................                   $         11.17
                                                                                ===============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
   Interest income...........................................                   $     7,084,002
   Dividend income...........................................                            53,156
                                                                                ---------------
TOTAL INVESTMENT INCOME......................................                         7,137,158
                                                                                ===============
EXPENSES:
   Investment advisory.......................................   $     468,954
   Administration............................................         260,451
   Distribution - Institutional Class Shares.................             567
   Distribution - Class A Shares.............................           2,937
   Service - Institutional Class Shares......................         129,109
   Service - Class A Shares..................................           2,037
   Accounting................................................          59,108
   Custodian.................................................          31,261
   Compliance services.......................................          12,149
   Transfer agent............................................          36,629
   Trustee...................................................          27,375
   Other.....................................................         147,792
                                                                -------------
TOTAL EXPENSES BEFORE FEE REDUCTIONS.........................                         1,178,369
   Expenses reduced by the Adviser...........................                          (306,147)
   Expenses reduced by the Distributor.......................                            (1,182)
   Expenses reduced by Service Organizations.................                           (88,303)
   Expenses reduced by the Administrator.....................                           (51,943)
                                                                                ---------------
NET EXPENSES.................................................                           730,794
                                                                                ---------------
NET INVESTMENT INCOME........................................                         6,406,364
                                                                                ---------------
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions.............                          (215,541)
Change in unrealized appreciation/depreciation from
   investments...............................................                           650,453
                                                                                ---------------
Net realized/unrealized gains from investments...............                           434,912
                                                                                ---------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS...............                   $     6,841,276
                                                                                ===============

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
KANSAS TAX-EXEMPT BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED       YEAR ENDED
                                                                 OCTOBER 31,      OCTOBER 31,
                                                                     2006             2005
                                                                -------------   ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income.....................................   $   6,406,364   $     5,770,266
   Net realized gains (losses) from investment
      transactions...........................................        (215,541)           40,130
   Change in unrealized appreciation/depreciation from
      investments............................................         650,453        (3,800,461)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM OPERATIONS.........................       6,841,276         2,009,935
                                                                -------------   ---------------
DISTRIBUTIONS:
FROM NET INVESTMENT INCOME:
   Institutional Class Shares................................      (6,375,434)       (5,621,649)
   Class A Shares............................................         (29,876)          (34,920)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS..........      (6,405,310)       (5,656,569)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...............       6,668,082         7,145,503
                                                                -------------   ---------------
CHANGE IN NET ASSETS.........................................       7,104,048         3,498,869

NET ASSETS:
   Beginning of year.........................................     151,883,601       148,384,732
                                                                -------------   ---------------
   End of year...............................................   $ 158,987,649   $   151,883,601
                                                                =============   ===============
Undistributed net investment income..........................   $     185,236   $       185,784
                                                                =============   ===============
CAPITAL TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Proceeds from shares issued...............................   $  20,911,478   $    18,784,669
   Dividends reinvested......................................       1,150,016         1,037,637
   Cost of shares redeemed...................................     (15,233,556)      (11,709,138)
                                                                -------------   ---------------
Institutional Class Shares capital transactions..............       6,827,938         8,113,168
                                                                -------------   ---------------
CLASS A SHARES:
   Proceeds from shares issued...............................           2,311           131,846
   Dividends reinvested......................................          21,859            30,845
   Cost of shares redeemed...................................        (184,026)       (1,130,356)
                                                                -------------   ---------------
Class A Shares capital transactions..........................        (159,856)         (967,665)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...............   $   6,668,082   $     7,145,503
                                                                =============   ===============
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Issued....................................................       1,964,888         1,735,339
   Reinvested................................................         108,065            95,883
   Redeemed..................................................      (1,433,582)       (1,082,219)
                                                                -------------   ---------------
Change in Institutional Class Shares.........................         639,371           749,003
                                                                =============   ===============
CLASS A SHARES:
   Issued....................................................             218            12,116
   Reinvested................................................           2,055             2,848
   Redeemed..................................................         (17,297)         (103,809)
                                                                -------------   ---------------
Change in Class A Shares.....................................         (15,024)          (88,845)
                                                                =============   ===============

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
KANSAS TAX-EXEMPT BOND FUND

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

Selected data for a share outstanding throughout the period indicated.

                                                          YEARS ENDED OCTOBER 31,
                                           ----------------------------------------------------
                                             2006       2005       2004       2003       2002
                                           --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD....   $  10.67   $  10.93   $  10.98   $  10.94   $  10.86
                                           --------   --------   --------   --------   --------
INVESTMENT ACTIVITIES
   Net investment income................       0.44       0.41       0.41       0.42       0.44
   Net realized and unrealized gains
      (losses) from investments.........       0.03      (0.26)     (0.04)      0.04       0.07
                                           --------   --------   --------   --------   --------
   Total from Investment Activities.....       0.47       0.15       0.37       0.46       0.51
                                           --------   --------   --------   --------   --------
DISTRIBUTIONS
   Net investment income................      (0.44)     (0.41)     (0.42)     (0.42)     (0.43)
                                           --------   --------   --------   --------   --------
      Total Distributions...............      (0.44)     (0.41)     (0.42)     (0.42)     (0.43)
                                           --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD..........   $  10.70   $  10.67   $  10.93   $  10.98   $  10.94
                                           ========   ========   ========   ========   ========
TOTAL RETURN............................       4.47%      1.26%      3.56%      4.24%      4.84%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of year (000's).......   $158,225   $150,963   $147,471   $155,198   $150,525
Ratio of expenses to average net
   assets...............................       0.47%      0.60%      0.60%      0.60%      0.60%
Ratio of net investment income to
   average net assets ..................       4.10%      3.83%      3.80%      3.81%      4.05%
Ratio of expenses to average net
   assets (a)...........................       0.75%      0.96%      0.93%      0.94%      1.00%
Portfolio turnover rate (b).............      37.10%     22.23%     14.26%     12.07%     13.63%

----------
(a) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS
KANSAS TAX-EXEMPT BOND FUND

FINANCIAL HIGHLIGHTS - CLASS A SHARES

Selected data for a share outstanding throughout the period indicated.

                                                                                       PERIOD
                                                     YEARS ENDED OCTOBER 31,           ENDED
                                                ---------------------------------   OCTOBER 31,
                                                 2006     2005     2004     2003      2002(a)
                                                ------   ------   ------   ------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD.........   $10.66   $10.92   $10.98   $10.93    $10.83
                                                ------   ------   ------   ------    ------
INVESTMENT ACTIVITIES
   Net investment income.....................     0.41     0.37     0.38     0.38      0.09
   Net realized and unrealized gains
      (losses) from investments..............     0.03    (0.26)   (0.05)    0.05      0.10
                                                ------   ------   ------   ------    ------
Total from Investment Activities.............     0.44     0.11     0.33     0.43      0.19
                                                ------   ------   ------   ------    ------
DISTRIBUTIONS
   Net investment income.....................    (0.40)   (0.37)   (0.39)   (0.38)    (0.09)
                                                ------   ------   ------   ------    ------
      Total Distributions....................    (0.40)   (0.37)   (0.39)   (0.38)    (0.09)
                                                ------   ------   ------   ------    ------
NET ASSET VALUE, END OF PERIOD...............   $10.70   $10.66   $10.92   $10.98    $10.93
                                                ======   ======   ======   ======    ======
TOTAL RETURN.................................     4.17%    0.90%    3.11%    3.98%     4.16%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of year (000's)............   $  762   $  920   $1,913   $1,248    $  553
Ratio of expenses to average net
   assets....................................     0.85%    0.95%    0.95%    0.95%     0.95%(c)
Ratio of net investment income to
   average net assets........................     3.71%    3.47%    3.47%    3.45%     3.45%(c)
Ratio of expenses to average net
   assets (d)................................     1.28%    1.71%    1.67%    1.69%     0.97%(c)
Portfolio turnover rate (e)..................    37.10%   22.23%   14.26%   12.07%    13.63%

----------
(a)  Commencement of operations for Class A was August 6, 2002.

(b)  Not annualized.

(c)  Annualized.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS

                          NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 2006

1.   ORGANIZATION:

     The American Independence Funds Trust (the "Trust") was established as a Delaware business trust on October 7, 2004 as Adventus Funds Trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was subsequently renamed on June 10, 2005 as Arrivato Funds Trust. Effective March 2, 2006, the name of the Trust was changed to American Independence Funds Trust in connection with the Trust's reorganization and merger with the former American Independence Funds Trust, now named the INTRUST Funds Trust.

     The Trust currently offers ten (10) series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually, a "Fund"; collectively, the "Funds"). The predecessor funds to the American Independence Funds Trust described in this report were reorganized as a series of American Independence Funds Trust effective March 2, 2006.

PREDECESSOR FUND NAME                    CURRENT FUND NAME
---------------------                    -----------------
Stock Fund                               Stock Fund
International Multi-Manager Stock Fund   International Equity Fund
UltraShort Bond Fund                     Short-Term Bond Fund
Intermediate Bond Fund                   Intermediate Bond Fund
Kansas Tax-Exempt Bond Fund              Kansas Tax Exempt Bond Fund

     The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 each. The Trust offers three classes of shares: Class A, Class C and Institutional Class. Each share class is identical except as to distribution and service fees borne by each class. Income and realized/ unrealized gains or losses are allocated to each class based on relative net assets. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. Prior to the March 2, 2006 reorganization, the predecessor funds offered Premium and Service Class shares (except for the predecessor Kansas Tax-Exempt Bond Fund, which offered Institutional Class and Class A shares). The Service Class shares of the each of the predecessor funds reorganized into the Institutional Class of the Trust's Funds. The Institutional Class and Class A shares of the predecessor Kansas Tax-Exempt Bond Fund reorganized into the Institutional Class and Class A shares of the Kansas Tax-Exempt Bond Fund.

     Prior to March 2, 2006, the International Equity Fund (formerly, the International Multi-Manager Stock Fund) sought to achieve its objective by investing all of its investable assets in the International Equity Portfolio, a series of the American Beacon Advisors, Inc. (the "Portfolio"), an open-end investment company that had the same investment objectives as the Fund. On March 3, 2006, the Fund redeemed, or sold, its investment in the Portfolio whereby it received, as proceeds from such sale, a pro-rata share of the investment securities of the Portfolio.

     Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     INVESTMENT VALUATION

     Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS are valued at the market value as of the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time ("Valuation Time"). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the NASDAQ official closing price, if applicable. Debt securities held by a Fund generally are valued based on mean prices as of the close of trading on the principal market in which they trade, usually 3:00 p.m. Eastern Time. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

     Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

     Securities for which market quotations are not readily available are valued at fair value by American Independence Financial Services LLC (the "Adviser") or the Sub-Adviser in accordance with guidelines approved by the Trust's Board of Trustees. The Funds typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when the Adviser has reason to believe that available quotations may not be accurate, the Funds may value securities according to methods that are approved by the Funds' Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. For example, the Funds may use fair value methods if a security's value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security's major trading exchange. In such a case, a Fund's value for a security is likely to be different from the last quoted market or pricing service price. The factors to be considered in fair valuing a security include: fundamental analytical data, market conditions, yields of similar securities, trade activity of similar securities and pricing history. Securities may be valued by independent pricing services, approved by the Trust's Board of Trustees, which use prices provided by market makers or estimates of fair value obtained from yield data relating to instruments or securities with similar characteristics.

                                    Continued

AMERICAN INDEPENDENCE FUNDS

     SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

     Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

     REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with financial institutions, such as banks or broker-dealers which the American Independence Financial Services, LLC Adviser deems creditworthy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed-upon yield. The agreements are fully collateralized and the values of the collateral, including accrued interest, are marked-to-market daily. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities, and costs and time delays in connection with the disposition of such securities.

     INVESTMENT TRANSACTIONS AND RELATED INCOME

     During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains or losses are allocated among the classes based upon the proportion of relative net assets.

     For the period through March 2, 2006, the predecessor fund to the International Equity Fund recorded its share of the investment income, expenses, and unrealized and realized gains and losses of the Portfolio on a daily basis. The income, expenses, and gains and losses are allocated daily to investors in the Portfolio based upon their investments in the Portfolio. Such investments were adjusted based on daily market values.

     EXPENSES

     Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class. For the period through March 2, 2006, in addition to accruing its own expenses, the predecessor fund to the International Equity Fund recorded its proportionate share of the expenses of the Portfolio on a daily basis.

     DISTRIBUTIONS TO SHAREHOLDERS

     Distributions from net investment income for the Short-Term Bond Fund, Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund are declared and paid monthly. Distributions from net investment income for the Stock Fund and the International Equity Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

     Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carry forwards and deferrals of certain losses.

     These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

     FEDERAL INCOME TAXES

     The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

     NEW ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
     48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15,2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

                                    Continued

AMERICAN INDEPENDENCE FUNDS

3.   RELATED PARTY TRANSACTIONS:

     American Independence Financial Services, LLC ("AIFS" or the "Adviser") serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and AIFS, under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the percentages of the Funds' average daily net assets as indicated in the table below. The Adviser is responsible for the investment management oversight in its role as investment adviser to all of the Funds. Prior to March 2, 2006, INTRUST Financial Services, Inc. (a wholly-owned subsidiary of INTRUST Bank, N.A.) served as the predecessor funds' investment adviser.

AIFS

(EFFECTIVE MARCH 2, 2006)     FEES
-------------------------     ----
Stock Fund                    1.00%
International Equity Fund     0.81%
Short-Term Bond Fund          0.40%
Intermediate Bond Fund        0.40%
Kansas Tax-Exempt Bond Fund   0.30%

INTRUST FINANCIAL SERVICES

(PRIOR TO MARCH 2, 2006)                 FEES
------------------------                 ----
Stock Fund                               1.00%
International Multi-Manager Stock Fund   0.40%
UltraShort Bond Fund                     0.40%
Intermediate Bond Fund                   0.40%
Kansas Tax-Exempt Bond Fund              0.30%

     For the sub-advisory services it provides to the Stock Fund and International Equity Fund, Barrow, Hanley, Mewhinney & Strauss, Inc. receives, from the Adviser and not the Funds, monthly fees based upon average daily net assets at the annual rate of up to 0.34% and 0.56%, respectively. For the sub-advisory services it provides to the Short-Term Bond and Intermediate Bond Fund, Commerce Asset Management receives from the Adviser and not the Funds, monthly fees based upon daily net assets at the annual rate of 0.075%.

     AIFS has contractually agreed to waive a portion of its management fee and to reimburse expenses in order to maintain the Funds' total operating expenses at not more than the following percentages of average annual net assets of the share classes for the period through March 1, 2009 (March 1, 2011 for the Kansas Tax-Exempt Bond Fund):

FUND                          CLASS A   CLASS C   INSTITUTIONAL CLASS
----                          -------   -------   -------------------
Stock Fund                     1.39%     1.89%           0.89%
International Equity Fund      1.49%     1.99%           0.99%
Short-Term Bond Fund           0.75%     1.45%           0.45%
Intermediate Bond Fund         0.86%     1.56%           0.56%
Kansas Tax-Exempt Bond Fund    0.80%     1.40%           0.40%

     Prior to March 2, 2006, fees were contractually reduced by the prior investment adviser to maintain the following expense ratios: Stock Fund, 1.29%; International Equity Fund, 1.28%, Short-Term Bond Fund, 0.65%, Intermediate Bond Fund, 0.76%, and Kansas Tax-Exempt Bond Fund, 0.95% for Class A and 0.60% for Institutional Class.

     AIFS also provides certain administrative services necessary for the Funds' operations. For the period from March 2, 2006 through October 31, 2006, the fees for the services provided under such agreement were calculated based on each Fund's average daily net assets at annual rate of 0.15%.

     AIFS has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") whereby BISYS provides sub-administration services for a fee accrued daily and paid monthly, on aggregate net assets of all Funds in the Trust, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                     FEE RATE
------------------------------------                     --------
Up to $500 million                                        0.075%
In excess of $500 million but not exceeding $1 billion    0.060%
In excess of $1 billion                                   0.050%

     Prior to March 2, 2006, BISYS served as the predecessor funds' administrator pursuant to an administration agreement under which BISYS provided services for a fee computed daily and paid monthly at an annual rate of 0.20% (0.15% for International Equity Fund) of each Fund's average daily net assets. For the period November 1, 2005 through March 1, 2006, BISYS waived its administration fees in an amount of 0.10% (0.05% for International Equity Fund) of each Fund's average daily net assets.

     Each of the Funds has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") that allows its Class A and Class C Shares to pay a distribution and service fee, as defined by the National Association of Securities Dealers ("NASD"), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services and expenses of the Class A and Class C assets, and up to 0.25% for services, as defined by NASD of Class A assets and up to 0.75% of Class C assets. Prior to March 2, 2006, the Service Class and Premium Class of each predecessor fund (Class A Shares in the case of the Kansas Tax-Exempt Bond Fund) were subject to a distribution plan. Under these plans, the respective funds paid a distribution fee at an annual rate of 0.25% of the average daily net assets of the respective classes of each Fund (0.75% for the Class A Shares of the Kansas Tax-Exempt Bond Fund). For this period, all distribution fees were waived, except that in the case of the Kansas Tax-Exempt Bond Fund, an amount equal to an annual rate of 0.40% of the Fund's Class A Shares daily net assets was waived.

     BISYS Fund Services Limited Partnership, an affiliate of BISYS, serves as the Funds' distributor and had served as the distributor to the predecessor funds. BISYS also serves the Funds as transfer agent and fund accountant and served in similar capacities for the predecessor funds. An employee of BISYS serves as the Funds' Chief Compliance Officer.

                                    Continued

AMERICAN INDEPENDENCE FUNDS

     Prior to March 2, 2006, other financial organizations ("Service Organizations"), including affiliates of INTRUST Financial Services, Inc., were permitted to provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds paid fees to Service Organizations in amounts up to an annual rate of the average daily net assets of the Funds' shares owned by shareholders with whom the Service Organizations had a servicing relationship. The table below indicates the annual rates (as a percentage of average daily net assets) for each predecessor fund for the period from November 1, 2005 through March 1, 2006:

SERVICE ORGANIZATION FEES

BEFORE MERGER                                        FEE   WAIVER   NET FEE
-------------                                       ----   ------   -------
Stock Fund                                          0.25%   0.00%    0.25%
International Multi-Manager Stock Fund              0.25%   0.00%    0.25%
UltraShort Bond Fund                                0.25%   0.00%    0.25%
Intermediate Bond Fund                              0.25%   0.00%    0.25%
Kansas Tax-Exempt Bond Fund - Institutional Class   0.25%  (0.17%)   0.08%
Kansas Tax-Exempt Bond Fund - Class A               0.25%  (0.17%)   0.08%

4.   SHARES OF BENEFICIAL INTEREST:

     The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

5.   SECURITIES TRANSACTIONS:

     The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the year ended October 31, 2006 were as follows:

                                PURCHASES        SALES
                              ------------   ------------
Stock Fund                    $ 50,950,499   $ 48,283,747
International Equity Fund      110,629,706    112,990,346
Short-Term Bond Fund            14,463,757     24,264,627
Intermediate Bond Fund           9,692,027     13,030,839
Kansas Tax-Exempt Bond Fund     60,395,207     56,974,059

     The cost of purchases and the proceeds from sales of U.S. government securities for the year ended October 31, 2006 were as follows:

                               PURCHASES       SALES
                              -----------   ----------
Short-Term Bond Fund          $12,072,928   $3,119,765
Intermediate Bond Fund          9,643,202    2,331,165

6.   CONCENTRATION OF CREDIT RISK:

     The Kansas Tax-Exempt Bond Fund invests primarily in debt obligations issued by the State of Kansas and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of Kansas specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent. At October 31, 2006, the Fund had the following concentration by industry sector (as a percentage of total investments):

Miscellaneous            31.2%
General Obligation       24.8%
Refunded Bonds           16.4%
Hospitals                11.4%
Money Market              6.3%
Utilities                 6.2%
Industrial Development    2.4%
Housing                   0.9%
Transportation            0.3%
                         ----
Total                     100%
                         ====

7.   FEDERAL INCOME TAX INFORMATION:

     At October 31, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                             TAX UNREALIZED   TAX UNREALIZED          NET UNREALIZED
                                TAX COST      APPRECIATION    (DEPRECIATION)   APPRECIATION (DEPRECIATION)
                              ------------   --------------   --------------   ---------------------------
Stock Fund                    $ 80,961,992     $27,364,407      $  847,834             $26,516,573
International Equity Fund      101,331,272      14,948,006       1,477,716              13,470,290
Short-Term Bond Fund            56,405,323          32,750         386,656                (353,906)
Intermediate Bond Fund          48,291,105         266,507         713,607                (447,100)
Kansas Tax-Exempt Bond Fund    154,981,148       3,736,645          86,659               3,649,986

AMERICAN INDEPENDENCE FUNDS

     The tax character of dividends paid to shareholders during the fiscal year ended October 31, 2006 was as follows:

                                      DIVIDENDS PAID FROM
                                ------------------------------
                                                 NET LONG-TERM  TOTAL TAXABLE  TAX EXEMPT  TAX RETURN OF  TOTAL DISTRIBUTIONS
                                ORDINARY INCOME      GAINS      DISTRIBUTIONS   DIVIDENDS     CAPITAL             PAID
                                ---------------  -------------  -------------  ----------  -------------  -------------------
Stock Fund                         $1,426,178      $       --     $1,426,178   $       --       $--            $1,426,178
International Equity Fund           1,806,318       6,171,784      7,978,102           --        --             7,978,102
Short-Term Bond Fund                2,130,239              --      2,130,239           --        --             2,130,239
Intermediate Bond Fund              2,050,947           6,225      2,057,172           --        --             2,057,172
Kansas Tax-Exempt Bond Fund*               --              --             --    6,352,964        --             6,352,964

*    Information is as of the Fund's tax year ended August 31, 2006.

     The tax character of dividends paid to shareholders during the fiscal year ended October 31, 2005 was as follows:

                                      DIVIDENDS PAID FROM
                                ------------------------------
                                                 NET LONG-TERM  TOTAL TAXABLE  TAX EXEMPT  TAX RETURN OF  TOTAL DISTRIBUTIONS
                                ORDINARY INCOME      GAINS      DISTRIBUTIONS   DIVIDENDS     CAPITAL             PAID
                                ---------------  -------------  -------------  ----------  -------------  -------------------
Stock Fund                         $1,159,418       $     --      $1,159,418   $       --       $--            $1,159,418
International Equity Fund**         1,746,141             --       1,746,141           --        --             1,746,141
Short-Term Bond Fund*               1,677,191         62,639       1,739,830           --        --             1,739,830
Intermediate Bond Fund              2,214,317        249,784       2,464,101           --        --             2,464,101
Kansas Tax-Exempt Bond Fund***             --             --              --    5,674,861        --             5,674,861

* Name was changed during the 2006 reporting period. Previous name was UltraShort Bond Fund.

** Name was changed during the 2006 reporting period. Previous name was International Multi--Manager Stock Fund.

***  Information is as of the Fund's tax year ended August 31, 2005.

     As of October 31, 2006 the components of accumulated earnings on a tax basis were as follows:


                               UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED
                                 TAX EXEMPT       ORDINARY       LONG-TERM     ACCUMULATED
                                   INCOME          INCOME      CAPITAL GAINS     EARNINGS
                               -------------   -------------   -------------   -----------
Stock Fund                        $     --       $1,618,957     $ 7,311,147    $ 8,930,104
International Equity Fund               --        1,982,258      22,414,889     24,397,147
Short-Term Bond Fund                    --          216,171              --        216,171
Intermediate Bond Fund                  --          283,117              --        283,117
Kansas Tax-Exempt Bond Fund*       640,202               --              --        640,202

                                                                            TOTAL
                                            ACCUMULATED                  ACCUMULATED
                               DIVIDENDS    CAPITAL AND    UNREALIZED     EARNINGS/
                                PAYABLE    OTHER LOSSES   APPRECIATION    (DEFICIT)
                               ---------   ------------   ------------   -----------
Stock Fund                     $      --   $        --    $26,516,573    $35,446,677
International Equity Fund             --            --     13,470,290     37,867,437
Short-Term Bond Fund            (208,626)     (268,233)      (353,906)      (614,594)
Intermediate Bond Fund          (178,777)     (208,972)      (447,100)      (551,732)
Kansas Tax-Exempt Bond Fund*    (454,966)   (2,424,791)     3,649,986      1,410,431

*    Information is as of the Fund's tax year ended August 31, 2006.

     At October 31, 2006, the following Funds had a net capital loss carry forward which is available to offset future net capital gains, if any:

                                AMOUNT     EXPIRES
                              ----------   -------
Short-Term Bond Fund          $  171,658     2013
                                  96,574     2014
Intermediate Bond Fund           208,972     2014
Kansas Tax-Exempt Bond Fund   $  617,546     2008
                              $1,379,613     2009
                              $    2,495     2011
                              $  122,004     2012
                              $   88,129     2013
                              $  215,004     2014

     For the fiscal year ended October 31, 2006, 100% of the income dividends paid by the Stock Fund qualify for the dividends received deduction available to corporate shareholders.

     During the taxable year August 31, 2006, the Kansas Tax-Exempt Bond Fund declared tax-exempt income distributions in the amount of $6,352,964.

     For the fiscal year ended October 31, 2006, dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxes at a maximum rate of 15%. Completed information will be reported in conjunction with the 2006 Form 1099-DIV.

AMERICAN INDEPENDENCE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of American Independence Funds Trust:

We have audited the accompanying statements of assets and liabilities of American Independence Funds Trust (comprising Stock Fund, International Equity Fund, Short-Term Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund, collectively the "Funds"), including the schedules of investments as of October 31, 2006, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets of the Funds for the year ended October 31, 2005 and the financial highlights of the Funds for each of the four years in the period ended October 31, 2005 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 21, 2005.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds were not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of American Independence Funds Trust as of October 31, 2006, the results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

Chicago, Illinois
December 8, 2006

AMERICAN INDEPENDENCE FUNDS

INDEPENDENT TRUSTEES

                                                                                                      NUMBER OF FUNDS      OTHER
                     POSITION(S)  TERM OF OFFICE                                                         IN COMPLEX    DIRECTORSHIPS
NAME, ADDRESS         HELD WITH    AND LENGTH OF            PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY       HELD BY
AND AGE                COMPANY      TIME SERVED                     PAST FIVE YEARS                       TRUSTEE         TRUSTEE
-------------        -----------  --------------            ------------------------------            ---------------  -------------
Terry L. Carter      Trustee      Indefinite      Retired                                                    10        None
335 Madison Avenue,
Mezzanine
New York, NY 10017
Age: 56

Joseph Hankin        Trustee      Indefinite      President, Westchester Community College since             10        None
335 Madison Avenue,                               1971
Mezzanine
New York, NY 10017
Age: 65

Jeffrey Haas         Trustee      Indefinite      Professor of Law, New York Law School 1996-Present         10        None
335 Madison Avenue,
Mezzanine
New York, NY 10017
Age: 43

Thomas F. Kice       Trustee      Indefinite      President of Kice Industries, Inc.                         10        None
335 Madison Avenue,
Mezzanine
New York, NY 10017
Age: 55

George Mileusnic     Trustee      Indefinite      Chief Financial Officer of Caribou Coffee, Inc.            10        None
335 Madison Avenue,                               (2001-present).
Mezzanine                                         Chief Financial Officer of Dean and DeLuca
New York, NY 10017                                (2000-2001).
Age: 50                                           Executive Vice President of The Coleman Company
                                                  (9/89-9/98).

Peter Ochs           Trustee      Indefinite      Manager of Ochs & Associates, Inc.                         10        None
335 Madison Avenue,
Mezzanine
New York, NY 10017
Age: 51

Richard Wedemeyer    Trustee      Indefinite      Retired. Formerly Vice President Finance and               10        ING Mutual
335 Madison Avenue,                               Administration The Channel Corporation                               Funds (2001-
Mezzanine                                         (June 1996-April 2002)                                               Present)
New York, NY 10017
Age: 70

INTERESTED TRUSTEES

Ronald L. Baldwin    Trustee      Indefinite      From 1980 to 2005, Director INTRUST Financial             10         None
335 Madison Avenue,                               Services, Inc. Director of INTRUST Brokerage,
Mezzanine                                         Inc., and Chief Operating Officer and President of
New York, NY 10017                                INTRUST Bank, N.A..
Age: 49

John J. Pileggi      Trustee      Indefinite      Managing Partner of American Independence                  10        None
335 Madison Avenue,                               Financial Services, LLC since 2004. Formerly
Mezzanine                                         President and Chief Executive Officer, Mercantile
New York, NY 10017                                Capital Advisors Inc. (2002-2004). Formerly,
Age: 46                                           President and Chief Executive Officer,
                                                  PLUSFunds.com (2000-2002). Formerly, President and
                                                  CEO of ING Mutual Fund Management Co. LLC
                                                  (1998-2000).

TRUSTEE EMERITUS

Guy Vander Jagt      Trustee      Indefinite      Partner, Baker & Hostetler, LLP 1993- Present              10        None
335 Madison Avenue,  Emeritus
Mezzanine
New York, NY 10017
Age: 73

AMERICAN INDEPENDENCE FUNDS

OFFICERS

                                                                                                      NUMBER OF FUNDS      OTHER
                     POSITION(S)  TERM OF OFFICE                                                         IN COMPLEX    DIRECTORSHIPS
NAME, ADDRESS         HELD WITH    AND LENGTH OF            PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY       HELD BY
AND AGE                COMPANY      TIME SERVED                     PAST FIVE YEARS                       TRUSTEE         TRUSTEE
-------------        -----------  --------------            ------------------------------            ---------------  -------------
Eric Rubin           President    7/2005-Present  President, American Independence Financial                N/A        N/A
Age: 38                                           Services, LLC (2/05-Present). Formerly Senior Vice
                                                  President Mercantile Capital Advisers (4/03-4/04).
                                                  Formerly Senior Vice President DST International
                                                  (01/02-04/03). Formerly President EMR Financial
                                                  Services (06/00-02/01). Formerly Senior Vice
                                                  President ING Funds 06/98-12/99).

Jared Goldstrom      Vice         7/2005-Present  Vice President and Portfolio Manager, American            N/A        N/A
Age: 29              President                    Independence Financial Services, LLC
                     and                          (05/05-Present). Formerly Head Trader of a private
                     Portfolio                    investment fund based in New York (07-04-05/05).
                     Manager                      Formerly Head Managing Trader at E*Trade
                                                  Professional, the trading division of E*Trade
                                                  Securities (07/00-07/04).

John J. Pileggi      Treasurer    7/2005-present  Managing Partner, American Independence Financial         N/A        N/A
Age: 47                                           Services, LLC (2004-Present). Formerly, President
                                                  and Chief Executive Officer, Mercantile Capital
                                                  Advisors Inc. (2002- 2004). Formerly, President
                                                  and Chief Executive Officer, PLUSFunds.com
                                                  (2000-2002). Formerly President and CEO of ING
                                                  Mutual Fund Management Co., LLC (1998-2000).
                                                  Formerly Managing Director of Furman Selz LLC
                                                  (1994-1998).

Theresa Donovan      Secretary    7/2005-Present  Senior Director Compliance and Administration             N/A        N/A
Age: 56                                           American Independence Financial Services, LLC
                                                  (05/05-Present). Formerly Senior Corporate
                                                  Paralegal, Paul, Weiss, Rifkind, Wharton &
                                                  Garrison, LLP (04/98-05/05).

Additional information regarding the Trustees and Officers may be found in the Trust's Statement of Additional Information and is available, without charge, upon request, by calling 1-866-410-2006.

AMERICAN INDEPENDENCE FUNDS

ADDITIONAL FUND INFORMATION (UNAUDITED)

The American Independence Funds invested, as a percentage of net assets, in the following as of October 31, 2006.

SHORT-TERM BOND FUND

                                        % OF NET
PORTFOLIO DIVERSIFICATION                ASSETS
-------------------------               --------
U.S. Government and Agency Securities     61.4%
Asset Backed Securities                   15.5
Taxable Municipal Bonds                    8.3
Collateralized Mortgage Obligations        7.3
Corporate Bonds                            2.4
Medium Term Notes                          2.5
Investment Companies                       2.2
                                         -----
Total Investments                         99.6%
Other Assets in Excess of Liabilities      0.4
                                         -----
Net Assets                               100.0%
                                         =====

INTERMEDIATE BOND FUND

                                        % OF NET
PORTFOLIO DIVERSIFICATION                ASSETS
-------------------------               --------
U.S. Government & Agency Securities       49.8%
Corporate Bonds                           19.2
Collateralized Mortgage Obligations       13.6
Asset Backed Securities                    7.4
Taxable Municipal Bonds                    7.2
Investment Companies                       1.5
Medium Term/Senior Notes                   0.5
                                         -----
Total Investments                         99.2%
Other Assets in Excess of Liabilities      0.8
                                         -----
Net Assets                               100.0%
                                         =====

STOCK FUND

                                        % OF NET
PORTFOLIO DIVERSIFICATION                ASSETS
-------------------------               --------
Financials                                23.3%
Energy                                    10.9
Healthcare                                17.8
Consumer Discretionary                    14.0
Industrials                                9.4
Telecommunications Services                8.2
Utilities                                  4.8
Consumer Staples                           4.5
Investment Companies                       3.1
Information Technology                     2.3
Materials                                  1.6
                                         -----
Total Investments                         99.9%
Other Assets in Excess of Liabilities      0.1
                                         -----
Net Assets                               100.0%
                                         =====

INTERNATIONAL EQUITY FUND

                                        % OF NET
PORTFOLIO DIVERSIFICATION                ASSETS
-------------------------               --------
Financials                                29.5%
Consumer Discretionary                     9.7
Industrials                                9.7
Energy                                     5.8
Telecommunication Services                 7.4
Consumer Staples                           8.4
Health Care                                7.3
Investment Companies                       2.7
Materials                                  7.5
Information Technology                     5.3
Utilities                                  6.8
                                         -----
Total Investments                         99.7%
Other Assets in Excess of Liabilities      0.3
                                         -----
Net Assets                               100.0%
                                         =====

KANSAS TAX-EXEMPT BOND FUND

                                        % OF NET
PORTFOLIO DIVERSIFICATION                ASSETS
-------------------------               --------
Municipal Bonds                           99.5%
Investment Companies                       0.3
                                         -----
Total Investments                         99.8%
Other Assets in Excess of Liabilities      0.2
                                         -----
Net Assets                               100.0%
                                         =====

AMERICAN INDEPENDENCE FUNDS

TABLE OF SHAREHOLDER EXPENSES (UNAUDITED):

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 through October 31, 2006.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                      BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                                                    ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*     DURING PERIOD**
                                                        5/1/06         10/31/06     5/1/06 - 10/31/06   5/1/06 - 10/31/06
                                                    -------------   -------------   -----------------   -----------------
Stock Fund                    Institutional Class     $1,000.00       $1,044.20           $4.59               0.89%
                              Class A                  1,000.00        1,040.90            7.20               1.40%

International Equity Fund     Institutional Class      1,000.00        1,026.10            5.06               0.99%
                              Class A                  1,000.00        1,023.00            7.70               1.51%

Short-Term Bond Fund          Institutional Class      1,000.00        1,024.00            2.30               0.45%
                              Class A***               1,000.00        1,022.10            3.78               0.75%

Intermediate Bond Fund        Institutional Class      1,000.00        1,033.80            2.87               0.56%
                              Class A***               1,000.00        1,034.50            4.36               0.86%

Kansas Tax-Exempt Bond Fund   Institutional Class      1,000.00        1,032.90            2.05               0.40%
                              Class A                  1,000.00        1,031.80            4.10               0.80%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**   Annualized

*** Information shown reflects values using the expense ratios and rates of returns for the period from May 3, 2006 (date of commencement of operations) to October 31, 2006 and has been calculated using expense ratios and rates of return for the same time period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                                                    ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*     DURING PERIOD**
                                                        5/1/06         10/31/06     5/1/06 - 10/31/06   5/1/06 - 10/31/06
                                                    -------------   -------------   -----------------  ------------------
Stock Fund                    Institutional Class     $1,000.00       $1,020.72           $4.53               0.89%
                              Class A                  1,000.00        1,018.15            7.12               1.40%

International Equity Fund     Institutional Class      1,000.00        1,020.21            5.04               0.99%
                              Class A                  1,000.00        1,017.59            7.68               1.51%

Short-Term Bond Fund          Institutional Class      1,000.00        1,022.94            2.29               0.45%
                              Class A***               1,000.00        1,021.42            3.78               0.75%

Intermediate Bond Fund        Institutional Class      1,000.00        1,022.38            2.85               0.56%
                              Class A***               1,000.00        1,020.87            4.33               0.86%

Kansas Tax-Exempt Bond Fund   Institutional Class      1,000.00        1,023.19            2.04               0.40%
                              Class A                  1,000.00        1,021.17            4.08               0.80%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**   Annualized.

*** Information shown reflects values using the expense ratios for the period from May 3, 2006 (date of commencement of operations) to October 31, 2006 and has been calculated using expense ratios for the same time period.

                       This page intentionally left blank.

(AMERICAN INDEPENDENCE FUNDS LOGO)

     INVESTMENT ADVISER AND ADMINISTRATOR:
     American Independence Financial Services, LLC
     335 Madison Avenue, Mezzanine
     New York, NY 10017

     CUSTODIAN:
     INTRUST Bank NA
     105 North Main Street
     Wichita, Kansas 67202

     TRANSFER AGENT:
     BISYS Fund Services Ohio, Inc.
     3435 Stelzer Rd.
     Columbus, OH 43219

     DISTRIBUTOR:
     BISYS Fund Services Limited Partnership
     3435 Stelzer Rd.
     Columbus, OH 43219

FOR ADDITIONAL INFORMATION, CALL:
1-866-410-2006

This material must be preceded or accompanied by a current prospectus.

AIF AR 103106

(AMERICAN INDEPENDENCE FUNDS LOGO)                        PLAN YOUR ARRIVAL(SM).

October 31, 2006

2010
2015
2020   NEST EGG DOW JONES U.S. TARGET DATE FUNDS                   ANNUAL REPORT
2030
2040

                                Based on the DOW JONES U.S. TARGET DATE INDEXES.

NOT FDIC Insured. May lose value. No bank guarantee.

This material must be accompanied or preceded by a prospectus.

American Independence Financial Services LLC is a limited liability company. "Dow Jones," "Dow Jones Indexes" and "Dow Jones U.S. Target Date Indexes" are service marks of Dow Jones & Company, Inc. Dow Jones does not sell, nor does it sponsor, endorse, or make any recommendation regarding the purchase or sale of any security.

American Independence Funds Trust is distributed by BISYS Fund Services Limited Partnership.

TABLE OF CONTENTS

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
ANNUAL REPORT--OCTOBER 31, 2006

SHAREHOLDER LETTER .......................................................     2
Management Discussion of Fund Performance ................................     3

NESTEGG DOW JONES U.S. 2010 FUND
   Schedule of Portfolio Investments .....................................     8
   Statement of Assets and Liabilities ...................................    10
   Statement of Operations ...............................................    10
   Statements of Changes in Net Assets ...................................    11
   Financial Highlights ..................................................    12

NESTEGG DOW JONES U.S. 2015 FUND
   Schedule of Portfolio Investments .....................................    15
   Statement of Assets and Liabilities ...................................    17
   Statement of Operations ...............................................    17
   Statements of Changes in Net Assets ...................................    18
   Financial Highlights ..................................................    19

NESTEGG DOW JONES U.S. 2020 FUND
   Schedule of Portfolio Investments .....................................    22
   Statement of Assets and Liabilities ...................................    24
   Statement of Operations ...............................................    24
   Statements of Changes in Net Assets ...................................    25
   Financial Highlights ..................................................    26

NESTEGG DOW JONES U.S. 2030 FUND
   Schedule of Portfolio Investments .....................................    29
   Statement of Assets and Liabilities ...................................    31
   Statement of Operations ...............................................    31
   Statements of Changes in Net Assets ...................................    32
   Financial Highlights ..................................................    33

NESTEGG DOW JONES U.S. 2040 FUND
   Schedule of Portfolio Investments .....................................    36
   Statement of Assets and Liabilities ...................................    38
   Statement of Operations ...............................................    38
   Statements of Changes in Net Assets ...................................    39
   Financial Highlights ..................................................    40

Notes to Financial Statements ............................................    43
Report of Independent Registered Public Accounting Firm ..................    48
Trustees and Officers ....................................................    49
Additional Fund Information ..............................................    51
Table of Shareholder Expenses ............................................    52

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-866-410-2006; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Portfolio Investments as of January 31 and July 31 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

The complete Schedules of Portfolio Investments are available (i) without charge, upon request, by calling toll-free 1-866-410-2006; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

Dear fellow shareholder,

I am pleased to present to you the Annual Report for the American Independence Funds, for the fiscal year ended October 31, 2006. In the pages that follow are the portfolio manager commentaries for each fund and audited financial statements.

The equity markets finished the fiscal year ended October 31, 2006 on a bullish note. The Dow Jones Industrial Average(1) reached record highs this year with gains of over 15%. The S&P 500 Index(1) also rallied during this time period to gain more than 16%. The Federal Open Market Committee halted its rate raising campaign and a slowdown in the housing and energy sectors provided a soft landing for the financial markets. The International equity markets were also strong this year, as the MSCI EAFE Index(1) rose over 28% for the 12-month period. For the upcoming year, we expect investors to carefully monitor the slowdown in the economy coupled with forthcoming economic data to determine the Federal Reserve Board's (the "Fed's") future stance on monetary policy and ultimately use this information to position themselves in the markets.

The fixed income markets have gone through a lot of change over the last year and, for part of the period, the yield curve was either flat or inverted. But, within that period, rates rose and then receded. By the end of the last 12 months intermediate to long Treasury yields ended about where they started. Short fixed income markets on the other hand had noticeably more elevated yields than where they started, thanks to the Federal Reserve raising rates six times for a total of 1.50%. All fixed income markets did not respond to the Fed's actions and other economic factors in a similar fashion. Corporate bonds outperformed similar maturity Government bonds in general and mortgages did even better. And, despite the hiking of short term interest rates, real short fixed income securities outperformed longer duration securities. For this reason the American Independence Funds were fortunate to have exposure to all of these fixed income sectors. Not knowing which area of the fixed income market will be the better performer may cause us to continue to make investment decisions on a daily basis trying to shift the portfolios to enhance their return.*

The Funds are now available through a variety of financial advisors and institutions and are now available in all 50 states. I hope you will find, as I believe many others already do, that the Funds provide a professionally managed and diverse menu of options for retirement planning, savings for the future or seeking to keep pace with inflation.

Thank you for your ongoing confidence and support.

Sincerely,


------------------------------------
Eric M. Rubin
President

This material is authorized for distribution only when preceded or accompanied by a prospectus. American Independence Financial Services LLC provides investment advisory and other services to the Funds and receives a fee for those services. The Funds are distributed by BISYS Fund Services. Mutual funds are NOT INSURED BY THE FDIC. There is no bank guarantee. Mutual funds may lose value. The views expressed in this Shareholder Letter and accompanying commentaries are through the end of the period covered by the report, as stated on the cover. These views are subject to change based on market and other conditions.

*    Portfolio composition is subject to change.

(1) The DOW JONES INDUSTRIAL AVERAGE is a price-weighted average based on the price-only performance of 30 blue chip stocks (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks). The STANDARD & POOR 500 STOCK INDEX is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX ("MSCI EAFE") a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. The indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. An investors cannot invest directly in an index, however they can invest in the underlying securities.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

The NestEgg Dow Jones U.S. Target Date Funds began operations on March 2, 2006 with American Independence Financial Services as the investment adviser. The Funds are no longer managed as "fund of funds" portfolios.

The objective of the NestEgg Dow Jones U.S. Target Date Funds is to track or replicate the performance of the Dow Jones U.S. Target Date Indexes. These Indexes are composed of three asset classes: stock, bonds, and cash or cash equivalents. The stock component is comprised of six categories: U.S. large-cap value, U.S. mid-cap value, U.S. small-cap value, U.S. large-cap growth, U.S. mid-cap growth, and U.S. small-growth. The bond portion of the index is made up of three categories: U.S. government bonds, U.S. corporate bonds, and U.S. mortgage backed bonds. The cash portion is a short term Treasury bill index.

The Dow Jones U.S. Target Date Indexes are constructed to offer risk adjusted return over time, becoming more conservative as they approach their target date. Allocation of stocks, bonds, and cash are adjusted to meet predefined risk levels and current market conditions. This methodology makes the NestEgg Dow Jones U.S. Target Date Funds well suited for investors saving for life-based goals, such as retirement.

Prior to March 2nd, the variance in performance between the Funds and their benchmarks can be attributed to a different investment strategy, benchmark, and investment adviser. Since March 2, 2006, the Funds have succeeded in closely tracking the performance of their respective indexes. On a gross of fees basis, the tracking error was minimal in all Funds with any over performance, relative to their benchmarks, attributed to one or more of the following: an adjustment of the benchmark's historical NAV by Dow Jones Indexes, cash management and the optimization process.

On June 1, 2006, Dow Jones Indexes adjusted its methodology, making its risk exposure extend over a longer period. As a product of this adjustment, the equity exposure was increased and Dow Jones Indexes adjusted its historical NAVs to account for the change in methodology. The adjustment created a greater equity exposure during the second quarter of 2006, when the equity markets experienced a decline. The NestEgg Dow Jones U.S. 2010, 2015, 2020, and 2030 Funds all benefited from the historic NAV adjustment since the former benchmark was not as heavily weighted in equities during the second quarter as the newly adjusted benchmark shows.

Prior to March 2, 2006 the Class A shares were known as the Premium Class and the Institutional Class of shares were known as the Service Class. The Class C shares commenced on March 15, 2006 and were not in existence prior to that date.

                                                               CLASS A              CLASS C
AGGREGATE TOTAL RETURNS AS OF                                WITH SALES               WITH    DOW JONES U.S.
       OCTOBER 31, 2006         INSTITUTIONAL**   CLASS A*     CHARGE+    CLASS C    CDSC++    TARGET INDEX
-----------------------------   ---------------   --------   ----------   -------   -------   --------------
NESTEGG DOW JONES U.S. 2010
   11/1/05 - 10/31/06                8.55%          8.00%       2.90%       NA***     NA***        8.32%
   3/2/06 - 10/31/06                 4.46%          4.15%      -0.82%       NA***     NA***        4.01%
   3/15/06 - 10/31/06                  NA             NA       -0.92%     3.62%     2.72%          3.91%
The 2010 Fund performance versus the benchmark was heavily affected by the historical change in the indexes
NAV.

NESTEGG DOW JONES U.S. 2015
   11/1/05 - 10/31/06                9.01%          8.51%       3.34%       NA***      NA***      10.09%
   3/2/06 - 10/31/06                 4.45%          4.08%      -0.90%       NA***      NA***       4.26%
   3/15/06 - 10/31/06                  NA             NA       -1.08%     3.50%      2.60%         4.05%
The 2015 Fund, like the 2010 Fund was also heavily impacted by the historical change in the indexes NAV.

NESTEGG DOW JONES U.S. 2020
   11/1/05 - 10/31/06                10.28%         9.68%       4.48%       NA***      NA***      11.69%
   3/2/06 - 10/31/06                  4.36%         3.91%      -1.06%       NA***      NA***       4.39%
   3/15/06 - 10/31/06                   NA            NA       -1.24%     3.50%      2.43%         4.05%

NESTEGG DOW JONES U.S. 2030
   11/1/05 - 10/31/06                11.51%        10.95%       5.65%       NA***      NA***      14.10%
   3/2/06 - 10/31/06                  4.18%         3.84%      -1.13%       NA***      NA***       4.67%
   3/15/06 - 10/31/06                   NA            NA       -1.30%     2.82%      2.28%         4.11%

NESTEGG DOW JONES U.S. 2040
   11/1/05 - 10/31/06                12.97%        12.38%       7.00%       NA***      NA***      15.04%
   3/2/06 - 10/31/06                  4.26%         3.86%      -1.11%       NA***      NA***       4.78%
   3/15/06 - 10/31/06                   NA            NA       -1.28%     2.76%      2.30%         4.15%
The 2040 Fund was virtually unaffected by the historical NAV change of the index.

+    Reflects the maximum sales charge of 4.75%.

++   Reflects the maximum contingent deferred sales charge ("CDSC") of 1.00%.

*    The Class A shares were formerly known as the Premium Class.

**   The Institutional Class was formerly the Service Class.

***  The Class C Shares commenced on March 15, 2006.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

2010 FUND

RETURN OF A $10,000 INVESTMENT AS OF OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

                               (PERFORMANCE GRAPH)

This chart assumes an initial investment of $10,000 in the Institutional Class made on January 4, 1999. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

TOTAL RETURNS AS OF OCTOBER 31, 2006

                                                Annualized
                                       ---------------------------
                                                         Inception
                                       1 Year   5 Year    (1/4/99)
                                       ------   ------   ---------
2010 Fund
   Institutional Class                 8.55%     5.04%     4.52%
   Class A Shares+                     2.90%     3.40%     3.20%
   Class C Shares                      6.49%++   4.00%     3.48%
Dow Jones U.S. Target 2010 Index       8.32%     7.06%     6.24%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1-866-410-2006.

+    Reflects maximum sales charge of 4.75%.

++ Reflects contingent deferred sales charge ("CDSC") of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of its corresponding predecessor fund on March 2, 2006. In the reorganization, the predecessor exchanged all of its assets for shares of the Fund. The predecessor fund offered two classes of shares similar to the Fund's Class A Shares and Institutional Class - the predecessor fund's Premium Class and Service Class, respectively. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the predecessor fund's Premium Class shares prior to commencement of operations on November 1, 2002 includes the performance of the predecessor fund's Service Class shares. Such performance has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Fund's Class C Shares prior to commencement of operations on March 15, 2006 includes the performance of the Fund's Class A Shares from March 2, 2006 through March 14, 2006 and the performance of the predecessor fund's Premium Shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges (but not for differences in expenses.) For the period from November 1, 2002 through the date of the reorganization, the predecessor fund operated as a "fund of funds." Prior to November 1, 2002, the predecessor fund operated under a "master-feeder" structure.

The Fund has changed its standardized benchmark to the Dow Jones U.S. Target 2010 Index to provide a more appropriate market comparison for the Fund's current objective. The Dow Jones U.S. Target 2010 Index represents a balanced portfolio whose allocations are automatically adjusted to reduce potential risk over time. Target Date refers to the date that the invested capital will be needed. The index allocates among U.S. stock, bond and cash subindexes on a monthly basis to measure predefined relative risk levels. This systematic reduction of risk occurs beginning 35 years prior to a defined target date. Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.

During the period shown, certain fees and expenses of the Fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the Fund would have been lower. Investors cannot invest directly in an index, although they can invest in its underlying securities.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

2015 FUND

RETURN OF A $10,000 INVESTMENT AS OF OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

                               (PERFORMANCE GRAPH)

This chart assumes an initial investment of $10,000 in the Institutional Class made on January 4, 1999. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

TOTAL RETURNS AS OF OCTOBER 31, 2006

                                                Annualized
                                       ---------------------------
                                                         Inception
                                       1 Year   5 Year    (1/4/99)
                                       ------   ------   ---------
2015 Fund
   Institutional Class                  9.01%    5.00%     3.80%
   Class A Shares+                      3.34%    3.39%     2.50%
   Class C Shares                       7.04%++  3.98%     2.78%
Dow Jones U.S. Target 2015 Index       10.09%    7.86%     6.44%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1-866-410-2006.

+    Reflects maximum sales charge of 4.75%.

++ Reflects contingent deferred sales charge ("CDSC") of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of its corresponding predecessor fund on March 2, 2006. In the reorganization, the predecessor exchanged all of its assets for shares of the Fund. The predecessor fund offered two classes of shares similar to the Fund's Class A Shares and Institutional Class - the predecessor fund's Premium Class and Service Class, respectively. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the predecessor fund's Premium Class shares prior to commencement of operations on November 1, 2002 includes the performance of the predecessor fund's Service Class shares. Such performance has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Fund's Class C Shares prior to commencement of operations on March 15, 2006 includes the performance of the Fund's Class A Shares from March 2, 2006 through March 14, 2006 and the performance of the predecessor fund's Premium Shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges (but not for differences in expenses.) For the period from November 1, 2002 through the date of the reorganization, the predecessor fund operated as a "fund of funds." Prior to November 1, 2002, the predecessor fund operated under a "master-feeder" structure.

The Fund has changed its standardized benchmark to the Dow Jones U.S. Target 2015 Index to provide a more appropriate market comparison for the Fund's current objective. The Dow Jones U.S. Target 2015 Index represents a balanced portfolio whose allocations are automatically adjusted to reduce potential risk over time. Target Date refers to the date that the invested capital will be needed. The index allocates among U.S. stock, bond and cash subindexes on a monthly basis to measure predefined relative risk levels. This systematic reduction of risk occurs beginning 35 years prior to a defined target date. The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) index measures performance of a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 countries for which there are MSCI national indices. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accouting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

During the period shown, certain fees and expenses of the Fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the Fund would have been lower.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

2020 FUND

RETURN OF A $10,000 INVESTMENT AS OF OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

                               (PERFORMANCE GRAPH)

This chart assumes an initial investment of $10,000 in the Institutional Class made on January 4, 1999. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

TOTAL RETURNS AS OF OCTOBER 31, 2006

                                                Annualized
                                       ---------------------------
                                                         Inception
                                       1 Year   5 Year    (1/4/99)
                                       ------   ------   ---------
2020 Fund
   Institutional Class                 10.28%    5.81%     3.22%
   Class A Shares+                      4.48%    4.18%     1.93%
   Class C Shares                       8.21%++  4.76%     2.20%
Dow Jones U.S. Target 2020 Index       11.69%    8.60%     6.58%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1-866-410-2006.

+    Reflects maximum sales charge of 4.75%.

++ Reflects contingent deferred sales charge ("CDSC") of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of its corresponding predecessor fund on March 2, 2006. In the reorganization, the predecessor exchanged all of its assets for shares of the Fund. The predecessor fund offered two classes of shares similar to the Fund's Class A Shares and Institutional Class - the predecessor fund's Premium Class and Service Class, respectively. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the predecessor fund's Premium Class shares prior to commencement of operations on November 1, 2002 includes the performance of the predecessor fund's Service Class shares. Such performance has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Fund's Class C Shares prior to commencement of operations on March 15, 2006 includes the performance of the Fund's Class A Shares from March 2, 2006 through March 14, 2006 and the performance of the predecessor fund's Premium Shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges (but not for differences in expenses.) For the period from November 1, 2002 through the date of the reorganization, the predecessor fund operated as a "fund of funds." Prior to November 1, 2002, the predecessor fund operated under a "master-feeder" structure.

The Fund has changed its standardized benchmark to the Dow Jones U.S. Target 2020 Index to provide a more appropriate market comparison for the Fund's current objective. The Dow Jones U.S. Target 2020 Index represents a balanced portfolio whose allocations are automatically adjusted to reduce potential risk over time. Target Date refers to the date that the invested capital will be needed. The index allocates among U.S. stock, bond and cash subindexes on a monthly basis to measure predefined relative risk levels. This systematic reduction of risk occurs beginning 35 years prior to a defined target date. The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. The MSCI EAFE index measures performance of a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 countries for which there are MSCI national indices. The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accouting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

During the period shown, certain fees and expenses of the Fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the Fund would have been lower.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

2030 FUND

RETURN OF A $10,000 INVESTMENT AS OF OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

                               (PERFORMANCE GRAPH)

This chart assumes an initial investment of $10,000 in the Institutional Class made on January 4, 1999. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

TOTAL RETURNS AS OF OCTOBER 31, 2006

                                                Annualized
                                       ----------------------------
                                                          Inception
                                       1 Year    5 Year    (1/4/99)
                                       ------    ------   ---------
2030 Fund
   Institutional Class                 11.51%     6.57%     3.07%
   Class A Shares+                      5.65%     4.89%     1.75%
   Class C Shares                       9.34%++   5.50%     2.04%
Dow Jones U.S. Target 2030 Index       14.10%     9.71%     6.76%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1-866-410-2006.

+    Reflects maximum sales charge of 4.75%.

++ Reflects contingent deferred sales charge ("CDSC") of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of its corresponding predecessor fund on March 2, 2006. In the reorganization, the predecessor exchanged all of its assets for shares of the Fund. The predecessor fund offered two classes of shares similar to the Fund's Class A Shares and Institutional Class - the predecessor fund's Premium Class and Service Class, respectively. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the predecessor fund's Premium Class shares prior to commencement of operations on November 1, 2002 includes the performance of the predecessor fund's Service Class shares. Such performance has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Fund's Class C Shares prior to commencement of operations on March 15, 2006 includes the performance of the Fund's Class A Shares from March 2, 2006 through March 14, 2006 and the performance of the predecessor fund's Premium Shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges (but not for differences in expenses.) For the period from November 1, 2002 through the date of the reorganization, the predecessor fund operated as a "fund of funds." Prior to November 1, 2002, the predecessor fund operated under a "master-feeder" structure.

The Fund has changed its standardized benchmark to the Dow Jones U.S. Target 2030 Index to provide a more appropriate market comparison for the Fund's current objective. The Dow Jones U.S. Target 2030 Index represents a balanced portfolio whose allocations are automatically adjusted to reduce potential risk over time. Target Date refers to the date that the invested capital will be needed. The index allocates among U.S. stock, bond and cash subindexes on a monthly basis to measure predefined relative risk levels. This systematic reduction of risk occurs beginning 35 years prior to a defined target date. The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. The MSCI EAFE index measures performance of a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 countries for which there are MSCI national indices. The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accouting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

During the period shown, certain fees and expenses of the Fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the Fund would have been lower.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

2040 FUND

RETURN OF A $10,000 INVESTMENT AS OF OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

                               (PERFORMANCE GRAPH)

This chart assumes an initial investment of $10,000 in the Institutional Class made on January 4, 1999. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

TOTAL RETURNS AS OF OCTOBER 31, 2006

                                                Annualized
                                       ---------------------------
                                                         Inception
                                       1 Year   5 Year    (1/4/99)
                                       ------   ------   ---------
2040 Fund
   Institutional Class                 12.97%    7.60%     2.89%
   Class A Shares+                      7.00%    5.93%     1.58%
   Class C Shares                      10.82%++  6.53%     1.86%
Dow Jones U.S. Target 2040 Index       15.04%   10.12%     6.91%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1-866-410-2006.

+    Reflects maximum sales charge of 4.75%.

++ Reflects contingent deferred sales charge ("CDSC") of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of its corresponding predecessor fund on March 2, 2006. In the reorganization, the predecessor exchanged all of its assets for shares of the Fund. The predecessor fund offered two classes of shares similar to the Fund's Class A Shares and Institutional Class - the predecessor fund's Premium Class and Service Class, respectively. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the predecessor fund's Premium Class shares prior to commencement of operations on November 1, 2002 includes the performance of the predecessor fund's Service Class shares. Such performance has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Fund's Class C Shares prior to commencement of operations on March 15, 2006 includes the performance of the Fund's Class A Shares from March 2, 2006 through March 14, 2006 and the performance of the predecessor fund's Premium Shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges (but not for differences in expenses.) For the period from November 1, 2002 through the date of the reorganization, the predecessor fund operated as a "fund of funds." Prior to November 1, 2002, the predecessor fund operated under a "master-feeder" structure.

The Fund has changed its standardized benchmark to the Dow Jones U.S. Target 2040 Index to provide a more appropriate market comparison for the Fund's current objective. The Dow Jones U.S. Target 2040 Index represents a balanced portfolio whose allocations are automatically adjusted to reduce potential risk over time. Target Date refers to the date that the invested capital will be needed. The index allocates among U.S. stock, bond and cash subindexes on a monthly basis to measure predefined relative risk levels. This systematic reduction of risk occurs beginning 35 years prior to a defined target date. The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The MSCI EAFE index measures performance of a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 countries for which there are MSCI national indices. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accouting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

During the period shown, certain fees and expenses of the Fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the Fund would have been lower.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS       SCHEDULE OF PORTFOLIO INVESTMENTS
NESTEGG DOW JONES U.S. 2010 FUND                                OCTOBER 31, 2006

                                                   PERCENTAGE
                                                       OF         SHARES OR
SECURITY DESCRIPTION                               NET ASSETS   PRINCIPAL ($)       VALUE ($)
--------------------                               ----------   -------------   ---------------
COMMON STOCKS (22.8%)
Exxon Mobil Corp. (Oil & Gas)...................        0.25%             215            15,355
General Electric Co. (a) (Industrials)..........        0.21%             376            13,201
Microsoft Corp. (Technology)....................        0.21%             455            13,063
Johnson & Johnson (a) (Health Care).............        0.16%             152            10,245
Procter & Gamble Co. (a)
   (Consumer Goods).............................        0.16%             161            10,206
Citigroup, Inc. (a) (Financials)................        0.14%             180             9,029
Bank of America Corp. (a) (Financials)..........        0.14%             165             8,889
Cisco Systems, Inc. (Technology)................        0.11%             292             7,046
Pfizer, Inc. (a) (Health Care)..................        0.11%             250             6,663
PepsiCo, Inc. (a) (Consumer Goods)..............        0.10%             102             6,471
Wal-Mart Stores, Inc. (a)
   (Consumer Services)..........................        0.10%             131             6,456
Intel Corp. (a) (Technology)....................        0.10%             295             6,295
Altria Group, Inc. (Consumer Goods).............        0.09%              71             5,774
JPMorgan Chase & Co. (Financials)...............        0.09%             118             5,598
American International Group, Inc. (a)
   (Financials).................................        0.08%              77             5,172
Chevron Corp. (Oil & Gas).......................        0.08%              76             5,107
International Business Machines Corp. (a)
   (Technology).................................        0.08%              52             4,801
Google, Inc. Class A (Technology)...............        0.08%              10             4,764
AT&T, Inc. (Telecommunications).................        0.07%             133             4,555
Amgen, Inc. (Health Care).......................        0.07%              56             4,251
Other Common Stocks.............................       20.32%          43,980         1,268,257
                                                                                ---------------
TOTAL COMMON STOCKS (COST $1,363,610)...........                                      1,421,198
                                                                                ---------------
CORPORATE BONDS (24.7%)
E.I. DuPont de Nemours & Co.,
   4.88%, 4/30/14 (Basic Materials).............        2.57%         165,000           160,559
Comcast Corp., 6.50%, 11/15/35
   (Consumer Services)..........................        1.88%         115,000           117,425
Credit Suisse First Boston USA, Inc.,
   6.13%, 11/15/11 (Financials).................        1.85%         111,000           115,386
Verizon Global Funding Corp.,
   7.25%, 12/1/10 (Financials)..................        1.74%         101,000           108,407
Merrill Lynch & Co., Inc., 4.25%, 2/8/10
   (Financials).................................        1.65%         106,000           103,118
Countrywide Financial Corp., 6.25%, 5/15/16
   (Financials).................................        1.63%         100,000           101,859
General Electric Co., 5.00%, 2/1/13
   (Industrials)................................        1.38%          87,000            86,234
National Rural Utilities, 7.25%, 3/1/12
   (Utilities)..................................        1.26%          72,000            78,722
Union Pacific Corp., 4.88%, 1/15/15
   (Industrials)................................        1.08%          70,000            67,537
Conoco, Inc., 6.95%, 4/15/29 (Oil & Gas) .......        1.07%          58,000            66,953
Bank One Corp., 2.63%, 6/30/08 (Financials) ....        0.83%          54,000            51,796
Cincinnati Gas & Electric Corp.,
   5.70%, 9/15/12 (Utilities)...................        0.81%          50,000            50,572
Household Finance Corp., 4.63%, 1/15/08
   (Financials).................................        0.78%          49,000            48,670
American General Finance, 5.38%, 10/1/12
   (Financials).................................        0.61%          38,000            37,969
Carolina Power and Light, 5.13%, 9/15/13
   (Utilities)..................................        0.47%          30,000            29,652
Morgan Stanley Dean Witter, 6.75%, 4/15/11
   (Financials).................................        0.46%          27,000            28,568
Eastman Chemical Co., 7.60%, 2/1/27
   (Basic Materials)............................        0.44%          25,000            27,499
Citigroup, Inc., 6.63%, 1/15/28 (Financials) ...        0.41%          23,000            25,450
Time Warner Cos., Inc., 7.57%, 2/1/24
   (Consumer Services)..........................        0.39%          22,000            24,175

                                                   PERCENTAGE
                                                       OF         SHARES OR
SECURITY DESCRIPTION                               NET ASSETS   PRINCIPAL ($)       VALUE ($)
--------------------                               ----------   -------------   ---------------
CORPORATE BONDS, CONTINUED
First Union National, 7.80%, 8/18/10
   (Financials).................................        0.38%          22,000            23,870
Wells Fargo & Co., 4.63%, 8/9/10 (Financials) ..        0.38%          24,000            23,643
Kimberly-Clark Corp., 5.00%, 8/15/13
   (Consumer Goods).............................        0.32%          20,000            19,847
Goldman Sachs Group, Inc., 5.13%, 1/15/15
   (Financials).................................        0.25%          16,000            15,642
Lehman Brothers Holdings, Inc.,
   6.63%, 1/18/12 (Financials)..................        0.22%          13,000            13,813
Procter & Gamble Co., 4.95%, 8/15/14
   (Consumer Services)..........................        0.22%          14,000            13,760
U.S. Bank NA, 6.38%, 8/1/11 (Financials)........        0.22%          13,000            13,655
IBM Corp., 8.38%, 11/1/19 (Technology)..........        0.20%          10,000            12,602
Boeing Co., 6.13%, 2/15/33 (Industrials)........        0.19%          11,000            12,013
John Deere Capital Corp., 7.00%, 3/15/12
   (Financials).................................        0.19%          11,000            11,885
Kraft Foods, Inc., 6.25%, 6/1/12
   (Consumer Goods).............................        0.18%          11,000            11,462
Allstate Corp., 7.20%, 12/1/09 (Financials).....        0.17%          10,000            10,590
Target Corp., 5.88%, 3/1/12
   (Consumer Services)..........................        0.17%          10,000            10,324
Motorola, Inc., 7.63%, 11/15/10 (Technology)....        0.14%           8,000             8,680
United Technologies Corp., 4.88%, 5/1/15
   (Basic Materials)............................        0.12%           8,000             7,783
Bottling Group LLC, 4.63%, 11/15/12
   (Consumer Services)..........................        0.08%           5,000             4,857
                                                                                ---------------
TOTAL CORPORATE BONDS (COST $1,515,755).........                                      1,544,977
                                                                                ---------------
U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES
   (24.4%)
6.00%, 8/1/34, Pool #725690 (Fannie Mae)........        4.96%         307,928           309,834
5.00%, 8/1/33, Pool #713679 (Fannie Mae)........        3.26%         210,498           203,223
5.50%, 1/1/35, Pool #808374 (Fannie Mae)........        2.73%         172,730           170,723
6.00%, 2/15/32, Pool #569704 (Ginnie Mae).......        2.30%         141,437           143,614
5.50%, 2/1/33, Pool #652693 (Fannie Mae)........        2.21%         139,388           137,768
5.50%, 10/1/35, Pool #A39170
   (Freddie Mac)................................        1.76%         110,775           109,623
5.50%, 1/1/34, Pool #756233 (Fannie Mae)........        1.60%         101,282           100,105
5.00%, 6/1/20, Pool #839333 (Fannie Mae)........        1.13%          71,920            70,830
5.00%, 12/1/34, Pool #A29017
   (Freddie Mac)................................        0.95%          61,225            59,267
5.50%, 3/1/33, Pool #735405 (Fannie Mae)........        0.63%          39,360            39,403
6.50%, 12/1/33, Pool #A16523
   (Freddie Mac)................................        0.49%          30,148            30,821
4.50%, 7/1/19, Pool #B15661 (Freddie Mac).......        0.33%          21,157            20,459
5.00%, 10/1/18, Pool #B10252
   (Freddie Mac)................................        0.18%          11,112            10,963
5.00%, 8/1/35, Pool #848355 (Fannie Mae)........        0.17%          11,229            10,841
5.00%, 5/1/18, Pool #703444 (Fannie Mae)........        0.13%           8,519             8,390
5.50%, 8/1/33, Pool #A11851 (Freddie Mac).......        0.12%           7,651             7,588
4.50%, 1/1/19, Pool #B11878 (Freddie Mac).......        0.11%           7,248             7,018
5.50%, 7/1/25, Pool #255809 (Fannie Mae)........        0.11%           6,931             6,903
6.00%, 10/1/32, Pool #667994 (Fannie Mae).......        0.10%           6,495             6,554
5.50%, 10/1/34, Pool #A27526
   (Freddie Mac)................................        0.10%           6,206             6,152
7.00%, 4/1/34, Pool #780703 (Fannie Mae)........        0.09%           5,533             5,701
5.00%, 5/1/34, Pool #768230 (Fannie Mae)........        0.09%           5,690             5,494
5.00%, 4/1/34, Pool #A20534 (Freddie Mac).......        0.07%           4,787             4,634
4.50%, 11/1/18, Pool #E01489
   (Freddie Mac)................................        0.07%           4,614             4,467
4.00%, 6/1/18, Pool #E01401 (Freddie Mac).......        0.07%           4,580             4,347
Other U.S. Government Agency
   Pass-Through Securities......................        0.61%          38,477            38,053
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH
   SECURITIES (COST $1,504,582).................                                      1,522,775
                                                                                ---------------

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS       SCHEDULE OF PORTFOLIO INVESTMENTS
NESTEGG DOW JONES U.S. 2010 FUND                                OCTOBER 31, 2006

                                                   PERCENTAGE
                                                       OF         SHARES OR
SECURITY DESCRIPTION                               NET ASSETS   PRINCIPAL ($)       VALUE ($)
--------------------                               ----------   -------------   ---------------
U.S. GOVERNMENT AGENCY SECURITIES (6.8%)
4.63%, 1/15/08, MTN (Fannie Mae)................        1.99%         125,000           124,350
4.63%, 2/21/08, MTN (Freddie Mac)...............        1.85%         116,000           115,414
6.25%, 7/15/32, MTN (Freddie Mac)...............        0.74%          40,000            46,399
4.63%, 2/8/08, Series 627
   (Federal Home Loan Bank).....................        0.64%          40,000            39,798
6.63%, 9/15/09, MTN (Fannie Mae)................        0.34%          20,000            20,930
4.63%, 11/21/08, Series 598
   (Federal Home Loan Bank).....................        0.32%          20,000            19,899
4.50%, 10/15/08, MTN (Fannie Mae)...............        0.32%          20,000            19,859
4.75%, 1/18/11, MTN (Freddie Mac)...............        0.24%          15,000            14,930
4.63%, 12/19/08, MTN (Freddie Mac)..............        0.24%          15,000            14,921
4.75%, 1/19/16, MTN (Freddie Mac)...............        0.16%          10,000             9,844
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
   (COST $425,093)..............................                                        426,344
                                                                                ---------------
U.S. TREASURY OBLIGATIONS (17.8%)
5.63%, 5/15/08 (U.S. Treasury Notes)............        3.72%         229,000           231,934
4.00%, 4/15/10 (U.S. Treasury Notes)............        3.69%         235,000           230,640
5.25%, 11/15/28 (U.S. Treasury Bonds)...........        3.08%         181,000           192,298
4.25%, 8/15/15 (U.S. Treasury Notes)............        2.30%         147,000           143,302
3.13%, 5/15/07 (U.S. Treasury Notes)............        2.22%         140,000           138,567
4.00%, 6/15/09 (U.S. Treasury Notes)............        0.95%          60,000            59,084
4.88%, 2/15/12 (U.S. Treasury Notes)............        0.65%          40,000            40,598
4.00%, 2/15/15 (U.S. Treasury Notes)............        0.54%          35,000            33,566
5.38%, 2/15/31 (U.S. Treasury Bonds)............        0.35%          20,000            21,714
5.00%, 2/15/11 (U.S. Treasury Notes)............        0.29%          18,000            18,326
                                                                                ---------------
TOTAL U.S. TREASURY OBLIGATIONS
   (COST $1,097,477)............................                                      1,110,029
                                                                                ---------------

                                                   PERCENTAGE
                                                       OF
SECURITY DESCRIPTION                               NET ASSETS       SHARES          VALUE ($)
--------------------                               ----------   -------------   ---------------
INVESTMENT COMPANIES (5.2%)
American Beacon Money
   Market Select Fund...........................        5.05%         315,000           315,000
Federated Government Obligations
   Money Market Fund............................        0.19%          11,595            11,595
                                                                                ---------------
TOTAL INVESTMENT COMPANIES (COST $326,595)......                                        326,595
                                                                                ---------------
TOTAL INVESTMENTS
   (COST $6,233,112)(b) - 101.7%................                                      6,351,918
Other assets in excess of
   liabilities - (1.7%).........................                                       (109,178)
                                                                                ---------------
NET ASSETS - 100.0%.............................                                $     6,242,740
                                                                                ===============

(a)  Non-income producing security.

(b) See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2010 FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

ASSETS:

Investments, at value (cost $6,233,112) .....................                   $     6,351,918
Interest and dividends receivable ...........................                            54,463
Securities sold receivable ..................................                             1,625
Receivable due from Adviser .................................                             6,774
Prepaid expenses ............................................                            41,017
                                                                                ---------------
   TOTAL ASSETS .............................................                         6,455,797
                                                                                ---------------
LIABILITIES:
Distributions payable .......................................   $           4
Securities purchased payable ................................             245
Payable for capital shares redeemed .........................         195,038
Accrued expenses and other payables:
   Administration ...........................................             863
   Accounting ...............................................           3,426
   Distribution and Service .................................             139
   Transfer Agent ...........................................           5,726
   Custodian ................................................             115
   Other ....................................................           7,501
                                                                -------------
   TOTAL LIABILITIES ........................................                           213,057
                                                                                ---------------
NET ASSETS ..................................................                   $     6,242,740
                                                                                ===============
COMPOSITION OF NET ASSETS:
Capital .....................................................                   $     5,916,102
Accumulated net realized gains from
   investment transactions ..................................                           207,832
Unrealized appreciation from investments ....................                           118,806
                                                                                ---------------
NET ASSETS ..................................................                   $     6,242,740
                                                                                ===============
INSTITUTIONAL CLASS SHARES
   Net Assets ...............................................                   $     5,910,263
   Shares Outstanding (unlimited number of
      shares authorized @ $0.001 par value) .................                           569,052
   Net Asset Value, Offering Price and
      Redemption Price per share ............................                   $         10.39
                                                                                ===============
CLASS A SHARES
   Net Assets ...............................................                   $       313,547
   Shares Outstanding (unlimited number of
      shares authorized @ $0.001 par value) .................                            30,336
   Net Asset Value and Redemption
      Price per share .......................................                   $         10.34
                                                                                ===============
Maximum sales charge ........................................                              4.75%
                                                                                ===============
Maximum Offering Price (Net Asset Value/
   (100% minus maximum sales charge)) .......................                   $         10.86
                                                                                ===============
CLASS C SHARES
   Net Assets ...............................................                   $        18,930
   Shares Outstanding (unlimited number of
      shares authorized @ $0.001 par value) .................                             1,835
   Net Asset Value, Offering Price and
      Redemption Price per share* ...........................                   $         10.32
                                                                                ===============

----------
*    Redemption Price per share varies by length of time shares are held.

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
   Interest .................................................                   $       152,263
   Dividend .................................................                           103,575
                                                                                ---------------
TOTAL INVESTMENT INCOME                                                                 255,838
                                                                                ---------------
EXPENSES:
   Investment advisory ......................................   $      37,567
   Administration ...........................................           9,937
   Distribution - Institutional Class Shares ................           4,712
   Distribution - Class A Shares ............................           1,129
   Distribution - Class C Shares (a) ........................              33
   Service - Institutional Class Shares .....................           4,712
   Service - Class A Shares .................................             694
   Service - Class C Shares (a) .............................              11
   Accounting ...............................................          26,887
   Custodian ................................................           1,191
   Compliance services ......................................             457
   Transfer Agent ...........................................          19,257
   Trustee ..................................................           1,030
   Other ....................................................          31,922
                                                                -------------
TOTAL EXPENSES BEFORE FEE REDUCTIONS                                                    139,539
   Expenses reduced and reimbursed by the Adviser ...........                           (73,613)
   Expenses reduced by the Distributor ......................                            (4,888)
   Expenses reduced by the Administator .....................                            (2,005)
                                                                                ---------------
NET EXPENSES ................................................                            59,033
                                                                                ---------------
NET INVESTMENT INCOME .......................................                           196,805
                                                                                ---------------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions .............                           210,608
Change in unrealized appreciation/depreciation from
   investments ..............................................                            94,057
                                                                                ---------------
Net realized/unrealized gains from investments ..............                           304,665
                                                                                ---------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ..............                   $       501,470
                                                                                ===============

----------
(a)  Class C Shares commenced operations on March 15, 2006.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2010 FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED      YEAR ENDED
                                                                 OCTOBER 31,      OCTOBER 31,
                                                                     2006             2005
                                                                -------------   ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income ....................................   $     196,805   $       157,742
   Net realized gains from investment transactions ..........         210,608           249,933
   Change in unrealized appreciation/depreciation from
      investments ...........................................          94,057          (201,930)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM OPERATIONS ........................         501,470           205,745
                                                                -------------   ---------------
DISTRIBUTIONS TO INSTITUTIONAL CLASS SHARES:
   From net investment income ...............................        (198,422)         (153,096)
   From net realized gains on investments ...................        (231,840)         (156,833)
DISTRIBUTIONS TO CLASS A SHARES:
   From net investment income ...............................          (8,374)           (4,829)
   From net realized gains on investments ...................         (10,795)           (5,626)
DISTRIBUTIONS TO CLASS C SHARES (a):
   From net investment income ...............................            (178)               --
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS .........        (449,609)         (320,384)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ..............         150,546           (48,041)
                                                                -------------   ---------------
CHANGE IN NET ASSETS ........................................         202,405          (162,680)
NET ASSETS:
   Beginning of year ........................................       6,040,335         6,203,015
                                                                -------------   ---------------
   End of year ..............................................   $   6,242,740   $     6,040,335
                                                                =============   ===============
Undistributed net investment income .........................              --   $        11,596
                                                                =============   ===============
CAPITAL TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Proceeds from shares issued ..............................   $   1,523,588   $     1,446,372
   Dividends reinvested .....................................         429,149           309,863
   Cost of shares redeemed ..................................      (1,871,248)       (1,942,069)
                                                                -------------   ---------------
Institutional Class Shares Capital Transactions .............          81,489          (185,834)
                                                                -------------   ---------------
CLASS A SHARES:
   Proceeds from shares issued ..............................         107,417           151,765
   Dividends reinvested .....................................          19,169            10,455
   Cost of shares redeemed ..................................         (76,374)          (24,427)
                                                                -------------   ---------------
Class A Shares Capital Transactions .........................          50,212           137,793
                                                                -------------   ---------------
CLASS C SHARES (a):
   Proceeds from shares issued ..............................          32,000                --
   Dividends reinvested .....................................             178                --
   Cost of shares redeemed ..................................         (13,333)               --
                                                                -------------   ---------------
Class C Shares Capital Transactions .........................          18,845                --
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ..............   $     150,546   $       (48,041)
                                                                =============   ===============
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Issued ...................................................         149,674           138,012
   Reinvested ...............................................          42,400            29,773
   Redeemed .................................................        (182,527)         (186,287)
                                                                -------------   ---------------
Change in Institutional Class Shares ........................           9,547           (18,502)
                                                                -------------   ---------------
CLASS A SHARES:
   Issued ...................................................          10,578            14,452
   Reinvested ...............................................           1,903             1,010
   Redeemed .................................................          (7,544)           (2,306)
                                                                -------------   ---------------
   Change in Class A Shares .................................           4,937            13,156
                                                                -------------   ---------------
CLASS C SHARES (a):
   Issued ...................................................           3,127                --
   Reinvested ...............................................              18                --
   Redeemed .................................................          (1,310)               --
                                                                -------------   ---------------
Change in Class C Shares ....................................           1,835                --
                                                                -------------   ---------------

----------
(a)  Class C Shares commenced operations on March 15, 2006.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2010 FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL CLASS SHARES

Selected data for a share outstanding throughout the periods indicated.

                                                     YEARS ENDED OCTOBER 31,                PERIOD ENDED    YEAR ENDED
                                            ------------------------------------------       OCTOBER 31,   FEBRUARY 28,
                                            2006(i)      2005        2004        2003          2002(a)         2002
                                            -------     ------      ------      ------      ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ....   $10.33      $10.51      $10.16      $ 9.47       $ 9.84         $ 9.96
                                            ------      ------      ------      ------       ------         ------
INVESTMENT ACTIVITIES
   Net investment income ................     0.34        0.27        0.25        0.26         0.14           0.26
   Net realized and unrealized gains
      (losses) on investments ...........     0.50        0.08        0.35        0.70        (0.40)         (0.08)
                                            ------      ------      ------      ------       ------         ------
      Total from Investment Activities ..     0.84        0.35        0.60        0.96        (0.26)          0.18
                                            ------      ------      ------      ------       ------         ------
DISTRIBUTIONS
   Net investment income ................    (0.36)      (0.27)      (0.25)      (0.27)       (0.10)         (0.28)
   Net realized gains on investment
      transactions ......................    (0.42)      (0.26)         --          --        (0.01)         (0.02)
                                            ------      ------      ------      ------       ------         ------
      Total Distributions ...............    (0.78)      (0.53)      (0.25)      (0.27)       (0.11)         (0.30)
                                            ------      ------      ------      ------       ------         ------
NET ASSET VALUE, END OF PERIOD ..........   $10.39      $10.33      $10.51      $10.16       $ 9.47         $ 9.84
                                            ======      ======      ======      ======       ======         ======
TOTAL RETURN (b) ........................     8.55%       3.37%       5.95%      10.32%       (2.63%)         1.79%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) ..   $5,910      $5,779      $6,075      $6,018       $5,366         $5,595
   Ratio of expenses to average net
      assets (c) ........................     0.97%(d)    1.00%(d)    1.00%(d)    1.00%(d)     1.24%(e)       1.36%(e)
   Ratio of net investment
      income to average net
      assets (c) ........................     3.33%       2.57%       2.38%       2.58%        2.18%(e)       2.61%(e)
   Ratio of expenses to average net
      assets (c)(f) .....................     2.32%(d)    2.47%(d)    2.00%(d)    2.05%(d)     1.84%(e)       1.67%(e)
   Portfolio turnover (b)(g) ............      191%         33%         35%         53%          49%(h)        116%(h)

----------
(a)  The Fund changed its fiscal year end from February 28 to October 31.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d) Does not include expenses of the investment companies in which the Fund invests.

(e) These ratios include income and expenses charged from the corresponding Master Portfolio.

(f) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(g) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)  Portfolio turnover rate represents that of the corresponding Master
     Portfolio.

(i)  Prior to March 2, 2006, Institutional Class Shares were named Service
     Shares.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2010 FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES

Selected data for a share outstanding throughout the period indicated.

                                                                 YEARS ENDED OCTOBER 31,
                                                          -------------------------------------
                                                          2006 (e)    2005     2004    2003 (a)
                                                          --------   ------   ------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ..................    $10.28    $10.46   $10.12    $ 9.47
                                                           ------    ------   ------    ------
INVESTMENT ACTIVITIES
   Net investment income ..............................      0.28      0.21     0.18      0.25
   Net realized and unrealized gains on investments ...      0.50      0.08     0.37      0.64
                                                           ------    ------   ------    ------
      Total from Investment Activities ................      0.78      0.29     0.55      0.89
                                                           ------    ------   ------    ------
DISTRIBUTIONS
   Net investment income ..............................     (0.30)    (0.21)   (0.21)    (0.24)
   Net realized gains on investment transactions ......     (0.42)    (0.26)      --        --
                                                           ------    ------   ------    ------
      Total Distributions .............................     (0.72)    (0.47)   (0.21)    (0.24)
                                                           ------    ------   ------    ------
NET ASSET VALUE, END OF PERIOD ........................    $10.34    $10.28   $10.46    $10.12
                                                           ======    ======   ======    ======
TOTAL RETURN (EXCLUDES SALES CHARGE) ..................      8.00%     2.80%    5.43%     9.58%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) ................    $  314    $  261   $  128    $   20
   Ratio of expenses to average net assets (b) ........      1.48%     1.55%    1.55%     1.55%
   Ratio of net investment income to average net
      assets ..........................................      2.82%     2.01%    1.74%     1.47%
   Ratio of expenses to average net assets (b) (c) ....      2.81%     2.97%    2.51%     2.54%
   Portfolio turnover (d) .............................       191%       33%      35%       53%

----------
(a)  Class A Shares commenced operations on November 1, 2002.

(b) Does not include expenses of the investment companies in which the Fund invests.

(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)  Prior to March 2, 2006, Class A Shares were named Premium Shares.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2010 FUND

FINANCIAL HIGHLIGHTS, CLASS C SHARES

Selected data for a share outstanding throughout the period indicated.

                                                                                   PERIOD ENDED
                                                                                    OCTOBER 31,
                                                                                     2006 (a)
                                                                                   ------------
NET ASSET VALUE, BEGINNING OF PERIOD............................................      $10.18
                                                                                      ------
INVESTMENT ACTIVITIES
   Net investment income........................................................        0.18
   Net realized and unrealized gains (losses) on investments....................        0.18
                                                                                      ------
      Total from Investment Activities..........................................        0.36
                                                                                      ------
DISTRIBUTIONS
   Net investment income........................................................       (0.22)
                                                                                      ------
      Total Distributions.......................................................       (0.22)
                                                                                      ------
NET ASSET VALUE, END OF PERIOD..................................................      $10.32
                                                                                      ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE) (b)...................................        3.62%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's)..........................................      $   19
   Ratio of expenses to average net assets (c)..................................        1.95%
   Ratio of net investment income to average net assets (c).....................        2.52%
   Ratio of expenses to average net assets (c) (d)..............................        3.34%
   Portfolio turnover (e).......................................................         191%

----------
(a)  Class C Shares commenced operations on March 15, 2006.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS       SCHEDULE OF PORTFOLIO INVESTMENTS
NESTEGG DOW JONES U.S. 2015 FUND                                OCTOBER 31, 2006

                                                   PERCENTAGE
                                                       OF         SHARES OR
SECURITY DESCRIPTION                               NET ASSETS   PRINCIPAL ($)       VALUE ($)
--------------------                               ----------   -------------   ---------------
COMMON STOCKS (41.7%)
Exxon Mobil Corp. (Oil & Gas) ..................        0.47%           1,001            71,491
General Electric Co. (a) (Industrials) .........        0.41%           1,750            61,443
Microsoft Corp. (Technology) ...................        0.41%           2,138            61,382
Procter & Gamble Co. (a) (Consumer Goods) ......        0.32%             764            48,430
Johnson & Johnson (a) (Health Care) ............        0.32%             714            48,124
Citigroup, Inc. (a) (Financials) ...............        0.28%             837            41,984
Bank of America Corp. (a) (Financials) .........        0.27%             768            41,372
Cisco Systems, Inc. (Technology) ...............        0.24%           1,480            35,712
Pfizer, Inc. (a) (Health Care) .................        0.22%           1,233            32,859
Wal-Mart Stores, Inc. (a)
   (Consumer Services) .........................        0.20%             621            30,603
Intel Corp. (a) (Technology) ...................        0.20%           1,399            29,855
Other Common Stocks ............................       38.37%         197,102         5,791,520
                                                                                ---------------
TOTAL COMMON STOCKS (COST $6,001,234) ..........                                      6,294,775
                                                                                ---------------
CORPORATE BONDS (18.1%)
Verizon Global Funding Corp.,
   7.25%, 12/1/10 (Financials) .................        1.07%         151,000           162,074
Bank One Corp., 2.63%, 6/30/08 (Financials) ....        0.97%         153,000           146,756
Household Finance Corp., 4.63%, 1/15/08
   (Financials) ................................        0.91%         138,000           137,071
Eastman Chemical Co., 7.60%, 2/1/27
   (Basic Materials) ...........................        0.87%         120,000           131,996
Credit Suisse First Boston USA, Inc.,
   6.13%, 11/15/11 (Financials) ................        0.87%         126,000           130,979
Conoco, Inc., 6.95%, 4/15/29 (Oil & Gas) .......        0.86%         113,000           130,444
Goldman Sachs Group, Inc., 5.13%, 1/15/15
   (Financials) ................................        0.86%         132,000           129,044
General Electric Co., 5.00%, 2/1/13
   (Industrials) ...............................        0.83%         127,000           125,881
Merrill Lynch & Co., Inc., 4.25%, 2/8/10
   (Financials) ................................        0.79%         123,000           119,656
American General Finance, 5.38%, 10/1/12
   (Financials) ................................        0.71%         107,000           106,914
Morgan Stanley Dean Witter,
   6.75%, 4/15/11 (Financials) .................        0.53%          76,000            80,413
SBC Communications Corp., 6.15%, 9/15/34
   (Technology) ................................        0.50%          76,000            75,993
Comcast Corp., 6.50%, 11/15/35
   (Consumer Services) .........................        0.49%          72,000            73,518
Wells Fargo & Co., 4.63%, 8/9/10
   (Financials) ................................        0.46%          70,000            68,958
Sprint Capital Corp., 8.38%, 3/15/12
   (Financials) ................................        0.45%          61,000            68,603
Time Warner Cos., Inc., 7.57%, 2/1/24
   (Consumer Services) .........................        0.44%          61,000            67,030
First Union National, 7.80%, 8/18/10
   (Financials) ................................        0.44%          61,000            66,185
National Rural Utilities, 7.25%, 3/1/12
   (Utilities) .................................        0.41%          56,000            61,228
Wal-Mart Stores, Inc., 4.55%, 5/1/13
   (Consumer Services) .........................        0.39%          61,000            59,050
Consolidated Edison Co. of New York,
   6.20%, 6/15/36 (Utilities) ..................        0.35%          50,000            52,884
E.I. DuPont de Nemours & Co.,
   4.875%, 4/30/14 (Basic Materials) ...........        0.34%          53,000            51,574
Kimberly-Clark Corp., 5.00%, 8/15/13
   (Consumer Goods) ............................        0.32%          48,000            47,633
Prudential Financial, Inc., 5.10%, 9/20/14
   (Financials) ................................        0.30%          46,000            45,051
Lehman Brothers Holdings, Inc.,
   6.63%, 1/18/12 (Financials) .................        0.27%          38,000            40,376
U.S. Bank NA, 6.38%, 8/1/11 (Financials) .......        0.26%          38,000            39,913
Union Pacific Corp., 4.88%, 1/15/15
   (Industrials) ...............................        0.26%          41,000            39,557
Wyeth, 5.50%, 2/1/14 (Health Care) .............        0.25%          38,000            38,227

                                                   PERCENTAGE
                                                       OF         SHARES OR
SECURITY DESCRIPTION                               NET ASSETS   PRINCIPAL ($)       VALUE ($)
--------------------                               ----------   -------------   ---------------
CORPORATE BONDS, CONTINUED
IBM Corp., 8.38%, 11/1/19 (Technology) .........        0.25%          30,000            37,805
Dominion Resources, Inc. (Virginia),
   4.13%, 2/15/08 (Utilities) ..................        0.25%          38,000            37,429
Procter & Gamble Co., 4.95%, 8/15/14
   (Consumer Services) .........................        0.25%          38,000            37,348
Boeing Co., 6.13%, 2/15/33 (Industrials) .......        0.22%          30,000            32,764
John Deere Capital Corp., 7.00%, 3/15/12
   (Financials) ................................        0.21%          30,000            32,413
Kraft Foods, Inc., 6.25%, 6/1/12
   (Consumer Goods) ............................        0.21%          31,000            32,301
Allstate Corp., 7.20%, 12/1/09 (Financials) ....        0.21%          30,000            31,770
Duke Energy Corp., 6.25%, 1/15/12
   (Utilities) .................................        0.21%          30,000            31,322
Target Corp., 5.88%, 3/1/12
   (Consumer Services) .........................        0.21%          30,000            30,972
Other Corporate Bonds ..........................        0.87%         131,000           130,774
                                                                                ---------------
TOTAL CORPORATE BONDS (COST $2,700,367) ........                                      2,731,906
                                                                                ---------------
U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES
   (17.8%)
5.00%, 8/1/33, Pool #713679 (Fannie Mae) .......        1.88%         294,493           284,315
6.00%, 2/15/32, Pool #569704 (Ginnie Mae) ......        1.32%         196,779           199,808
5.50%, 1/1/35, Pool #808374 (Fannie Mae) .......        1.31%         199,703           197,382
5.50%, 10/1/35, Pool #A39170 (Freddie Mac) .....        1.08%         164,488           162,778
5.50%, 1/1/34, Pool #756233 (Fannie Mae) .......        0.87%         132,680           131,138
5.00%, 12/1/34, Pool #A29017 (Freddie Mac) .....        0.67%         105,113           101,750
5.00%, 8/1/35, Pool #848355 (Fannie Mae) .......        0.62%          97,695            94,318
4.50%, 1/1/19, Pool #B11878 (Freddie Mac) ......        0.49%          76,109            73,697
5.50%, 7/1/25, Pool #255809 (Fannie Mae) .......        0.48%          72,776            72,481
5.50%, 6/1/33, Pool #702459 (Fannie Mae) .......        0.46%          69,922            69,109
6.00%, 10/1/32, Pool #667994 (Fannie Mae) ......        0.46%          68,195            68,812
5.50%, 8/1/33, Pool #A11851 (Freddie Mac) ......        0.44%          66,570            66,021
7.00%, 4/1/34, Pool #780703 (Fannie Mae) .......        0.40%          58,100            59,860
6.50%, 9/1/34, Pool #783390 (Fannie Mae) .......        0.38%          55,696            56,772
6.50%, 11/1/35, Pool #A47728 (Freddie Mac) .....        0.38%          57,303            56,707
5.50%, 10/1/34, Pool #A27526 (Freddie Mac) .....        0.35%          53,995            53,520
6.50%, 4/1/36, Pool #851187 (Fannie Mae) .......        0.34%          49,738            50,699
5.50%, 2/1/18, Pool #703712 (Fannie Mae) .......        0.33%          49,554            49,609
6.00%, 7/1/34, Pool #A24370 (Freddie Mac) ......        0.32%          48,512            48,906
5.00%, 5/1/34, Pool #768230 (Fannie Mae) .......        0.32%          49,502            47,791
4.50%, 11/1/18, Pool #E01489 (Freddie Mac) .....        0.31%          48,444            46,906
5.50%, 3/1/33, Pool #735405 (Fannie Mae) .......        0.31%          46,265            46,316
4.00%, 6/1/18, Pool #E01401 (Freddie Mac) ......        0.30%          48,091            45,642
5.00%, 4/1/34, Pool #A20534 (Freddie Mac) ......        0.27%          41,644            40,311
5.00%, 8/1/33, Pool #A12886 (Freddie Mac) ......        0.26%          40,602            39,331
6.00%, 6/1/17, Pool #555004 (Fannie Mae) .......        0.25%          37,712            38,326
4.50%, 12/1/18, Pool #G11657 (Freddie Mac) .....        0.25%          39,208            37,966
5.00%, 10/1/33, Pool #A14805 (Freddie Mac) .....        0.20%          30,602            29,648
4.50%, 7/1/19, Pool #B15661 (Freddie Mac) ......        0.19%          30,111            29,118
4.50%, 9/1/20, Pool #839289 (Fannie Mae) .......        0.19%          29,903            28,933
Other U.S. Government Agency
   Pass-Through Securities .....................        2.41%         364,725           363,166
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY PASS-
   THROUGH SECURITIES (COST $2,667,456) ........                                      2,691,136
                                                                                ---------------

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS       SCHEDULE OF PORTFOLIO INVESTMENTS
NESTEGG DOW JONES U.S. 2015 FUND                                OCTOBER 31, 2006

                                                   PERCENTAGE
                                                       OF         SHARES OR
SECURITY DESCRIPTION                               NET ASSETS   PRINCIPAL ($)       VALUE ($)
--------------------                               ----------   -------------   ---------------
U.S. GOVERNMENT AGENCY SECURITIES (5.0%)
4.63%, 2/21/08, MTN (Freddie Mac) ..............         0.93%         141,000          140,289
4.63%, 2/8/08, Series 627
   (Federal Home Loan Bank) ....................         0.59%          90,000           89,546
4.75%, 1/19/16, MTN (Freddie Mac) ..............         0.57%          88,000           86,626
6.63%, 9/15/09, MTN (Fannie Mae) ...............         0.52%          75,000           78,488
4.63%, 11/21/08, Series 598
   (Federal Home Loan Bank) ....................         0.49%          75,000           74,622
4.50%, 10/15/08, MTN (Fannie Mae) ..............         0.49%          75,000           74,469
6.25%, 7/15/32, MTN (Freddie Mac) ..............         0.38%          50,000           57,998
4.75%, 1/18/11, MTN (Freddie Mac) ..............         0.36%          55,000           54,743
4.63%, 12/19/08, MTN (Freddie Mac) .............         0.36%          55,000           54,709
4.63%, 1/15/08, MTN (Fannie Mae) ...............         0.26%          40,000           39,792
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
   (COST $749,395) .............................                                        751,282
                                                                                ---------------
U.S. TREASURY OBLIGATIONS (14.0%)
5.63%, 5/15/08 (U.S. Treasury Notes) ...........         2.19%         326,000          330,176
4.00%, 4/15/10 (U.S. Treasury Notes) ...........         1.92%         296,000          290,508
3.13%, 5/15/07 (U.S. Treasury Notes) ...........         1.91%         291,000          288,022
5.25%, 11/15/28 (U.S. Treasury Bonds) ..........         1.47%         209,000          222,046
4.00%, 6/15/09 (U.S. Treasury Notes) ...........         1.34%         205,000          201,869
4.25%, 8/15/15 (U.S. Treasury Notes) ...........         1.05%         163,000          158,900
4.88%, 2/15/12 (U.S. Treasury Notes) ...........         0.94%         140,000          142,095
4.00%, 2/15/15 (U.S. Treasury Notes) ...........         0.79%         125,000          119,878
6.00%, 2/15/26 (U.S. Treasury Bonds) ...........         0.53%          70,000           80,336
5.38%, 2/15/31 (U.S. Treasury Bonds) ...........         0.50%          70,000           75,999
5.07%, 1/11/07 (U.S. Treasury Bills) ...........         0.47%          72,000           71,300
5.07%, 11/16/06 (U.S. Treasury Bills) ..........         0.43%          65,000           64,867
5.00%, 2/15/11 (U.S. Treasury Notes) ...........         0.42%          62,000           63,121
                                                                                ---------------
TOTAL U.S. TREASURY OBLIGATIONS
   (COST $2,098,530) ...........................                                      2,109,117
                                                                                ===============

                                                   PERCENTAGE
                                                       OF
SECURITY DESCRIPTION                               NET ASSETS       SHARES          VALUE ($)
--------------------                               ----------   -------------   ---------------
INVESTMENT COMPANIES (3.3%)
American Beacon Money Market
   Select Fund .................................         3.26%        492,148           492,148
                                                                                ---------------
TOTAL INVESTMENT COMPANIES (COST $492,148) .....                                        492,148
                                                                                ---------------
TOTAL INVESTMENTS (COST $14,709,129)
   (b) - 99.9% .................................                                     15,070,364
Other assets in excess of liabilities - .1% ....                                         21,549
                                                                                ---------------
NET ASSETS - 100.0% ............................                                $    15,091,913
                                                                                ===============

(a)  Non-income producing security.

(b) See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2015 FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

ASSETS:
Investments, at value (cost $14,709,129) ....................                   $    15,070,364
Interest and dividends receivable ...........................                            94,809
Receivable due from Adviser .................................                             2,566
Securities sold receivable ..................................                             6,852
Prepaid expenses ............................................                            42,464
                                                                                ---------------
TOTAL ASSETS ................................................                        15,217,055
                                                                                ---------------
LIABILITIES:
Securities purchased payable ................................   $       1,032
Payable for capital shares redeemed .........................          99,009
Accrued expenses and other payables:
   Administration ...........................................           2,051
   Accounting ...............................................           3,510
   Distribution and Service .................................              55
   Transfer Agent ...........................................           6,090
   Custodian ................................................             273
   Other ....................................................          13,122
                                                                -------------
TOTAL LIABILITIES ...........................................                           125,142
                                                                                ---------------
NET ASSETS ..................................................                   $    15,091,913
                                                                                ===============
COMPOSITION OF NET ASSETS:
Capital .....................................................                   $    13,465,522
Undistributed net investment income .........................                           344,221
Accumulated net realized gains from
   investment transactions ..................................                           920,935
Unrealized appreciation from
   investments ..............................................                           361,235
                                                                                ---------------
NET ASSETS ..................................................                   $    15,091,913
                                                                                ===============
INSTITUTIONAL CLASS SHARES
   Net Assets ...............................................                   $    14,957,316
   Shares Outstanding (unlimited number
      of shares authorized @ $0.001 par value) ..............                         1,354,519
   Net Asset Value, Offering Price and
      Redemption Price per share ............................                   $         11.04
                                                                                ===============
CLASS A SHARES
   Net Assets ...............................................                   $       127,699
   Shares Outstanding (unlimited number of
      shares authorized @ $0.001 par value) .................                            11,649
   Net Asset Value and Redemption Price
      per share .............................................                   $         10.96
                                                                                ===============
   Maximum sales charge .....................................                              4.75%
                                                                                ===============
Maximum Offering Price (Net Asset Value/
   (100% minus maximum sales charge)) .......................                   $         11.51
                                                                                ===============
CLASS C SHARES
   Net Assets ...............................................                   $         6,898
   Shares Outstanding (unlimited number
      of shares authorized @ $0.001 par value) ..............                               631
   Net Asset Value, Offering Price and
      Redemption Price per share* ...........................                   $         10.93
                                                                                ===============

----------
*    Redemption Price per share varies by length of time shares are held.

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
   Interest .................................................                   $       315,672
   Dividend .................................................                           287,314
                                                                                ---------------
TOTAL INVESTMENT INCOME .....................................                           602,986
                                                                                ---------------
EXPENSES:
   Investment advisory ......................................   $      97,858
   Administration ...........................................          25,974
   Distribution - Institutional Class Shares ................          13,881
   Distribution - Class A Shares ............................             582
   Distribution - Class C Shares (a) ........................              31
   Service - Institutional Class Shares .....................          13,881
   Service - Class A Shares .................................             342
   Service - Class C Shares (a) .............................              11
   Accounting fees ..........................................          27,480
   Custodian ................................................           3,084
   Compliance services ......................................           1,165
   Transfer Agent ...........................................          19,665
   Trustee ..................................................           2,673
   Other ....................................................          47,559
                                                                -------------
TOTAL EXPENSES BEFORE FEE REDUCTIONS ........................                           254,186
   Expenses reduced and reimbursed by
      the Adviser ...........................................                           (84,582)
   Expenses reduced by the Distributor ......................                           (13,977)
   Expenses reduced by the Administator .....................                            (5,680)
                                                                                ---------------
NET EXPENSES ................................................                           149,947
                                                                                ---------------
NET INVESTMENT INCOME .......................................                           453,039
                                                                                ---------------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions .............                           921,345
Change in unrealized appreciation/
   depreciation from investments ............................                            37,667
                                                                                ---------------
Net realized/unrealized gains from investments ..............                           959,012
                                                                                ---------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ..............                   $     1,412,051
                                                                                ===============

----------
(a)  Class C Shares commenced operations on March 15, 2006.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2015 FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED       YEAR ENDED
                                                                 OCTOBER 31,      OCTOBER 31,
                                                                     2006             2005
                                                                -------------   ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income ....................................   $     453,039   $       420,409
   Net realized gains from investment transactions ..........         921,345           919,897
   Change in unrealized appreciation/depreciation
      from investments ......................................          37,667          (576,635)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM OPERATIONS ........................       1,412,051           763,671
                                                                -------------   ---------------
DISTRIBUTIONS TO INSTITUTIONAL CLASS SHARES:
   From net investment income ...............................        (133,011)         (408,845)
   From net realized gains on investments ...................        (413,529)               --

DISTRIBUTIONS TO CLASS A SHARES:
   From net investment income ...............................            (922)           (2,334)
   From net realized gains on investments ...................          (3,469)               --
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS .........        (550,931)         (411,179)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ..............      (3,069,929)       (1,940,029)
                                                                -------------   ---------------
CHANGE IN NET ASSETS ........................................      (2,208,809)       (1,587,537)

NET ASSETS:
   Beginning of year ........................................      17,300,722        18,888,259
                                                                -------------   ---------------
   End of year ..............................................   $  15,091,913   $    17,300,722
                                                                =============   ===============
Undistributed net investment income .........................   $     344,221   $        28,751
                                                                =============   ===============
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Proceeds from shares issued ..............................   $   2,678,976   $     3,209,360
   Dividends reinvested .....................................         546,539           408,845
   Cost of shares redeemed ..................................      (6,282,064)       (5,574,647)
                                                                -------------   ---------------
Institutional Class Shares capital transactions .............      (3,056,549)       (1,956,442)
                                                                -------------   ---------------
CLASS A SHARES:
   Proceeds from shares issued ..............................          29,613            19,579
   Dividends reinvested .....................................           4,391             2,334
   Cost of shares redeemed ..................................         (54,051)           (5,500)
                                                                -------------   ---------------
Class A Shares capital transactions .........................         (20,047)           16,413
                                                                -------------   ---------------
CLASS C SHARES (a):
   Proceeds from shares issued ..............................          20,000                --
   Dividends reinvested .....................................              --                --
   Cost of shares redeemed ..................................         (13,333)               --
                                                                -------------   ---------------
Class C Shares capital transactions .........................           6,667                --
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ..............   $  (3,069,929)  $    (1,940,029)
                                                                =============   ===============
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Issued ...................................................         253,030           305,625
   Reinvested ...............................................          52,451            39,103
   Redeemed .................................................        (593,164)         (532,969)
                                                                -------------   ---------------
Change in Institutional Class Shares ........................        (287,683)         (188,241)
                                                                -------------   ---------------
CLASS A SHARES:
   Issued ...................................................           2,769             1,883
   Reinvested ...............................................             423               224
   Redeemed .................................................          (5,170)             (524)
                                                                -------------   ---------------
Change in Class A Shares ....................................          (1,978)            1,583
                                                                -------------   ---------------
CLASS C SHARES (a):
   Issued ...................................................           1,894                --
   Reinvested ...............................................              --                --
   Redeemed .................................................          (1,263)               --
                                                                -------------   ---------------
Change in Class C Shares ....................................             631                --
                                                                -------------   ---------------

----------
(a)  Class C Shares commenced operations on March 15, 2006.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2015 FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL CLASS SHARES

Selected data for a share outstanding throughout the period indicated.

                                                                                              PERIOD         YEAR
                                                     YEARS ENDED OCTOBER 31,                  ENDED          ENDED
                                           -------------------------------------------     OCTOBER 31,   FEBRUARY 28,
                                           2006 (i)      2005        2004        2003        2002 (a)        2002
                                           --------    -------     -------     -------     -----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ...   $ 10.45     $ 10.25     $  9.82     $  8.96     $  9.77        $ 10.14
                                           -------     -------     -------     -------     -------        -------
INVESTMENT ACTIVITIES
   Net investment income ...............      0.31        0.25        0.22        0.21        0.10           0.21
   Net realized and unrealized gains
      (losses) on investments ..........      0.61        0.19        0.43        0.88       (0.83)         (0.37)
                                           -------     -------     -------     -------     -------        -------
      Total from Investment
         Activities ....................      0.92        0.44        0.65        1.09       (0.73)         (0.16)
                                           -------     -------     -------     -------     -------        -------
DISTRIBUTIONS
   Net investment income ...............     (0.08)      (0.24)      (0.22)      (0.23)      (0.08)         (0.21)
   Net realized gains on investment
      transactions .....................     (0.25)         --          --          --          --             --
                                           -------     -------     -------     -------     -------        -------
      Total Distributions ..............     (0.33)      (0.24)      (0.22)      (0.23)      (0.08)         (0.21)
                                           -------     -------     -------     -------     -------        -------
NET ASSET VALUE, END OF PERIOD .........   $ 11.04     $ 10.45     $ 10.25     $  9.82     $  8.96        $  9.77
                                           =======     =======     =======     =======     =======        =======
TOTAL RETURN(b) ........................      9.01%       4.31%       6.66%      12.43%      (7.52%)        (1.60%)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period(000's) ..   $14,957     $17,159     $18,765     $17,899     $14,531        $16,503
   Ratio of expenses to average net
      assets(c) ........................      0.97%(d)    1.00%(d)    0.94%(d)    1.00%(d)    1.27%(e)       1.33%(e)
   Ratio of net investment income to
      average net assets(c) ............      2.94%       2.35%       2.12%       2.23%       1.60%(e)       2.14%(e)
   Ratio of expenses to average net
      assets(c)(f) .....................      1.64%(d)    1.86%(d)    1.71%(d)    1.82%(d)    1.60%(e)       1.58%(e)
   Portfolio turnover(b)(g) ............       140%         30%         34%         48%         61%(h)         86%(h)

----------
(a)  The Fund changed its fiscal year end from February 28 to October 31.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d) Does not include expenses of the investment companies in which the Fund invests.

(e) These ratios include income and expenses charged from the corresponding Master Portfolio.

(f) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(g) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)  Portfolio turnover rate represents that of the corresponding Master
     Portfolio.

(i)  Prior to March 2, 2006, Institutional Class Shares were named Service
     Shares.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2015 FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES

Selected data for a share outstanding throughout the period indicated.

                                                                 YEARS ENDED OCTOBER 31,
                                                          -------------------------------------
                                                          2006 (e)    2005     2004    2003 (a)
                                                          --------   ------   ------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ..................    $10.41    $10.22   $ 9.79    $ 8.96
                                                           ------    ------   ------    ------
INVESTMENT ACTIVITIES
   Net investment income ..............................      0.28      0.19     0.15      0.25
   Net realized and unrealized gains on investments ...      0.59      0.18     0.45      0.79
                                                           ------    ------   ------    ------
      Total from Investment Activities ................      0.87      0.37     0.60      1.04
                                                           ------    ------   ------    ------
DISTRIBUTIONS
   Net investment income ..............................     (0.07)    (0.18)   (0.17)    (0.21)
   Net realized gains on investment transactions ......     (0.25)       --       --        --
                                                           ------    ------   ------    ------
      Total Distributions .............................     (0.32)    (0.18)   (0.17)    (0.21)
                                                           ------    ------   ------    ------
NET ASSET VALUE, END OF PERIOD ........................    $10.96    $10.41   $10.22    $ 9.79
                                                           ======    ======   ======    ======
TOTAL RETURN (EXCLUDES SALES CHARGE) ..................      8.51%     3.64%    6.16%    11.84%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) ................    $  128    $  142   $  123    $   78
   Ratio of expenses to average net assets (b) ........      1.48%     1.55%    1.49%     1.55%
   Ratio of net investment income to average net
      assets ..........................................      2.44%     1.79%    1.56%     1.27%
   Ratio of expenses to average net assets (b) (c) ....      2.13%     2.37%    2.22%     2.24%
   Portfolio turnover (d) .............................       140%       30%      34%       48%

----------
(a)  Class A Shares commenced operations on November 1, 2002.

(b) Does not include expenses of the investment companies in which the Fund invests.

(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)  Prior to March 2, 2006, Class A Shares were named Premium Shares.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2015 FUND

FINANCIAL HIGHLIGHTS, CLASS C SHARES

Selected data for a share outstanding throughout the period indicated.

                                                                                   PERIOD ENDED
                                                                                    OCTOBER 31,
                                                                                      2006(a)
                                                                                   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................................      $10.56
                                                                                      ------
INVESTMENT ACTIVITIES
   Net investment income .......................................................        0.13
   Net realized and unrealized gains (losses) on investments ...................        0.24
                                                                                      ------
      Total from Investment Activities .........................................        0.37
                                                                                      ------
NET ASSET VALUE, END OF PERIOD .................................................      $10.93
                                                                                      ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE) (b) ..................................        3.50%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) .........................................      $    7
   Ratio of expenses to average net assets (c) .................................        1.95%
   Ratio of net investment income to average net assets (c) ....................        1.97%
   Ratio of expenses to average net assets (c) (d) .............................        2.50%
   Portfolio turnover (b) (e) ..................................................         140%

----------
(a)  Class C Shares commenced operations on March 15, 2006.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS       SCHEDULE OF PORTFOLIO INVESTMENTS
NESTEGG DOW JONES U.S. 2020 FUND                                OCTOBER 31, 2006

                                                   PERCENTAGE
                                                       OF         SHARES OR
SECURITY DESCRIPTION                               NET ASSETS   PRINCIPAL ($)       VALUE ($)
--------------------                               ----------   -------------   ---------------
COMMON STOCK (56.8%)
Exxon Mobil Corp. (Oil & Gas) ..................         0.65%          2,843           203,047
General Electric Co. (a) (Industrials) .........         0.56%          4,971           174,532
Microsoft Corp. (Technology) ...................         0.55%          6,047           173,609
Procter & Gamble Co. (a) (Consumer Goods) ......         0.44%          2,165           137,239
Johnson & Johnson (a) (Health Care) ............         0.43%          2,007           135,272
Citigroup, Inc. (a) (Financials) ...............         0.38%          2,376           119,180
Bank of America Corp. (a) (Financials) .........         0.37%          2,183           117,598
Cisco Systems, Inc. (Technology) ...............         0.32%          4,146           100,043
Pfizer, Inc. (a) (Health Care) .................         0.30%          3,503            93,355
Wal-Mart Stores, Inc. (a) (Consumer Services) ..         0.28%          1,761            86,782
Intel Corp. (a) (Technology) ...................         0.27%          3,908            83,397
Altria Group, Inc. (Consumer Goods) ............         0.26%            991            80,598
JPMorgan Chase & Co. (Financials) ..............         0.25%          1,663            78,893
American International Group, Inc. (a)
   (Financials) ................................         0.23%          1,092            73,350
Google, Inc. Class A (Technology) ..............         0.23%            149            70,982
Chevron Corp. (Oil & Gas) ......................         0.23%          1,054            70,829
PepsiCo, Inc. (a) (Consumer Goods) .............         0.22%          1,112            70,545
International Business Machines Corp. (a)
   (Technology) ................................         0.22%            735            67,863
AT&T, Inc. (Telecommunications) ................         0.20%          1,878            64,322
Other Common Stocks ............................        50.40%        549,121        15,837,657
                                                                                ---------------
TOTAL COMMON STOCKS (COST $17,060,793) .........                                     17,839,093
                                                                                ---------------
CORPORATE BONDS (13.2%)
Consolidated Edison Co. of New York,
   4.70%, 6/15/09 (Utilities) ..................         0.54%        171,000           169,080
General Electric Co., 5.00%, 2/1/13
   (Industrials) ...............................         0.52%        164,000           162,555
Prudential Financial, Inc., 5.10%, 9/20/14
   (Financials) ................................         0.51%        165,000           161,594
American General Finance, 5.38%,
   10/1/12 (Financials) ........................         0.48%        151,000           150,879
Merrill Lynch & Co., Inc., 6.05%, 5/16/16
   (Financials) ................................         0.40%        120,000           124,615
JPMC Capital XVIII, 6.95%, 8/17/36
   (Financials) ................................         0.40%        115,000           124,489
ChevronTexaco Capital Co.,
   3.50%, 9/17/07 (Oil & Gas) ..................         0.37%        119,000           117,262
Morgan Stanley Dean Witter,
   6.75%, 4/15/11 (Financials) .................         0.37%        109,000           115,329
Bank One Corp., 2.63%, 6/30/08 (Financials) ....         0.36%        117,000           112,225
SBC Communications Corp.,
   6.15%, 9/15/34 (Technology) .................         0.35%        109,000           108,990
Goldman Sachs Group, Inc.,
   5.13%, 1/15/15 (Financials) .................         0.35%        111,000           108,514
Coca-Cola Enterprises, 8.50%, 2/1/22
   (Consumer Goods) ............................         0.33%         82,000           105,137
Countrywide Financial Corp.,
   6.25%, 5/15/16 (Financials) .................         0.33%        101,000           102,878
Sprint Capital Corp., 8.38%, 3/15/12
   (Financials) ................................         0.31%         86,000            96,719
Time Warner Cos., Inc., 7.57%, 2/1/24
   (Consumer Services) .........................         0.30%         87,000            95,600
Wells Fargo & Co., 4.63%, 8/9/10
   (Financials) ................................         0.30%         97,000            95,556
First Union National, 7.80%, 8/18/10
   (Financials) ................................         0.30%         87,000            94,394
Kinder Morgan Energy Partners,
   7.75%, 3/15/32 (Oil & Gas) ..................         0.30%         82,000            93,972
Household Finance Corp., 4.63%, 1/15/08
   (Financials) ................................         0.30%         94,000            93,367

                                                   PERCENTAGE
                                                       OF         SHARES OR
SECURITY DESCRIPTION                               NET ASSETS   PRINCIPAL ($)       VALUE ($)
--------------------                               ----------   -------------   ---------------
CORPORATE BONDS, CONTINUED
Burlington North Santa Fe, 7.00%, 12/15/25
   (Basic Materials) ...........................         0.30%         82,000            93,271
E.I. DuPont de Nemours & Co.,
   4.875%, 4/30/14 (Basic Materials) ...........         0.29%         95,000            92,445
John Hancock Global Funding,
   7.90%, 7/2/10 (Financials) ..................         0.29%         83,000            90,488
Conagra Foods, 6.75%, 9/15/11
   (Consumer Services) .........................         0.28%         82,000            86,711
Tyco International Group SA,
   6.38%, 10/15/11 (Industrials) ...............         0.27%         82,000            86,082
Weyerhaeuser Co., 6.95%, 8/1/17
   (Basic Materials) ...........................         0.27%         82,000            85,714
Wal-Mart Stores, Inc., 4.55%, 5/1/13
   (Consumer Services) .........................         0.27%         87,000            84,219
May Department Stores Co., 5.75%, 7/15/14
   (Consumer Goods) ............................         0.26%         82,000            81,034
Anheuser-Busch Cos., Inc., 5.05%, 10/15/16
   (Consumer Goods) ............................         0.25%         82,000            79,504
Southern Power Co., 4.88%, 7/15/15
   (Utilities) .................................         0.25%         82,000            77,791
Exelon Corp., 4.90%, 6/15/15 (Utilities) .......         0.25%         82,000            77,534
Other Corporate Bonds ..........................         3.09%        929,000           970,611
                                                                                ---------------
TOTAL CORPORATE BONDS (COST $4,110,679) ........                                      4,138,559
                                                                                ---------------
U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES
   (13.0%)
5.50%, 7/1/25, Pool #255809 (Fannie Mae) .......         0.67%        211,397           210,539
6.00%, 10/1/32, Pool #667994 (Fannie Mae) ......         0.64%        198,090           199,882
5.50%, 8/1/33, Pool #A11851 (Freddie Mac) ......         0.58%        183,643           182,129
7.00%, 4/1/34, Pool #780703 (Fannie Mae) .......         0.55%        168,767           173,879
5.50%, 6/1/33, Pool #702459 (Fannie Mae) .......         0.54%        171,188           169,198
6.50%, 11/1/35, Pool #A47728 (Freddie Mac) .....         0.54%        170,475           168,702
5.50%, 10/1/34, Pool #A27526 (Freddie Mac) .....         0.47%        148,952           147,641
5.50%, 2/1/18, Pool #703712 (Fannie Mae) .......         0.44%        137,402           137,553
4.50%, 11/1/18, Pool #E01489 (Freddie Mac) .....         0.43%        140,719           136,253
6.00%, 7/1/34, Pool #A24370 (Freddie Mac) ......         0.43%        134,510           135,604
4.00%, 6/1/18, Pool #E01401 (Freddie Mac) ......         0.42%        139,692           132,581
5.00%, 5/1/34, Pool #768230 (Fannie Mae) .......         0.42%        136,557           131,838
5.50%, 1/1/34, Pool #756233 (Fannie Mae) .......         0.38%        120,209           118,812
5.00%, 8/1/33, Pool #A12886 (Freddie Mac) ......         0.36%        117,939           114,245
5.00%, 4/1/34, Pool #A20534 (Freddie Mac) ......         0.35%        114,880           111,205
4.50%, 12/1/18, Pool #G11657 (Freddie Mac) .....         0.35%        113,891           110,282
5.00%, 12/1/34, Pool #A29017 (Freddie Mac) .....         0.34%        111,982           108,400
6.00%, 6/1/17, Pool #555004 (Fannie Mae) .......         0.31%         95,995            97,557
5.00%, 6/1/20, Pool #839333 (Fannie Mae) .......         0.30%         97,048            95,578
6.50%, 9/1/34, Pool #783390 (Fannie Mae) .......         0.29%         90,764            92,518
4.50%, 9/1/20, Pool #839289 (Fannie Mae) .......         0.27%         86,861            84,045
4.50%, 1/1/19, Pool #735057 (Fannie Mae) .......         0.26%         84,543            81,967
6.00%, 9/1/33, Pool #736937 (Fannie Mae) .......         0.25%         78,228            78,712
6.00%, 4/1/35, Pool #735503 (Fannie Mae) .......         0.25%         78,009            78,668
6.00%, 9/20/34, Pool #3611 (Ginnie Mae) ........         0.25%         76,404            77,290
6.00%, 8/1/34, Pool #725690 (Fannie Mae) .......         0.23%         73,316            73,770
5.50%, 3/1/33, Pool #735405 (Fannie Mae) .......         0.22%         69,743            69,820
6.00%, 1/1/18, Pool #677483 (Fannie Mae) .......         0.22%         68,667            69,741
5.50%, 4/15/33, Pool #603566 (Ginnie Mae) ......         0.21%         66,868            66,670
5.00%, 5/1/18, Pool #703444 (Fannie Mae) .......         0.20%         65,147            64,160
Other U.S. Government Agency Pass-Through
   Securities ..................................         1.76%        553,506           551,921
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH
   SECURITIES (COST $4,049,300) ................                                      4,071,160
                                                                                ---------------

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS       SCHEDULE OF PORTFOLIO INVESTMENTS
NESTEGG DOW JONES U.S. 2020 FUND                                OCTOBER 31, 2006

                                                   PERCENTAGE
                                                       OF         SHARES OR
SECURITY DESCRIPTION                               NET ASSETS   PRINCIPAL ($)       VALUE ($)
--------------------                               ----------   -------------   ---------------
U.S. GOVERNMENT AGENCY SECURITIES (4.7%)
4.63%, 2/8/08, Series 627
   (Federal Home Loan Bank) ....................         0.60%        190,000           189,042
4.75%, 1/19/16, MTN (Freddie Mac) ..............         0.60%        190,000           187,033
6.63%, 9/15/09, MTN (Fannie Mae) ...............         0.55%        165,000           172,674
4.63%, 11/21/08, Series 598
   (Federal Home Loan Bank) ....................         0.54%        170,000           169,144
4.50%, 10/15/08, MTN (Fannie Mae) ..............         0.54%        170,000           168,797
4.63%, 1/15/08, MTN (Fannie Mae) ...............         0.44%        140,000           139,272
6.25%, 7/15/32, MTN (Freddie Mac) ..............         0.39%        105,000           121,796
4.75%, 1/18/11, MTN (Freddie Mac) ..............         0.38%        120,000           119,439
4.63%, 12/19/08, MTN (Freddie Mac) .............         0.38%        120,000           119,365
4.63%, 2/21/08, MTN (Freddie Mac) ..............         0.33%        103,000           102,480
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
   (COST $1,485,334) ...........................                                      1,489,042
                                                                                ---------------
U.S. TREASURY OBLIGATIONS (9.5%)
5.63%, 5/15/08 (U.S. Treasury Notes) ...........         1.24%        385,000           389,933
4.00%, 6/15/09 (U.S. Treasury Notes) ...........         1.18%        376,000           370,257
5.25%, 11/15/28 (U.S. Treasury Bonds) ..........         1.11%        328,000           348,474
5.07%, 1/11/07 (U.S. Treasury Bills) ...........         1.08%        343,000           339,665
5.00%, 2/15/11 (U.S. Treasury Notes) ...........         0.97%        300,000           305,426
3.13%, 5/15/07 (U.S. Treasury Notes) ...........         0.97%        308,000           304,848
4.00%, 4/15/10 (U.S. Treasury Notes) ...........         0.85%        271,000           265,972
4.25%, 8/15/15 (U.S. Treasury Notes) ...........         0.78%        250,000           243,711
4.88%, 2/15/12 (U.S. Treasury Notes) ...........         0.71%        220,000           223,291
6.00%, 2/15/26 (U.S. Treasury Bonds) ...........         0.29%         80,000            91,812
5.38%, 2/15/31 (U.S. Treasury Bonds) ...........         0.21%         60,000            65,142
Other U.S. Treasury Obligations ................         0.13%         40,000            39,919
                                                                                ---------------
TOTAL U.S. TREASURY OBLIGATIONS
   (COST $2,971,804) ...........................                                      2,988,450
                                                                                ---------------

                                                   PERCENTAGE
                                                       OF
SECURITY DESCRIPTION                               NET ASSETS      SHARES          VALUE ($)
--------------------                               ----------   -------------   ---------------
INVESTMENT COMPANIES (2.5%)
American Beacon Money Market Select Fund .......         2.53%        795,873           795,873
                                                                                ---------------
TOTAL INVESTMENT COMPANIES (COST $795,873) .....                                        795,873
                                                                                ---------------
TOTAL INVESTMENTS (COST $30,473,782) (b) -
   99.7% .......................................                                     31,322,177
Other assets in excess of liabilities - 0.3% ...                                        100,861
                                                                                ---------------
NET ASSETS - 100.0% ............................                                $    31,423,038
                                                                                ===============

(a)  Non-income producing security.

(b) See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2020 FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

ASSETS:
Investments, at value (cost $30,473,782) ....................                   $    31,322,177
Interest and dividends receivable ...........................                           146,454
Securities sold receivable ..................................                            20,131
Prepaid expenses ............................................                            44,474
                                                                                ---------------
   TOTAL ASSETS .............................................                        31,533,236
                                                                                ---------------
LIABILITIES:
Securities purchased payable ................................   $       3,031
Payable for capital shares redeemed .........................          64,558
Accrued expenses and other payables:
   Investment Advisory ......................................           4,065
   Administration ...........................................           4,272
   Accounting ...............................................           3,531
   Distribution and Service .................................             119
   Transfer Agent ...........................................           8,060
   Custodian ................................................             562
   Other ....................................................          22,000
                                                                -------------
TOTAL LIABILITIES ...........................................                           110,198
                                                                                ---------------
NET ASSETS ..................................................                   $    31,423,038
                                                                                ===============
COMPOSITION OF NET ASSETS:
Capital .....................................................                   $    28,889,269
Undistributed net investment income .........................                           558,200
Accumulated net realized gaines from investment
   transactions .............................................                         1,127,172
Unrealized appreciation from investments ....................                           848,395
                                                                                ---------------
NET ASSETS ..................................................                   $    31,423,038
                                                                                ===============
INSTITUTIONAL CLASS SHARES
   Net Assets ...............................................                   $    31,146,814
   Shares Outstanding (unlimited number of shares authorized
      @ $0.001 par value) ...................................                         2,769,457
   Net Asset Value, Offering Price and Redemption Price per
      share .................................................                   $         11.25
                                                                                ===============
CLASS A SHARES
   Net Assets ...............................................                   $       269,342
   Shares Outstanding (unlimited number of shares authorized
      @ $0.001 par value) ...................................                            24,132
   Net Asset Value and Redemption Price per share ...........                   $         11.16
                                                                                ===============
   Maximum sales charge .....................................                              4.75%
                                                                                ===============
Maximum Offering Price (Net Asset Value/(100% minus maximum
   sales charge)) ...........................................                   $         11.72
                                                                                ===============
CLASS C SHARES
   Net Assets ...............................................                   $         6,882
   Shares Outstanding (unlimited number of shares authorized
      @ $0.001 par value) ...................................                               618
   Net Asset Value, Offering Price and
Redemption Price per share* .................................                   $         11.13
                                                                                ===============

----------
*    Redemption Price per share varies by length of time shares are held.

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
   Interest .................................................                   $       502,518
   Dividend .................................................                           540,563
                                                                                ---------------
TOTAL INVESTMENT INCOME .....................................                         1,043,081
                                                                                ---------------
EXPENSES:
   Investment advisory ......................................   $     193,415
   Administration ...........................................          51,139
   Distribution - Institutional Class Shares ................          25,360
   Distribution - Class A Shares ............................           1,126
   Distribution - Class C Shares (a) ........................              31
   Service - Institutional Class Shares .....................          25,360
   Service - Class A Shares .................................             685
   Service - Class C Shares (a) .............................              10
   Accounting ...............................................          27,491
   Custodian ................................................           6,125
   Compliance services ......................................           2,358
   Transfer Agent ...........................................          28,200
   Trustee ..................................................           5,297
   Other ....................................................          64,915
                                                                -------------
TOTAL EXPENSES BEFORE FEE REDUCTIONS ........................                           431,512
   Expenses reduced and reimbursed by the Adviser ...........                           (98,146)
   Expenses reduced by the Distributor ......................                           (25,538)
   Expenses reduced by the Administrator ....................                           (10,398)
                                                                                ---------------
NET EXPENSES ................................................                           297,430
                                                                                ---------------
NET INVESTMENT INCOME .......................................                           745,651
                                                                                ---------------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions .............                         2,747,254
Change in unrealized appreciation/depreciation from
   investments ..............................................                          (445,753)
                                                                                ---------------
Net realized/unrealized gains from investments ..............                         2,301,501
                                                                                ---------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ..............                   $     3,047,152
                                                                                ===============

(a)  Class C Shares commenced operations on March 15, 2006.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2020 FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED       YEAR ENDED
                                                                 OCTOBER 31,      OCTOBER 31,
                                                                     2006             2005
                                                                -------------   ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income ....................................   $     745,651   $       586,719
   Net realized gains from investment transactions ..........       2,747,254         1,711,757
   Change in unrealized appreciation/depreciation from
      investments ...........................................        (445,753)         (545,144)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM OPERATIONS ........................       3,047,152         1,753,332
                                                                -------------   ---------------
DISTRIBUTIONS TO INSTITUTIONAL CLASS SHARES:
   From net investment income ...............................        (208,751)         (566,216)
DISTRIBUTIONS TO CLASS A SHARES:
   From net investment income ...............................          (1,457)           (3,290)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS .........        (210,208)         (569,506)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ..............      (1,750,099)         (733,608)
                                                                -------------   ---------------
CHANGE IN NET ASSETS ........................................       1,086,845           450,218
NET ASSETS:
   Beginning of year ........................................      30,336,193        29,885,975
                                                                -------------   ---------------
   End of year ..............................................   $  31,423,038   $    30,336,193
                                                                =============   ===============
Undistributed net investment income .........................   $     558,200   $        28,759
                                                                =============   ===============
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Proceeds from shares issued ..............................   $   4,621,412   $     4,206,151
   Dividends reinvested .....................................         208,751           566,216
   Cost of shares redeemed ..................................      (6,575,695)       (5,572,828)
                                                                -------------   ---------------
Institutional Class Shares capital transactions .............      (1,745,532)         (800,461)
                                                                -------------   ---------------
CLASS A SHARES:
   Proceeds from shares issued ..............................          66,628           137,010
   Dividends reinvested .....................................           1,457             3,284
   Cost of shares redeemed ..................................         (79,319)          (73,441)
                                                                -------------   ---------------
Class A Shares capital transactions .........................         (11,234)           66,853
                                                                -------------   ---------------
CLASS C SHARES (a):
   Proceeds from shares issued ..............................          20,000                --
   Dividends reinvested .....................................              --                --
   Cost of shares redeemed ..................................         (13,333)               --
                                                                -------------   ---------------
Class C Shares capital transactions .........................           6,667                --
                                                                -------------   ---------------
Change in net assets from capital transactions ..............   $  (1,750,099)  $      (733,608)
                                                                =============   ===============
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Issued ...................................................         430,611           410,523
   Reinvested ...............................................          19,749            55,301
   Redeemed .................................................        (610,424)         (543,680)
                                                                -------------   ---------------
Change in Institutional Class Shares ........................        (160,064)          (77,856)
                                                                -------------   ---------------
CLASS A SHARES:
   Issued ...................................................           6,221            13,473
   Reinvested ...............................................             138               321
   Redeemed .................................................          (7,510)           (7,235)
                                                                -------------   ---------------
Change in Class A Shares ....................................          (1,151)            6,559
                                                                -------------   ---------------
CLASS C SHARES (a):
   Issued ...................................................           1,855                --
   Reinvested ...............................................              --                --
   Redeemed .................................................          (1,237)               --
                                                                -------------   ---------------
Change in Class C Shares ....................................             618                --
                                                                -------------   ---------------

----------
(a)  Class C Shares commenced operations on March 15, 2006.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2020 FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL CLASS SHARES

Selected data for a share outstanding throughout the period indicated.

                                                        YEARS ENDED OCTOBER 31,                 PERIOD ENDED    YEAR ENDED
                                            ----------------------------------------------       OCTOBER 31,   FEBRUARY 28,
                                            2006 (i)       2005         2004         2003         2002 (a)         2002
                                            --------     -------      -------      -------      ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ....   $ 10.27      $  9.88      $  9.32      $  8.25      $   9.36        $ 10.07
                                            -------      -------      -------      -------      --------        -------
INVESTMENT ACTIVITIES:
   Net investment income ................      0.26         0.20         0.16         0.16          0.07           0.13
   Net realized and unrealized gains
      (losses) on investments ...........      0.79         0.38         0.56         1.10         (1.12)         (0.71)
                                            -------      -------      -------      -------      --------        -------
      Total from Investment Activities ..      1.05         0.58         0.72         1.26         (1.05)         (0.58)
                                            -------      -------      -------      -------      --------        -------
DISTRIBUTIONS:
   Net investment income ................     (0.07)       (0.19)       (0.16)       (0.19)        (0.06)         (0.13)
                                            -------      -------      -------      -------      --------        -------
      Total Distributions ...............     (0.07)       (0.19)       (0.16)       (0.19)        (0.06)         (0.13)
                                            -------      -------      -------      -------      --------        -------
NET ASSET VALUE, END OF PERIOD ..........   $ 11.25      $ 10.27      $  9.88      $  9.32      $   8.25        $  9.36
                                            =======      =======      =======      =======      ========        =======
TOTAL RETURN (b) ........................     10.28%        5.91%        7.75%       15.71%      (11.29%)        (5.78%)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) ..   $31,147      $30,078      $29,702      $27,160      $ 21,987        $23,749
   Ratio of expenses to average net
      assets (c) ........................      0.97%(d)     0.97%(d)     0.90%(d)     1.00%(d)      1.25%(e)       1.23%(e)
   Ratio of net investment income to
      average net assets (c) ............      2.44%        1.93%        1.68%        1.74%         1.25%(e)       1.40%(e)
   Ratio of expenses to average net
      assets (c) (f) ....................      1.40%(d)     1.75%(d)     1.68%(d)     1.77%(d)      1.64%(e)       1.48%(e)
   Portfolio turnover (b) (g) ...........       161%          35%          44%          67%           51%(h)         86%(h)

----------
(a)  The Fund changed its fiscal year end from February 28 to October 31.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d) Does not include expenses of the investment companies in which the Fund invests.

(e) These ratios include income and expenses charged from the corresponding Master Portfolio.

(f) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(g) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)  Portfolio turnover rate represents that of the corresponding Master
     Portfolio.

(i)  Prior to March 2, 2006, Institutional Class Shares were named Service
     Shares.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2020 FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES

Selected data for a share outstanding throughout the period indicated.

                                                                 YEARS ENDED OCTOBER 31,
                                                          -------------------------------------
                                                          2006 (e)    2005     2004    2003 (a)
                                                          --------   ------   ------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ..................    $10.23    $ 9.85   $ 9.30    $ 8.25
                                                           ------    ------   ------    ------
INVESTMENT ACTIVITIES:
   Net investment income ..............................      0.22      0.14     0.10      0.20
   Net realized and unrealized gains on investments ...      0.77      0.39     0.57      1.02
                                                           ------    ------   ------    ------
      Total from Investment Activities ................      0.99      0.53     0.67      1.22
                                                           ------    ------   ------    ------
DISTRIBUTIONS:
   Net investment income ..............................     (0.06)    (0.15)   (0.12)    (0.17)
                                                           ------    ------   ------    ------
      Total Distributions .............................     (0.06)    (0.15)   (0.12)    (0.17)
                                                           ------    ------   ------    ------
NET ASSET VALUE, END OF PERIOD ........................    $11.16    $10.23   $ 9.85    $ 9.30
                                                           ======    ======   ======    ======
TOTAL RETURN (EXCLUDES SALES CHARGE) ..................      9.68%     5.35%    7.19%    15.12%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) ................    $  269    $  259   $  184    $   81
   Ratio of expenses to average net assets (b) ........      1.48%     1.53%    1.44%     1.46%
   Ratio of net investment income to average net
      assets ..........................................      1.93%     1.36%    1.12%     0.78%
   Ratio of expenses to average net assets (b) (c) ....      1.89%     2.26%    2.17%     2.21%
   Portfolio turnover (d) .............................       161%       35%      44%       67%

----------
(a)  Class A Shares commenced operations on November 1, 2002.

(b) Does not include expenses of the investment companies in which the Fund invests.

(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)  Prior to March 2, 2006, Class A Shares were named Premium Shares.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2020 FUND

FINANCIAL HIGHLIGHTS, CLASS C SHARES

Selected data for a share outstanding throughout the period indicated.

                                                                                   PERIOD ENDED
                                                                                   OCTOBER 31,
                                                                                     2006 (a)
                                                                                  -------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................................  $       10.78
                                                                                  -------------
INVESTMENT ACTIVITIES:
   Net investment income .......................................................           0.10
   Net realized and unrealized gains on investments ............................           0.25
                                                                                  -------------
      Total from Investment Activities .........................................           0.35
                                                                                  -------------
NET ASSET VALUE, END OF PERIOD .................................................  $       11.13
                                                                                  =============
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE) (b) ..................................           3.25%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) .........................................  $           7
   Ratio of expenses to average net assets (c) .................................           1.95%
   Ratio of net investment income to average net assets (c) ....................           1.43%
   Ratio of expenses to average net assets (c) (d) .............................           2.22%
   Portfolio turnover (b) (e) ..................................................            161%

----------
(a)  Class C Shares commenced operations on March 15, 2006.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS       SCHEDULE OF PORTFOLIO INVESTMENTS
NESTEGG DOW JONES U.S. 2030 FUND                                OCTOBER 31, 2006

                                                   PERCENTAGE
                                                       OF
SECURITY DESCRIPTION                               NET ASSETS       SHARES          VALUE ($)
--------------------                               ----------   -------------   ---------------
COMMON STOCKS (80.3%)
Exxon Mobil Corp. (Oil & Gas) ..................        0.94%           2,668           190,549
General Electric Co. (a) (Industrials) .........        0.79%           4,574           160,593
Microsoft Corp. (Technology) ...................        0.78%           5,541           159,082
Procter & Gamble Co. (a) (Consumer Goods) ......        0.62%           1,984           125,766
Johnson & Johnson (a) (Health Care) ............        0.62%           1,858           125,229
Citigroup, Inc. (a) (Financials) ...............        0.54%           2,193           110,001
Bank of America Corp. (a) (Financials) .........        0.53%           2,005           108,009
Cisco Systems, Inc. (Technology) ...............        0.46%           3,842            92,707
Pfizer, Inc. (a) (Health Care) .................        0.42%           3,213            85,626
Wal-Mart Stores, Inc. (a) (Consumer Services) ..        0.39%           1,613            79,489
Intel Corp. (a) (Technology) ...................        0.38%           3,633            77,528
Altria Group, Inc. (Consumer Goods) ............        0.36%             910            74,010
JPMorgan Chase & Co. (Financials) ..............        0.36%           1,530            72,583
American International Group, Inc. (a)
   (Financials) ................................        0.33%           1,007            67,640
PepsiCo, Inc. (a) (Consumer Goods) .............        0.33%           1,053            66,802
Google, Inc. Class A (Technology) ..............        0.32%             137            65,265
Chevron Corp. (Oil & Gas) ......................        0.32%             966            64,915
International Business Machines Corp. (a)
   (Technology) ................................        0.30%             656            60,568
Wachovia Corp. (Financials) ....................        0.30%           1,086            60,273
AT&T, Inc. (Telecommunications) ................        0.29%           1,696            58,088
Ciena Corp. (Technology) .......................        0.28%           2,453            57,670
Amgen, Inc. (Health Care) ......................        0.27%             736            55,870
Wells Fargo & Co. (a) (Financials) .............        0.25%           1,386            50,298
Home Depot, Inc. (a) (Consumer Services) .......        0.24%           1,290            48,156
Windstream Corp. (Telecommunications) ..........        0.24%           3,484            47,799
Hewlett-Packard Co. (a) (Technology) ...........        0.23%           1,227            47,534
Schlumberger Ltd. (a) (Oil & Gas) ..............        0.23%             747            47,121
Verizon Communications, Inc.
   (Telecommunications) ........................        0.23%           1,257            46,509
Oracle Corp. (Technology) ......................        0.23%           2,514            46,434
Apple Computer, Inc. (Technology) ..............        0.22%             548            44,432
Merck & Co., Inc. (a) (Health Care) ............        0.21%             960            43,603
Coca-Cola Co. (a) (Consumer Goods) .............        0.21%             914            42,702
UnitedHealth Group, Inc. (Health Care) .........        0.21%             856            41,756
American Express Co. (a) (Financials) ..........        0.20%             698            40,351
ConocoPhillips (Oil & Gas) .....................        0.20%             665            40,060
Qualcomm, Inc. (Technology) ....................        0.19%           1,069            38,901
Motorola, Inc. (a) (Technology) ................        0.18%           1,579            36,412
BellSouth Corp. (a) (Telecommunications) .......        0.18%             805            36,306
Boeing Co. (a) (Industrials) ...................        0.17%             443            35,378
Merrill Lynch & Co., Inc. (a) (Financials) .....        0.17%             403            35,230
Medtronic, Inc. (a) (Health Care) ..............        0.17%             721            35,098
Time Warner, Inc. (Consumer Services) ..........        0.17%           1,720            34,417
Archstone-Smith Trust (Financials) .............        0.16%             557            33,537
Morgan Stanley (a) (Financials) ................        0.16%             431            32,941
United Parcel Service, Inc. Class B
   (Industrials) ...............................        0.16%             430            32,401
Abbott Laboratories (a) (Health Care) ..........        0.16%             679            32,259
Comcast Corp. Class A (Consumer Services) ......        0.16%             781            31,763
Dell, Inc. (Technology) ........................        0.16%           1,304            31,726
Public Storage, Inc. (Financials) ..............        0.15%             349            31,309
T. Rowe Price Group, Inc. (Financials) .........        0.15%             653            30,893
Goldman Sachs Group, Inc. (Financials) .........        0.15%             162            30,746
NVIDIA Corp. (Technology) ......................        0.15%             878            30,616
Lowe's Cos. (a) (Consumer Services).............        0.15%           1,008            30,381
WellPoint, Inc. (Health Care) ..................        0.15%             394            30,070
Wyeth (Health Care) ............................        0.15%             587            29,955
Target Corp. (Consumer Services) ...............        0.15%             506            29,945
Texas Instruments, Inc. (Technology) ...........        0.15%             992            29,939

                                                   PERCENTAGE
                                                       OF         SHARES OR
SECURITY DESCRIPTION                               NET ASSETS   PRINCIPAL ($)       VALUE ($)
--------------------                               ----------   -------------   ---------------
COMMON STOCKS, CONTINUED
Boston Properties, Inc. (Financials) ...........        0.14%             274            29,271
Ameren Corp. (a) (Utilities) ...................        0.14%             540            29,214
Other Common Stocks ............................       63.61%         469,426        12,934,734
                                                                                ---------------
TOTAL COMMON STOCKS (COST $15,713,084) .........                                     16,318,460
                                                                                ---------------
CORPORATE BONDS (5.2%)
Bank One Corp., 2.63%, 6/30/08 (Financials) ....        0.28%          59,000            56,592
Household Finance Corp., 4.63%, 1/15/08
   (Financials) ................................        0.26%          53,000            52,643
General Electric Co., 5.00%, 2/1/13
   (Industrials) ...............................        0.25%          52,000            51,542
Consolidated Edison Co. of New York,
   4.70%, 6/15/09 (Utilities) ..................        0.22%          46,000            45,484
Countrywide Financial Corp., 6.25%, 5/15/16
   (Financials) ................................        0.22%          43,000            43,800
JPMC Capital XVIII, 6.95%, 8/17/36
   (Financials) ................................        0.21%          40,000            43,300
American General Finance, 5.38%, 10/1/12
   (Financials) ................................        0.20%          41,000            40,967
Prudential Financial, Inc., 5.10%, 9/20/14
   (Financials) ................................        0.17%          35,000            34,278
Goldman Sachs Group, Inc., 5.13%, 1/15/15
   (Financials) ................................        0.17%          35,000            34,216
Morgan Stanley Dean Witter, 6.75%, 4/15/11
   (Financials) ................................        0.15%          29,000            30,684
SBC Communications Corp., 6.15%, 9/15/34
   (Technology) ................................        0.14%          29,000            28,997
Other Corporate Bonds ..........................        2.95%         569,000           599,513
                                                                                ---------------
TOTAL CORPORATE BONDS (COST $1,055,321) ........                                      1,062,016
                                                                                ---------------
U.S. GOVERNMENT AGENCY PASS-THROUGH
   SECURITIES (5.1%)
6.50%, 4/1/36, Pool #851187 (Fannie Mae) .......        0.35%          69,633            70,979
6.50%, 11/1/35, Pool #A47728 (Freddie Mac) .....        0.27%          56,020            55,437
5.00%, 8/1/35, Pool #848355 (Fannie Mae) .......        0.26%          53,900            52,038
4.50%, 1/1/19, Pool #B11878 (Freddie Mac) ......        0.21%          43,491            42,113
5.50%, 7/1/25, Pool #255809 (Fannie Mae) .......        0.20%          41,586            41,417
6.00%, 10/1/32, Pool #667994 (Fannie Mae) ......        0.19%          38,968            39,321
5.00%, 12/1/34, Pool #A29017 (Freddie Mac) .....        0.19%          40,189            38,904
5.00%, 10/1/33, Pool #A14805 (Freddie Mac) .....        0.18%          38,736            37,528
5.50%, 8/1/33, Pool #A11851 (Freddie Mac) ......        0.18%          36,728            36,426
6.50%, 12/1/33, Pool #A16523 (Freddie Mac) .....        0.17%          34,626            35,399
7.00%, 4/1/34, Pool #780703 (Fannie Mae) .......        0.17%          33,200            34,206
5.00%, 6/1/20, Pool #839333 (Fannie Mae) .......        0.16%          33,794            33,282
5.50%, 10/1/34, Pool #A27526 (Freddie Mac) .....        0.15%          29,790            29,528
5.50%, 2/1/18, Pool #703712 (Fannie Mae) .......        0.14%          29,282            29,315
Other U.S. Government Agency Pass-
   Through Securities ..........................        2.31%         475,990           469,685
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH
   SECURITIES (COST $1,040,272) ................                                      1,045,578
                                                                                ---------------
U.S. GOVERNMENT AGENCY SECURITIES (1.6%)
6.25%, 7/15/32, MTN (Freddie Mac) ..............        0.26%          45,000            52,198
4.75%, 1/19/16, MTN (Freddie Mac) ..............        0.23%          47,000            46,266
4.63%, 2/8/08, Series 627
   (Federal Home Loan Bank) ....................        0.20%          40,000            39,798
4.63%, 1/15/08, MTN (Fannie Mae) ...............        0.20%          40,000            39,792
6.63%, 9/15/09, MTN (Fannie Mae) ...............        0.18%          35,000            36,628
4.63%, 11/21/08, Series 598
   (Federal Home Loan Bank) ....................        0.17%          35,000            34,824
4.50%, 10/15/08, MTN (Fannie Mae) ..............        0.17%          35,000            34,752
Other U.S. Government Agency Securities ........        0.24%          50,000            49,752
                                                                                ---------------
TOTAL U.S. GOVERNMENT
   AGENCY SECURITIES (COST $332,609) ...........                                        334,010
                                                                                ---------------

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS       SCHEDULE OF PORTFOLIO INVESTMENTS
NESTEGG DOW JONES U.S. 2030 FUND                                OCTOBER 31, 2006

                                                   PERCENTAGE
                                                       OF
SECURITY DESCRIPTION                               NET ASSETS   PRINCIPAL ($)       VALUE ($)
--------------------                               ----------   -------------   ---------------
U.S. TREASURY OBLIGATIONS (5.0%)
5.07%, 1/11/07 (U.S. Treasury Bills) ...........         1.27%        261,000           258,462
3.13%, 5/15/07 (U.S. Treasury Notes) ...........         0.74%        152,000           150,444
4.00%, 6/15/09 (U.S. Treasury Notes) ...........         0.72%        149,000           146,724
5.00%, 2/15/11 (U.S. Treasury Notes) ...........         0.45%         90,000            91,628
5.25%, 11/15/28 (U.S. Treasury Bonds) ..........         0.37%         70,000            74,370
4.88%, 2/15/12 (U.S. Treasury Notes) ...........         0.35%         70,000            71,047
4.00%, 2/15/15 (U.S. Treasury Notes) ...........         0.28%         60,000            57,541
6.00%, 2/15/26 (U.S. Treasury Bonds) ...........         0.20%         35,000            40,168
5.38%, 2/15/31 (U.S. Treasury Bonds) ...........         0.19%         35,000            38,000
Other U.S. Treasury Obligations ................         0.40%         82,000            81,557
                                                                                ---------------
TOTAL U.S. TREASURY OBLIGATIONS
   (COST $1,006,542) ...........................                                      1,009,941
                                                                                ---------------

                                                   PERCENTAGE
                                                       OF
SECURITY DESCRIPTION                               NET ASSETS       SHARES          VALUE ($)
--------------------                               ----------   -------------   ---------------
INVESTMENT COMPANIES (2.9%)
American Beacon Money Market Select Fund .......         2.90%        589,018           589,018
                                                                                ---------------
TOTAL INVESTMENT COMPANIES (COST $589,018) .....                                        589,018
                                                                                ---------------
TOTAL INVESTMENTS
   (COST $19,736,846) (b) - 100.1% .............                                     20,359,023
Liabilities in excess of other assets - (.1)% ..                                        (26,053)
                                                                                ---------------
NET ASSETS - 100.0% ............................                                $    20,332,970
                                                                                ===============

(a)  Non-income producing security.

(b) See notes to financial statements for tax unrealized appreciation (depreciation) on securities.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2030 FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

ASSETS:
Investments, at value (cost $19,736,846) ....................                   $    20,359,023
Interest and dividends receivable ...........................                            46,734
Receivable due from Adviser .................................                             1,500
Securities sold receivable ..................................                            17,871
Prepaid expenses ............................................                            43,163
                                                                                ---------------
TOTAL ASSETS ................................................                        20,468,291
                                                                                ---------------
LIABILITIES:
Securities purchased payable ................................   $       2,691
Payable for capital shares redeemed .........................         102,571
   Administration ...........................................           2,737
   Accounting ...............................................           3,529
   Distribution and Service .................................             169
   Transfer Agent ...........................................           8,320
   Custodian ................................................             356
   Other ....................................................          14,948
                                                                -------------
TOTAL LIABILITIES ...........................................                           135,321
                                                                                ---------------
NET ASSETS ..................................................                   $    20,332,970
                                                                                ===============
COMPOSITION OF NET ASSETS:
Capital .....................................................                   $    17,198,801
Undistributed net investment income .........................                           200,146
Accumulated net realized gains from investment
   transactions .............................................                         2,311,846
Unrealized appreciation from investments ....................                           622,177
                                                                                ---------------
Net Assets ..................................................                   $    20,332,970
                                                                                ===============
INSTITUTIONAL CLASS SHARES
   Net Assets ...............................................                   $    19,939,631
   Shares Outstanding (unlimited number of shares authorized
      @ $0.001 par value) ...................................                         1,740,299
   Net Asset Value, Offering Price and Redemption Price
      per share .............................................                   $         11.46
                                                                                ===============
CLASS A SHARES
   Net Assets ...............................................                   $       386,484
   Shares Outstanding (unlimited number of shares authorized
      @ $0.001 par value) ...................................                            34,056
   Net Asset Value and Redemption Price per share ...........                   $         11.35
                                                                                ===============
   Maximum sales charge .....................................                              4.75%
                                                                                ===============
Maximum Offering Price (Net Asset Value/
   (100% minus maximum sales charge)) .......................                   $         11.92
                                                                                ===============
CLASS C SHARES
   Net Assets ...............................................                   $         6,855
   Shares Outstanding (unlimited number of shares authorized
      @ $0.001 par value) ...................................                               606
   Net Asset Value, Offering Price and Redemption Price
      per share* ............................................                   $         11.31
                                                                                ===============

----------
*    Redemption Price per share varies by length of time shares are held.

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
   Interest .................................................                   $       132,702
   Dividend .................................................                           362,308
                                                                                ---------------
TOTAL INVESTMENT INCOME .....................................                           495,010
                                                                                ---------------
EXPENSES:
   Investment advisory ......................................   $     119,902
   Administration ...........................................          31,670
   Distribution - Institutional Class Shares ................          15,292
   Distribution - Class A Shares ............................           1,278
   Distribution - Class C Shares (a) ........................              31
   Service - Institutional Class Shares .....................          15,292
   Service - Class A Shares .................................             809
   Service - Class C Shares (a) .............................              10
   Accounting ...............................................          27,485
   Custodian ................................................           3,801
   Compliance services ......................................           1,463
   Transfer Agent ...........................................          30,597
   Trustee ..................................................           3,261
   Other ....................................................          48,615
                                                                -------------
TOTAL EXPENSES BEFORE FEE REDUCTIONS ........................                           299,506
   Expenses reduced and reimbursed by the Adviser ...........                           (92,327)
   Expenses reduced by the Distributor ......................                           (15,481)
   Expenses reduced by the Administrator ....................                            (6,314)
                                                                                ---------------
NET EXPENSES ................................................                           185,384
                                                                                ---------------
NET INVESTMENT INCOME .......................................                           309,626
                                                                                ---------------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions .............                         2,324,019
Change in unrealized appreciation/depreciation
   from investments .........................................                          (527,336)
                                                                                ---------------
Net realized/unrealized gains from investments ..............                         1,796,683
                                                                                ---------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ..............                   $     2,106,309
                                                                                ===============

----------
(a)  Class C Shares commenced operations on March 15, 2006.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2030 FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED       YEAR ENDED
                                                                 OCTOBER 31,      OCTOBER 31,
                                                                     2006             2005
                                                                -------------   ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income ....................................   $     309,626   $       255,490
   Net realized gains from investment transactions ..........       2,324,019         1,122,914
   Change in unrealized appreciation/depreciation from
      investments ...........................................        (527,336)         (128,231)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM OPERATIONS ........................       2,106,309         1,250,173
                                                                -------------   ---------------
DISTRIBUTIONS TO INSTITUTIONAL CLASS SHARES:
   From net investment income ...............................        (114,501)         (245,526)
   From net realized gains on investments ...................        (140,848)               --
DISTRIBUTIONS TO CLASS A SHARES:
   From net investment income ...............................          (1,417)           (2,000)
   From net realized gains on investments ...................          (2,179)               --
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS .........        (258,945)         (247,526)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ..............         456,196           319,542
                                                                -------------   ---------------
CHANGE IN NET ASSETS ........................................       2,303,560         1,322,189
NET ASSETS:
   Beginning of year ........................................      18,029,410        16,707,221
                                                                -------------   ---------------
   End of year ..............................................   $  20,332,970   $    18,029,410
                                                                =============   ===============
Undistributed net investment income .........................   $     200,146   $         7,964
                                                                =============   ===============
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Proceeds from shares issued ..............................   $   4,594,150   $     3,702,689
   Dividends reinvested .....................................         255,348           245,526
   Cost of shares redeemed ..................................      (4,503,232)       (3,708,779)
                                                                -------------   ---------------
Institutional Class Shares capital transactions .............         346,266           239,436
                                                                -------------   ---------------
CLASS A SHARES:
   Proceeds from shares issued ..............................         189,655           123,590
   Dividends reinvested .....................................           3,597             2,000
   Cost of shares redeemed ..................................         (89,989)          (45,484)
                                                                -------------   ---------------
Class A Shares capital transactions .........................         103,263            80,106
                                                                -------------   ---------------
CLASS C SHARES (a):
   Proceeds from shares issued ..............................          20,000                --
   Dividends reinvested .....................................              --                --
   Cost of shares redeemed ..................................         (13,333)               --
                                                                -------------   ---------------
Class C Shares capital transactions .........................           6,667                --
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ..............   $     456,196   $       319,542
                                                                =============   ===============
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Issued ...................................................         420,563           359,532
   Reinvested ...............................................          23,820            23,860
   Redeemed .................................................        (410,914)         (361,379)
                                                                -------------   ---------------
Change in Institutional Class Shares ........................          33,469            22,013
                                                                -------------   ---------------
CLASS A SHARES:
   Issued ...................................................          17,809            12,069
   Reinvested ...............................................             337               196
   Redeemed .................................................          (8,376)           (4,398)
                                                                -------------   ---------------
Change in Class A Shares ....................................           9,770             7,867
                                                                -------------   ---------------
CLASS C SHARES (a):
   Issued ...................................................           1,818                --
   Reinvested ...............................................              --                --
   Redeemed .................................................          (1,212)               --
                                                                -------------   ---------------
Change in Class C Shares ....................................             606                --
                                                                -------------   ---------------

----------
(a)  Class C Shares commenced operations on March 15, 2006.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2030 FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL CLASS SHARES

Selected data for a share outstanding throughout the period indicated.

                                                                                                   PERIOD       YEAR
                                                        YEARS ENDED OCTOBER 31,                    ENDED        ENDED
                                            ----------------------------------------------      OCTOBER 31,   FEBRUARY
                                            2006 (i)       2005         2004         2003         2002 (a)    28, 2002
                                            --------     -------      -------      -------      -----------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ....   $ 10.42      $  9.82      $  9.14      $  7.84      $  9.17       $ 10.18
                                            -------      -------      -------      -------      -------       -------
INVESTMENT ACTIVITIES
   Net investment income ................      0.18         0.14         0.10         0.10         0.05          0.08
   Net realized and unrealized gains
      (losses) on investments ...........      1.01         0.60         0.69         1.36        (1.35)        (0.97)
                                            -------      -------      -------      -------      -------       -------
      Total from Investment Activities ..      1.19         0.74         0.79         1.46        (1.30)        (0.89)
                                            -------      -------      -------      -------      -------       -------
DISTRIBUTIONS
   Net investment income ................     (0.07)       (0.14)       (0.11)       (0.16)       (0.03)        (0.08)
   Net realized gains on investment
      transactions ......................     (0.08)          --           --           --           --         (0.04)
                                            -------      -------      -------      -------      -------       -------
      Total Distributions ...............     (0.15)       (0.14)       (0.11)       (0.16)       (0.03)        (0.12)
                                            -------      -------      -------      -------      -------       -------
NET ASSET VALUE, END OF PERIOD ..........   $ 11.46      $ 10.42      $  9.82      $  9.14      $  7.84       $  9.17
                                            =======      =======      =======      =======      =======       =======
TOTAL RETURN (b) ........................     11.51%        7.59%        8.62%       19.02%      (14.04%)       (8.74%)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) ..   $19,940      $17,778      $16,547      $14,196      $10,476       $11,304
   Ratio of expenses to average net
      assets (c) ........................      0.97%(d)     1.00%(d)     1.00%(d)     1.00%(d)     1.27%(e)      1.36%(e)
   Ratio of net investment income to
      average net assets (c) ............      1.64%        1.45%        1.06%        1.23%        0.91%(e)      0.80%(e)
   Ratio of expenses to average net
      assets (c) (f) ....................      1.57%(d)     1.90%(d)     1.79%(d)     1.90%(d)     1.67%(e)      1.68%(e)
   Portfolio turnover (b) (g) ...........       165%          43%          49%          77%          51%(h)        53%(h)

----------
(a)  The Fund changed its fiscal year end from February 28 to October 31.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d) Does not include expenses of the investment companies in which the Fund invests.

(e) These ratios include income and expenses charged from the corresponding Master Portfolio.

(f) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(g) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)  Portfolio turnover rate represents that of the corresponding Master
     Portfolio.

(i)  Prior to March 2, 2006, Institutional Class Shares were named Service
     Shares.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2030 FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES

Selected data for a share outstanding throughout the period indicated.

                                                    YEARS ENDED OCTOBER 31,
                                            ---------------------------------------
                                            2006 (e)    2005      2004     2003 (a)
                                            --------   ------    ------    --------
NET ASSET VALUE, BEGINNING OF PERIOD ....    $10.36    $ 9.78    $ 9.11     $ 7.84
                                             ------    ------    ------     ------
INVESTMENT ACTIVITIES
   Net investment income ................      0.12      0.09      0.06       0.15
   Net realized and unrealized gains on
      investments .......................      1.00      0.59      0.67       1.26
                                             ------    ------    ------     ------
      Total from Investment Activities ..      1.12      0.68      0.73       1.41
                                             ------    ------    ------     ------
DISTRIBUTIONS
   Net investment income ................     (0.05)    (0.10)    (0.06)     (0.14)
   Net realized gains on investment
      transactions ......................     (0.08)       --        --         --
                                             ------    ------    ------     ------
      Total Distributions ...............     (0.13)    (0.10)    (0.06)     (0.14)
                                             ------    ------    ------     ------
NET ASSET VALUE, END OF PERIOD ..........    $11.35    $10.36    $ 9.78     $ 9.11
                                             ======    ======    ======     ======
TOTAL RETURN (EXCLUDES SALES CHARGE) ....     10.95%     6.96%     8.00%     18.27%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) ..    $  386    $  252    $  161     $  104
   Ratio of expenses to average net
      assets (b) ........................      1.48%     1.55%     1.55%      1.55%
   Ratio of net investment income to
      average net assets ................      1.10%     0.86%     0.46%      0.27%
   Ratio of expenses to average net
      assets (b) (c) ....................      2.05%     2.42%     2.29%      2.36%
   Portfolio turnover (d) ...............       165%       43%       49%        77%

----------
(a)  Class A Shares commenced operations on November 1, 2002.

(b) Does not include expenses of the investment companies in which the Fund invests.

(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)  Prior to March 2, 2006, Class A Shares were named Premium Shares.

                       See notes to financial statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2030 FUND

FINANCIAL HIGHLIGHTS, CLASS C SHARES

Selected data for a share outstanding throughout the period indicated.

                                                                                   PERIOD ENDED
                                                                                    OCTOBER 31,
                                                                                      2006(a)
                                                                                   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................................   $      11.00
                                                                                   ------------
INVESTMENT ACTIVITIES
   Net investment income .......................................................           0.03
   Net realized and unrealized gains on investments ............................           0.28
                                                                                   ------------
      Total from Investment Activities .........................................           0.31
                                                                                   ------------
NET ASSET VALUE, END OF PERIOD .................................................   $      11.31
                                                                                   ============
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE) (b) ..................................           2.82%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) .........................................   $          7
   Ratio of expenses to average net assets (c) .................................           1.95%
   Ratio of net investment income to average net assets (c) ....................           0.42%
   Ratio of expenses to average net assets (c) (d) .............................           2.40%
   Portfolio turnover (b) (e) ..................................................            165%

----------
(a)  Class C Shares commenced operations on March 15, 2006.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS       SCHEDULE OF PORTFOLIO INVESTMENTS
NESTEGG DOW JONES U.S. 2040 FUND                                OCTOBER 31, 2006

                                                   PERCENTAGE
                                                       OF
SECURITY DESCRIPTION                               NET ASSETS       SHARES          VALUE ($)
--------------------                               ----------   -------------   ---------------
COMMON STOCKS (89.6%)
Exxon Mobil Corp. (Oil & Gas) ..................         1.01%          3,136           223,973
General Electric Co. (a) (Industrials) .........         0.90%          5,656           198,582
Microsoft Corp. (Technology) ...................         0.89%          6,838           196,319
Procter & Gamble Co. (a) (Consumer Goods) ......         0.70%          2,448           155,179
Johnson & Johnson (a) (Health Care) ............         0.70%          2,300           155,020
Citigroup, Inc. (a) (Financials) ...............         0.59%          2,616           131,219
Bank of America Corp. (a) (Financials) .........         0.59%          2,409           129,773
Cisco Systems, Inc. (Technology) ...............         0.52%          4,760           114,859
Pfizer, Inc. (a) (Health Care) .................         0.47%          3,884           103,509
Wal-Mart Stores, Inc. (a) (Consumer Services) ..         0.45%          1,993            98,215
Intel Corp. (a) (Technology) ...................         0.43%          4,497            95,966
Altria Group, Inc. (Consumer Goods) ............         0.40%          1,096            89,138
JPMorgan Chase & Co. (Financials) ..............         0.39%          1,829            86,768
PepsiCo, Inc. (a) (Consumer Goods) .............         0.37%          1,287            81,647
American International Group, Inc. (a)
   (Financials) ................................         0.37%          1,208            81,141
Google, Inc. Class A (Technology) ..............         0.37%            170            80,986
International Business Machines Corp. (a)
   (Technology) ................................         0.36%            863            79,681
Chevron Corp. (Oil & Gas) ......................         0.35%          1,162            78,086
Wachovia Corp. (Financials) ....................         0.33%          1,305            72,428
Amgen, Inc. (Health Care) ......................         0.31%            913            69,306
AT&T, Inc. (Telecommunications) ................         0.31%          2,015            69,014
Windstream Corp. (Telecommunications) ..........         0.28%          4,541            62,307
Ciena Corp. (Technology) .......................         0.28%          2,594            60,985
Wells Fargo & Co. (a) (Financials) .............         0.27%          1,664            60,387
Home Depot, Inc. (a) (Consumer Services) .......         0.27%          1,602            59,803
Coca-Cola Co. (a) (Consumer Goods) .............         0.27%          1,262            58,961
Schlumberger Ltd. (a) (Oil & Gas) ..............         0.26%            910            57,403
Hewlett-Packard Co. (a) (Technology) ...........         0.26%          1,479            57,296
Verizon Communications, Inc.
   (Telecommunications) ........................         0.26%          1,530            56,610
Oracle Corp. (Technology) ......................         0.25%          3,018            55,742
Apple Computer, Inc. (Technology) ..............         0.24%            654            53,026
Merck & Co., Inc. (a) (Health Care) ............         0.24%          1,146            52,051
ConocoPhillips (Oil & Gas) .....................         0.23%            849            51,144
UnitedHealth Group, Inc. (Health Care) .........         0.22%          1,005            49,024
BellSouth Corp. (a) (Telecommunications) .......         0.22%          1,075            48,483
American Express Co. (a) (Financials) ..........         0.21%            814            47,057
Qualcomm, Inc. (Technology) ....................         0.21%          1,283            46,688
Medtronic, Inc. (a) (Health Care) ..............         0.20%            891            43,374
Motorola, Inc. (a) (Technology) ................         0.19%          1,862            42,938
Time Warner, Inc. (Consumer Services) ..........         0.19%          2,105            42,121
Merrill Lynch & Co., Inc. (a) (Financials) .....         0.19%            481            42,049
Boeing Co. (a) (Industrials) ...................         0.19%            522            41,687
Comcast Corp. Class A (Consumer Services) ......         0.18%            975            39,653
Archstone-Smith Trust (Financials) .............         0.18%            645            38,835
United Parcel Service, Inc. Class B
   (Industrials) ...............................         0.17%            511            38,504
Abbott Laboratories (a) (Health Care) ..........         0.17%            810            38,483
Morgan Stanley (a) (Financials) ................         0.17%            500            38,215
Dell, Inc. (Technology) ........................         0.17%          1,553            37,784
Goldman Sachs Group, Inc.(Financials) ..........         0.17%            198            37,578
Public Storage, Inc. (Financials) ..............         0.17%            413            37,050
WellPoint, Inc. (Health Care) ..................         0.17%            484            36,939
Boston Properties, Inc. (Financials) ...........         0.17%            342            36,536
Wyeth (Health Care) ............................         0.17%            715            36,486
NVIDIA Corp. (Technology) ......................         0.16%          1,044            36,404
Target Corp. (Consumer Services) ...............         0.16%            610            36,100
T. Rowe Price Group, Inc. (Financials) .........         0.16%            760            35,956
Micron Technology, Inc. (a) (Technology) .......         0.16%          2,453            35,441
Ameren Corp. (a) (Utilities) ...................         0.16%            642            34,732
Office Depot, Inc. (Consumer Services) .........         0.16%            825            34,642

                                                   PERCENTAGE
                                                       OF         SHARES OR
SECURITY DESCRIPTION                               NET ASSETS   PRINCIPAL ($)       VALUE ($)
--------------------                               ----------   -------------   ---------------
COMMON STOCKS, CONTINUED
Lowe's Cos. (a) (Consumer Services) ............         0.16%          1,142            34,420
Intuit, Inc. (Technology) ......................         0.16%            973            34,347
Texas Instruments, Inc. (Technology) ...........         0.15%          1,129            34,073
Constellation Energy Group, Inc. (a)
   (Utilities) .................................         0.15%            543            33,883
CIT Group, Inc. (Financials) ...................         0.15%            641            33,364
Walgreen Co. (a) (Consumer Services) ...........         0.15%            757            33,066
Marshall & Ilsley Corp. (a) (Financials) .......         0.15%            688            32,983
U.S. Bancorp (Financials) ......................         0.15%            958            32,419
Nordstrom, Inc. (a) (Consumer Services) ........         0.15%            681            32,245
Tyco International Ltd. (a) (Industrials) ......         0.15%          1,090            32,079
Parker Hannifin Corp. (a) (Industrials) ........         0.14%            382            31,947
AmSouth Bancorp (a) (Financials) ...............         0.14%          1,057            31,943
Kimco Realty Corp. (Financials) ................         0.14%            717            31,858
Eli Lilly & Co. (a) (Health Care) ..............         0.14%            559            31,310
Fannie Mae (a) (Financials) ....................         0.14%            521            30,874
News Corp. Class A (Consumer Services) .........         0.14%          1,479            30,837
Dover Corp. (a) (Industrials) ..................         0.14%            649            30,828
Fisher Scientific International, Inc.
   (Health Care) ...............................         0.14%            360            30,823
Cognizant Technology Solutions Corp.
   (Technology) ................................         0.14%            405            30,488
Genentech, Inc. (Health Care) ..................         0.14%            362            30,155
El Paso Corp. (Oil & Gas) ......................         0.14%          2,188            29,976
Rockwell Collins, Inc. (Industrials) ...........         0.13%            512            29,737
Computer Sciences Corp. (a) (Technology) .......         0.13%            562            29,702
Lubrizol Corp. (a) (Basic Materials) ...........         0.13%            660            29,700
E*TRADE Financial Corp. (Financials) ...........         0.13%          1,271            29,589
Expeditors International of Washington, Inc.
   (Industrials) ...............................         0.13%            624            29,584
Cooper Industries, Ltd. (Industrials) ..........         0.13%            329            29,429
ITT Corp. (a) (Industrials) ....................         0.13%            541            29,425
Mack-Cali Realty Corp. (Financials) ............         0.13%            556            29,412
AmerisourceBergen Corp. (Consumer Services) ....         0.13%            609            28,745
Sprint Nextel Corp. (a) (Telecommunications) ...         0.13%          1,537            28,727
Other Common Stocks ............................        66.63%        541,700        14,705,639
                                                                                ---------------
TOTAL COMMON STOCKS (COST $19,071,479) .........                                     19,782,890
                                                                                ---------------
CORPORATE BONDS (2.0%)
Other Corporate Bonds ..........................         2.00%        430,000           441,820
                                                                                ---------------
TOTAL CORPORATE BONDS (COST $438,036) ..........                                        441,820
                                                                                ---------------
U.S. GOVERNMENT AGENCY PASS-THROUGH
   SECURITIES (2.0%)
5.00%, 8/1/33, Pool #713679 (Fannie Mae) .......         0.14%         31,720            30,624
Other U.S. Government Agency Pass-Through
   Securities ..................................         1.83%        408,857           404,670
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH
   SECURITIES (COST $432,721) ..................                                        435,294
                                                                                ---------------
U.S. GOVERNMENT AGENCY SECURITIES (.4%)
Other U.S. Government Agency Securities ........         0.41%         90,000            90,813
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
   (COST $90,646) ..............................                                         90,813
                                                                                ---------------
U.S. TREASURY OBLIGATIONS (2.8%)
5.07%, 1/11/07 (U.S. Treasury Bills) ...........         1.01%        225,000           222,812
4.00%, 6/15/09 (U.S. Treasury Notes) ...........         0.25%         55,000            54,160
3.13%, 5/15/07 (U.S. Treasury Notes) ...........         0.24%         54,000            53,447
5.25%, 11/15/28 (U.S. Treasury Bonds) ..........         0.20%         42,000            44,622
5.63%, 5/15/08 (U.S. Treasury Notes) ...........         0.18%         40,000            40,512
5.07%, 11/16/06 (U.S. Treasury Bills) ..........         0.16%         35,000            34,928
4.00%, 4/15/10 (U.S. Treasury Notes) ...........         0.15%         34,000            33,369

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS       SCHEDULE OF PORTFOLIO INVESTMENTS
NESTEGG DOW JONES U.S. 2040 FUND                                OCTOBER 31, 2006

                                                   PERCENTAGE
                                                       OF
SECURITY DESCRIPTION                               NET ASSETS   PRINCIPAL ($)       VALUE ($)
--------------------                               ----------   -------------   ---------------
U.S. TREASURY OBLIGATIONS, CONTINUED
4.25%, 8/15/15 (U.S. Treasury Notes) ...........         0.14%         32,000            31,195
5.00%, 2/15/11 (U.S. Treasury Notes) ...........         0.14%         30,000            30,543
Other U.S. Treasury Obligations ................         0.28%         60,000            61,814
                                                                                ---------------
TOTAL U.S. TREASURY OBLIGATIONS
   (COST $605,265) .............................                                        607,402
                                                                                ---------------

                                                   PERCENTAGE
                                                       OF
SECURITY DESCRIPTION                               NET ASSETS       SHARES          VALUE ($)
--------------------                               ----------   -------------   ---------------
INVESTMENT COMPANIES (3.0%)
American Beacon Money Market Select Fund .......         2.99%        659,761           659,761
                                                                                ---------------
TOTAL INVESTMENT COMPANIES (COST $659,761) .....                                        659,761
                                                                                ---------------
TOTAL INVESTMENTS (COST $21,297,908)(b) -
   99.8% .......................................                                     22,017,980
Other assets in excess of liabilities - .2% ....                                         52,358
                                                                                ---------------
NET ASSETS - 100.0% ............................                                $    22,070,338
                                                                                ===============

(a)  Non-income producing security.

(b) See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

                       See Notes to Financial Statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2040 FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

ASSETS:
Investments, at value (cost $21,297,908) ....................                   $    22,017,980
Interest and dividends receivable ...........................                            29,944
Receivable due from Adviser .................................                               711
Securities sold receivable ..................................                            20,060
Prepaid expenses ............................................                            43,334
                                                                                ---------------
TOTAL ASSETS ................................................                        22,112,029
                                                                                ---------------
LIABILITIES:
Securities purchased payable ................................   $       3,021
Payable for capital shares redeemed .........................           7,826
Accrued expenses and other payables:
   Administration ...........................................           2,957
   Accounting ...............................................           3,510
   Distribution and Service .................................             272
   Transfer Agent ...........................................           8,131
   Custodian ................................................             372
   Other ....................................................          15,602
                                                                -------------
TOTAL LIABILITIES ...........................................                            41,691
                                                                                ---------------
NET ASSETS ..................................................                   $    22,070,338
                                                                                ===============
COMPOSITION OF NET ASSETS:
Capital .....................................................                   $    18,601,116
Undistributed net investment income .........................                           135,489
Accumulated net realized gains from investment
   transactions .............................................                         2,613,661
Unrealized appreciation from investments ....................                           720,072
                                                                                ---------------
NET ASSETS ..................................................                   $    22,070,338
                                                                                ===============
INSTITUTIONAL CLASS SHARES
   Net Assets ...............................................                   $    21,426,252
   Shares Outstanding (unlimited number of shares
      authorized @ $0.001 par value) ........................                         1,825,253
   Net Asset Value, Offering Price and Redemption Price per
      share .................................................                   $         11.74
                                                                                ===============
CLASS A SHARES
   Net Assets ...............................................                   $       637,236
   Shares Outstanding (unlimited number of shares authorized
      @ $0.001 par value) ...................................                            55,059
   Net Asset Value and Redemption Price per share ...........                   $         11.57
                                                                                ===============
   Maximum sales charge .....................................                              4.75%
                                                                                ===============
Maximum Offering Price (Net Asset Value/
   (100% minus maximum sales charge)) .......................                   $         12.15
                                                                                ===============
CLASS C SHARES
   Net Assets ...............................................                   $         6,850
   Shares Outstanding (unlimited number of shares authorized
      @ $0.001 par value) ...................................                               594
   Net Asset Value, Offering Price and Redemption Price per
      share* ................................................                   $         11.54
                                                                                ===============

----------
*    Redemption Price per share varies by length of time shares are held.

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
   Interest .................................................                   $        61,888
   Dividend .................................................                           380,724
                                                                                ---------------
TOTAL INVESTMENT INCOME .....................................                           442,612
                                                                                ---------------
EXPENSES:
   Investment advisory ......................................   $     127,100
   Administration ...........................................          33,541
   Distribution - Institutional Class Shares ................          15,787
   Distribution - Class A Shares ............................           2,029
   Distribution - Class C Shares (a) ........................              31
   Service - Institutional Class Shares .....................          15,787
   Service - Class A Shares .................................           1,294
   Service - Class C Shares (a) .............................              10
   Accounting ...............................................          27,532
   Custodian ................................................           4,034
   Compliance services ......................................           1,566
   Transfer Agent ...........................................          30,263
   Trustee ..................................................           3,218
   Other ....................................................          50,556
                                                                -------------
TOTAL EXPENSES BEFORE FEE REDUCTIONS ........................                           312,748
   Expenses reduced and reimbursed by the Adviser ...........                           (92,526)
   Expenses reduced by the Distributor ......................                           (16,084)
   Expenses reduced by the Administrator ....................                            (6,572)
                                                                                ---------------
NET EXPENSES ................................................                           197,566
                                                                                ===============
NET INVESTMENT INCOME .......................................                           245,046
                                                                                ---------------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions .............                         3,059,425
Change in unrealized appreciation/depreciation from
   investments ..............................................                          (832,391)
                                                                                ---------------
Net realized/unrealized gains from investments ..............                         2,227,034
                                                                                ---------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ..............                   $     2,472,080
                                                                                ===============

----------
(a)  Class C Shares commenced operations on March 15, 2006.

                       See notes to financial statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2040 FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED       YEAR ENDED
                                                                 OCTOBER 31,       OCTOBER 31,
                                                                     2006             2005
                                                                -------------   ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income ....................................   $     245,046   $       171,210
   Net realized gains from investment transactions ..........       3,059,425         1,271,174
   Change in unrealized appreciation/depreciation from
      investments ...........................................        (832,391)           58,764
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM OPERATIONS ........................       2,472,080         1,501,148
                                                                -------------   ---------------
DISTRIBUTIONS TO INSTITUTIONAL CLASS SHARES:
   From net investment income ...............................        (107,171)         (191,363)
DISTRIBUTIONS TO CLASS A SHARES:
   From net investment income ...............................          (1,814)           (2,699)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS .........        (108,985)         (194,062)
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ..............       1,156,441         1,035,496
                                                                -------------   ---------------
CHANGE IN NET ASSETS ........................................       3,519,536         2,342,582

NET ASSETS:
   Beginning of year ........................................      18,550,802        16,208,220
                                                                -------------   ---------------
   End of year ..............................................   $  22,070,338   $    18,550,802
                                                                =============   ===============
Undistributed net investment income .........................   $     135,489   $            --
                                                                =============   ===============
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Proceeds from shares issued ..............................   $   5,217,742   $     3,870,639
   Dividends reinvested .....................................         107,171           191,363
   Cost of shares redeemed ..................................      (4,357,921)       (3,170,119)
                                                                -------------   ---------------
Institutional Class Shares capital transactions .............         966,992           891,883
                                                                -------------   ---------------
CLASS A SHARES:
   Proceeds from shares issued ..............................         255,992           193,668
   Dividends reinvested .....................................           1,814             2,699
   Cost of shares redeemed ..................................         (75,024)          (52,754)
                                                                -------------   ---------------
Class A Shares capital transactions .........................         182,782           143,613
                                                                -------------   ---------------
CLASS C SHARES (a):
   Proceeds from shares issued ..............................          20,000                --
   Dividends reinvested .....................................              --                --
   Cost of shares redeemed ..................................         (13,333)               --
                                                                -------------   ---------------
Class C Shares capital transactions .........................           6,667                --
                                                                -------------   ---------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ..............   $   1,156,441   $     1,035,496
                                                                =============   ===============
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
   Issued ...................................................         466,552           376,680
   Reinvested ...............................................           9,814            18,668
   Redeemed .................................................        (389,074)         (309,072)
                                                                -------------   ---------------
Change in Institutional Class Shares ........................          87,292            86,276
                                                                -------------   ---------------
CLASS A SHARES:
   Issued ...................................................          23,463            18,963
   Reinvested ...............................................             168               265
   Redeemed .................................................          (6,786)           (5,138)
                                                                -------------   ---------------
Change in Class A Shares ....................................          16,845            14,090
                                                                -------------   ---------------
CLASS C SHARES (a):
   Issued ...................................................           1,781                --
   Reinvested ...............................................              --                --
   Redeemed .................................................          (1,187)               --
                                                                -------------   ---------------
Change in Class C Shares ....................................             594                --
                                                                -------------   ---------------

----------
(a)  Class C Shares commenced operations on March 15, 2006.

                       See notes to financial statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2040 FUND

FINANCIAL HIGHLIGHTS, INSTITUTIONAL CLASS SHARES

Selected data for a share outstanding throughout the period indicated.

                                                                                               PERIOD         YEAR
                                                      YEARS ENDED OCTOBER 31,                  ENDED          ENDED
                                            -------------------------------------------     OCTOBER 31,   FEBRUARY 28,
                                            2006 (i)      2005        2004        2003        2002 (a)        2002
                                            --------    -------     -------     -------     -----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ....   $ 10.45     $  9.67     $  8.89     $  7.38      $  8.86       $ 10.03
                                            -------     -------     -------     -------      -------       -------
INVESTMENT ACTIVITIES
   Net investment income ................      0.13        0.10        0.05        0.07         0.03          0.02
   Net realized and unrealized gains
      (losses) on investments ...........      1.22        0.80        0.79        1.57        (1.51)        (1.16)
                                            -------     -------     -------     -------      -------       -------
      Total from Investment Activities ..      1.35        0.90        0.84        1.64        (1.48)        (1.14)
                                            -------     -------     -------     -------      -------       -------
DISTRIBUTIONS
   Net investment income ................     (0.06)      (0.12)      (0.06)      (0.13)          --*        (0.03)
   Net realized gains on investment
      transactions ......................        --          --          --          --           --            --*
                                            -------     -------     -------     -------      -------       -------
      Total Distributions ...............     (0.06)      (0.12)      (0.06)      (0.13)          --         (0.03)
                                            -------     -------     -------     -------      -------       -------
NET ASSET VALUE, END OF PERIOD ..........   $ 11.74     $ 10.45     $  9.67     $  8.89      $  7.38       $  8.86
                                            =======     =======     =======     =======      =======       =======
TOTAL RETURN (b) ........................     12.97%       9.29%       9.51%      22.73%      (16.53%)      (11.37%)
RATIOS/SUPPLEMENTARY DATA:
   NET ASSETS AT END OF PERIOD (000'S) ..   $21,426     $18,156     $15,977     $13,580      $ 9,159       $10,112
   Ratio of expenses to average net
      assets (c) ........................      0.97%(d)    1.00%(d)    1.00%(d)    1.00%(d)     1.27%(e)      1.37%(e)
   Ratio of net investment income to
      average net assets (c) ............      1.23%       0.98%       0.56%       0.70%        0.63%(e)      0.18%(e)
   Ratio of expenses to average net
      assets (c)(f) .....................      1.54%(d)    1.90%(d)    1.78%(d)    1.90%(d)     1.69%(e)      1.72%(e)
   Portfolio turnover (b)(g) ............       164%         48%         57%         91%          42%(h)        15%(h)

*    Less than $0.005 per share.

(a)  The Fund changed its fiscal year end from February 28 to October 31.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d) Does not include expenses of the investment companies in which the Fund invests.

(e) These ratios include income and expenses charged from the corresponding Master Portfolio.

(f) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(g) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)  Portfolio turnover rate represents that of the corresponding Master
     Portfolio.

(i)  Prior to March 2, 2006, Institutional Class Shares were named Service
     Shares.

                       See notes to financial statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2040 FUND

FINANCIAL HIGHLIGHTS, CLASS A SHARES

Selected data for a share outstanding throughout the period indicated.

                                                                 YEARS ENDED OCTOBER 31,
                                                          -------------------------------------
                                                          2006 (e)    2005     2004    2003 (a)
                                                          --------   ------   ------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ..................    $10.34    $ 9.60    $8.86    $ 7.38
                                                           ------    ------    -----    ------
INVESTMENT ACTIVITIES
   Net investment income (loss) .......................      0.08      0.05     0.01     (0.01)(f)
   Net realized and unrealized gains on investments ...      1.20      0.78     0.78      1.61
                                                           ------    ------    -----    ------
      Total from Investment Activities ................      1.28      0.83     0.79      1.60
                                                           ------    ------    -----    ------
DISTRIBUTIONS
   Net investment income ..............................     (0.05)    (0.09)    0.05)    (0.12)
                                                           ------    ------    -----    ------
      Total Distributions .............................     (0.05)    (0.09)    0.05)    (0.12)
                                                           ------    ------    -----    ------
NET ASSET VALUE, END OF PERIOD ........................    $11.57    $10.34    $9.60    $ 8.86
                                                           ======    ======    =====    ======
TOTAL RETURN (EXCLUDES SALES CHARGE) ..................     12.38%     8.63%    8.88%    22.06%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) ................    $  637    $  395    $ 231    $   16
   Ratio of expenses to average net assets (b) ........      1.48%     1.55%    1.55%     1.55%
   Ratio of net investment income (loss) to average
      net assets ......................................      0.65%     0.40%    0.06%    (0.18%)
   Ratio of expenses to average net assets (b)(c) .....      2.02%     2.41%    2.28%     2.39%
   Portfolio turnover (d) .............................       164%       48%      57%       91%

----------
(a)  Class A Shares commenced operations on November 1, 2002.

(b) Does not include expenses of the investment companies in which the Fund invests.

(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)  Prior to March 2, 2006, Class A Shares were named Premium Shares.

(f)  Net investment income per share calculated using average shares method.

                       See notes to financial statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS
NESTEGG DOW JONES U.S. 2040 FUND

FINANCIAL HIGHLIGHTS, CLASS C SHARES

Selected data for a share outstanding throughout the period indicated.

                                                                                PERIOD ENDED
                                                                            OCTOBER 31, 2006(a)
                                                                            -------------------
NET ASSET VALUE, BEGINNING OF PERIOD ....................................   $             11.23
                                                                            -------------------
INVESTMENT ACTIVITIES
   Net investment income ................................................                    --*
   Net realized and unrealized gains on investments .....................                  0.31
                                                                            -------------------
      Total from Investment Activities ..................................                  0.31
                                                                            -------------------
NET ASSET VALUE, END OF PERIOD ..........................................   $             11.54
                                                                            ===================
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE) (b) ...........................                  2.76%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) ..................................   $                 7
   Ratio of expenses to average net assets (c) ..........................                  1.95%
   Ratio of net investment income (loss) to average net assets (c) ......                 (0.01%)
   Ratio of expenses to average net assets (c) (d) ......................                  2.35%
   Portfolio turnover (b)(e) ............................................                   164%

----------
*    Less than $0.005 per share.

(a)  Class C Shares commenced operations on March 15, 2006.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       See notes to financial statements.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2006

1.   ORGANIZATION:

     The American Independence Funds Trust (the "Trust") was established as a Delaware business trust on October 7, 2004 as Adventus Funds Trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was subsequently renamed on June 10, 2005 as Arrivato Funds Trust. Effective March 2, 2006, the name of the Trust was changed to American Independence Funds Trust in connection with the Trust's reorganization and merger with the former American Independence Funds Trust, now named the INTRUST Funds Trust.

     The Trust currently offers ten (10) series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually, a "Fund"; collectively, the "Funds"), known as the NestEgg Dow Jones U.S. Target Date Funds. Each of the NestEgg Dow Jones U.S. Target Date Funds seeks to track the performance of one of the Dow Jones U.S. Target Date indexes, a unique group of U.S. target date indexes, less operating expenses. The predecessor funds to the American Independence Funds described in this report were reorganized as a series of American Independence Funds Trust effective March 2, 2006.

PREDECESSOR FUND NAME               CURRENT FUND NAME
---------------------               -----------------
NestEgg Capital Preservation Fund   NestEgg Dow Jones U.S. 2010 Fund
NestEgg 2010 Fund                   NestEgg Dow Jones U.S. 2015 Fund
NestEgg 2020 Fund                   NestEgg Dow Jones U.S. 2020 Fund
NestEgg 2030 Fund                   NestEgg Dow Jones U.S. 2030 Fund
NestEgg 2040 Fund                   NestEgg Dow Jones U.S. 2040 Fund

     The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 each. The Trust offers three classes of shares: Class A, Class C and Institutional Class. Each share class is identical except as to distribution and service fees borne by each class. Income and realized/unrealized gains or losses are allocated to each class based on relative net assets. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. Prior to the March 2, 2006 reorganization, the predecessor funds offered Premium Class and Service Class shares. The Premium Class and Service Class shares of the each of the predecessor funds reorganized into the Class A shares and Institutional Class, respectively, of the Trust's Funds. Class C shares were not previously offered by the predecessor funds.

     Prior to the March 2, 2006 reorganization, each Fund had been established as a "fund of funds", which means that each Fund invested in other mutual funds, primarily passively-managed index funds.

     Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     INVESTMENT VALUATION

     Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS are valued at the market value as of the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time ("Valuation Time"). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the NASDAQ official closing price, if applicable. Debt securities held by a Fund generally are valued based on mean prices as of the close of trading on the principal market in which they trade, usually 3:00 p.m. Eastern Time. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

     Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

     Securities for which market quotations are not readily available are valued at fair value by American Independence Financial Services LLC (the "Adviser") in accordance with guidelines approved by the Trust's Board of Trustees. The Funds typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when the Adviser has reason to believe that available quotations may not be accurate, the Funds may value securities according to methods that are approved by the Funds' Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. For example, the Funds may use fair value methods if a security's value is believed to have been materially affected

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

     by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security's major trading exchange. In such a case, a Fund's value for a security is likely to be different from the last quoted market or pricing service price. The factors to be considered in fair valuing a security include: fundamental analytical data, market conditions, yields of similar securities, trade activity of similar securities and pricing history. Securities may be valued by independent pricing services, approved by the Trust's Board of Trustees, which use prices provided by market makers or estimates of fair value obtained from yield data relating to instruments or securities with similar characteristics.

     INVESTMENT TRANSACTIONS AND RELATED INCOME

     During the period, security transactions are accounted for no later than one business day after following the trade date. For financial reporting purposes, however, security transactions accounted for on trade date on the last business day of the reporting period. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains or losses are allocated among the classes based upon the proportion of relative net assets. Dividend income and realized gain distributions from underlying funds are recognized on the ex-dividend date.

     EXPENSES

     Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

     DISTRIBUTIONS TO SHAREHOLDERS

     The NestEgg Dow Jones U.S. 2010 Fund declares and pays dividends from net investment income monthly. Each of the other NestEgg Dow Jones U.S. Target Date Funds declares and pays dividends from net investment income annually. Distributions from net realized capital gains, if any, are distributed at least annually.

     Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carry forwards and deferrals of certain losses.

     These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

     FEDERAL INCOME TAXES

     The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

     NEW ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
     48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

     In September 2006, FASB issued Statement on Financial Accounting Standards
     (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

3.   RELATED PARTY TRANSACTIONS:

     American Independence Financial Services, LLC ("AIFS" or the "Adviser") serves as the investment adviser to the Funds pursuant to an investment Advisory agreement between the Trust and AIFS. For the Funds' first fiscal year, the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to 0.60% of the Fund's average daily net assets.

                                    Continued

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

     Prior to March 2, 2006, INTRUST Financial Services, Inc. (a wholly-owned subsidiary of INTRUST Bank, N.A.) (the "predecessor adviser") served as the predecessor funds' investment adviser. The predecessor adviser was entitled to receive an annual fee, computed daily and paid monthly, equal to 0.70% of each predecessor fund's average daily net assets. This Advisory fee payable was further reduced by a contractual fee waiver through March 1, 2006 to the extent total fund operating expenses exceeded 1.00% on the former Service Class and 1.55% on the former Premium Class, on an annual basis, of the applicable predecessor fund's daily net assets. In addition, the predecessor adviser, under a sub-investment Advisory agreement with La Jolla Economics (the "predecessor sub-adviser") paid the predecessor sub-adviser a fee of 0.02%, on an annual basis, of each predecessor fund's daily net assets for certain Advisory services provided to the predecessor fund.

     AIFS has contractually agreed to waive a portion of its management fee and reimburse expenses in order to maintain the Funds' total operating expenses at not more than the following percentages of average annual net assets of the share classes through March 1, 2009: 1.45% for Class A Shares, 1.95% for Class C Shares and 0.95% for Institutional Class Shares.

     AIFS also provides certain administrative services necessary for the Funds' operations. For the period from March 2, 2006 through October 31, 2006, the fees for the services provided under such agreement were calculated based on each Fund's average daily net assets at annual rate of 0.15%.

     AIFS has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") whereby BISYS provides sub-administration services for a fee accrued daily and paid monthly, on aggregate net assets of all Funds in the Trust, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF   FEE RATE
------------------------------------   --------
Up to $500 million                      0.075%
In excess of $500 million but not
   exceeding $1 billion                 0.060%
In excess of $1 billion                 0.050%

     Prior to March 2, 2006, BISYS served as the predecessor funds' administrator pursuant to an administration agreement under which the BISYS provided services for a fee computed daily and paid monthly at an annual rate of 0.20% of each predecessor fund's average daily net assets. For the period November 1, 2005 through March 1, 2006, BISYS waived its administration fees in an amount of 0.10% of each predecessor fund's average daily net assets.

     Each of the Funds has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") that allows its Class A and Class C Shares to pay a distribution and service fee, as defined by the National Association of Securities Dealers ("NASD"), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services and expenses of the Class A and Class C assets, and up to 0.25% for services, as defined by NASD of Class A assets and up to 0.75% of Class C assets.

     BISYS Fund Services Limited Partnership, an affiliate of BISYS, serves as the Funds' distributor and had served as the distributor to the predecessor funds. BISYS also serves the Funds as transfer agent and fund accountant and served in similar capacities for the predecessor funds. An employee of BISYS serves the Funds as Chief Compliance Officer.

     Prior to March 2, 2006, other financial organizations ("Service Organizations"), including affiliates of INTRUST Financial Services, Inc., were permitted to provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds paid fees to Service Organizations in amounts up to an annual rate of 0.25% of the average daily net assets of the Funds' shares owned by shareholders with whom the Service Organizations had a servicing relationship.

4.   SHARES OF BENEFICIAL INTEREST:

     The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

5.   SECURITIES TRANSACTIONS:

     The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the year ended October 31, 2006 were as follows:

                                        PURCHASES       SALES
                                       -----------   -----------
NestEgg Dow Jones U.S. 2010 Fund....   $ 9,490,524   $ 9,641,791
NestEgg Dow Jones U.S. 2015 Fund....    19,601,600    22,477,612
NestEgg Dow Jones U.S. 2020 Fund....    46,901,008    47,819,695
NestEgg Dow Jones U.S. 2030 Fund....    30,104,875    29,787,405
NestEgg Dow Jones U.S. 2040 Fund....    32,328,664    31,236,151

                                  Continued

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

     The cost of purchases and the proceeds from sales of U.S. government securities for the year ended October 31, 2006 were as follows:

                                        PURCHASES       SALES
                                       -----------   ----------
NestEgg Dow Jones U.S. 2010 Fund       $ 3,491,569   $  572,541
NestEgg Dow Jones U.S. 2015 Fund         6,362,704    1,053,083
NestEgg Dow Jones U.S. 2020 Fund        12,728,088    4,595,421
NestEgg Dow Jones U.S. 2030 Fund         2,943,994      848,489
NestEgg Dow Jones U.S. 2040 Fund           964,567      103,352

6.   FEDERAL INCOME TAX INFORMATION:

     At October 31, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes were as follows:

                                                                                       NET UNREALIZED
                                                     TAX UNREALIZED   TAX UNREALIZED    APPRECIATION
                                         TAX COST     APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
                                       -----------   --------------   --------------   --------------
NestEgg Dow Jones U.S. 2010 Fund       $ 6,234,035     $  172,623        $ 54,740         $117,883
NestEgg Dow Jones U.S. 2015 Fund        14,711,131        574,845         215,612          359,233
NestEgg Dow Jones U.S. 2020 Fund        30,487,417      1,507,334         672,574          834,760
NestEgg Dow Jones U.S. 2030 Fund        19,739,470      1,306,766         687,213          619,553
NestEgg Dow Jones U.S. 2040 Fund        21,308,450      1,552,923         843,393          709,530

     The tax character of distributions paid during the fiscal year ended October 31, 2006 were as follows:

                                        DISTRIBUTIONS PAID FROM
                                       ------------------------
                                       ORDINARY   NET LONG TERM   TOTAL TAXABLE   TAX RETURN OF   TOTAL DISTRIBUTIONS
                                        INCOME    CAPITAL GAINS   DISTRIBUTIONS      CAPITAL            PAID(1)
                                       --------   -------------   -------------   -------------   -------------------
NestEgg Dow Jones U.S. 2010 Fund       $201,527      $229,392        $430,919          $--              $430,919
NestEgg Dow Jones U.S. 2015 Fund        133,933       416,998         550,931           --               550,931
NestEgg Dow Jones U.S. 2020 Fund        210,208            --         210,208           --               210,208
NestEgg Dow Jones U.S. 2030 Fund        115,918       143,027         258,945           --               258,945
NestEgg Dow Jones U.S. 2040 Fund        108,985            --         108,985           --               108,985

     The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows:

                                        DISTRIBUTIONS PAID FROM
                                       ------------------------
                                       ORDINARY   NET LONG TERM   TOTAL TAXABLE   TAX RETURN OF   TOTAL DISTRIBUTIONS
                                        INCOME    CAPITAL GAINS   DISTRIBUTIONS      CAPITAL            PAID(1)
                                       --------   -------------   -------------   -------------   -------------------
NestEgg Dow Jones U.S. 2010 Fund*      $157,925      $162,459        $320,384        $    --            $320,384
NestEgg Dow Jones U.S. 2015 Fund**      411,179            --         411,179             --             411,179
NestEgg Dow Jones U.S. 2020 Fund        569,506            --         569,506             --             569,506
NestEgg Dow Jones U.S. 2030 Fund        247,526            --         247,526             --             247,526
NestEgg Dow Jones U.S. 2040 Fund        171,210            --         171,210         22,852             194,062

* Name was changed during the 2006 reporting period. Previous name was Capital Preservation Fund.

** Name was changed during the 2006 reporting period. Previous name was NestEgg 2010 Fund.

                                    Continued

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis was as follows:

                                       UNDISTRIBUTED   UNDISTRIBUTED                                 UNREALIZED         TOTAL
                                          ORDINARY       LONG--TERM    ACCUMULATED   DIVIDENDS      APPRECIATION     ACCUMULATED
                                           INCOME      CAPITAL GAINS     EARNINGS     PAYABLE    (DEPRECIATION)(2)     EARNINGS
                                       -------------   -------------   -----------   ---------   -----------------   -----------
NestEgg Dow Jones U.S. 2010 Fund          $ 91,332       $  136,113     $  227,445   $(18,690)        $117,883        $  326,638
NestEgg Dow Jones U.S. 2015 Fund           561,591          705,567      1,267,158         --          359,233         1,626,391
NestEgg Dow Jones U.S. 2020 Fund           558,200        1,140,809      1,699,009         --          834,760         2,533,769
NestEgg Dow Jones U.S. 2030 Fund           580,967        1,933,649      2,514,616         --          619,553         3,134,169
NestEgg Dow Jones U.S. 2040 Fund           230,822        2,528,870      2,759,692         --          709,530         3,469,222

* The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for federal income tax purposes. Short-term capital gain distributions are treated as ordinary income distributions for tax purposes.

(2) The differences between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and return of capital adjustments from real estate investment trusts.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of American Independence Funds Trust:

We have audited the accompanying statements of assets and liabilities of American Independence Funds Trust (comprising NestEgg Dow Jones U.S. 2010 Fund, NestEgg Dow Jones U.S. 2015 Fund, NestEgg Dow Jones U.S. 2020 Fund, NestEgg Dow Jones U.S. 2030 Fund and NestEgg Dow Jones U.S. 2040 Fund, collectively the "Funds"), including the schedules of investments as of October 31, 2006, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets of the Funds for the year ended October 31, 2005 and the financial highlights of the Funds for each of the four years in the period ended October 31, 2005 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 29, 2005.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds were not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of American Independence Funds Trust as of October 31, 2006, the results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules of investments in securities as of October 31, 2006 appearing in Item 6 of the Form N-CSR is presented for the purpose of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Funds' management. Such information has been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Grant Thornton LLP

Chicago, Illinois
December 8, 2006

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

INDEPENDENT TRUSTEES

                                                                                                         NUMBER
                                                                                                        OF FUNDS        OTHER
                       POSITION(S)     TERM OF OFFICE                                                  IN COMPLEX   DIRECTORSHIPS
NAME, ADDRESS           HELD WITH       AND LENGTH OF           PRINCIPAL OCCUPATION(S) DURING          OVERSEEN       HELD BY
AND AGE                  COMPANY         TIME SERVED                   PAST FIVE YEARS                 BY TRUSTEE      TRUSTEE
-------------          -----------     --------------           ------------------------------         ----------   -------------
Terry L. Carter       Trustee         Indefinite         Retired                                           10       None
335 Madison Avenue,
New York, NY 10017
Age: 56

Joseph Hankin         Trustee         Indefinite         President, Westchester Community College          10       None
335 Madison Avenue,                                      since 1971
New York, NY 10017
Age: 65

Jeffrey Haas          Trustee         Indefinite         Professor of Law, New York Law School             10       None
335 Madison Avenue,                                      1996-Present
New York, NY 10017
Age: 43

Thomas F. Kice        Trustee         Indefinite         President of Kice Industries, Inc.                10       None
335 Madison Avenue,
New York, NY 10017
Age 55

George Mileusnic      Trustee         Indefinite         Chief Financial Officer of Caribou Coffee,        10       None
335 Madison Avenue,                                      Inc. (2001- present). Chief Financial
New York, NY 10017                                       Officer of Dean and DeLuca (2000-2001).
Age: 50                                                  Executive Vice President of The Coleman
                                                         Company (9/89-9/98).

Peter Ochs            Trustee         Indefinite         Manager of Ochs & Associates, Inc.                10       None
335 Madison Avenue,
New York, NY 10017
Age: 51

Richard Wedemeyer     Trustee         Indefinite         Retired. Formerly Vice President Finance          10       ING Mutual
335 Madison Avenue,                                      and Administration The Channel Corporation                 Funds (2001-
New York, NY 10017                                       (June 1996-April 2002)                                     Present)
Age:70

INTERESTED TRUSTEES

Ronald L. Baldwin     Trustee         Indefinite         From 1980 to 2005, Director INTRUST               10       None
335 Madison Avenue,                                      Financial Services, Inc. Director of
New York, NY 10017                                       INTRUST Brokerage, Inc., and Chief
Age: 49                                                  Operating Officer and President of INTRUST
                                                         Bank, N.A..

John J. Pileggi       Trustee         Indefinite         Managing Partner of American Independence         10       None
335 Madison Avenue,                                      Financial Services, LLC since 2004.
New York, NY 10017                                       Formerly President and Chief Executive
Age: 46                                                  Officer, Mercantile Capital Advisors Inc.
                                                         (2002-2004). Formerly, President and Chief
                                                         Executive Officer, PLUSFunds.com
                                                         (2000-2002). Formerly, President and CEO of
                                                         ING Mutual Fund Management Co. LLC (1998-
                                                         2000).

TRUSTEE EMERITUS

Guy Vander Jagt       Trustee         Indefinite         Partner, Baker & Hostetler, LLP 1993-             10       None
335 Madison Avenue,   Emeritus                           Present
New York, NY 10017
Age: 73

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

OFFICERS

                                                                                                         NUMBER
                                                                                                        OF FUNDS        OTHER
                       POSITION(S)     TERM OF OFFICE                                                  IN COMPLEX   DIRECTORSHIPS
NAME, ADDRESS           HELD WITH       AND LENGTH OF           PRINCIPAL OCCUPATION(S) DURING          OVERSEEN       HELD BY
AND AGE                  COMPANY         TIME SERVED                   PAST FIVE YEARS                 BY TRUSTEE      TRUSTEE
-------------          -----------     --------------           ------------------------------         ----------   -------------
Eric Rubin            President       7/2005-Present     President, American Independence Financial       N/A            N/A
Age: 38                                                  Services, LLC (2/05-Present). Formerly
                                                         Senior Vice President Mercantile Capital
                                                         Advisers (4/03-4/04). Formerly Senior Vice
                                                         President DST International (01/02-04/03).
                                                         Formerly President EMR Financial Services
                                                         (06/00-02/01). Formerly Senior Vice
                                                         President ING Funds (06/98-12/99).

Jared Goldstrom       Vice            7/2005-Present     Vice President and Portfolio Manager,            N/A            N/A
Age: 29               President                          American Independence Financial Services,
                      and Portfolio                      LLC (05/05-Present). Formerly Head Trader
                      Manager                            of a private investment fund based in New
                                                         York (07-04-05/05). Formerly Head Managing
                                                         Trader at E*Trade Professional, the trading
                                                         division of E*Trade Securities
                                                         (07/00-07/04).

John J. Pileggi       Treasurer       7/2005 - present   Managing Partner, American Independence          N/A            N/A
Age: 47                                                  Financial Services, LLC (2004-Present).
                                                         Formerly, President and Chief Executive
                                                         Officer, Mercantile Capital Advisors Inc.
                                                         (2002-2004). Formerly, President and Chief
                                                         Executive Officer, PLUSFunds.com
                                                         (2000-2002). Formerly President and CEO of
                                                         ING Mutual Fund Management Co., LLC
                                                         (1998-2000). Formerly Managing Director of
                                                         Furman Selz LLC (1994-1998).

Theresa Donovan       Secretary       7/2005 - Present   Senior Director Compliance and                   N/A            N/A
Age: 56                                                  Administration American Independence
                                                         Financial Services, LLC (05/05-Present).
                                                         Formerly Senior Corporate Paralegal, Paul,
                                                         Weiss, Rifkind, Wharton & Garrison, LLP
                                                         (04/98-05/05).

Additional information regarding the Trustees and Officers may be found in the Trust's Statement of Additional Information and is available, without charge, upon request, by calling 1-866-410-2006.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

ADDITIONAL FUND INFORMATION (UNAUDITED)
OCTOBER 31, 2006

NESTEGG DOW JONES U.S. 2010 FUND

                                     % OF NET
PORTFOLIO DIVERSIFICATION             ASSETS
-------------------------            --------
Corporate Bonds                         24.7
U.S Gov't Agency Pass Through           24.4
Common Stocks                           22.8
U.S. Treasury Obligations               17.8
U.S. Gov't Agencies                      6.8
Investment Companies                     5.2
                                      ------
Total Investments                      101.7
Other Assets and Liabilities (Net)      (1.7)
                                      ------
Net Assets                            100.00%
                                      ======

NESTEGG DOW JONES U.S. 2015 FUND

                                     % OF NET
PORTFOLIO DIVERSIFICATION             ASSETS
-------------------------            --------
Common Stocks                           41.7
Corporate Bonds                         18.1
US Gov't Agency Pass Through            17.8
US Treasury Obligations                 14.0
US Gov't Agencies                        5.0
Investment Companies                     3.3
                                      ------
Total Investments                       99.9
Other Assets and Liabilities (Net)       0.1
                                      ------
Net Assets                            100.00%
                                      ======

NESTEGG DOW JONES U.S. 2020 FUND

                                     % OF NET
PORTFOLIO DIVERSIFICATION             ASSETS
-------------------------            --------
Common Stocks                           56.8
Corporate Bonds                         13.2
U.S Gov't Agency Pass Through           13.0
U.S. Treasury Obligations                9.5
U.S. Gov't Agencies                      4.7
Investment Companies                     2.5
                                      ------
Total Investments                       99.7
Other Assets and Liabilities (Net)       0.3
                                      ------
Net Assets                            100.00%
                                      ======

NESTEGG DOW JONES U.S. 2030 FUND

                                     % OF NET
PORTFOLIO DIVERSIFICATION             ASSETS
-------------------------            --------
Common Stocks                           80.3
Corporate Bonds                          5.2
U.S Gov't Agency Pass Through            5.1
U.S. Treasury Obligations                5.0
U.S. Gov't Agencies                      1.6
Investment Companies                     2.9
                                      ------
Total Investments                      100.1
Other Assets and Liabilities (Net)      (0.1)
                                      ------
Net Assets                            100.00%
                                      ======

NESTEGG DOW JONES U.S. 2040 FUND

                                     % OF NET
PORTFOLIO DIVERSIFICATION             ASSETS
-------------------------            --------
Common Stocks                           89.6
U.S. Treasury Obligations                2.8
Corporate Bonds                          2.0
U.S Gov't Agency Pass Through            2.0
U.S. Gov't Agencies                      0.4
Investment Companies                     3.0
                                      ------
Total Investments                       99.8
Other Assets and Liabilities (Net)       0.2
                                      ------
Net Assets                            100.00%
                                      ======

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 through October 31, 2006.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


                                                           BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                                                         ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*     DURING PERIOD**
                                                             5/1/06         10/31/06     5/1/06 - 10/31/06   5/1/06 - 10/31/06
                                                         -------------   -------------   -----------------   -----------------
NestEgg Dow Jones U.S. 2010 Fund   Institutional Class     $1,000.00       $1,041.10           $ 4.89              0.95%
                                   Class A                  1,000.00        1,038.70             7.45              1.45%
                                   Class C                  1,000.00        1,036.40            10.01              1.95%

NestEgg Dow Jones U.S. 2015 Fund   Institutional Class      1,000.00        1,040.50             4.89              0.95%
                                   Class A                  1,000.00        1,037.90             7.45              1.45%
                                   Class C                  1,000.00        1,036.00            10.01              1.95%

NestEgg Dow Jones U.S. 2020 Fund   Institutional Class      1,000.00        1,037.80             4.88              0.95%
                                   Class A                  1,000.00        1,035.30             7.44              1.45%
                                   Class C                  1,000.00        1,032.50             9.99              1.95%

NestEgg Dow Jones U.S. 2030 Fund   Institutional Class      1,000.00        1,026.90             4.85              0.95%
                                   Class A                  1,000.00        1,024.40             7.40              1.45%
                                   Class C                  1,000.00        1,021.70             9.94              1.95%

NestEgg Dow Jones U.S. 2040 Fund   Institutional Class      1,000.00        1,023.50             4.85              0.95%
                                   Class A                  1,000.00        1,020.30             7.38              1.45%
                                   Class C                  1,000.00        1,017.60             9.92              1.95%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**   Annualized.

NESTEGG DOW JONES U.S. TARGET DATE FUNDS

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                                                         ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*     DURING PERIOD**
                                                             5/1/06         10/31/06     5/1/06 - 10/31/06   5/1/06 - 10/31/06
                                                         -------------   -------------   -----------------   -----------------
NestEgg Dow Jones U.S. 2015 Fund   Institutional Class      1,000.00        1,020.42            4.84               0.95%
                                   Class A                  1,000.00        1,017.90            7.37               1.45%
                                   Class C                  1,000.00        1,015.38            9.91               1.95%

NestEgg Dow Jones U.S. 2020 Fund   Institutional Class      1,000.00        1,020.42            4.84               0.95%
                                   Class A                  1,000.00        1,017.90            7.37               1.45%
                                   Class C                  1,000.00        1,015.38            9.91               1.95%

NestEgg Dow Jones U.S. 2030 Fund   Institutional Class      1,000.00        1,020.42            4.84               0.95%
                                   Class A                  1,000.00        1,017.90            7.37               1.45%
                                   Class C                  1,000.00        1,015.38            9.91               1.95%

NestEgg Dow Jones U.S. 2040 Fund   Institutional Class      1,000.00        1,020.42            4.84               0.95%
                                   Class A                  1,000.00        1,017.90            7.37               1.45%
                                   Class C                  1,000.00        1,015.38            9.91               1.95%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**   Annualized.

                       This page intentionally left blank.

(AMERICAN INDEPENDENCE FUNDS LOGO)

INVESTMENT ADVISER AND ADMINISTRATOR:
American Independence Financial Services, LLC
335 Madison Avenue, Mezzanine
New York, NY 10017

CUSTODIAN:
INTRUST Bank NA
105 North Main Street
Wichita, Kansas 67202

TRANSFER AGENT:
BISYS Fund Services Ohio, Inc.
3435 Stelzer Rd.
Columbus, OH 43219

DISTRIBUTOR:
BISYS Fund Services Limited Partnership
3435 Stelzer Rd.
Columbus, OH 43219

FOR ADDITIONAL INFORMATION, CALL: 1-866-410-2006

This material must be preceded or accompanied by a current prospectus.

NE AR 103106
12/06

ITEM 2. CODE OF ETHICS.

     (a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

     (b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is George Mileusnic, who is "independent" for purposes of this Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

                       2006        2005
                     --------    --------
Audit Fees           $113,750   $ 125,000
Audit-Related Fees   $      0   $       0
Tax Fees             $ 32,750   $  36,000
All Other Fees       $      0   $       0

The registrant's Audit Committee shall have, among other things, the following specific duties and responsibilities:

     - To pre-approve all audit services to be provided to the Funds by the Funds' independent auditors; and

     - To pre-approve all permitted non-audit services, including tax services, to be provided to the Funds by the independent auditors. The Audit Committee may delegate to one or more members the authority to grant such pre-approvals. The actions taken by such member or members shall be reported to the full Audit Committee

(e) No services were approved pursuant to the procedures contained in paragraph
(C) (7) (i) (C) of Rule 2-01 of Registration S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

AMERICAN INDEPENDENCE FUNDS
NESTEGG DOW JONES U.S. 2010 FUND

Schedule of Portfolio Investments
October 31, 2006

                                                                  SHARES OR
                                                                  PRINCIPAL
                                                                    AMOUNT           VALUE
                                                                -------------   ---------------
COMMON STOCKS (22.8%)
BASIC MATERIALS (1.0%)
A. Schulman, Inc. (a)                                                      19   $           460
Air Products & Chemicals, Inc. (a)                                         10               697
Airgas, Inc. (a)                                                           40             1,512
Albemarle Corp.                                                            23             1,496
Alcoa, Inc. (a)                                                            33               954
Aleris International, Inc.                                                 19               979
Allegheny Technologies, Inc. (a)                                           21             1,653
Arch Coal, Inc.                                                            32             1,108
Ashland, Inc.                                                              17             1,005
Bowater, Inc. (a)                                                          34               711
Cabot Corp.                                                                13               514
Cambrex Corp. (a)                                                          17               398
Carpenter Technology Corp. (a)                                             14             1,498
Celanese Corp. Series A                                                    28               577
Chaparral Steel Co.                                                        24               998
Chemtura Corp.                                                             56               480
Cleveland-Cliffs, Inc. (a)                                                 23               973
Coeur d'Alene Mines Corp. (a)                                             192               941
Consol Energy, Inc.                                                        41             1,451
Cytec Industries, Inc. (a)                                                 22             1,219
Dow Chemical Co. (a)                                                       36             1,468
E.I. DuPont de Nemours & Co. (a)                                           16               733
Eastman Chemical Co. (a)                                                   20             1,218
Ecolab, Inc. (a)                                                           38             1,723
Ferro Corp. (a)                                                            28               552
FMC Corp. (a)                                                              19             1,302
Freeport-McMoRan Copper & Gold, Inc. Class B (a)                           11               665
H.B. Fuller Co. (a)                                                        41             1,016
Hercules, Inc. (a)                                                         78             1,420
Huntsman Corp. (a)                                                         23               397
Interface, Inc.                                                            68               989
International Coal Group, Inc.                                             81               420
International Flavors & Fragrances, Inc. (a)                               21               892
International Paper Co. (a)                                                19               634
Jacuzzi Brands, Inc.                                                       51               632
Lubrizol Corp. (a)                                                         33             1,485
Lyondell Chemical Co. (a)                                                  52             1,335
Massey Energy Co.                                                          22               556
Meridian Gold, Inc. (a)                                                    24               607
Minerals Technologies, Inc.                                                11               607
Monsanto Co.                                                               32             1,415
Mosaic Co.                                                                 34               636
Neenah Paper, Inc.                                                          9               331
Newmont Mining Corp. (a)                                                   24             1,086
Nucor Corp. (a)                                                            10               584
Olin Corp. (a)                                                             50               865
OM Group, Inc. (a)                                                         19             1,083
Orbotech Ltd.                                                              22               531
Oregon Steel Mills, Inc. (a)                                               20             1,088

Peabody Energy Corp.                                                       18               755
Phelps Dodge Corp. (a)                                                      8               803
PPG Industries, Inc. (a)                                                    8               547
Praxair, Inc. (a)                                                          18             1,085
Rohm & Haas Co. (a)                                                        34             1,762
RPM International, Inc. (a)                                                80             1,532
RTI International Metals, Inc. (a)                                         12               736
Ryerson, Inc.                                                              16               386
Sensient Technologies Corp.                                                30               692
Sigma-Aldrich Corp. (a)                                                    13               976
Steel Dynamics, Inc.                                                       10               601
Stillwater Mining Co.                                                      32               344
Tredegar Corp. (a)                                                         20               349
United States Steel Corp.                                                  29             1,961
USEC, Inc.                                                                 60               670
Valspar Corp. (a)                                                          69             1,850
Wausau Paper Corp.                                                         31               420
Weyerhaeuser Co. (a)                                                        9               572
Worthington Industries, Inc. (a)                                           49               847
                                                                                ---------------
                                                                                         62,782
                                                                                ---------------
CONSUMER GOODS (1.8%)
Altria Group, Inc.                                                         71             5,773
American Axle & Manufacturing Holdings, Inc.                               29               544
Anheuser-Busch Cos., Inc. (a)                                              28             1,328
ArvinMeritor, Inc.                                                         36               541
Beazer Homes USA, Inc. (a)                                                 26             1,127
Black & Decker Corp. (a)                                                   17             1,426
BLYTH, Inc.                                                                20               478
BorgWarner, Inc.                                                           15               863
Briggs & Stratton Corp. (a)                                                12               306
Brown-Forman Corp. Class B (a)                                             10               722
Brunswick Corp. (a)                                                        22               693
Bunge Ltd.                                                                 28             1,795
Callaway Golf Co. (a)                                                      47               631
Campbell Soup Co. (a)                                                      10               374
Carter's, Inc.                                                             12               339
Centex Corp. (a)                                                           28             1,464
Champion Enterprises, Inc.                                                 38               352
Chiquita Brands International, Inc.                                        28               384
Church & Dwight Co. (a)                                                    36             1,461
Clorox Co. (a)                                                              8               516
Coach, Inc.                                                                22               872
Coca-Cola Co. (a)                                                          86             4,017
Colgate-Palmolive Co. (a)                                                  30             1,919
ConAgra Foods, Inc. (a)                                                    20               523
Cooper Tire & Rubber Co. (a)                                               43               461
Corn Products International, Inc.                                          50             1,810
D.R. Horton, Inc. (a)                                                      12               281
Del Monte Foods Co.                                                        46               496
Eastman Kodak Co. (a)                                                      67             1,635
Electronic Arts, Inc.                                                      18               952
Energizer Holdings, Inc.                                                   12               938
Flowers Foods, Inc.                                                        32               869
Ford Motor Co.                                                             67               555
Fossil, Inc.                                                               35               764
Furniture Brands International, Inc. (a)                                   26               484
Garmin Ltd.                                                                25             1,335
General Mills, Inc. (a)                                                    12               682
General Motors Corp. (a)                                                   14               489
Gentex Corp.                                                               37               589
Genuine Parts Co. (a)                                                      39             1,775

Goodyear Tire & Rubber Co. (a)                                            105             1,610
H.J. Heinz Co. (a)                                                         13               548
Hain Celestial Group, Inc.                                                 25               706
Hanesbrands, Inc.                                                          23               543
Hansen Natural Corp. (a)                                                   41             1,302
Harley-Davidson, Inc. (a)                                                  15             1,029
Harman International Industries, Inc. (a)                                  14             1,433
Hasbro, Inc. (a)                                                           35               907
Herman Miller, Inc. (a)                                                    14               480
Hershey Co. (a)                                                             9               476
HNI Corp.                                                                  10               450
Hormel Foods Corp. (a)                                                     18               650
J.M. Smucker Co.                                                           13               637
JAKKS Pacific, Inc.                                                        18               390
Jarden Corp.                                                                7               252
Johnson Controls, Inc. (a)                                                  7               571
Jones Apparel Group, Inc.                                                  27               902
KB Home                                                                    19               854
Kellwood Co. (a)                                                           19               581
Kimberly-Clark Corp. (a)                                                   18             1,197
La-Z-Boy, Inc. (a)                                                         35               429
Lancaster Colony Corp. (a)                                                 14               568
Lear Corp. (a)                                                             46             1,390
Leggett & Platt, Inc. (a)                                                  43             1,004
Lennar Corp. Class A                                                       30             1,424
Liz Claiborne, Inc. (a)                                                    24             1,012
M.D.C. Holdings, Inc. (a)                                                   8               399
Martek Biosciences Corp.                                                   17               403
Mattel, Inc. (a)                                                           89             2,014
McCormick & Co., Inc. (a)                                                  26               972
Meritage Homes Corp.                                                       16               732
Modine Manufacturing Co.                                                   22               524
Nautilus, Inc.                                                             21               297
Newell Rubbermaid, Inc. (a)                                                65             1,871
Nike, Inc. Class B (a)                                                     11             1,011
Nu Skin Enterprises, Inc. Class A (a)                                      36               688
NutriSystem, Inc.                                                          14               864
Oakley, Inc. (a)                                                           19               353
PepsiCo, Inc. (a)                                                         102             6,470
Phillips-Van Heusen Corp. (a)                                              29             1,327
Polo Ralph Lauren Corp.                                                    14               994
Pool Corp.                                                                 30             1,229
Procter & Gamble Co. (a)                                                  161            10,205
Pulte Homes, Inc. (a)                                                       9               279
Quiksilver, Inc.                                                           88             1,228
Ralcorp Holdings, Inc. (a)                                                 15               742
Reynolds American, Inc.                                                     7               442
Ryland Group, Inc. (a)                                                     11               505
Smithfield Foods, Inc.                                                     26               699
Spectrum Brands, Inc.                                                      28               272
Standard Pacific Corp. (a)                                                 16               388
Stanley Works (a)                                                          20               953
Steelcase, Inc. Class A                                                    42               696
Stride Rite Corp. (a)                                                      22               325
Superior Industries International, Inc. (a)                                14               237
Thor Industries, Inc. (a)                                                   8               351
THQ, Inc.                                                                  36             1,083
Timberland Co. (a)                                                         29               837
Toll Brothers, Inc. (a)                                                    30               867
TreeHouse Foods, Inc.                                                      23               583
Tupperware Brands Corp. (a)                                                42               892
Tyson Foods, Inc. Class A (a)                                              58               838

Universal Corp. (a)                                                        17               626
UST, Inc. (a)                                                              38             2,035
VF Corp. (a)                                                               20             1,520
Visteon Corp.                                                              87               642
WCI Communities, Inc.                                                      24               387
WD-40 Co.                                                                  12               408
Weight Watchers International, Inc.                                        11               480
Whirlpool Corp. (a)                                                         1                86
Winnebago Industries, Inc. (a)                                             16               533
WM. Wrigley Jr. Co. (a)                                                    11               571
Wolverine World Wide, Inc. (a)                                             38             1,078
                                                                                ---------------
                                                                                        114,844
                                                                                ---------------
CONSUMER SERVICES (3.0%)
99 Cents Only Stores                                                       32               384
Abercrombie & Fitch Co.                                                    20             1,533
Adesa, Inc.                                                                22               553
Advance Auto Parts, Inc.                                                   24               840
ADVO, Inc.                                                                 17               499
Aeropostale, Inc.                                                          31               909
AirTran Holdings, Inc. (a)                                                 63               628
Amazon.com, Inc. (a)                                                       17               648
American Greetings Corp. Class A (a)                                       33               789
AmerisourceBergen Corp.                                                    45             2,124
Ann Taylor Stores Corp.                                                    15               660
Apollo Group, Inc. Class A                                                  8               296
Applebee's International, Inc. (a)                                         54             1,232
aQuantive, Inc.                                                            39             1,060
ARAMARK Corp. Class B                                                      30             1,003
Arbitron, Inc.                                                             16               672
AutoNation, Inc.                                                           34               682
AutoZone, Inc. (a)                                                         12             1,344
Avid Technology, Inc.                                                      24               867
Avis Budget Group, Inc.                                                     3                59
Aztar Corp. (a)                                                            22             1,179
Bally Technologies, Inc.                                                   31               615
Barnes & Noble, Inc.                                                       30             1,239
Bed Bath & Beyond, Inc.                                                    17               685
Belo Corp. Series A (a)                                                    23               403
Best Buy Co., Inc.                                                         23             1,271
Big Lots, Inc.                                                             78             1,644
BJ's Wholesale Club, Inc.                                                  15               430
Blockbuster, Inc. Class A                                                  78               306
Bob Evans Farms, Inc. (a)                                                  25               848
Borders Group, Inc.                                                        38               782
Boyd Gaming Corp. (a)                                                      12               474
Cablevision Systems Corp.                                                  49             1,362
Cardinal Health, Inc. (a)                                                  24             1,571
Career Education Corp.                                                     17               379
CarMax, Inc.                                                               24             1,063
Casey's General Stores, Inc.                                               34               825
Catalina Marketing Corp.                                                   24               608
Cato Corp. Class A (a)                                                     20               458
CBRL Group, Inc.                                                           19               834
CBS Corp. Class B                                                          29               839
CEC Entertainment, Inc.                                                    18               620
Charming Shoppes, Inc. (a)                                                 84             1,243
Cheesecake Factory, Inc.                                                   41             1,158
Chemed Corp.                                                               15               532
Chico's Fas, Inc.                                                          39               933
Children's Place Retail Stores, Inc.                                       13               912
Circuit City Stores, Inc. (a)                                              41             1,106
Clear Channel Communications, Inc. (a)                                     20               697

CNET Networks, Inc.                                                        79               706
Coldwater Creek, Inc.                                                      14               427
Comcast Corp. Class A                                                      74             3,010
Comcast Corp. Special Class A                                              31             1,255
Continental Airlines, Inc. Class B                                         60             2,213
Corinthian Colleges, Inc.                                                  63               772
Costco Wholesale Corp. (a)                                                 27             1,441
Cox Radio, Inc.                                                            22               370
Cumulus Media, Inc.                                                        23               247
CVS Corp. (a)                                                              10               314
Dick's Sporting Goods, Inc.                                                17               846
Dillard's, Inc. (a)                                                        20               603
Discovery Holding Co. Class A                                              65               965
Dollar General Corp. (a)                                                   71               996
Dollar Tree Stores, Inc.                                                   26               808
Dress Barn, Inc.                                                           24               521
Dun & Bradstreet Corp.                                                     14             1,081
E.W. Scripps Co. Class A                                                   18               890
eBay, Inc.                                                                 61             1,960
EchoStar Communications Corp. (a)                                          43             1,527
Emmis Communications Corp. Class A                                         24               296
Entercom Communications Corp. Class A                                      25               692
Expedia, Inc.                                                              66             1,073
FactSet Research Systems, Inc. (a)                                          8               407
Family Dollar Stores, Inc. (a)                                             35             1,031
Federated Department Stores, Inc.                                          20               878
Foot Locker, Inc.                                                          38               881
Fred's, Inc.                                                               27               353
GameStop Corp. Class A                                                     10               511
Gannett Co., Inc. (a)                                                       9               532
Gaylord Entertainment Co.                                                  23             1,070
Gemstar-TV Guide International, Inc.                                      181               630
Getty Images, Inc.                                                         11               476
Guitar Center, Inc.                                                        15               651
H&R Block, Inc. (a)                                                        70             1,530
Home Depot, Inc. (a)                                                       97             3,621
Hot Topic, Inc.                                                            29               293
International Game Technology (a)                                          20               850
International Speedway Corp. Class A (a)                                   18               934
Interpublic Group of Cos. (a)                                             107             1,167
ITT Educational Services, Inc. (a)                                         23             1,586
J.C. Penney Co., Inc. (a)                                                  11               828
Jack in the Box, Inc.                                                      20             1,122
JetBlue Airways Corp.                                                      37               465
John Wiley & Sons, Inc. Class A (a)                                        23               812
Kohl's Corp. (a)                                                           18             1,271
Krispy Kreme Doughnuts, Inc.                                               38               409
Kroger Co. (a)                                                             23               517
Lamar Advertising Co. Class A                                              20             1,154
Las Vegas Sands Corp.                                                       6               457
Laureate Education, Inc.                                                   26             1,371
Lee Enterprises, Inc.                                                      28               799
Liberty Global, Inc. Series C                                              50             1,272
Liberty Media Holding Corp. Capital Series A                                8               712
Liberty Media Holding Corp. Interactive Serie                              40               883
Limited Brands, Inc. (a)                                                   13               383
Live Nation, Inc.                                                          33               702
Lone Star Steakhouse & Saloon, Inc. (a)                                    12               328
Longs Drug Stores Corp. (a)                                                17               732
Lowe's Cos. (a)                                                            90             2,713

Marriott International, Inc. Class A (a)                                   21               877
Matthews International Corp. Class A                                       17               653
McDonald's Corp. (a)                                                       34             1,425
McGraw-Hill Cos. (a)                                                       21             1,348
McKesson Corp. (a)                                                         18               902
Men's Wearhouse, Inc.                                                      27             1,076
Meredith Corp. (a)                                                         23             1,208
Michaels Stores, Inc.                                                      27             1,188
Navteq Corp.                                                               21               697
Netflix, Inc.                                                              34               940
New York Times Co. Class A (a)                                             35               846
News Corp. Class A                                                        109             2,273
News Corp. Class B                                                         30               652
Nordstrom, Inc. (a)                                                        48             2,273
O'Reilly Automotive, Inc.                                                  26               840
Office Depot, Inc.                                                         63             2,645
OfficeMax, Inc.                                                            16               761
Omnicare, Inc. (a)                                                         27             1,023
P.F. Chang's China Bistro, Inc.                                            14               585
Panera Bread Co. Class A                                                   17             1,051
Pantry, Inc.                                                               14               764
Papa John's International, Inc.                                            12               440
Payless Shoesource, Inc.                                                   45             1,204
Penn National Gaming, Inc.                                                 14               512
Pep Boys-Manny Moe & Jack (a)                                              34               482
PETsMART, Inc.                                                             32               921
Pier 1 Imports, Inc. (a)                                                   54               353
R.H. Donnelley Corp.                                                       12               723
Radio One, Inc. Class D                                                    47               319
RadioShack Corp.                                                           32               571
Reader's Digest Association, Inc.                                          25               360
Regis Corp.                                                                26               976
Rent-A-Center, Inc.                                                        50             1,438
Rite Aid Corp. (a)                                                        121               566
Royal Caribbean Cruises Ltd.                                               32             1,296
Ryan's Restaurant Group, Inc.                                              27               438
Sabre Holdings Corp. (a)                                                   32               813
Safeway, Inc. (a)                                                          21               617
Saks, Inc.                                                                 82             1,586
Scholastic Corp. (a)                                                       24               754
Scientific Games Corp.                                                     11               308
Sears Holdings Corp.                                                        6             1,047
Service Corp. International (a)                                           197             1,797
ServiceMaster Co.                                                          70               793
Sinclair Broadcast Group, Inc. Class A                                     34               307
Sirius Satellite Radio, Inc.                                              280             1,072
Six Flags, Inc.                                                            50               285
Sonic Corp.                                                                49             1,115
Southwest Airlines Co. (a)                                                 49               736
Staples, Inc.                                                              43             1,109
Starbucks Corp.                                                            44             1,661
Starwood Hotels & Resorts Worldwide, Inc.                                  13               777
Station Casinos, Inc. (a)                                                   8               482
Stein Mart, Inc. (a)                                                       20               327
Stewart Enterprises, Inc. Class A (a)                                      62               383
Strayer Education, Inc. (a)                                                 8               905
Supervalu, Inc. (a)                                                        51             1,703
Sysco Corp. (a)                                                            37             1,294
Talbots, Inc. (a)                                                          16               449
Target Corp.                                                               46             2,722
Time Warner, Inc.                                                         158             3,162
Tractor Supply Co.                                                         20               968

Triarc Cos., Inc. Class B                                                  25               420
Tuesday Morning Corp. (a)                                                  22               363
United Natural Foods, Inc.                                                 23               803
Univision Communications, Inc. Class A                                     53             1,858
Urban Outfitters, Inc.                                                     20               350
Valassis Communications, Inc.                                              35               525
ValueClick, Inc.                                                           62             1,166
ValueVision Media, Inc. Class A                                            22               284
VCA Antech, Inc.                                                           45             1,457
Viacom, Inc. Class B                                                       36             1,401
Wal-Mart Stores, Inc. (a)                                                 131             6,456
Walgreen Co. (a)                                                           59             2,577
Warner Music Group Corp.                                                   12               311
Washington Post Co. Class B (a)                                             1               753
Wendy's International, Inc. (a)                                            26               900
Westwood One, Inc.                                                         50               396
Whole Foods Market, Inc.                                                   31             1,979
Williams-Sonoma, Inc.                                                      21               714
WMS Industries, Inc. (a)                                                   17               601
Wynn Resorts Ltd.                                                          17             1,250
XM Satellite Radio Holdings, Inc. Class A                                  61               711
Yum! Brands, Inc.                                                          16               951
Zale Corp.                                                                 35             1,009
                                                                                ---------------
                                                                                        188,175
                                                                                ---------------
FINANCIALS (5.0%)
A.G. Edwards, Inc. (a)                                                     18             1,027
ACE Ltd.                                                                   12               687
Affiliated Managers Group, Inc.                                             7               701
AFLAC, Inc. (a)                                                            30             1,348
Alexandria Real Estate Equities, Inc.                                      15             1,496
Alleghany Corp.                                                             1               306
Allstate Corp. (a)                                                         24             1,473
AMBAC Financial Group, Inc. (a)                                            24             2,004
Amcore Financial, Inc.                                                     15               470
American Express Co. (a)                                                   63             3,642
American Financial Group, Inc.                                             11               526
American Financial Realty Trust REIT                                       93             1,085
American Home Mortgage Investment Corp. REIT                               31             1,059
American International Group, Inc. (a)                                     77             5,171
American National Insurance Co.                                             4               464
AmeriCredit Corp.                                                          31               793
Ameriprise Financial, Inc.                                                  9               464
AmerUs Group Co. Class A                                                   21             1,438
AmSouth Bancorp (a)                                                        74             2,236
Anchor Bancorp Wisconsin, Inc.                                             13               378
Annaly Capital Management, Inc.                                           125             1,640
AON Corp. (a)                                                              12               417
Arch Capital Group Ltd.                                                    10               643
Archstone-Smith Trust                                                      49             2,950
Arthur J. Gallagher & Co. (a)                                              22               613
Associated Banc-Corp.                                                      30               985
Assurant, Inc.                                                             25             1,317
Assured Guaranty Ltd.                                                      12               302
Astoria Financial Corp.                                                    18               522
Avalonbay Communities, Inc.                                                16             2,097
Axis Capital Holdings Ltd.                                                 34             1,117
BancorpSouth, Inc. (a)                                                     51             1,303
Bank of America Corp. (a)                                                 165             8,888
Bank of Hawaii Corp.                                                       28             1,461
Bank of New York Co. (a)                                                   30             1,031

BB&T Corp. (a)                                                             21               914
Bear Stearns Cos. (a)                                                       4               605
BlackRock, Inc.                                                             3               453
Boston Properties, Inc.                                                    25             2,671
Brandywine Realty Trust                                                    61             2,035
BRE Properties, Inc.                                                       31             2,055
Brown & Brown, Inc.                                                        26               761
Camden Property Trust                                                      14             1,130
Capital One Financial Corp. (a)                                            11               873
CapitalSource, Inc.                                                        25               694
Cathay General Bancorp                                                     25               861
CB Richard Ellis Group, Inc. Class A                                       45             1,351
CBL & Associates Properties, Inc.                                          33             1,443
Charles Schwab Corp. (a)                                                   59             1,075
Chicago Mercantile Exchange Holdings, Inc. Class A                          2             1,002
Chittenden Corp.                                                           32               944
Chubb Corp. (a)                                                            16               850
Cincinnati Financial Corp. (a)                                             34             1,552
CIT Group, Inc.                                                            45             2,342
Citigroup, Inc. (a)                                                       180             9,028
Citizens Banking Corp.                                                     28               727
Colonial Bancgroup, Inc. (a)                                               37               882
Colonial Properties Trust                                                  31             1,562
Comerica, Inc. (a)                                                          7               407
Commerce Bancshares, Inc.                                                  16               792
Commerce Group, Inc.                                                       44             1,302
Compass Bancshares, Inc.                                                   30             1,688
Conseco, Inc.                                                              37               753
Corporate Office Properties Trust                                          25             1,195
Countrywide Financial Corp. (a)                                            24               915
Cousins Properties, Inc.                                                   28             1,002
Crescent Real Estate Equities Co.                                          22               480
Cullen/Frost Bankers, Inc. (a)                                             12               650
Delphi Financial Group, Inc. Class A (a)                                   25               962
Dime Community Bancshares                                                  22               307
Doral Financial Corp.                                                      63               290
Downey Financial Corp. (a)                                                 15             1,033
Duke Realty Corp.                                                          32             1,282
E*TRADE Financial Corp.                                                    95             2,212
East West Bancorp, Inc.                                                    32             1,168
Eaton Vance Corp. (a)                                                      31               962
Endurance Specialty Holdings Ltd.                                          14               499
Equity Inns, Inc.                                                          36               604
Equity Lifestyle Properties, Inc.                                          11               542
Equity Office Properties Trust                                             14               595
Equity Residential                                                         10               546
Erie Indemnity Co. Class A                                                 12               608
Essex Property Trust, Inc.                                                 13             1,733
Everest Re Group Ltd.                                                      15             1,488
F.N.B. Corp.                                                               35               593
Fannie Mae (a)                                                             39             2,311
Federal Realty Investment Trust                                            12               962
Federated Investors, Inc.                                                  24               823
Felcor Lodging Trust, Inc.                                                 42               872
Fidelity National Financial, Inc. (a)                                      41               914
Fidelity National Title Group, Class A                                     43               945
Fifth Third Bancorp (a)                                                    18               717
First American Corp. (a)                                                   21               857
First Bancorp (Puerto Rico) (a)                                            51               505
First Horizon National Corp.                                               30             1,180
First Marblehead Corp. (a)                                                  7               472

First Midwest Bancorp (a)                                                  34             1,293
First Niagara Financial Group, Inc.                                        76             1,088
FirstMerit Corp. (a)                                                       51             1,184
Forest City Enterprises, Inc. Class A                                      13               714
Franklin Resources, Inc. (a)                                               10             1,140
Freddie Mac (a)                                                            26             1,794
Fremont General Corp. (a)                                                  49               712
Friedman Billings Ramsey Group, Inc. Class A                               34               259
Fulton Financial Corp.                                                    118             1,889
Genworth Financial, Inc. Class A                                           18               602
Glenborough Realty Trust, Inc.                                             21               546
Goldman Sachs Group, Inc.                                                  15             2,847
Greater Bay Bancorp (a)                                                    35               901
Hancock Holding Co.                                                         6               308
Harbor Florida Bancshares, Inc.                                            12               545
Hartford Financial Services Group, Inc. (a)                                11               959
HCC Insurance Holdings, Inc. (a)                                           28               942
Health Care Property Investors, Inc.                                       33             1,036
Health Care REIT, Inc.                                                     43             1,775
Healthcare Realty Trust, Inc.                                              33             1,337
Highwoods Properties, Inc.                                                 37             1,413
Hilb Rogal & Hobbs Co. (a)                                                 19               758
Horace Mann Educators Corp.                                                29               584
Hospitality Properties Trust                                               17               824
HRPT Properties Trust                                                     140             1,666
Hudson City Bancorp, Inc.                                                 125             1,716
Huntington Bancshares, Inc. (a)                                            53             1,294
IMPAC Mortgage Holdings, Inc.                                              46               436
IndyMac Bancorp, Inc.                                                      46             2,091
Investment Technology Group, Inc. (a)                                      24             1,121
Investors Financial Services Corp. (a)                                     15               590
IPC Holdings Ltd.                                                          16               481
iStar Financial, Inc.                                                      27             1,251
Janus Capital Group, Inc.                                                  50             1,004
Jones Lang LaSalle, Inc.                                                    8               736
JPMorgan Chase & Co.                                                      118             5,597
KeyCorp (a)                                                                16               594
Kilroy Realty Corp.                                                        18             1,356
Kimco Realty Corp.                                                         55             2,422
KKR Financial Corp.                                                        20               537
Knight Capital Group, Inc. Class A                                         71             1,324
LaBranche & Co., Inc.                                                      38               337
LaSalle Hotel Properties                                                   21               887
Lazard Ltd.                                                                20               848
Legg Mason, Inc. (a)                                                        8               720
Lehman Brothers Holdings, Inc. (a)                                         22             1,712
Lexington Corporate Properties Trust                                       35               746
Liberty Property Trust                                                     22             1,060
Lincoln National Corp. (a)                                                 11               696
Loews Corp. (a)                                                            18               701
M&T Bank Corp. (a)                                                          3               365
Macerich Co.                                                               16             1,286
Mack-Cali Realty Corp.                                                     42             2,222
MAF Bancorp, Inc. (a)                                                      23               991
Markel Corp.                                                                2               799
Marsh & McLennan Cos. (a)                                                  20               589
Marshall & Ilsley Corp. (a)                                                51             2,445
MasterCard, Inc. Class A                                                   16             1,186
MBIA, Inc. (a)                                                             32             1,985
Mellon Financial Corp. (a)                                                 16               621
Mercantile Bankshares Corp. (a)                                            30             1,352

Mercury General Corp.                                                       6               311
Merrill Lynch & Co., Inc. (a)                                              36             3,147
MetLife, Inc.                                                              19             1,085
MGIC Investment Corp. (a)                                                  20             1,175
Mid-America Apartment Communities, Inc.                                    14               891
Montpelier Re Holdings Ltd.                                                26               462
Moody's Corp.                                                              14               928
Morgan Stanley (a)                                                         40             3,057
Nasdaq Stock Market, Inc. (a)                                              22               786
National City Corp. (a)                                                    21               782
National Financial Partners Corp.                                          17               670
Nationwide Financial Services, Inc. Class A (a)                            36             1,833
Nationwide Health Properties, Inc.                                         55             1,581
New Century Financial Corp.                                                34             1,339
New Plan Excel Realty Trust, Inc.                                          25               720
New York Community Bancorp, Inc.                                           65             1,063
NewAlliance Bancshares, Inc.                                               75             1,161
North Fork Bancorp                                                         21               600
NovaStar Financial, Inc.                                                   20               638
Nuveen Investments, Inc.                                                   19               937
NYSE Group, Inc.                                                            3               222
Ohio Casualty Corp.                                                        41             1,125
Old National Bancorp                                                       36               683
Old Republic International Corp. (a)                                       50             1,127
Pacific Capital Bancorp                                                    32               984
Park National Corp.                                                         6               608
PartnerRe Ltd.                                                             14               979
Pennsylvania Real Estate Investment Trust                                  25             1,078
Philadelphia Consolidated Holding Co. (a)                                  34             1,330
Phoenix Cos., Inc.                                                         75             1,188
Platinum Underwriters Holdings Ltd.                                        33               985
Plum Creek Timber Co., Inc. REIT                                           42             1,509
PMI Group, Inc.                                                            21               896
PNC Financial Services Group, Inc. (a)                                     11               770
Popular, Inc.                                                              60             1,091
Potlatch Corp. REIT                                                        26             1,056
Principal Financial Group, Inc.                                            11               621
ProAssurance Corp.                                                         15               731
Progressive Corp. (a)                                                      43             1,039
Protective Life Corp. (a)                                                  16               708
Provident Bankshares Corp.                                                 23               831
Provident Financial Services, Inc.                                         36               660
Prudential Financial, Inc.                                                 18             1,385
Public Storage, Inc.                                                       28             2,512
Radian Group, Inc. (a)                                                     19             1,013
Rayonier, Inc. REIT (a)                                                    19               779
Realty Income Corp.                                                        61             1,610
Reckson Associates Realty Corp.                                            20               882
Redwood Trust, Inc. (a)                                                    16               880
Regency Centers Corp.                                                      16             1,155
Regions Financial Corp.                                                    18               683
Reinsurance Group of America, Inc.                                          7               395
RenaissanceRe Holdings Ltd.                                                15               816
Republic Bancorp, Inc. (a)                                                 51               682
Safeco Corp. (a)                                                           27             1,571
Saxon Capital, Inc.                                                        33               467
SEI Investments Co. (a)                                                    15               844
Selective Insurance Group, Inc. (a)                                        16               884
Simon Property Group, Inc.                                                 13             1,262
Sky Financial Group, Inc.                                                  26               651
SL Green Realty Corp.                                                      10             1,211
SLM Corp.                                                                  24             1,168

South Financial Group, Inc.                                                50             1,327
Sovereign Bancorp, Inc.                                                    76             1,817
St. Joe Co.                                                                17               914
St. Paul Travelers Cos., Inc. (a)                                          26             1,329
StanCorp Financial Group, Inc. (a)                                         30             1,371
Sterling Bancshares, Inc.                                                  30               549
Sunstone Hotel Investors, Inc. REIT                                        42             1,237
SunTrust Banks, Inc. (a)                                                   14             1,106
Susquehanna Bancshares, Inc.                                               36               900
SVB Financial Group                                                        20               920
SWS Group, Inc.                                                            13               361
Synovus Financial Corp. (a)                                                61             1,792
T. Rowe Price Group, Inc.                                                  45             2,129
Taubman Centers, Inc.                                                      30             1,407
TCF Financial Corp.                                                        30               781
TD Ameritrade Holding Corp.                                                15               247
TD Banknorth, Inc.                                                         21               621
Thornburg Mortgage, Inc.                                                   25               642
Torchmark Corp. (a)                                                        23             1,419
Trustco Bank Corp.                                                         50               553
Trustmark Corp.                                                            34             1,076
U.S. Bancorp                                                               72             2,436
UCBH Holdings, Inc.                                                        68             1,166
UnionBanCal Corp.                                                          13               749
United Bankshares, Inc.                                                    24               917
United Dominion Realty Trust, Inc.                                         32             1,036
Unitrin, Inc.                                                              11               472
UnumProvident Corp. (a)                                                    81             1,602
Valley National Bancorp                                                    28               730
Ventas, Inc.                                                               25               975
W Holding Co., Inc.                                                        69               393
Wachovia Corp.                                                             63             3,497
Waddell & Reed Financial, Inc.                                             20               510
Washington Federal, Inc.                                                   59             1,371
Washington Mutual, Inc. (a)                                                38             1,607
Webster Financial Corp.                                                    38             1,836
Weingarten Realty Investors                                                20               930
Wells Fargo & Co. (a)                                                     108             3,919
Westamerica Bancorp                                                        18               897
White Mountains Insurance Group Ltd.                                        2             1,136
Whitney Holding Corp. (a)                                                  45             1,470
Willis Group Holdings Ltd.                                                 29             1,103
Wilmington Trust Corp. (a)                                                 16               665
Wintrust Financial Corp.                                                   12               579
XL Capital Ltd. Class A                                                     8               564
                                                                                ---------------
                                                                                        311,539
                                                                                ---------------
HEALTH CARE (2.5%)
Abbott Laboratories (a)                                                    62             2,946
Advanced Medical Optics, Inc.                                              11               449
Aetna, Inc.                                                                32             1,319
Affymetrix, Inc. (a)                                                       15               383
Alcon, Inc.                                                                 4               424
Alexion Pharmaceuticals, Inc.                                              16               598
Alkermes, Inc. (a)                                                         61             1,025
Allergan, Inc. (a)                                                          9             1,040
American Medical Systems Holdings, Inc.                                    40               712
Amgen, Inc.                                                                56             4,251
Amylin Pharmaceuticals, Inc.                                               26             1,143
Applied Biosystems Group-Applera Corp.                                     41             1,529
Apria Healthcare Group, Inc. (a)                                           31               722
Arthrocare Corp.                                                           13               525

Barr Pharmaceuticals, Inc.                                                 22             1,152
Bausch & Lomb, Inc. (a)                                                    12               642
Beckman Coulter, Inc. (a)                                                  14               806
Becton Dickinson & Co. (a)                                                 14               980
Bio-Rad Laboratories, Inc. Class A                                         10               734
Biogen Idec, Inc.                                                          20               952
BioMarin Pharmaceutical, Inc.                                              51               818
Biomet, Inc. (a)                                                           13               492
Biosite, Inc.                                                               9               413
Boston Scientific Corp.                                                    79             1,257
Bristol-Myers Squibb Co. (a)                                               74             1,832
C.R. Bard, Inc. (a)                                                        22             1,803
Caremark Rx, Inc.                                                          25             1,231
Celera Genomics Group-Applera Corp.                                        49               760
Celgene Corp.                                                              21             1,122
Cephalon, Inc.                                                             14               983
Charles River Laboratories International, Inc.                             15               644
CIGNA Corp. (a)                                                             5               585
Community Health Systems, Inc.                                             22               714
Cooper Cos. (a)                                                            10               576
Covance, Inc.                                                              14               819
Coventry Health Care, Inc.                                                 36             1,690
Cubist Pharmaceuticals, Inc.                                               28               624
CV Therapeutics, Inc.                                                      23               298
Cytyc Corp.                                                                26               687
Dade Behring Holdings, Inc.                                                20               729
DaVita, Inc.                                                               23             1,279
Dentsply International, Inc. (a)                                           33             1,032
Edwards Lifesciences Corp.                                                 32             1,374
Eli Lilly & Co. (a)                                                        26             1,456
Endo Pharmaceuticals Holdings, Inc.                                        30               856
Enzo Biochem, Inc.                                                         21               300
eResearch Technology, Inc.                                                 23               189
Express Scripts, Inc.                                                       7               446
Fisher Scientific International, Inc.                                      27             2,312
Gen-Probe, Inc.                                                            29             1,388
Genentech, Inc.                                                            27             2,249
Genzyme Corp.                                                              15             1,013
Gilead Sciences, Inc.                                                      27             1,860
Haemonetics Corp. (a)                                                      15               684
Health Management Associates, Inc. Class A                                 56             1,103
Health Net, Inc.                                                           26             1,079
Healthways, Inc.                                                           20               847
Henry Schein, Inc. (a)                                                     20               994
Hologic, Inc.                                                              29             1,396
Hospira, Inc.                                                              37             1,345
Human Genome Sciences, Inc.                                                78             1,041
Humana, Inc. (a)                                                           36             2,160
ICOS Corp.                                                                 14               444
IDEXX Laboratories, Inc. (a)                                               17             1,415
ImClone Systems, Inc. (a)                                                  16               501
Immucor, Inc. (a)                                                          39             1,074
Incyte Corp.                                                               55               262
InterMune, Inc.                                                            16               354
Intuitive Surgical, Inc.                                                    8               793
Invacare Corp. (a)                                                         22               480
Invitrogen Corp.                                                           12               696
Johnson & Johnson (a)                                                     152            10,244
Kinetic Concepts, Inc.                                                     12               417
King Pharmaceuticals, Inc.                                                 58               970
Kyphon, Inc.                                                               25               988
Laboratory Corp. of America Holdings                                       26             1,781

Lincare Holdings, Inc.                                                     21               705
Magellan Health Services, Inc.                                             22               960
Manor Care, Inc. (a)                                                       18               864
Medarex, Inc.                                                              73               943
Medco Health Solutions, Inc.                                               17               910
Medicines Co.                                                              25               649
Medicis Pharmaceutical Corp.                                               31             1,086
Medimmune, Inc.                                                            53             1,698
Medtronic, Inc. (a)                                                        68             3,310
Mentor Corp.                                                               24             1,123
Merck & Co., Inc. (a)                                                      88             3,997
MGI Pharma, Inc.                                                           45               856
Millennium Pharmaceuticals, Inc.                                           75               878
Millipore Corp. (a)                                                        12               774
Mylan Laboratories, Inc. (a)                                               49             1,005
Myriad Genetics, Inc.                                                      20               538
Nabi Biopharmaceuticals                                                    44               290
Nektar Therapeutics                                                        51               736
Neurocrine Biosciences, Inc.                                               15               173
Noven Pharmaceuticals, Inc.                                                14               311
Onyx Pharmaceuticals, Inc.                                                 21               394
OSI Pharmaceuticals, Inc.                                                  12               459
Par Pharmaceutical Cos., Inc.                                              19               370
PAREXEL International Corp. (a)                                            16               474
Patterson Cos., Inc.                                                       29               953
PDL BioPharma, Inc.                                                        26               549
Pediatrix Medical Group, Inc. (a)                                          28             1,258
Perrigo Co.                                                                60             1,073
Pfizer, Inc. (a)                                                          250             6,663
Pharmaceutical Product Development, Inc.                                   24               760
PolyMedica Corp.                                                           13               540
PSS World Medical, Inc.                                                    41               825
Psychiatric Solutions, Inc.                                                32             1,062
Quest Diagnostics, Inc. (a)                                                 8               398
Regeneron Pharmaceuticals, Inc.                                            31               622
ResMed, Inc.                                                               16               704
Respironics, Inc. (a)                                                      17               600
Sepracor, Inc.                                                             24             1,242
Sierra Health Services, Inc. (a)                                           29               993
St. Jude Medical, Inc. (a)                                                 21               721
Stryker Corp. (a)                                                          17               889
Sunrise Senior Living, Inc.                                                25               780
Techne Corp.                                                               21             1,173
Telik, Inc.                                                                27               512
Tenet Healthcare Corp. (a)                                                113               798
United Surgical Partners International, Inc.                               25               621
United Therapeutics Corp.                                                  13               778
UnitedHealth Group, Inc.                                                   63             3,073
Universal Health Services, Inc. Class B                                    12               635
Varian Medical Systems, Inc. (a)                                           29             1,591
Varian, Inc.                                                               18               844
Ventana Medical Systems, Inc.                                              17               687
Vertex Pharmaceuticals, Inc.                                               25             1,015
Viasys Healthcare, Inc.                                                    18               516
Waters Corp.                                                               23             1,145
Watson Pharmaceuticals, Inc.                                               25               673
WellCare Health Plans, Inc.                                                21             1,234
WellPoint, Inc.                                                            36             2,748
Wyeth                                                                      54             2,756
Zimmer Holdings, Inc.                                                      15             1,080
                                                                                ---------------
                                                                                        153,245
                                                                                ---------------

INDUSTRIALS (3.2%)
AAR Corp. (a)                                                              22               573
Accenture Ltd. Class A                                                     34             1,119
Actuant Corp. Class A                                                      15               770
Acuity Brands, Inc. (a)                                                    26             1,288
Administaff, Inc. (a)                                                      15               517
Aeroflex, Inc. (a)                                                         39               421
Affiliated Computer Services, Inc. Class A (a)                             25             1,337
AGCO Corp.                                                                 60             1,605
Agilent Technologies, Inc.                                                 24               854
Alexander & Baldwin, Inc. (a)                                              25             1,151
Alliance Data Systems Corp.                                                15               911
Alliant Techsystems, Inc.                                                  20             1,544
Allied Waste Industries, Inc. (a)                                          51               620
Ametek, Inc. (a)                                                           16               747
Amphenol, Inc.                                                             20             1,358
Anixter International, Inc. (a)                                            19             1,135
Aptargroup, Inc.                                                           19             1,043
Armor Holdings, Inc.                                                       19               978
Arrow Electronics, Inc.                                                    29               866
Automatic Data Processing, Inc. (a)                                        33             1,632
Avnet, Inc. (a)                                                            35               829
Ball Corp. (a)                                                             24               998
BearingPoint, Inc.                                                         43               358
Bemis Co., Inc. (a)                                                        25               841
Benchmark Electronics, Inc.                                                37               982
Boeing Co. (a)                                                             33             2,635
Bowne & Co.                                                                19               297
Brink's Co.                                                                24             1,260
Bucyrus International, Inc. Class A                                        19               796
C.H. Robinson Worldwide, Inc.                                              38             1,586
Carlisle Cos. (a)                                                          17             1,423
Ceradyne, Inc.                                                             13               536
Ceridian Corp.                                                             32               754
CheckFree Corp.                                                            17               671
Checkpoint Systems, Inc. (a)                                               20               364
Choicepoint, Inc.                                                          19               691
Clarcor, Inc. (a)                                                          29               945
Cognex Corp.                                                               23               530
Coherent, Inc.                                                             19               612
Con-way, Inc.                                                              12               566
Convergys Corp.                                                            34               721
Cooper Industries, Ltd.                                                    15             1,342
Corporate Executive Board Co.                                               9               808
Corrections Corp. of America                                               33             1,508
Cummins, Inc. (a)                                                          11             1,397
Curtiss-Wright Corp. (a)                                                   25               846
Danaher Corp. (a)                                                          14             1,005
Deere & Co. (a)                                                             9               766
Deluxe Corp. (a)                                                           37               839
Dionex Corp.                                                               11               598
Donaldson Co., Inc. (a)                                                    40             1,502
Dover Corp. (a)                                                            31             1,473
DRS Technologies, Inc.                                                     22               973
Eagle Materials, Inc.                                                      29             1,064
EGL, Inc.                                                                  19               646
Electro Scientific Industries, Inc.                                        19               379
ElkCorp.                                                                   12               301
EMCOR Group, Inc. (a)                                                      18             1,065
Energy Conversion Devices, Inc.                                            22               809
ESCO Technologies, Inc.                                                    13               564
Esterline Technologies Corp. (a)                                           13               490

Expeditors International of Washington, Inc.                               47             2,228
Fastenal Co.                                                               31             1,247
FedEx Corp. (a)                                                            17             1,947
Fidelity National Information Services, Inc.                               22               915
First Data Corp. (a)                                                       45             1,091
Fiserv, Inc.                                                               39             1,927
Flextronics International Ltd.                                            136             1,578
Flir Systems, Inc.                                                         40             1,278
Flowserve Corp. (a)                                                        12               636
Fluor Corp.                                                                19             1,490
Fortune Brands, Inc. (a)                                                    7               539
Forward Air Corp.                                                          19               617
Foster Wheeler Ltd.                                                        16               719
FTI Consulting, Inc.                                                       23               653
Gardner Denver, Inc. (a)                                                   28               952
General Cable Corp. (a)                                                    26               978
General Dynamics Corp. (a)                                                 15             1,067
General Electric Co. (a)                                                  376            13,201
General Maritime Corp.                                                     18               658
Genlyte Group, Inc.                                                         6               464
Goodrich Corp. (a)                                                         31             1,367
Graco, Inc. (a)                                                            16               652
GrafTech International Ltd.                                                66               399
Granite Construction, Inc.                                                 17               886
Harsco Corp. (a)                                                            9               735
Honeywell International, Inc. (a)                                          29             1,221
Hubbell, Inc. Class B (a)                                                  13               644
IDEX Corp. (a)                                                             29             1,360
Ingersoll-Rand Co. Ltd. Class A                                            13               477
Insituform Technologies, Inc. Class A                                      18               421
Iron Mountain, Inc.                                                        26             1,128
Itron, Inc. (a)                                                            15               817
ITT Corp. (a)                                                              39             2,121
J.B. Hunt Transport Services, Inc.                                         28               606
Jabil Circuit, Inc.                                                        41             1,177
Jacobs Engineering Group, Inc.                                             13               982
JLG Industries, Inc. (a)                                                   23               636
Joy Global, Inc.                                                           27             1,056
Kaman Corp.                                                                16               326
Kansas City Southern                                                       50             1,420
Kaydon Corp. (a)                                                           17               711
Kemet Corp.                                                                58               426
Kennametal, Inc. (a)                                                       23             1,419
L-3 Communications Holdings, Inc.                                          26             2,094
Landstar System, Inc.                                                      32             1,486
Lincoln Electric Holdings, Inc.                                            24             1,476
Littelfuse, Inc. (a)                                                       12               406
Lockheed Martin Corp. (a)                                                  20             1,739
Louisiana-Pacific Corp. (a)                                                25               495
Manitowoc Co. (a)                                                          34             1,866
Manpower, Inc. (a)                                                         21             1,423
Martin Marietta Materials, Inc. (a)                                        10               880
Masco Corp. (a)                                                            17               470
McDermott International, Inc. (a)                                          22               983
MDU Resources Group, Inc. (a)                                              40             1,027
MeadWestvaco Corp.                                                         43             1,183
Methode Electronics, Inc. (a)                                              27               299
Mettler-Toledo International, Inc.                                         10               687
Molex, Inc. Class A                                                        19               561
Monster Worldwide, Inc.                                                    25             1,013
Moog, Inc. Class A (a)                                                     23               858
MSC Industrial Direct Co. (a)                                              28             1,146

Mueller Industries, Inc.                                                   25               917
National Instruments Corp.                                                 30               935
Navigant Consulting, Inc.                                                  29               516
Navistar International Corp. (a)                                           15               416
NCO Group, Inc.                                                            20               539
Newport Corp.                                                              25               541
Nordson Corp.                                                              18               829
Northrop Grumman Corp. (a)                                                 11               730
Old Dominion Freight Line, Inc.                                            20               553
OMI Corp. (a)                                                              39               870
Oshkosh Truck Corp.                                                        17               769
Owens-Illinois, Inc. (a)                                                   34               564
Packaging Corp. of America                                                 15               345
Pactiv Corp. (a)                                                           34             1,049
Pall Corp. (a)                                                             29               925
Parker Hannifin Corp. (a)                                                  18             1,505
Paychex, Inc. (a)                                                          20               790
PerkinElmer, Inc. (a)                                                      84             1,794
Power-One, Inc.                                                            54               369
Powerwave Technologies, Inc.                                               77               501
Precision Castparts Corp. (a)                                              30             2,042
Quanta Services, Inc.                                                      70             1,281
R.R. Donnelley & Sons Co. (a)                                              49             1,659
Raytheon Co.                                                               17               849
Republic Services, Inc.                                                    27             1,107
Resources Connection, Inc.                                                 28               810
Robert Half International, Inc.                                            38             1,389
Rockwell Automation Corp. (a)                                               9               558
Rockwell Collins, Inc.                                                     21             1,220
Roper Industries, Inc.                                                     20               957
Ryder System, Inc. (a)                                                     15               790
Sanmina-SCI Corp.                                                         128               506
Sealed Air Corp. (a)                                                       18             1,071
Shaw Group, Inc. (a)                                                       50             1,328
Smurfit-Stone Container Corp.                                              61               650
Solectron Corp.                                                           220               735
Sonoco Products Co. (a)                                                    24               852
Spherion Corp.                                                             42               305
SPX Corp.                                                                  13               748
Stericycle, Inc. (a)                                                       24             1,697
Symbol Technologies, Inc.                                                  58               866
TASER International, Inc.                                                  37               344
Tektronix, Inc. (a)                                                        20               607
Teleflex, Inc. (a)                                                         20             1,244
Teletech Holdings, Inc.                                                    26               505
Temple-Inland, Inc. (a)                                                    26             1,025
Terex Corp. (a)                                                            20             1,035
Tetra Tech, Inc.                                                           39               709
Texas Industries, Inc. (a)                                                 14               869
Thomas & Betts Corp. (a)                                                   14               721
Timken Co. (a)                                                             22               661
Toro Co. (a)                                                               24             1,036
Trimble Navigation Ltd.                                                    30             1,387
Trinity Industries, Inc. (a)                                               19               685
Tyco International Ltd. (a)                                                78             2,296
Union Pacific Corp. (a)                                                    10               906
United Parcel Service, Inc. Class B                                        39             2,939
United Rentals, Inc. (a)                                                   45             1,066
USG Corp.                                                                  17               831
UTi Worldwide, Inc.                                                        19               491
Veeco Instruments, Inc.                                                    17               318
Viad Corp.                                                                 14               517

Vishay Intertechnology, Inc.                                               41               553
Vulcan Materials Co. (a)                                                   19             1,548
W.W. Grainger, Inc. (a)                                                    17             1,237
Wabash National Corp. (a)                                                  20               281
Wabtec                                                                     29               910
Walter Industries, Inc.                                                    24             1,116
Washington Group International, Inc.                                       17               963
Waste Connections, Inc.                                                    26             1,058
Waste Management, Inc. (a)                                                 21               787
Watsco, Inc. (a)                                                           12               598
Werner Enterprises, Inc.                                                   38               697
Wesco International, Inc.                                                  11               718
Western Union Co.                                                          45               992
World Fuel Services Corp. (a)                                              17               731
Zebra Technologies Corp. Class A                                           16               596
                                                                                ---------------
                                                                                        202,357
                                                                                ---------------
OIL & GAS (1.6%)
Anadarko Petroleum Corp. (a)                                               18               836
Apache Corp. (a)                                                           12               784
Atwood Oceanics, Inc.                                                      14               647
Baker Hughes, Inc. (a)                                                     19             1,312
BJ Services Co.                                                            15               452
Cabot Oil & Gas Corp. (a)                                                  28             1,481
Cameron International Corp.                                                25             1,253
Cheniere Energy, Inc.                                                      30               790
Chesapeake Energy Corp. (a)                                                16               519
Chevron Corp.                                                              76             5,106
Cimarex Energy Co.                                                         21               756
ConocoPhillips                                                             62             3,735
Denbury Resources, Inc. (a)                                                27               776
Devon Energy Corp.                                                         17             1,136
Diamond Offshore Drilling, Inc. (a)                                         3               208
Dynegy, Inc. Class A                                                      266             1,617
El Paso Corp.                                                             164             2,247
Encore Acquisition Co.                                                     29               726
ENSCO International, Inc. (a)                                              34             1,665
EOG Resources, Inc.                                                        12               798
Exxon Mobil Corp.                                                         215            15,354
FMC Technologies, Inc.                                                     13               786
Global Industries Ltd. (a)                                                 59               979
GlobalSantaFe Corp.                                                        14               727
Grant Prideco, Inc.                                                        29             1,095
Grey Wolf, Inc.                                                           134               938
Halliburton Co. (a)                                                        59             1,909
Hanover Compressor Co. (a)                                                 59             1,093
Helix Energy Solutions Group, Inc.                                         17               549
Hess Corp.                                                                 10               424
Holly Corp.                                                                29             1,379
Houston Exploration Co. (a)                                                17               921
Hydril                                                                     10               601
Input/Output, Inc.                                                         46               516
Kinder Morgan, Inc.                                                         6               631
Lone Star Technologies, Inc. (a)                                           17               821
Marathon Oil Corp.                                                         14             1,210
Nabors Industries Ltd.                                                     66             2,038
National Oilwell Varco, Inc.                                                8               483
Newpark Resources, Inc. (a)                                                65               382
Noble Corp.                                                                30             2,103
Noble Energy, Inc.                                                         42             2,042
Occidental Petroleum Corp. (a)                                             32             1,502
Oceaneering International, Inc.                                            26               936
OGE Energy Corp. (a)                                                       20               772

Parker Drilling Co. (a)                                                    72               590
Patterson-UTI Energy, Inc.                                                 36               835
Penn Virginia Corp.                                                        11               787
Plains Exploration & Production Co.                                        15               634
Pogo Producing Co.                                                         13               582
Pride International, Inc.                                                  37             1,022
Quicksilver Resources, Inc.                                                12               411
Range Resources Corp. (a)                                                  26               706
Rowan Cos., Inc. (a)                                                       25               835
Schlumberger Ltd. (a)                                                      56             3,532
SEACOR Holding, Inc. (a)                                                   13             1,163
Smith International, Inc.                                                  47             1,856
Southwestern Energy Co. (a)                                                38             1,352
St. Mary Land & Exploration Co.                                            31             1,156
Stone Energy Corp. (a)                                                     17               662
Sunoco, Inc. (a)                                                            6               397
Superior Energy Services, Inc.                                             48             1,502
Tesoro Corp. (a)                                                           16             1,023
Tetra Technologies, Inc. (a)                                               43             1,114
TODCO                                                                      34             1,160
Transocean, Inc. (a)                                                       19             1,378
Unit Corp. (a)                                                             26             1,206
Valero Energy Corp. (a)                                                    24             1,256
Veritas DGC, Inc. (a)                                                      17             1,224
W-H Energy Services, Inc.                                                  18               843
Weatherford International Ltd.                                             21               863
Williams Cos. (a)                                                          27               660
XTO Energy, Inc.                                                           22             1,027
                                                                                ---------------
                                                                                         96,811
                                                                                ---------------
TECHNOLOGY (3.1%)
3Com Corp. (a)                                                            100               486
Actel Corp.                                                                19               311
ADC Telecommunications, Inc.                                               28               401
Adobe Systems, Inc. (a)                                                    34             1,301
Adtran, Inc.                                                               36               833
Advanced Micro Devices, Inc.                                               30               638
Advent Software, Inc.                                                      12               444
Agere Systems, Inc.                                                       113             1,919
Agilysys, Inc.                                                             22               326
Akamai Technologies, Inc.                                                  35             1,640
Altera Corp.                                                               80             1,475
American Power Conversion Corp.                                            43             1,300
American Tower Corp. Class A                                               25               901
Amkor Technology, Inc.                                                     54               373
Analog Devices, Inc.                                                       21               668
Andrew Corp.                                                               37               343
Ansys, Inc. (a)                                                            17               782
Apple Computer, Inc.                                                       49             3,972
Applied Materials, Inc. (a)                                                90             1,565
Ariba, Inc.                                                                49               370
ATMI, Inc.                                                                 20               634
Autodesk, Inc. (a)                                                         51             1,874
Avaya, Inc.                                                               108             1,383
Avocent Corp.                                                              28             1,028
Axcelis Technologies, Inc.                                                 66               455
BEA Systems, Inc.                                                          91             1,481
Borland Software Corp.                                                     56               309
Broadcom Corp.                                                             28               848
Brocade Communications Systems, Inc.                                      182             1,476
Brooks Automation, Inc.                                                    51               724
C-COR, Inc. (a)                                                            35               350
Cabot Microelectronics Corp.                                               13               371

Caci International, Inc. Class A                                           17               978
Cadence Design Systems, Inc.                                               66             1,179
CDW Corp.                                                                  14               919
Cerner Corp. (a)                                                           14               676
Check Point Software Technologies Ltd.                                     41               850
Ciber, Inc.                                                                40               274
Ciena Corp.                                                                56             1,317
Cisco Systems, Inc.                                                       292             7,045
Citrix Systems, Inc. (a)                                                   44             1,299
Cognizant Technology Solutions Corp.                                       31             2,334
Computer Sciences Corp. (a)                                                40             2,114
Compuware Corp.                                                            83               667
Conexant Systems, Inc.                                                    332               641
Corning, Inc. (a)                                                          90             1,839
Cree, Inc.                                                                 44               968
Crown Castle International Corp.                                           44             1,481
CSG Systems International, Inc. (a)                                        33               890
Cymer, Inc.                                                                23             1,066
Cypress Semiconductor Corp.                                                93             1,561
Dell, Inc.                                                                118             2,871
Dendrite International, Inc.                                               27               282
Digital River, Inc.                                                        23             1,331
DST Systems, Inc.                                                          11               680
Dycom Industries, Inc.                                                     27               629
EarthLink, Inc.                                                            67               470
Electronics for Imaging, Inc. (a)                                          39               922
EMC Corp.                                                                 132             1,617
Emulex Corp.                                                               58             1,090
Equinix, Inc.                                                              15             1,026
Exar Corp.                                                                 23               298
Extreme Networks, Inc.                                                     77               293
F5 Networks, Inc.                                                          22             1,456
Fair Isaac Corp. (a)                                                       16               586
Fairchild Semiconductor International, Inc.                                28               451
FormFactor, Inc.                                                           26               993
Gateway, Inc. (a)                                                         183               307
Google, Inc. Class A                                                       10             4,763
Harmonic, Inc.                                                             54               438
Harris Corp. (a)                                                           28             1,193
Hewlett-Packard Co. (a)                                                    94             3,641
Hyperion Solutions Corp.                                                   33             1,234
Ikon Office Solutions, Inc. (a)                                            61               910
Informatica Corp.                                                          52               644
InfoSpace, Inc.                                                            19               384
Ingram Micro, Inc. Class A (a)                                             35               721
Insight Enterprises, Inc.                                                  33               709
Intel Corp. (a)                                                           295             6,294
Inter-Tel, Inc. (a)                                                        15               310
InterDigital Communications Corp. (a)                                      31             1,109
Intergraph Corp. (a)                                                       15               655
Intermec, Inc.                                                             30               678
International Business Machines Corp. (a)                                  52             4,800
International Rectifier Corp.                                              16               576
Intersil Corp. Class A                                                     34               797
Interwoven, Inc.                                                           28               356
Intuit, Inc.                                                               72             2,542
j2 Global Communications, Inc.                                             30               823
JDA Software Group, Inc.                                                   21               309
JDS Uniphase Corp.                                                         48               696
Juniper Networks, Inc.                                                     30               517
Keane, Inc. (a)                                                            33               382
KLA-Tencor Corp. (a)                                                       11               541

Kronos, Inc.                                                               18               610
Kulicke & Soffa Industries, Inc.                                           41               368
Lam Research Corp. (a)                                                     31             1,533
Lattice Semiconductor Corp.                                                70               435
Lexmark International, Inc.                                                22             1,399
Linear Technology Corp. (a)                                                17               529
LSI Logic Corp. (a)                                                        97               975
Lucent Technologies, Inc. (a)                                             210               510
M-Systems Flash Disk Pioneers Ltd.                                         20               730
Macrovision Corp.                                                          34               905
Marvell Technology Group Ltd.                                              27               494
Maxim Integrated Products, Inc.                                            15               450
McDATA Corp. Class A                                                       86               488
MEMC Electronic Materials, Inc. (a)                                        38             1,349
Mentor Graphics Corp.                                                      54               911
Micron Technology, Inc. (a)                                                97             1,400
Micros Systems, Inc.                                                       22             1,093
Microsemi Corp.                                                            38               745
Microsoft Corp.                                                           455            13,062
Motorola, Inc. (a)                                                        143             3,298
National Semiconductor Corp. (a)                                           78             1,895
NCR Corp. (a)                                                              40             1,661
Network Appliance, Inc. (a)                                                22               803
Novell, Inc. (a)                                                           66               396
Novellus Systems, Inc.                                                     30               830
NVIDIA Corp.                                                               78             2,720
OmniVision Technologies, Inc.                                              23               378
Oracle Corp.                                                              189             3,491
Parametric Technology Corp.                                                76             1,485
Perot Systems Corp.                                                        59               870
Photronics, Inc. (a)                                                       26               364
Pitney Bowes, Inc. (a)                                                      9               420
PMC-Sierra, Inc. (a)                                                       44               292
Polycom, Inc.                                                              20               548
Progress Software Corp.                                                    25               720
QLogic Corp.                                                               30               617
Qualcomm, Inc.                                                             96             3,493
Quantum Corp.                                                             139               303
Radisys Corp. (a)                                                          15               275
RealNetworks, Inc. (a)                                                     63               692
Red Hat, Inc. (a)                                                          44               721
RF Micro Devices, Inc.                                                    131               956
Salesforce.com, Inc.                                                       18               702
SanDisk Corp. (a)                                                          11               529
SBC Communications Corp. Class A                                           49             1,309
Silicon Image, Inc.                                                        44               521
Silicon Laboratories, Inc.                                                 29               946
Silicon Storage Technology, Inc.                                           66               277
SiRF Technology Holdings, Inc.                                             27               759
Skyworks Solutions, Inc.                                                  108               716
SonicWALL, Inc.                                                            46               483
SRA International, Inc. Class A                                            19               609
Stratex Networks, Inc.                                                     59               276
Sun Microsystems, Inc.                                                    161               874
Sybase, Inc. (a)                                                           60             1,461
Sycamore Networks, Inc.                                                   125               469
Symantec Corp.                                                             53             1,052
Synopsys, Inc.                                                             35               788
Tellabs, Inc. (a)                                                          96             1,012
Teradyne, Inc.                                                             48               673
Tessera Technologies, Inc.                                                 28               977
Texas Instruments, Inc.                                                    90             2,716

TIBCO Software, Inc.                                                      145             1,341
Transaction Systems Architects, Inc. (a)                                   20               674
Transmeta Corp.                                                           113               133
Trident Microsystems, Inc.                                                 34               719
Triquint Semiconductor, Inc. (a)                                          100               450
Unisys Corp.                                                               81               530
United Online, Inc.                                                        42               568
United Stationers, Inc.                                                    18               860
Varian Semiconductor Equipment                                             30             1,095
Associates, Inc.
Vignette Corp.                                                             22               359
webMethods, Inc.                                                           40               301
Websense, Inc.                                                             27               739
Wind River Systems, Inc. (a)                                               55               604
Xerox Corp.                                                                57               969
Xilinx, Inc.                                                               19               485
Yahoo!, Inc.                                                               75             1,976
                                                                                ---------------
                                                                                        194,569
                                                                                ---------------
TELECOMMUNICATIONS (0.5%)
Alltel Corp. (a)                                                           16               853
AT&T, Inc.                                                                133             4,555
BellSouth Corp. (a)                                                        74             3,337
CenturyTel, Inc. (a)                                                       26             1,046
Cincinnati Bell, Inc.                                                     168               788
Citizens Communications Co. Series B                                       77             1,129
Embarq Corp.                                                               38             1,837
Leap Wireless International, Inc.                                          10               555
NII Holdings, Inc.                                                         31             2,016
NTL, Inc.                                                                  59             1,595
Qwest Communications International, Inc.                                   60               518
Sprint Nextel Corp. (a)                                                   109             2,037
Telephone & Data Systems, Inc.                                             12               586
Verizon Communications, Inc.                                               98             3,626
Windstream Corp.                                                          268             3,683
                                                                                ---------------
                                                                                         28,161
                                                                                ---------------
UTILITIES (1.1%)
AGL Resources, Inc. (a)                                                    52             1,950
Alliant Energy Corp.                                                       28             1,074
Ameren Corp. (a)                                                           46             2,489
American Electric Power Co., Inc. (a)                                      15               621
Aqua America, Inc.                                                         34               825
Aquila, Inc.                                                              256             1,175
Atmos Energy Corp. (a)                                                     54             1,659
Avista Corp.                                                               33               849
Black Hills Corp.                                                          23               794
CenterPoint Energy, Inc.                                                   63               975
Cleco Corp. (a)                                                            39             1,002
CMS Energy Corp. (a)                                                       53               789
Constellation Energy Group, Inc. (a)                                       30             1,872
Core Laboratories N.V. (a)                                                 14             1,020
Dominion Resources, Inc. (Virginia)                                        13             1,053
DPL, Inc. (a)                                                              27               775
DTE Energy Co. (a)                                                         40             1,817
Duke Energy Corp.                                                          17               538
Duquesne Light Holdings, Inc.                                              55             1,091
Edison International                                                       10               444
El Paso Electric Co.                                                       32               748
Energy East Corp. (a)                                                      35               851
Entergy Corp. (a)                                                           8               687
Exelon Corp.                                                               25             1,550
FirstEnergy Corp. (a)                                                      13               765

FPL Group, Inc. (a)                                                        14               714
Great Plains, Inc.                                                         18               586
Hawaiian Electric Industries, Inc.                                         54             1,513
IDACORP, Inc.                                                              29             1,143
KeySpan Corp.                                                              39             1,583
National Fuel Gas Co. (a)                                                  19               711
Nicor, Inc. (a)                                                            10               460
NiSource, Inc. (a)                                                         63             1,466
Northeast Utilities                                                        36               900
Northwest Natural Gas Co.                                                  18               745
NSTAR                                                                      26               905
ONEOK, Inc. (a)                                                            26             1,082
Peoples Energy Corp. (a)                                                   26             1,136
Pepco Holdings, Inc.                                                       45             1,144
PG&E Corp.                                                                  3               129
Piedmont Natural Gas Co. (a)                                               48             1,296
Pinnacle West Capital Corp. (a)                                            24             1,147
PNM Resources, Inc.                                                        43             1,211
PPL Corp.                                                                  18               621
Public Service Enterprise Group, Inc. (a)                                   9               549
Puget Energy, Inc.                                                         28               669
Questar Corp. (a)                                                          18             1,467
Reliant Energy, Inc.                                                       74               938
Scana Corp.                                                                25               999
Sempra Energy (a)                                                           9               477
Sierra Pacific Resources                                                  135             2,047
Southern Co. (a)                                                           28             1,019
Southern Union Co. (a)                                                     71             1,965
Southwest Gas Corp. (a)                                                    29             1,041
Teco Energy, Inc. (a)                                                      50               825
UGI Corp. (a)                                                              70             1,855
UniSource Energy Corp. (a)                                                 22               783
Vectren Corp.                                                              52             1,511
Westar Energy, Inc.                                                        59             1,494
WGL Holdings, Inc.                                                          7               227
Wisconsin Energy Corp. (a)                                                 28             1,286
WPS Resources Corp. (a)                                                    31             1,650
Xcel Energy, Inc.                                                          91             2,008
                                                                                ---------------
                                                                                         68,715
                                                                                ---------------
TOTAL COMMON STOCKS (COST $1,363,610)                                                 1,421,198
                                                                                ---------------
CORPORATE BONDS (24.7%)
BASIC MATERIALS (3.1%)
E.I. DuPont de Nemours & Co., 4.88%, 4/30/14                          165,000           160,562
Eastman Chemical Co., 7.60%, 2/1/27                                    25,000            27,499
United Technologies Corp., 4.88%, 5/1/15                                8,000             7,783
                                                                                ---------------
                                                                                        195,844
                                                                                ---------------
CONSUMER GOODS (0.5%)
Kimberly-Clark Corp., 5.00%, 8/15/13                                   20,000            19,846
Kraft Foods, Inc., 6.25%, 6/1/12                                       11,000            11,462
                                                                                ---------------
                                                                                         31,308
                                                                                ---------------
CONSUMER SERVICES (2.7%)
Bottling Group LLC, 4.63%, 11/15/12                                     5,000             4,857
Comcast Corp., 6.50%, 11/15/35                                        115,000           117,424
Procter & Gamble Co., 4.95%, 8/15/14                                   14,000            13,760
Target Corp., 5.88%, 3/1/12                                            10,000            10,324
Time Warner Cos., Inc., 7.57%, 2/1/24                                  22,000            24,175
                                                                                ---------------
                                                                                        170,540
                                                                                ---------------

FINANCIALS (11.8%)
Allstate Corp., 7.20%, 12/1/09                                         10,000            10,590
American General Finance, 5.38%, 10/1/12                               38,000            37,969
Bank One Corp., 2.63%, 6/30/08                                         54,000            51,796
Citigroup, Inc., 6.63%, 1/15/28                                        23,000            25,450
Countrywide Financial Corp., 6.25%, 5/15/16                           100,000           101,859
Credit Suisse First Boston USA, Inc., 6.13%, 11/15/11                 111,000           115,386
First Union National, 7.80%, 8/18/10                                   22,000            23,870
Goldman Sachs Group, Inc., 5.13%, 1/15/15                              16,000            15,642
Household Finance Corp., 4.63%, 1/15/08                                49,000            48,670
John Deere Capital Corp., 7.00%, 3/15/12                               11,000            11,885
Lehman Brothers Holdings, Inc., 6.63%,  1/18/12                        13,000            13,813
Merrill Lynch & Co., Inc., 4.25%, 2/8/10                              106,000           103,118
Morgan Stanley Dean Witter, 6.75%, 4/15/11                             27,000            28,568
U.S. Bank NA, 6.38%, 8/1/11                                            13,000            13,655
Verizon Global Funding Corp., 7.25%, 12/1/10                          101,000           108,407
Wells Fargo & Co., 4.63%, 8/9/10                                       24,000            23,643
                                                                                ---------------
                                                                                        734,321
                                                                                ---------------
INDUSTRIALS (2.7%)
Boeing Co., 6.13%, 2/15/33                                             11,000            12,013
General Electric Co., 5.00%, 2/1/13                                    87,000            86,234
Union Pacific Corp., 4.88%, 1/15/15                                    70,000            67,537
                                                                                ---------------
                                                                                        165,784
                                                                                ---------------
OIL & GAS (1.1%)
Conoco, Inc., 6.95%, 4/15/29                                           58,000            66,953
                                                                                ---------------
TECHNOLOGY (0.3%)
IBM Corp., 8.38%, 11/1/19                                              10,000            12,602
Motorola, Inc., 7.63%, 11/15/10                                         8,000             8,680
                                                                                ---------------
                                                                                         21,282
                                                                                ---------------
UTILITIES (2.5%)
Carolina Power and Light, 5.13%, 9/15/13                               30,000            29,652
Cincinnati Gas & Electric Corp., 5.70%, 9/15/12                        50,000            50,572
National Rural Utilities, 7.25%, 3/1/12                                72,000            78,721
                                                                                ---------------
                                                                                        158,945
                                                                                ---------------
TOTAL CORPORATE BONDS (COST $1,515,755)                                               1,544,977
                                                                                ---------------
U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES (24.4%)
FANNIE MAE (17.6%)
6.00%, 6/1/17, Pool #555004                                             3,428             3,484
5.50%, 8/1/17, Pool #826283                                             1,728             1,734
5.00%, 5/1/18, Pool #703444                                             8,519             8,390
4.50%, 1/1/19, Pool #735057                                             2,772             2,687
5.00%, 8/1/19, Pool #793396                                             2,996             2,951
5.00%, 12/1/19, Pool #745369                                            1,807             1,784

5.00%, 3/1/20, Pool #819410                                             1,839             1,812
5.50%, 3/1/20, Pool #735611                                             1,778             1,784
5.00%, 6/1/20, Pool #839333                                            71,920            70,830
4.50%, 9/1/20, Pool #839289                                             2,848             2,755
5.50%, 7/1/25, Pool #255809                                             6,931             6,903
6.00%, 10/1/32, Pool #667994                                            6,495             6,554
5.50%, 2/1/33, Pool #652693                                           139,388           137,768
5.50%, 3/1/33, Pool #735405                                            39,360            39,403
5.00%, 8/1/33, Pool #713679                                           210,498           203,222
6.00%, 9/1/33, Pool #736937                                             3,260             3,280
5.50%, 1/1/34, Pool #756233                                           101,282           100,105
7.00%, 4/1/34, Pool #780703                                             5,533             5,701
5.00%, 5/1/34, Pool #768230                                             5,690             5,494
6.00%, 8/1/34, Pool #725690                                           307,928           309,833
5.50%, 1/1/35, Pool #808374                                           172,730           170,723
6.00%, 4/1/35, Pool #735503                                             2,558             2,579
5.00%, 8/1/35, Pool #848355                                            11,229            10,841
                                                                                ---------------
                                                                                      1,100,617
                                                                                ---------------
FREDDIE MAC (4.4%)
4.00%, 6/1/18, Pool #E01401                                             4,580             4,347
5.00%, 10/1/18, Pool #B10252                                           11,112            10,963
4.50%, 11/1/18, Pool #E01489                                            4,614             4,467
4.50%, 12/1/18, Pool #G11657                                            3,734             3,615
4.50%, 1/1/19, Pool #B11878                                             7,248             7,018
4.50%, 7/1/19, Pool #B15661                                            21,157            20,459
5.00%, 8/1/33, Pool #A12886                                             3,867             3,746
5.50%, 8/1/33, Pool #A11851                                             7,651             7,588
6.50%, 12/1/33, Pool #A16523                                           30,148            30,821
5.00%, 4/1/34, Pool #A20534                                             4,787             4,634
5.50%, 10/1/34, Pool #A27526                                            6,206             6,152
5.00%, 12/1/34, Pool #A29017                                           61,225            59,267
5.50%, 10/1/35, Pool #A39170                                          110,775           109,624
                                                                                ---------------
                                                                                        272,701
                                                                                ---------------
GINNIE MAE (2.4%)
6.00%, 2/15/32, Pool #569704                                          141,437           143,614
5.50%, 4/15/33, Pool #603566                                            2,192             2,186
5.50%, 4/15/34, Pool #626116                                            1,714             1,708
5.50%, 9/15/35, Pool #644611                                            1,956             1,949
                                                                                ---------------
                                                                                        149,457
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES
   (COST $1,504,582)                                                                  1,522,775
                                                                                ---------------
U.S. GOVERNMENT AGENCY SECURITIES (6.8%)
FANNIE MAE (2.6%)
4.63%, 1/15/08, MTN                                                   125,000           124,350
4.50%, 10/15/08, MTN                                                   20,000            19,859
6.63%, 9/15/09, MTN                                                    20,000            20,930
                                                                                ---------------
                                                                                        165,139
                                                                                ---------------
FEDERAL HOME LOAN BANK (1.0%)
4.63%, 2/8/08, Series 627                                              40,000            39,798
4.63%, 11/21/08, Series 598                                            20,000            19,899
                                                                                ---------------
                                                                                         59,697
                                                                                ---------------
FREDDIE MAC (3.2%)
4.63%, 2/21/08, MTN                                                   116,000           115,414
4.63%, 12/19/08, MTN                                                   15,000            14,921
4.75%, 1/18/11, MTN                                                    15,000            14,930
4.75%, 1/19/16, MTN                                                    10,000             9,844
6.25%, 7/15/32, MTN                                                    40,000            46,399
                                                                                ---------------
                                                                                        201,508
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $425,093)                                 426,344
                                                                                ---------------

U.S. TREASURY OBLIGATIONS (17.8%)
U.S. TREASURY BONDS (3.4%)
5.25%, 11/15/28                                                       181,000           192,298
5.38%, 2/15/31                                                         20,000            21,714
                                                                                ---------------
                                                                                        214,012
                                                                                ---------------
U.S. TREASURY NOTES (14.4%)
3.13%, 5/15/07                                                        140,000           138,567
5.63%, 5/15/08                                                        229,000           231,934
4.00%, 6/15/09                                                         60,000            59,084
4.00%, 4/15/10                                                        235,000           230,640
5.00%, 2/15/11                                                         18,000            18,326
4.88%, 2/15/12                                                         40,000            40,598
4.00%, 2/15/15                                                         35,000            33,566
4.25%, 8/15/15                                                        147,000           143,302
                                                                                ---------------
                                                                                        896,017
                                                                                ---------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $1,097,477)                                     1,110,029
                                                                                ---------------
INVESTMENT COMPANIES (5.2%)
American Beacon Money Market Select Fund                              315,000           315,000
Federated Government Obligations Money Market                          11,595            11,595
                                                                                ---------------
TOTAL INVESTMENT COMPANIES (COST $326,595)                                              326,595
                                                                                ---------------
TOTAL INVESTMENTS (COST $6,233,112)(b) - 101.7%                                       6,351,918
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.7)%                                         (109,178)
                                                                                ---------------
NET ASSETS - 100.0%                                                             $     6,242,740
                                                                                ===============

----------
(a)  Non-income producing securities.

(b) See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

SEE NOTES TO FINANCIAL STATEMENTS.

AMERICAN INDEPENDENCE FUNDS
NESTEGG DOW JONES U.S. 2015 FUND

Schedule of Portfolio Investments
October 31, 2006

                                                                    SHARES
                                                                      OR
                                                                  PRINCIPAL
                                                                    AMOUNT           VALUE
                                                                -------------   ---------------
COMMON STOCKS (41.7%)
BASIC MATERIALS (1.8%)
A. Schulman, Inc. (a)                                                      82   $         1,985
Air Products & Chemicals, Inc. (a)                                         34             2,369
Airgas, Inc. (a)                                                          168             6,352
Albemarle Corp.                                                            96             6,243
Alcoa, Inc. (a)                                                           153             4,423
Aleris International, Inc.                                                 79             4,069
Allegheny Technologies, Inc. (a)                                           91             7,164
Arch Coal, Inc.                                                           148             5,125
Ashland, Inc.                                                              72             4,255
Bowater, Inc. (a)                                                         169             3,534
Cabot Corp.                                                                36             1,424
Cambrex Corp. (a)                                                          75             1,755
Caraustar Industries, Inc. (a)                                             88               953
Carpenter Technology Corp. (a)                                             57             6,098
Celanese Corp. Series A                                                   115             2,370
Chaparral Steel Co.                                                       104             4,325
Chemtura Corp.                                                            195             1,673
Cleveland-Cliffs, Inc. (a)                                                106             4,483
Coeur d'Alene Mines Corp. (a)                                             821             4,023
Consol Energy, Inc.                                                       182             6,441
Cytec Industries, Inc. (a)                                                 91             5,040
Dow Chemical Co. (a)                                                      166             6,771
E.I. DuPont de Nemours & Co. (a)                                          159             7,282
Eastman Chemical Co. (a)                                                   82             4,995
Ecolab, Inc. (a)                                                          173             7,847
Ferro Corp. (a)                                                            99             1,952
FMC Corp. (a)                                                              89             6,101
Freeport-McMoRan Copper & Gold, Inc. Class B (a)                           46             2,782
H.B. Fuller Co. (a)                                                       171             4,239
Hercules, Inc. (a)                                                        335             6,097
Huntsman Corp. (a)                                                         96             1,658
Interface, Inc.                                                           271             3,943
International Coal Group, Inc.                                            285             1,479
International Flavors & Fragrances, Inc. (a)                               73             3,101
International Paper Co. (a)                                                86             2,868
Jacuzzi Brands, Inc.                                                      219             2,713
Lubrizol Corp. (a)                                                        193             8,686
Lyondell Chemical Co. (a)                                                 226             5,801
Massey Energy Co.                                                          93             2,348
Meridian Gold, Inc. (a)                                                   101             2,556
Minerals Technologies, Inc.                                                37             2,041
Monsanto Co.                                                              134             5,925
Mosaic Co.                                                                147             2,752
Neenah Paper, Inc.                                                         37             1,363
Newmont Mining Corp. (a)                                                  103             4,663
Nucor Corp. (a)                                                            50             2,921
Olin Corp. (a)                                                            213             3,685
OM Group, Inc. (a)                                                         87             4,959
Orbotech Ltd.                                                              94             2,270

Oregon Steel Mills, Inc. (a)                                               85             4,624
Peabody Energy Corp.                                                       65             2,728
Phelps Dodge Corp. (a)                                                     36             3,614
PPG Industries, Inc. (a)                                                   29             1,984
Praxair, Inc. (a)                                                          82             4,941
Rohm & Haas Co. (a)                                                       144             7,462
RPM International, Inc. (a)                                               340             6,511
RTI International Metals, Inc. (a)                                         43             2,637
Ryerson, Inc.                                                              72             1,735
Sensient Technologies Corp.                                               136             3,135
Sigma-Aldrich Corp. (a)                                                    56             4,206
Steel Dynamics, Inc.                                                       45             2,705
Stillwater Mining Co.                                                     133             1,430
Tredegar Corp. (a)                                                         84             1,465
Tronox, Inc. Class B                                                       69               903
United States Steel Corp.                                                 119             8,045
USEC, Inc.                                                                256             2,857
Valspar Corp. (a)                                                         286             7,662
Wausau Paper Corp.                                                        136             1,844
Weyerhaeuser Co. (a)                                                       43             2,734
Worthington Industries, Inc. (a)                                          211             3,646
                                                                                ---------------
                                                                                        274,770
                                                                                ---------------
CONSUMER GOODS (3.4%)
Altria Group, Inc.                                                        348            28,302
American Axle & Manufacturing Holdings, Inc.                              126             2,363
Anheuser-Busch Cos., Inc. (a)                                             124             5,880
ArvinMeritor, Inc.                                                        197             2,959
Beazer Homes USA, Inc. (a)                                                109             4,724
Black & Decker Corp. (a)                                                   72             6,039
BLYTH, Inc.                                                                85             2,033
BorgWarner, Inc.                                                           61             3,508
Briggs & Stratton Corp. (a)                                                51             1,300
Brown-Forman Corp. Class B (a)                                             37             2,671
Brunswick Corp. (a)                                                        96             3,024
Bunge Ltd.                                                                124             7,950
Callaway Golf Co. (a)                                                     202             2,713
Campbell Soup Co. (a)                                                      46             1,719
Carter's, Inc.                                                             51             1,440
Centex Corp. (a)                                                          120             6,276
Champion Enterprises, Inc.                                                224             2,074
Chiquita Brands International, Inc.                                       127             1,740
Church & Dwight Co. (a)                                                   154             6,248
Clorox Co. (a)                                                             29             1,872
Coach, Inc.                                                                93             3,687
Coca-Cola Co. (a)                                                         368            17,193
Colgate-Palmolive Co. (a)                                                 129             8,252
ConAgra Foods, Inc. (a)                                                    88             2,301
Constellation Brands, Inc. Class A                                        212             5,828
Cooper Tire & Rubber Co. (a)                                              151             1,620
Corn Products International, Inc.                                         214             7,745
D.R. Horton, Inc. (a)                                                      50             1,172
Del Monte Foods Co.                                                       199             2,147
Eastman Kodak Co. (a)                                                     277             6,759
Electronic Arts, Inc.                                                      77             4,073
Energizer Holdings, Inc.                                                   52             4,064
Flowers Foods, Inc.                                                       138             3,749
Ford Motor Co.                                                            235             1,946
Fossil, Inc.                                                              145             3,167
Furniture Brands International, Inc. (a)                                  131             2,437
Garmin Ltd.                                                               110             5,875
General Mills, Inc. (a)                                                    60             3,409

General Motors Corp. (a)                                                   71             2,479
Gentex Corp.                                                              131             2,084
Genuine Parts Co. (a)                                                     175             7,966
Goodyear Tire & Rubber Co. (a)                                            453             6,944
H.J. Heinz Co. (a)                                                         58             2,445
Hain Celestial Group, Inc.                                                113             3,190
Hanesbrands, Inc.                                                         100             2,360
Hansen Natural Corp. (a)                                                  176             5,588
Harley-Davidson, Inc. (a)                                                  67             4,598
Harman International Industries, Inc. (a)                                  59             6,039
Hasbro, Inc. (a)                                                          152             3,940
Herman Miller, Inc. (a)                                                    61             2,091
Hershey Co. (a)                                                            33             1,746
HNI Corp.                                                                  36             1,619
Hormel Foods Corp. (a)                                                     62             2,239
Hovnanian Enterprises, Inc. Class A                                        37             1,141
J.M. Smucker Co.                                                           57             2,793
JAKKS Pacific, Inc.                                                        84             1,822
Jarden Corp.                                                              126             4,533
Johnson Controls, Inc. (a)                                                 26             2,120
Jones Apparel Group, Inc.                                                 112             3,741
KB Home                                                                    82             3,685
Kellwood Co. (a)                                                           65             1,989
Kenneth Cole Productions, Inc. Class A (a)                                 37               941
Kimberly-Clark Corp. (a)                                                   79             5,255
Kraft Foods, Inc. Class A                                                  37             1,273
La-Z-Boy, Inc. (a)                                                        122             1,495
Lancaster Colony Corp. (a)                                                 61             2,474
Lear Corp. (a)                                                            197             5,951
Leggett & Platt, Inc. (a)                                                 153             3,573
Lennar Corp. Class A                                                      119             5,650
Liz Claiborne, Inc. (a)                                                   104             4,386
M.D.C. Holdings, Inc. (a)                                                  37             1,845
Martek Biosciences Corp.                                                   59             1,399
Mattel, Inc. (a)                                                          383             8,667
McCormick & Co., Inc. (a)                                                 113             4,226
Meritage Homes Corp.                                                       66             3,021
Modine Manufacturing Co.                                                   78             1,857
Molson Coors Brewing Co. Class B                                           74             5,267
Monaco Coach Corp.                                                         83               991
Nautilus, Inc.                                                             99             1,399
Newell Rubbermaid, Inc. (a)                                               278             8,001
Nike, Inc. Class B (a)                                                     45             4,135
Nu Skin Enterprises, Inc. Class A (a)                                     124             2,371
NutriSystem, Inc.                                                          69             4,256
NVR, Inc.                                                                   5             2,808
Oakley, Inc. (a)                                                           79             1,468
PepsiAmericas, Inc.                                                        69             1,411
PepsiCo, Inc. (a)                                                         398            25,248
Phillips-Van Heusen Corp. (a)                                             128             5,857
Polo Ralph Lauren Corp.                                                    61             4,331
Pool Corp.                                                                126             5,163
Procter & Gamble Co. (a)                                                  764            48,429
Pulte Homes, Inc. (a)                                                      39             1,209
Quiksilver, Inc.                                                          369             5,148
Ralcorp Holdings, Inc. (a)                                                 54             2,670
Reynolds American, Inc.                                                    29             1,832
Ryland Group, Inc. (a)                                                     46             2,113
Sara Lee Corp. (a)                                                        105             1,796
Smithfield Foods, Inc.                                                    114             3,064
Spectrum Brands, Inc.                                                     118             1,147
Standard Pacific Corp. (a)                                                 57             1,381

Stanley Works (a)                                                          71             3,383
Steelcase, Inc. Class A                                                   184             3,049
Stride Rite Corp. (a)                                                      98             1,446
Superior Industries International, Inc. (a)                                66             1,115
Thor Industries, Inc. (a)                                                  36             1,578
THQ, Inc.                                                                 156             4,691
Tim Hortons, Inc.                                                         151             4,364
Timberland Co. (a)                                                        126             3,635
Toll Brothers, Inc. (a)                                                   125             3,614
TreeHouse Foods, Inc.                                                      94             2,384
Tupperware Brands Corp. (a)                                               179             3,800
Tyson Foods, Inc. Class A (a)                                             242             3,497
Universal Corp. (a)                                                        60             2,209
UST, Inc. (a)                                                             164             8,784
VF Corp. (a)                                                               88             6,689
Visteon Corp.                                                             366             2,701
WCI Communities, Inc.                                                      85             1,370
WD-40 Co.                                                                  48             1,632
Weight Watchers International, Inc.                                        37             1,613
Whirlpool Corp. (a)                                                         1                83
Winnebago Industries, Inc. (a)                                             49             1,631
WM. Wrigley Jr. Co. (a)                                                    34             1,766
Wolverine World Wide, Inc. (a)                                            160             4,538
                                                                                ---------------
                                                                                        520,491
                                                                                ---------------
CONSUMER SERVICES (5.5%)
99 Cents Only Stores                                                      137             1,643
Abercrombie & Fitch Co.                                                    83             6,362
Adesa, Inc.                                                                77             1,936
Advance Auto Parts, Inc.                                                  103             3,607
ADVO, Inc.                                                                 58             1,703
Aeropostale, Inc.                                                         134             3,928
AirTran Holdings, Inc. (a)                                                268             2,672
Amazon.com, Inc. (a)                                                       58             2,209
American Greetings Corp. Class A (a)                                      153             3,658
AmerisourceBergen Corp.                                                   194             9,157
Ann Taylor Stores Corp.                                                    66             2,905
Apollo Group, Inc. Class A                                                 35             1,294
Applebee's International, Inc. (a)                                        225             5,135
aQuantive, Inc.                                                           168             4,566
ARAMARK Corp. Class B                                                     124             4,145
Arbitron, Inc.                                                             57             2,394
AutoNation, Inc.                                                          163             3,268
AutoZone, Inc. (a)                                                         51             5,712
Avid Technology, Inc.                                                     103             3,720
Avis Budget Group, Inc.                                                    13               257
Aztar Corp. (a)                                                            92             4,928
Bally Technologies, Inc.                                                  135             2,680
Barnes & Noble, Inc.                                                      130             5,370
Bed Bath & Beyond, Inc.                                                    58             2,337
Belo Corp. Series A (a)                                                    96             1,682
Best Buy Co., Inc.                                                         98             5,415
Big Lots, Inc.                                                            328             6,914
BJ's Wholesale Club, Inc.                                                  66             1,891
Blockbuster, Inc. Class A                                                 324             1,270
Bob Evans Farms, Inc. (a)                                                 107             3,628
Borders Group, Inc.                                                       185             3,809
Boyd Gaming Corp. (a)                                                      54             2,131
Cablevision Systems Corp.                                                 213             5,919
Cardinal Health, Inc. (a)                                                 104             6,807
Career Education Corp.                                                     92             2,050
CarMax, Inc.                                                              104             4,607
Casey's General Stores, Inc.                                              148             3,592

Catalina Marketing Corp.                                                  106             2,687
Cato Corp. Class A (a)                                                     87             1,991
CBRL Group, Inc.                                                           66             2,898
CBS Corp. Class B                                                         120             3,473
CEC Entertainment, Inc.                                                    63             2,172
Charming Shoppes, Inc. (a)                                                362             5,358
Cheesecake Factory, Inc.                                                  179             5,057
Chemed Corp.                                                               64             2,271
Chico's Fas, Inc.                                                         167             3,996
Children's Place Retail Stores, Inc.                                       58             4,071
Circuit City Stores, Inc. (a)                                             176             4,748
Clear Channel Communications, Inc. (a)                                     83             2,893
CNET Networks, Inc.                                                       337             3,013
Coldwater Creek, Inc.                                                      60             1,829
Comcast Corp. Class A                                                     313            12,729
Comcast Corp. Special Class A                                             130             5,262
Continental Airlines, Inc. Class B                                        258             9,515
Corinthian Colleges, Inc.                                                 261             3,197
Costco Wholesale Corp. (a)                                                117             6,245
Cox Radio, Inc.                                                            95             1,600
CTC Media, Inc.                                                            38               922
Cumulus Media, Inc.                                                       110             1,179
CVS Corp. (a)                                                             201             6,307
Dick's Sporting Goods, Inc.                                                83             4,130
Dillard's, Inc. (a)                                                       187             5,642
Discovery Holding Co. Class A                                             269             3,992
Dollar General Corp. (a)                                                  320             4,490
Dollar Tree Stores, Inc.                                                   91             2,829
Dress Barn, Inc.                                                           82             1,781
Dun & Bradstreet Corp.                                                     59             4,557
E.W. Scripps Co. Class A                                                   79             3,907
eBay, Inc.                                                                263             8,450
EchoStar Communications Corp. (a)                                         196             6,962
Emmis Communications Corp. Class A                                         98             1,209
Entercom Communications Corp. Class A                                      89             2,463
Expedia, Inc.                                                             278             4,518
FactSet Research Systems, Inc. (a)                                         35             1,782
Family Dollar Stores, Inc. (a)                                            146             4,300
Federated Department Stores, Inc.                                          97             4,259
Foot Locker, Inc.                                                         160             3,710
Fred's, Inc.                                                              113             1,478
GameStop Corp. Class A                                                     41             2,093
GameStop Corp. Class B                                                     24             1,194
Gannett Co., Inc. (a)                                                      33             1,952
Gaylord Entertainment Co.                                                  96             4,468
Gemstar-TV Guide International, Inc.                                      756             2,631
Getty Images, Inc.                                                         48             2,079
Guitar Center, Inc.                                                        64             2,776
H&R Block, Inc. (a)                                                       287             6,274
Home Depot, Inc. (a)                                                      498            18,589
Hot Topic, Inc.                                                           125             1,264
Hudson Highland Group, Inc.                                                62               725
IHOP Corp.                                                                 37             1,930
International Game Technology (a)                                          85             3,613
International Speedway Corp. Class A (a)                                   76             3,945
Interpublic Group of Cos. (a)                                             444             4,844
ITT Educational Services, Inc. (a)                                        101             6,964
J.C. Penney Co., Inc. (a)                                                  52             3,912
Jack in the Box, Inc.                                                      87             4,882
JetBlue Airways Corp.                                                     162             2,035
John Wiley & Sons, Inc. Class A (a)                                        98             3,459
Kohl's Corp. (a)                                                           77             5,436

Krispy Kreme Doughnuts, Inc.                                              162             1,742
Kroger Co. (a)                                                             95             2,137
Lamar Advertising Co. Class A                                              84             4,845
Las Vegas Sands Corp.                                                      25             1,905
Laureate Education, Inc.                                                  113             5,957
Lee Enterprises, Inc.                                                     117             3,338
Liberty Global, Inc. Series C                                             215             5,467
Liberty Media Holding Corp. Capital Series A                               34             3,028
Liberty Media Holding Corp. Interactive Serie                             170             3,752
Limited Brands, Inc. (a)                                                   61             1,798
Live Nation, Inc.                                                         114             2,424
Lone Star Steakhouse & Saloon, Inc. (a)                                    52             1,420
Longs Drug Stores Corp. (a)                                                73             3,142
Lowe's Cos. (a)                                                           363            10,941
Marriott International, Inc. Class A (a)                                   89             3,718
Matthews International Corp. Class A                                       78             2,997
McDonald's Corp. (a)                                                      211             8,845
McGraw-Hill Cos. (a)                                                       89             5,711
McKesson Corp. (a)                                                         77             3,857
Men's Wearhouse, Inc.                                                     118             4,702
Meredith Corp. (a)                                                         99             5,198
MGM MIRAGE (a)                                                             32             1,377
Michaels Stores, Inc.                                                     126             5,543
Multimedia Games, Inc.                                                     82               770
Navteq Corp.                                                               90             2,988
Netflix, Inc.                                                             145             4,011
New York Times Co. Class A (a)                                            149             3,601
News Corp. Class A                                                        463             9,654
News Corp. Class B                                                        104             2,261
Nordstrom, Inc. (a)                                                       207             9,801
O'Reilly Automotive, Inc.                                                 110             3,552
Office Depot, Inc.                                                        270            11,337
OfficeMax, Inc.                                                            70             3,331
Omnicare, Inc. (a)                                                        115             4,356
P.F. Chang's China Bistro, Inc.                                            49             2,049
Panera Bread Co. Class A                                                   73             4,511
Pantry, Inc.                                                               57             3,111
Papa John's International, Inc.                                            54             1,982
Payless Shoesource, Inc.                                                  193             5,163
Penn National Gaming, Inc.                                                 72             2,633
Pep Boys-Manny Moe & Jack (a)                                             145             2,056
PETsMART, Inc.                                                            136             3,914
Pier 1 Imports, Inc. (a)                                                  187             1,223
R.H. Donnelley Corp.                                                       46             2,770
Radio One, Inc. Class D                                                   220             1,494
RadioShack Corp.                                                          112             1,998
Reader's Digest Association, Inc.                                         103             1,481
Regis Corp.                                                               111             4,168
Rent-A-Center, Inc.                                                       202             5,810
Rite Aid Corp. (a)                                                        524             2,452
Royal Caribbean Cruises Ltd.                                              133             5,387
Ryan's Restaurant Group, Inc.                                             120             1,945
Sabre Holdings Corp. (a)                                                  136             3,457
Safeway, Inc. (a)                                                          74             2,173
Saks, Inc.                                                                345             6,672
Scholastic Corp. (a)                                                      102             3,205
Scientific Games Corp.                                                     63             1,766
Sears Holdings Corp.                                                       25             4,362
Service Corp. International (a)                                           852             7,770
ServiceMaster Co.                                                         302             3,422

Sinclair Broadcast Group, Inc. Class A                                    144             1,299
Sirius Satellite Radio, Inc.                                            1,210             4,634
Six Flags, Inc.                                                           175               998
Sonic Corp.                                                               212             4,823
Southwest Airlines Co. (a)                                                206             3,096
Staples, Inc.                                                             186             4,797
Starbucks Corp.                                                           191             7,210
Starwood Hotels & Resorts Worldwide, Inc.                                  55             3,286
Station Casinos, Inc. (a)                                                  43             2,593
Stein Mart, Inc. (a)                                                       83             1,359
Stewart Enterprises, Inc. Class A (a)                                     269             1,662
Strayer Education, Inc. (a)                                                35             3,959
Sun-Times Media Group, Inc. Class A                                       155               899
Supervalu, Inc. (a)                                                       213             7,114
Sysco Corp. (a)                                                           158             5,527
Talbots, Inc. (a)                                                          68             1,907
Target Corp.                                                              193            11,422
Time Warner, Inc.                                                         682            13,646
Tractor Supply Co.                                                         85             4,116
Triarc Cos., Inc. Class B                                                 103             1,729
Tribune Co. (a)                                                            30             1,000
Tuesday Morning Corp. (a)                                                  91             1,502
United Natural Foods, Inc.                                                 97             3,385
Univision Communications, Inc. Class A                                    226             7,924
Urban Outfitters, Inc.                                                    115             2,013
Valassis Communications, Inc.                                             144             2,161
ValueClick, Inc.                                                          258             4,850
ValueVision Media, Inc. Class A                                            94             1,214
VCA Antech, Inc.                                                          196             6,345
Viacom, Inc. Class B                                                      153             5,955
Wal-Mart Stores, Inc. (a)                                                 621            30,602
Walgreen Co. (a)                                                          239            10,440
Warner Music Group Corp.                                                   49             1,271
Washington Post Co. Class B (a)                                             6             4,519
Wendy's International, Inc. (a)                                           112             3,875
Westwood One, Inc.                                                        208             1,645
Whole Foods Market, Inc.                                                  135             8,618
Williams-Sonoma, Inc.                                                      91             3,095
WM Wrigley Jr. Co.                                                          8               414
WMS Industries, Inc. (a)                                                   71             2,508
Wynn Resorts Ltd.                                                          72             5,295
XM Satellite Radio Holdings, Inc. Class A                                 263             3,067
Yum! Brands, Inc.                                                          69             4,103
Zale Corp.                                                                122             3,518
                                                                                ---------------
                                                                                        826,113
                                                                                ---------------
FINANCIALS (9.1%)
A.G. Edwards, Inc. (a)                                                     79             4,507
ACE Ltd.                                                                   57             3,263
Affiliated Managers Group, Inc.                                            29             2,904
AFLAC, Inc. (a)                                                           125             5,615
Alexandria Real Estate Equities, Inc.                                      63             6,281
Alleghany Corp.                                                             5             1,529
Allstate Corp. (a)                                                        110             6,750
AMBAC Financial Group, Inc. (a)                                           106             8,850
Amcore Financial, Inc.                                                     65             2,035
American Express Co. (a)                                                  235            13,584
American Financial Group, Inc.                                             45             2,154
American Financial Realty Trust REIT                                      389             4,540
American Home Mortgage Investment Corp. REIT                              129             4,408
American International Group, Inc. (a)                                    391            26,262

American National Insurance Co.                                            16             1,856
AmeriCredit Corp.                                                         135             3,452
Ameriprise Financial, Inc.                                                 39             2,009
AmerUs Group Co. Class A                                                   93             6,369
AmSouth Bancorp (a)                                                       319             9,640
Anchor Bancorp Wisconsin, Inc.                                             58             1,684
Annaly Capital Management, Inc.                                           564             7,400
AON Corp. (a)                                                              46             1,600
Arch Capital Group Ltd.                                                    42             2,700
Archstone-Smith Trust                                                     214            12,884
Arthur J. Gallagher & Co. (a)                                              78             2,172
Associated Banc-Corp.                                                     128             4,204
Assurant, Inc.                                                            109             5,740
Assured Guaranty Ltd.                                                      51             1,284
Astoria Financial Corp.                                                    94             2,727
Avalonbay Communities, Inc.                                                71             9,305
Axis Capital Holdings Ltd.                                                146             4,796
BancorpSouth, Inc. (a)                                                    213             5,442
Bank of America Corp. (a)                                                 768            41,371
Bank of Hawaii Corp.                                                      121             6,313
Bank of New York Co. (a)                                                  133             4,571
BB&T Corp. (a)                                                             94             4,091
Bear Stearns Cos. (a)                                                      20             3,027
BlackRock, Inc.                                                            14             2,112
Boston Properties, Inc.                                                   109            11,643
Brandywine Realty Trust                                                   261             8,707
BRE Properties, Inc.                                                      130             8,619
Brown & Brown, Inc.                                                       110             3,219
Camden Property Trust                                                      56             4,520
Capital One Financial Corp. (a)                                            54             4,284
CapitalSource, Inc.                                                       129             3,578
Cathay General Bancorp                                                    108             3,721
CB Richard Ellis Group, Inc. Class A                                      188             5,646
CBL & Associates Properties, Inc.                                         153             6,691
Charles Schwab Corp. (a)                                                  262             4,774
Chicago Mercantile Exchange Holdings, Inc. Class A                          8             4,008
Chittenden Corp.                                                          136             4,011
Chubb Corp. (a)                                                            73             3,880
Cincinnati Financial Corp. (a)                                            154             7,030
CIT Group, Inc.                                                           201            10,462
Citigroup, Inc. (a)                                                       837            41,983
Citizens Banking Corp.                                                    127             3,298
Colonial Bancgroup, Inc. (a)                                              160             3,814
Colonial Properties Trust                                                 132             6,651
Comerica, Inc. (a)                                                         30             1,746
Commerce Bancshares, Inc.                                                  69             3,416
Commerce Group, Inc.                                                      185             5,476
Compass Bancshares, Inc.                                                  130             7,314
Conseco, Inc.                                                             158             3,214
Corporate Office Properties Trust                                         106             5,066
Countrywide Financial Corp. (a)                                           107             4,079
Cousins Properties, Inc.                                                  119             4,257
Crescent Real Estate Equities Co.                                         102             2,224
Cullen/Frost Bankers, Inc. (a)                                             50             2,708
Delphi Financial Group, Inc. Class A (a)                                  105             4,121
Dime Community Bancshares                                                 102             1,423
Doral Financial Corp.                                                     220             1,012
Downey Financial Corp. (a)                                                 63             4,339
Duke Realty Corp.                                                         136             5,448
E*TRADE Financial Corp.                                                   339             7,892
East West Bancorp, Inc.                                                   137             5,002

Eaton Vance Corp. (a)                                                     131             4,066
Endurance Specialty Holdings Ltd.                                          59             2,103
Equity Inns, Inc.                                                         124             2,081
Equity Lifestyle Properties, Inc.                                          53             2,611
Equity Office Properties Trust                                             67             2,848
Equity Residential                                                         50             2,731
Erie Indemnity Co. Class A                                                 47             2,381
Essex Property Trust, Inc.                                                 55             7,330
Everest Re Group Ltd.                                                      66             6,546
F.N.B. Corp.                                                              177             2,997
Fannie Mae (a)                                                            166             9,837
Federal Realty Investment Trust                                            52             4,168
Federated Investors, Inc.                                                 103             3,532
Felcor Lodging Trust, Inc.                                                179             3,716
Fidelity National Financial, Inc. (a)                                     176             3,925
Fidelity National Title Group, Class A                                    184             4,059
Fifth Third Bancorp (a)                                                    82             3,268
First American Corp. (a)                                                   88             3,593
First Bancorp (Puerto Rico) (a)                                           177             1,752
First Horizon National Corp.                                              124             4,876
First Marblehead Corp. (a)                                                 31             2,091
First Midwest Bancorp (a)                                                 147             5,590
First Niagara Financial Group, Inc.                                       318             4,554
FirstMerit Corp. (a)                                                      214             4,969
Forest City Enterprises, Inc. Class A                                      46             2,525
Franklin Resources, Inc. (a)                                               42             4,786
Freddie Mac (a)                                                           119             8,210
Fremont General Corp. (a)                                                 205             2,979
Friedman Billings Ramsey Group, Inc. Class A                              158             1,206
Fulton Financial Corp.                                                    499             7,989
Genworth Financial, Inc. Class A                                           78             2,608
Glenborough Realty Trust, Inc.                                             92             2,390
Goldman Sachs Group, Inc.                                                  63            11,956
Greater Bay Bancorp (a)                                                   149             3,837
Hancock Holding Co.                                                        27             1,385
Harbor Florida Bancshares, Inc.                                            52             2,361
Hartford Financial Services Group, Inc. (a)                                53             4,620
HCC Insurance Holdings, Inc. (a)                                          118             3,972
Health Care Property Investors, Inc.                                      141             4,427
Health Care REIT, Inc.                                                    181             7,472
Healthcare Realty Trust, Inc.                                             141             5,711
Highwoods Properties, Inc.                                                154             5,883
Hilb Rogal & Hobbs Co. (a)                                                 87             3,473
Horace Mann Educators Corp.                                               101             2,034
Hospitality Properties Trust                                               71             3,441
HRPT Properties Trust                                                     606             7,211
Hudson City Bancorp, Inc.                                                 500             6,865
Huntington Bancshares, Inc. (a)                                           227             5,541
IMPAC Mortgage Holdings, Inc.                                             200             1,894
IndyMac Bancorp, Inc.                                                     205             9,317
International Bancshares Corp.                                             53             1,626
Investment Technology Group, Inc. (a)                                      93             4,343
Investors Financial Services Corp. (a)                                     52             2,045
IPC Holdings Ltd.                                                          68             2,043
iStar Financial, Inc.                                                     117             5,421
Janus Capital Group, Inc.                                                 207             4,157
Jones Lang LaSalle, Inc.                                                   33             3,036
JPMorgan Chase & Co.                                                      585            27,751
KeyCorp (a)                                                                71             2,637
Kilroy Realty Corp.                                                        79             5,951
Kimco Realty Corp.                                                        232            10,318

KKR Financial Corp.                                                        85             2,281
Knight Capital Group, Inc. Class A                                        299             5,576
LaBranche & Co., Inc.                                                     133             1,180
LaSalle Hotel Properties                                                   97             4,098
Lazard Ltd.                                                                91             3,858
Legg Mason, Inc. (a)                                                       34             3,061
Lehman Brothers Holdings, Inc. (a)                                         93             7,239
Lexington Corporate Properties Trust                                      154             3,280
Liberty Property Trust                                                     93             4,483
Lincoln National Corp. (a)                                                 47             2,976
Loews Corp. (a)                                                            82             3,191
M&T Bank Corp. (a)                                                         14             1,705
Macerich Co.                                                               68             5,464
Mack-Cali Realty Corp.                                                    180             9,522
MAF Bancorp, Inc. (a)                                                      95             4,094
Markel Corp.                                                                9             3,596
Marsh & McLennan Cos. (a)                                                  96             2,826
Marshall & Ilsley Corp. (a)                                               220            10,547
MasterCard, Inc. Class A                                                   65             4,817
MBIA, Inc. (a)                                                            135             8,373
Mellon Financial Corp. (a)                                                 72             2,794
Mercantile Bankshares Corp. (a)                                           126             5,680
Mercury General Corp.                                                      28             1,450
Merrill Lynch & Co., Inc. (a)                                             158            13,811
MetLife, Inc.                                                              81             4,628
MGIC Investment Corp. (a)                                                  88             5,171
Mid-America Apartment Communities, Inc.                                    60             3,819
Montpelier Re Holdings Ltd.                                               109             1,935
Moody's Corp.                                                              61             4,044
Morgan Stanley (a)                                                        169            12,916
Nasdaq Stock Market, Inc. (a)                                              90             3,216
National City Corp. (a)                                                   100             3,725
National Financial Partners Corp.                                          81             3,191
Nationwide Financial Services, Inc. Class A (a)                           154             7,842
Nationwide Health Properties, Inc.                                        237             6,811
NetBank, Inc.                                                             140               743
New Century Financial Corp.                                               141             5,553
New Plan Excel Realty Trust, Inc.                                          87             2,506
New York Community Bancorp, Inc.                                          278             4,545
NewAlliance Bancshares, Inc.                                              312             4,830
North Fork Bancorp                                                         73             2,086
NovaStar Financial, Inc.                                                   96             3,064
Nuveen Investments, Inc.                                                   79             3,895
NYSE Group, Inc.                                                           14             1,036
Ohio Casualty Corp.                                                       176             4,828
Old National Bancorp                                                      177             3,359
Old Republic International Corp. (a)                                      216             4,866
Pacific Capital Bancorp                                                   135             4,153
Park National Corp.                                                        27             2,738
PartnerRe Ltd.                                                             59             4,125
Pennsylvania Real Estate Investment Trust                                 108             4,655
Philadelphia Consolidated Holding Co. (a)                                 144             5,633
Phoenix Cos., Inc.                                                        323             5,116
Platinum Underwriters Holdings Ltd.                                       144             4,300
Plum Creek Timber Co., Inc. REIT                                          180             6,469
PMI Group, Inc.                                                            89             3,796
PNC Financial Services Group, Inc. (a)                                     52             3,642
Popular, Inc.                                                             257             4,675
Potlatch Corp. REIT                                                       111             4,507
Principal Financial Group, Inc.                                            37             2,090
ProAssurance Corp.                                                         75             3,653
Progressive Corp. (a)                                                     184             4,447

Protective Life Corp. (a)                                                  66             2,921
Provident Bankshares Corp.                                                 97             3,506
Provident Financial Services, Inc.                                        181             3,320
Prudential Financial, Inc.                                                 83             6,385
Public Storage, Inc.                                                      120            10,764
Radian Group, Inc. (a)                                                     83             4,424
Rayonier, Inc. REIT (a)                                                    81             3,320
Realty Income Corp.                                                       256             6,758
Reckson Associates Realty Corp.                                            82             3,618
Redwood Trust, Inc. (a)                                                    72             3,958
Regency Centers Corp.                                                      68             4,907
Regions Financial Corp.                                                    80             3,036
Reinsurance Group of America, Inc.                                         31             1,748
RenaissanceRe Holdings Ltd.                                                65             3,536
Republic Bancorp, Inc. (a)                                                179             2,395
Safeco Corp. (a)                                                          117             6,808
Saxon Capital, Inc.                                                       151             2,137
SEI Investments Co. (a)                                                    69             3,883
Selective Insurance Group, Inc. (a)                                        67             3,702
Simon Property Group, Inc.                                                 56             5,438
Sky Financial Group, Inc.                                                  91             2,280
SL Green Realty Corp.                                                      43             5,205
SLM Corp.                                                                 102             4,965
South Financial Group, Inc.                                               214             5,677
Sovereign Bancorp, Inc.                                                   327             7,812
St. Joe Co.                                                                73             3,926
St. Paul Travelers Cos., Inc. (a)                                         119             6,084
StanCorp Financial Group, Inc. (a)                                        125             5,711
Sterling Bancshares, Inc.                                                 106             1,941
Sunstone Hotel Investors, Inc. REIT                                       175             5,156
SunTrust Banks, Inc. (a)                                                   63             4,976
Susquehanna Bancshares, Inc.                                              148             3,699
SVB Financial Group                                                        84             3,866
SWS Group, Inc.                                                            54             1,501
Synovus Financial Corp. (a)                                               271             7,962
T. Rowe Price Group, Inc.                                                 251            11,874
Taubman Centers, Inc.                                                     125             5,863
TCF Financial Corp.                                                       129             3,358
TD Ameritrade Holding Corp.                                                56               922
TD Banknorth, Inc.                                                        103             3,047
Thornburg Mortgage, Inc.                                                  108             2,773
Torchmark Corp. (a)                                                       100             6,168
Trustco Bank Corp.                                                        175             1,934
Trustmark Corp.                                                           145             4,591
U.S. Bancorp                                                              307            10,389
UCBH Holdings, Inc.                                                       286             4,902
UnionBanCal Corp.                                                          57             3,282
United Bankshares, Inc.                                                   114             4,354
United Dominion Realty Trust, Inc.                                        139             4,499
Unitrin, Inc.                                                              37             1,588
UnumProvident Corp. (a)                                                   360             7,121
Valley National Bancorp                                                    97             2,528
Ventas, Inc.                                                              108             4,210
W Holding Co., Inc.                                                       391             2,225
Wachovia Corp.                                                            333            18,481
Waddell & Reed Financial, Inc.                                             84             2,142
Washington Federal, Inc.                                                  249             5,787
Washington Mutual, Inc. (a)                                               166             7,022
Webster Financial Corp.                                                   159             7,683
Weingarten Realty Investors                                                85             3,953
Wells Fargo & Co. (a)                                                     544            19,741
Westamerica Bancorp                                                        76             3,789

White Mountains Insurance Group Ltd.                                        8             4,542
Whitney Holding Corp. (a)                                                 189             6,173
Willis Group Holdings Ltd.                                                123             4,678
Wilmington Trust Corp. (a)                                                 70             2,911
Wintrust Financial Corp.                                                   62             2,992
XL Capital Ltd. Class A                                                    29             2,046
                                                                                ---------------
                                                                                      1,361,155
                                                                                ---------------
HEALTH CARE (4.5%)
Abbott Laboratories (a)                                                   265            12,589
Advanced Medical Optics, Inc.                                              55             2,247
Aetna, Inc.                                                               136             5,606
Affymetrix, Inc. (a)                                                       63             1,607
Albany Molecular Research, Inc.                                            69               822
Alcon, Inc.                                                                19             2,016
Alexion Pharmaceuticals, Inc.                                              77             2,877
Alkermes, Inc. (a)                                                        254             4,267
Allergan, Inc. (a)                                                         38             4,389
American Medical Systems Holdings, Inc.                                   171             3,046
Amgen, Inc.                                                               284            21,557
Amylin Pharmaceuticals, Inc.                                              107             4,704
Applied Biosystems Group-Applera Corp.                                    185             6,901
Apria Healthcare Group, Inc. (a)                                          128             2,981
Arthrocare Corp.                                                           63             2,546
Barr Pharmaceuticals, Inc.                                                 95             4,975
Bausch & Lomb, Inc. (a)                                                    52             2,784
Beckman Coulter, Inc. (a)                                                  60             3,454
Becton Dickinson & Co. (a)                                                 58             4,062
Bio-Rad Laboratories, Inc. Class A                                         44             3,230
Biogen Idec, Inc.                                                          87             4,141
BioMarin Pharmaceutical, Inc.                                             215             3,446
Biomet, Inc. (a)                                                           56             2,119
Biosite, Inc.                                                              41             1,883
Boston Scientific Corp.                                                   334             5,314
Bristol-Myers Squibb Co. (a)                                              336             8,316
C.R. Bard, Inc. (a)                                                        99             8,114
Caremark Rx, Inc.                                                         110             5,415
Celera Genomics Group-Applera Corp.                                       225             3,492
Celgene Corp.                                                              86             4,596
Cephalon, Inc.                                                             59             4,141
Charles River Laboratories International, Inc.                             66             2,833
CIGNA Corp. (a)                                                            18             2,106
Community Health Systems, Inc.                                             92             2,985
Cooper Cos. (a)                                                            36             2,075
Covance, Inc.                                                              62             3,627
Coventry Health Care, Inc.                                                154             7,230
Cubist Pharmaceuticals, Inc.                                              132             2,940
CV Therapeutics, Inc.                                                      80             1,036
Cyberonics, Inc.                                                           55               992
Cytyc Corp.                                                               110             2,906
Dade Behring Holdings, Inc.                                                84             3,060
DaVita, Inc.                                                               98             5,452
Dentsply International, Inc. (a)                                          140             4,379
Edwards Lifesciences Corp.                                                140             6,010
Eli Lilly & Co. (a)                                                       159             8,906
Endo Pharmaceuticals Holdings, Inc.                                       125             3,568
Enzo Biochem, Inc.                                                         88             1,258
eResearch Technology, Inc.                                                 97               797
Express Scripts, Inc.                                                      29             1,848
Fisher Scientific International, Inc.                                     118            10,103
Forest Laboratories, Inc.                                                  81             3,964
Gen-Probe, Inc.                                                           130             6,223

Genentech, Inc.                                                           115             9,580
Genzyme Corp.                                                              66             4,456
Gilead Sciences, Inc.                                                     114             7,855
Haemonetics Corp. (a)                                                      66             3,010
Health Management Associates, Inc. Class A                                243             4,787
Health Net, Inc.                                                          110             4,566
Healthways, Inc.                                                           85             3,600
Henry Schein, Inc. (a)                                                     86             4,273
Hologic, Inc.                                                             131             6,308
Hospira, Inc.                                                             148             5,380
Human Genome Sciences, Inc.                                               327             4,365
Humana, Inc. (a)                                                          159             9,540
ICOS Corp.                                                                 60             1,903
IDEXX Laboratories, Inc. (a)                                               74             6,158
ImClone Systems, Inc. (a)                                                  54             1,690
Immucor, Inc. (a)                                                         166             4,570
Incyte Corp.                                                              231             1,100
InterMune, Inc.                                                            66             1,459
Intuitive Surgical, Inc.                                                   34             3,372
Invacare Corp. (a)                                                         92             2,008
Invitrogen Corp.                                                           51             2,959
Johnson & Johnson (a)                                                     714            48,123
Kinetic Concepts, Inc.                                                     50             1,738
King Pharmaceuticals, Inc.                                                243             4,065
Kyphon, Inc.                                                              109             4,306
Laboratory Corp. of America Holdings                                      118             8,082
Lincare Holdings, Inc.                                                     91             3,054
Magellan Health Services, Inc.                                             93             4,059
Manor Care, Inc. (a)                                                       63             3,023
Medarex, Inc.                                                             307             3,966
Medco Health Solutions, Inc.                                               75             4,013
Medicines Co.                                                             121             3,141
Medicis Pharmaceutical Corp.                                              133             4,660
Medimmune, Inc.                                                           227             7,273
Medtronic, Inc. (a)                                                       288            14,019
Mentor Corp.                                                              103             4,820
Merck & Co., Inc. (a)                                                     374            16,986
MGI Pharma, Inc.                                                          192             3,654
Millennium Pharmaceuticals, Inc.                                          324             3,791
Millipore Corp. (a)                                                        50             3,227
Molecular Devices Corp.                                                    43               866
Mylan Laboratories, Inc. (a)                                              211             4,326
Myriad Genetics, Inc.                                                      96             2,581
Nabi Biopharmaceuticals                                                   183             1,204
Nektar Therapeutics                                                       219             3,160
Neurocrine Biosciences, Inc.                                               51               589
Noven Pharmaceuticals, Inc.                                                60             1,333
Onyx Pharmaceuticals, Inc.                                                 75             1,409
OSI Pharmaceuticals, Inc.                                                  53             2,029
Par Pharmaceutical Cos., Inc.                                              83             1,618
PAREXEL International Corp. (a)                                            68             2,013
Patterson Cos., Inc.                                                      126             4,139
PDL BioPharma, Inc.                                                       105             2,219
Pediatrix Medical Group, Inc. (a)                                         116             5,212
Perrigo Co.                                                               251             4,490
Pfizer, Inc. (a)                                                        1,233            32,858
Pharmaceutical Product Development, Inc.                                   83             2,627
PolyMedica Corp.                                                           45             1,870
PSS World Medical, Inc.                                                   170             3,420
Psychiatric Solutions, Inc.                                               133             4,416
Quest Diagnostics, Inc. (a)                                                34             1,691
Regeneron Pharmaceuticals, Inc.                                           130             2,607

ResMed, Inc.                                                               69             3,035
Respironics, Inc. (a)                                                      58             2,049
Sepracor, Inc.                                                            103             5,331
Sierra Health Services, Inc. (a)                                          122             4,177
St. Jude Medical, Inc. (a)                                                 90             3,092
Stryker Corp. (a)                                                          71             3,713
Sunrise Senior Living, Inc.                                               108             3,371
Techne Corp.                                                               89             4,973
Telik, Inc.                                                                96             1,819
Tenet Healthcare Corp. (a)                                                484             3,417
United Surgical Partners International, Inc.                              109             2,705
United Therapeutics Corp.                                                  58             3,471
UnitedHealth Group, Inc.                                                  319            15,560
Universal Health Services, Inc. Class B                                    42             2,224
Varian Medical Systems, Inc. (a)                                          125             6,858
Varian, Inc.                                                               76             3,564
Ventana Medical Systems, Inc.                                              83             3,352
Vertex Pharmaceuticals, Inc.                                              108             4,385
Viasys Healthcare, Inc.                                                    81             2,321
Waters Corp.                                                               98             4,880
Watson Pharmaceuticals, Inc.                                              106             2,852
WellCare Health Plans, Inc.                                                87             5,111
WellPoint, Inc.                                                           154            11,753
Wyeth                                                                     230            11,737
Zimmer Holdings, Inc.                                                      63             4,537
                                                                                ---------------
                                                                                        677,838
                                                                                ---------------
INDUSTRIALS (5.9%)
AAR Corp. (a)                                                              92             2,396
Accenture Ltd. Class A                                                    147             4,838
Actuant Corp. Class A                                                      66             3,388
Acuity Brands, Inc. (a)                                                   111             5,499
Administaff, Inc. (a)                                                      63             2,170
Aeroflex, Inc. (a)                                                        220             2,376
Affiliated Computer Services, Inc. Class A (a)                            112             5,990
AGCO Corp.                                                                260             6,955
Agilent Technologies, Inc.                                                107             3,809
Alexander & Baldwin, Inc. (a)                                             103             4,741
Alliance Data Systems Corp.                                                65             3,947
Alliant Techsystems, Inc.                                                  84             6,486
Allied Waste Industries, Inc. (a)                                         242             2,940
Ametek, Inc. (a)                                                           65             3,034
Amphenol, Inc.                                                             85             5,772
Anixter International, Inc. (a)                                            83             4,960
Aptargroup, Inc.                                                           79             4,338
Armor Holdings, Inc.                                                       79             4,065
Arrow Electronics, Inc.                                                   125             3,731
Astec Industries, Inc.                                                     41             1,307
Automatic Data Processing, Inc. (a)                                       143             7,070
Avnet, Inc. (a)                                                           152             3,599
AVX Corp.                                                                  55               867
Ball Corp. (a)                                                            101             4,201
BearingPoint, Inc.                                                        184             1,533
Bemis Co., Inc. (a)                                                       109             3,665
Benchmark Electronics, Inc.                                               157             4,168
Boeing Co. (a)                                                            154            12,297
Bowne & Co.                                                                84             1,313
Brink's Co.                                                               109             5,721
Bucyrus International, Inc. Class A                                        79             3,310
C.H. Robinson Worldwide, Inc.                                             131             5,468
Carlisle Cos. (a)                                                          73             6,109
Ceradyne, Inc.                                                             60             2,475

Ceridian Corp.                                                            144             3,394
CheckFree Corp.                                                            74             2,922
Checkpoint Systems, Inc. (a)                                              116             2,112
Chesapeake Corp. (a)                                                       60               931
Choicepoint, Inc.                                                          84             3,057
Clarcor, Inc. (a)                                                         126             4,105
Cognex Corp.                                                               80             1,842
Coherent, Inc.                                                             77             2,482
Con-way, Inc.                                                              43             2,028
Convergys Corp.                                                           119             2,524
Cooper Industries, Ltd.                                                    95             8,498
Corporate Executive Board Co.                                              38             3,413
Corrections Corp. of America                                              143             6,534
Cummins, Inc. (a)                                                          46             5,841
Curtiss-Wright Corp. (a)                                                  107             3,621
Danaher Corp. (a)                                                          61             4,378
Deere & Co. (a)                                                            41             3,490
Deluxe Corp. (a)                                                          148             3,355
Dionex Corp.                                                               37             2,013
Donaldson Co., Inc. (a)                                                   173             6,496
Dover Corp. (a)                                                           187             8,883
DRS Technologies, Inc.                                                     95             4,201
Eagle Materials, Inc.                                                     120             4,404
EGL, Inc.                                                                  80             2,719
Electro Scientific Industries, Inc.                                        82             1,636
ElkCorp.                                                                   48             1,206
EMCOR Group, Inc. (a)                                                      77             4,555
Energy Conversion Devices, Inc.                                            93             3,421
ESCO Technologies, Inc.                                                    62             2,692
Esterline Technologies Corp. (a)                                           47             1,772
Expeditors International of Washington, Inc.                              203             9,624
Fastenal Co.                                                              133             5,352
FedEx Corp. (a)                                                            71             8,132
Fidelity National Information Services, Inc.                               75             3,118
First Data Corp. (a)                                                      190             4,608
Fiserv, Inc.                                                              166             8,200
Flextronics International Ltd.                                            554             6,426
Flir Systems, Inc.                                                        169             5,398
Flowserve Corp. (a)                                                        51             2,703
Fluor Corp.                                                                64             5,020
Fortune Brands, Inc. (a)                                                   27             2,078
Forward Air Corp.                                                          79             2,565
Foster Wheeler Ltd.                                                        64             2,877
FTI Consulting, Inc.                                                       79             2,244
FuelCell Energy, Inc.                                                     122               808
Gardner Denver, Inc. (a)                                                  127             4,317
General Cable Corp. (a)                                                   121             4,550
General Dynamics Corp. (a)                                                 61             4,337
General Electric Co. (a)                                                1,750            61,442
General Maritime Corp.                                                     84             3,069
Genlyte Group, Inc.                                                        25             1,932
Global Payments, Inc.                                                      78             3,409
Goodrich Corp. (a)                                                        131             5,776
Graco, Inc. (a)                                                            64             2,609
GrafTech International Ltd.                                               285             1,724
Granite Construction, Inc.                                                 84             4,376
Harsco Corp. (a)                                                           39             3,184
Honeywell International, Inc. (a)                                         128             5,391
Hubbell, Inc. Class B (a)                                                  44             2,179
IDEX Corp. (a)                                                            121             5,675
Ingersoll-Rand Co. Ltd. Class A                                            44             1,615
Insituform Technologies, Inc. Class A                                      77             1,799

Iron Mountain, Inc.                                                       113             4,901
Itron, Inc. (a)                                                            64             3,484
ITT Corp. (a)                                                             176             9,573
J.B. Hunt Transport Services, Inc.                                         99             2,142
Jabil Circuit, Inc.                                                       165             4,737
Jacobs Engineering Group, Inc.                                             56             4,230
JLG Industries, Inc. (a)                                                   97             2,682
Joy Global, Inc.                                                          109             4,263
Kaman Corp.                                                                67             1,366
Kansas City Southern                                                      218             6,189
Kaydon Corp. (a)                                                           71             2,968
Kemet Corp.                                                               204             1,499
Kennametal, Inc. (a)                                                       95             5,862
L-3 Communications Holdings, Inc.                                         117             9,421
Landstar System, Inc.                                                     138             6,409
Lincoln Electric Holdings, Inc.                                           100             6,149
Littelfuse, Inc. (a)                                                       53             1,795
Lockheed Martin Corp. (a)                                                  84             7,302
Louisiana-Pacific Corp. (a)                                                88             1,741
Manitowoc Co. (a)                                                         154             8,452
Manpower, Inc. (a)                                                         87             5,896
Martin Marietta Materials, Inc. (a)                                        44             3,872
Masco Corp. (a)                                                            58             1,604
McDermott International, Inc. (a)                                         103             4,604
MDU Resources Group, Inc. (a)                                             172             4,417
MeadWestvaco Corp.                                                        182             5,009
Methode Electronics, Inc. (a)                                             114             1,262
Mettler-Toledo International, Inc.                                         34             2,334
Molex, Inc. Class A                                                        67             1,980
Monster Worldwide, Inc.                                                   100             4,051
Moog, Inc. Class A (a)                                                     94             3,506
MSC Industrial Direct Co. (a)                                             116             4,747
Mueller Industries, Inc.                                                  108             3,960
National Instruments Corp.                                                129             4,022
Navigant Consulting, Inc.                                                 124             2,208
Navistar International Corp. (a)                                           66             1,830
NCO Group, Inc.                                                            84             2,265
Newport Corp.                                                             108             2,335
Nordson Corp.                                                              75             3,454
Northrop Grumman Corp. (a)                                                 55             3,651
Old Dominion Freight Line, Inc.                                            82             2,268
OMI Corp. (a)                                                             191             4,263
Oshkosh Truck Corp.                                                        71             3,210
Owens-Illinois, Inc. (a)                                                  117             1,942
Packaging Corp. of America                                                 87             1,998
Pactiv Corp. (a)                                                          120             3,701
Pall Corp. (a)                                                            125             3,988
Parker Hannifin Corp. (a)                                                 110             9,199
Paychex, Inc. (a)                                                          86             3,395
PerkinElmer, Inc. (a)                                                     361             7,711
Power-One, Inc.                                                           228             1,560
Powerwave Technologies, Inc.                                              332             2,161
Precision Castparts Corp. (a)                                             128             8,712
Quanta Services, Inc.                                                     291             5,325
R.R. Donnelley & Sons Co. (a)                                             218             7,381
Raytheon Co.                                                               78             3,896
Republic Services, Inc.                                                   117             4,798
Resources Connection, Inc.                                                118             3,415
Robert Half International, Inc.                                           163             5,958
Rockwell Automation Corp. (a)                                              40             2,480
Rockwell Collins, Inc.                                                    164             9,525
Roper Industries, Inc.                                                     84             4,019

Ryder System, Inc. (a)                                                     64             3,370
Sanmina-SCI Corp.                                                         445             1,758
Sealed Air Corp. (a)                                                       79             4,702
Shaw Group, Inc. (a)                                                      218             5,790
Smurfit-Stone Container Corp.                                             263             2,804
Solectron Corp.                                                           945             3,156
Sonoco Products Co. (a)                                                   103             3,654
Spherion Corp.                                                            176             1,276
SPX Corp.                                                                  59             3,394
Stamps.com, Inc.                                                           54               867
Stericycle, Inc. (a)                                                      103             7,283
Symbol Technologies, Inc.                                                 260             3,882
TASER International, Inc.                                                 156             1,452
Tektronix, Inc. (a)                                                        68             2,065
Teleflex, Inc. (a)                                                         86             5,349
Teletech Holdings, Inc.                                                   108             2,096
Temple-Inland, Inc. (a)                                                   109             4,299
Terex Corp. (a)                                                            95             4,917
Tetra Tech, Inc.                                                          168             3,054
Texas Industries, Inc. (a)                                                 59             3,664
Thomas & Betts Corp. (a)                                                   57             2,937
Timken Co. (a)                                                             90             2,705
Toro Co. (a)                                                              101             4,359
Trimble Navigation Ltd.                                                   130             6,009
Trinity Industries, Inc. (a)                                               79             2,849
Tyco International Ltd. (a)                                               349            10,271
Union Pacific Corp. (a)                                                    47             4,260
United Parcel Service, Inc. Class B                                       140            10,548
United Rentals, Inc. (a)                                                  182             4,312
USG Corp.                                                                  73             3,569
UTi Worldwide, Inc.                                                        81             2,094
Veeco Instruments, Inc.                                                    75             1,402
Viad Corp.                                                                 59             2,180
Vishay Intertechnology, Inc.                                              142             1,916
Vulcan Materials Co. (a)                                                   82             6,681
W.W. Grainger, Inc. (a)                                                    75             5,459
Wabash National Corp. (a)                                                  94             1,319
Wabtec                                                                    122             3,830
Walter Industries, Inc.                                                   108             5,021
Washington Group International, Inc.                                       71             4,020
Waste Connections, Inc.                                                   108             4,395
Waste Management, Inc. (a)                                                 94             3,523
Watsco, Inc. (a)                                                           59             2,938
Werner Enterprises, Inc.                                                  162             2,973
Wesco International, Inc.                                                  38             2,480
Western Union Co.                                                         190             4,190
World Fuel Services Corp. (a)                                              71             3,054
Zebra Technologies Corp. Class A                                           69             2,572
                                                                                ---------------
                                                                                        883,375
                                                                                ---------------
OIL & GAS (2.8%)
Anadarko Petroleum Corp. (a)                                               80             3,714
Apache Corp. (a)                                                           57             3,723
Atwood Oceanics, Inc.                                                      50             2,310
Baker Hughes, Inc. (a)                                                     75             5,179
BJ Services Co.                                                            76             2,292
Cabot Oil & Gas Corp. (a)                                                 116             6,138
Cameron International Corp.                                               106             5,311
Cheniere Energy, Inc.                                                     127             3,343
Chesapeake Energy Corp. (a)                                                66             2,141
Chevron Corp.                                                             377            25,334
Cimarex Energy Co.                                                         88             3,170
ConocoPhillips                                                            266            16,024

Denbury Resources, Inc. (a)                                               112             3,219
Devon Energy Corp.                                                         73             4,879
Diamond Offshore Drilling, Inc. (a)                                        14               969
Dynegy, Inc. Class A                                                    1,119             6,804
El Paso Corp.                                                             710             9,727
Encore Acquisition Co.                                                     98             2,454
ENSCO International, Inc. (a)                                             139             6,807
EOG Resources, Inc.                                                        49             3,260
Exxon Mobil Corp.                                                       1,001            71,490
FMC Technologies, Inc.                                                     65             3,929
Global Industries Ltd. (a)                                                245             4,067
GlobalSantaFe Corp.                                                        59             3,062
Grant Prideco, Inc.                                                       125             4,721
Grey Wolf, Inc.                                                           573             4,011
Halliburton Co. (a)                                                       255             8,249
Hanover Compressor Co. (a)                                                250             4,630
Helix Energy Solutions Group, Inc.                                         76             2,455
Hess Corp.                                                                 43             1,823
Holly Corp.                                                               121             5,755
Houston Exploration Co. (a)                                                71             3,845
Hydril                                                                     50             3,003
Input/Output, Inc.                                                        200             2,242
Kinder Morgan, Inc.                                                        27             2,838
Lone Star Technologies, Inc. (a)                                           75             3,621
Marathon Oil Corp.                                                         63             5,443
Nabors Industries Ltd.                                                    285             8,801
National Oilwell Varco, Inc.                                               44             2,658
Newpark Resources, Inc. (a)                                               271             1,593
Noble Corp.                                                               131             9,183
Noble Energy, Inc.                                                        178             8,656
Occidental Petroleum Corp. (a)                                            147             6,900
Oceaneering International, Inc.                                           128             4,607
OGE Energy Corp. (a)                                                       85             3,279
Parker Drilling Co. (a)                                                   321             2,629
Patterson-UTI Energy, Inc.                                                157             3,642
Penn Virginia Corp.                                                        47             3,363
Plains Exploration & Production Co.                                        74             3,129
Pogo Producing Co.                                                         46             2,059
Pride International, Inc.                                                 155             4,280
Quicksilver Resources, Inc.                                                55             1,885
Range Resources Corp. (a)                                                 131             3,557
Rowan Cos., Inc. (a)                                                      103             3,438
Schlumberger Ltd. (a)                                                     284            17,915
SEACOR Holding, Inc. (a)                                                   54             4,832
Smith International, Inc.                                                 202             7,975
Southwestern Energy Co. (a)                                               159             5,657
St. Mary Land & Exploration Co.                                           131             4,885
Stone Energy Corp. (a)                                                     77             3,001
Sunoco, Inc. (a)                                                           24             1,587
Superior Energy Services, Inc.                                            200             6,260
Tesoro Corp. (a)                                                           69             4,412
Tetra Technologies, Inc. (a)                                              174             4,507
TODCO                                                                     147             5,017
Transocean, Inc. (a)                                                       78             5,658
Unit Corp. (a)                                                            110             5,103
Valero Energy Corp. (a)                                                   106             5,547
Veritas DGC, Inc. (a)                                                      81             5,833
W-H Energy Services, Inc.                                                  74             3,465
Weatherford International Ltd.                                             86             3,533
Williams Cos. (a)                                                          94             2,296
XTO Energy, Inc.                                                           93             4,339
                                                                                ---------------
                                                                                        427,463
                                                                                ---------------

TECHNOLOGY (5.8%)
3Com Corp. (a)                                                            392             1,905
Actel Corp.                                                                78             1,278
Actuate Corp.                                                             183               955
Adaptec, Inc. (a)                                                         352             1,595
ADC Telecommunications, Inc.                                               97             1,388
Adobe Systems, Inc. (a)                                                   147             5,623
Adtran, Inc.                                                              158             3,656
Advanced Micro Devices, Inc.                                              127             2,701
Advent Software, Inc.                                                      52             1,925
Agere Systems, Inc.                                                       489             8,303
Agile Software Corp.                                                      161             1,085
Agilysys, Inc.                                                             92             1,364
Akamai Technologies, Inc.                                                 150             7,029
Altera Corp.                                                              346             6,380
American Power Conversion Corp.                                           185             5,593
American Tower Corp. Class A                                              107             3,854
Amkor Technology, Inc.                                                    305             2,108
Analog Devices, Inc.                                                       92             2,927
Andrew Corp.                                                              158             1,463
Ansys, Inc. (a)                                                            78             3,588
Apple Computer, Inc.                                                      212            17,189
Applied Materials, Inc. (a)                                               389             6,765
Ariba, Inc.                                                               213             1,608
Asyst Technologies, Inc. (a)                                              147             1,092
ATMI, Inc.                                                                 69             2,187
Audiovox Corp. Class A                                                     54               708
Autodesk, Inc. (a)                                                        220             8,085
Avaya, Inc.                                                               467             5,982
Avocent Corp.                                                             121             4,442
Axcelis Technologies, Inc.                                                286             1,973
BEA Systems, Inc.                                                         346             5,629
Borland Software Corp.                                                    236             1,303
Broadcom Corp.                                                            119             3,602
Brocade Communications Systems, Inc.                                      785             6,366
Brooks Automation, Inc.                                                   219             3,110
C-COR, Inc. (a)                                                           144             1,439
Cabot Microelectronics Corp.                                               57             1,627
Caci International, Inc. Class A                                           73             4,200
Cadence Design Systems, Inc.                                              286             5,108
CDW Corp.                                                                  59             3,875
Cerner Corp. (a)                                                           49             2,367
Check Point Software Technologies Ltd.                                    178             3,688
Ciber, Inc.                                                               165             1,130
Ciena Corp.                                                               861            20,243
Cisco Systems, Inc.                                                     1,480            35,713
Citrix Systems, Inc. (a)                                                  182             5,374
Cognizant Technology Solutions Corp.                                      133            10,012
Computer Sciences Corp. (a)                                               173             9,143
Compuware Corp.                                                           384             3,087
Conexant Systems, Inc.                                                  1,424             2,748
Corning, Inc. (a)                                                         385             7,866
Cree, Inc.                                                                162             3,562
Crown Castle International Corp.                                          192             6,461
CSG Systems International, Inc. (a)                                       141             3,804
Cymer, Inc.                                                                96             4,448
Cypress Semiconductor Corp.                                               380             6,380
Dell, Inc.                                                                500            12,165
Dendrite International, Inc.                                              113             1,181
Digital River, Inc.                                                        97             5,611
DST Systems, Inc.                                                          54             3,337
Dycom Industries, Inc.                                                     94             2,191

EarthLink, Inc.                                                           336             2,359
Electronics for Imaging, Inc. (a)                                         164             3,877
EMC Corp.                                                                 571             6,995
Emulex Corp.                                                              242             4,550
Equinix, Inc.                                                              61             4,172
Exar Corp.                                                                101             1,310
Extreme Networks, Inc.                                                    323             1,227
F5 Networks, Inc.                                                          97             6,420
Fair Isaac Corp. (a)                                                       54             1,978
Fairchild Semiconductor International, Inc.                               121             1,949
FormFactor, Inc.                                                          107             4,085
Gateway, Inc. (a)                                                         766             1,287
Google, Inc. Class A                                                       53            25,250
Harmonic, Inc.                                                            225             1,825
Harris Corp. (a)                                                          127             5,410
Hewlett-Packard Co. (a)                                                   480            18,596
Hyperion Solutions Corp.                                                  143             5,348
Ikon Office Solutions, Inc. (a)                                           279             4,160
Informatica Corp.                                                         217             2,689
InfoSpace, Inc.                                                            78             1,576
Ingram Micro, Inc. Class A (a)                                            139             2,865
Insight Enterprises, Inc.                                                 141             3,030
Intel Corp. (a)                                                         1,399            29,856
Inter-Tel, Inc. (a)                                                        63             1,303
InterDigital Communications Corp. (a)                                     133             4,756
Intergraph Corp. (a)                                                       71             3,102
Intermec, Inc.                                                            124             2,802
International Business Machines Corp. (a)                                 260            24,007
International Rectifier Corp.                                              57             2,050
Intersil Corp. Class A                                                    142             3,330
Interwoven, Inc.                                                          117             1,488
Intuit, Inc.                                                              304            10,731
j2 Global Communications, Inc.                                            125             3,430
JDA Software Group, Inc.                                                   88             1,294
JDS Uniphase Corp.                                                        200             2,904
Juniper Networks, Inc.                                                    106             1,825
Keane, Inc. (a)                                                           144             1,669
KLA-Tencor Corp. (a)                                                       39             1,918
Kopin Corp. (a)                                                           104               371
Kronos, Inc.                                                               78             2,644
Kulicke & Soffa Industries, Inc.                                          173             1,554
Lam Research Corp. (a)                                                    108             5,341
Lattice Semiconductor Corp.                                               302             1,875
Lexmark International, Inc.                                               100             6,359
Linear Technology Corp. (a)                                                60             1,867
LSI Logic Corp. (a)                                                       402             4,040
Lucent Technologies, Inc. (a)                                             733             1,781
M-Systems Flash Disk Pioneers Ltd.                                         83             3,029
Macrovision Corp.                                                         151             4,018
Marvell Technology Group Ltd.                                             117             2,139
Maxim Integrated Products, Inc.                                            81             2,431
McDATA Corp. Class A                                                      362             2,053
MEMC Electronic Materials, Inc. (a)                                       162             5,751
Mentor Graphics Corp.                                                     234             3,948
Mercury Computer Systems, Inc.                                             65               801
Micron Technology, Inc. (a)                                               702            10,148
Micros Systems, Inc.                                                       95             4,720
Microsemi Corp.                                                           162             3,175
Microsoft Corp.                                                         2,138            61,383
Mindspeed Technologies, Inc.                                              336               588
Motorola, Inc. (a)                                                        606            13,974
MRV Communications, Inc.                                                  380             1,300

National Semiconductor Corp. (a)                                          317             7,700
NCR Corp. (a)                                                             173             7,183
Network Appliance, Inc. (a)                                                95             3,468
Novell, Inc. (a)                                                          350             2,100
Novellus Systems, Inc.                                                    131             3,622
NVIDIA Corp.                                                              327            11,402
OmniVision Technologies, Inc.                                             134             2,200
Oracle Corp.                                                              995            18,378
Parametric Technology Corp.                                               320             6,253
Perot Systems Corp.                                                       254             3,747
Photronics, Inc. (a)                                                      111             1,553
Pitney Bowes, Inc. (a)                                                     37             1,728
PMC-Sierra, Inc. (a)                                                      153             1,014
Polycom, Inc.                                                              87             2,384
Progress Software Corp.                                                   103             2,965
QLogic Corp.                                                              155             3,190
Qualcomm, Inc.                                                            393            14,301
Quantum Corp.                                                             640             1,395
Radisys Corp. (a)                                                          64             1,173
RealNetworks, Inc. (a)                                                    265             2,910
Red Hat, Inc. (a)                                                         181             2,965
RF Micro Devices, Inc.                                                    547             3,993
S1 Corp. (a)                                                              213             1,052
Salesforce.com, Inc.                                                       63             2,458
SanDisk Corp. (a)                                                          48             2,309
SBC Communications Corp. Class A                                          211             5,636
Silicon Image, Inc.                                                       192             2,271
Silicon Laboratories, Inc.                                                138             4,503
Silicon Storage Technology, Inc.                                          274             1,148
SiRF Technology Holdings, Inc.                                            115             3,234
Skyworks Solutions, Inc.                                                  376             2,493
SonicWALL, Inc.                                                           194             2,037
SRA International, Inc. Class A                                           101             3,237
Stratex Networks, Inc.                                                    248             1,158
Sun Microsystems, Inc.                                                    561             3,046
Sybase, Inc. (a)                                                          258             6,282
Sycamore Networks, Inc.                                                   435             1,631
Symantec Corp.                                                            250             4,960
Synopsys, Inc.                                                            121             2,724
Tellabs, Inc. (a)                                                         383             4,037
Teradyne, Inc.                                                            205             2,874
Tessera Technologies, Inc.                                                116             4,050
Texas Instruments, Inc.                                                   382            11,529
TIBCO Software, Inc.                                                      604             5,587
Transaction Systems Architects, Inc. (a)                                   90             3,034
Transmeta Corp.                                                           557               657
Trident Microsystems, Inc.                                                144             3,044
Triquint Semiconductor, Inc. (a)                                          399             1,796
Ultratech, Inc.                                                            67               957
Unisys Corp.                                                              284             1,857
United Online, Inc.                                                       148             2,001
United Stationers, Inc.                                                    77             3,677
Varian Semiconductor Equipment Associates, Inc.                           139             5,072
Vignette Corp.                                                             90             1,467
webMethods, Inc.                                                          168             1,263
Websense, Inc.                                                            116             3,175
Wind River Systems, Inc. (a)                                              237             2,602
Xerox Corp.                                                               236             4,012
Xilinx, Inc.                                                               83             2,117
Yahoo!, Inc.                                                              304             8,007
                                                                                ---------------
                                                                                        882,852
                                                                                ---------------

TELECOMMUNICATIONS (0.8%)
Alltel Corp. (a)                                                           66             3,518
AT&T, Inc.                                                                667            22,846
BellSouth Corp. (a)                                                       316            14,252
CenturyTel, Inc. (a)                                                      109             4,386
Cincinnati Bell, Inc.                                                     722             3,386
Citizens Communications Co. Series B                                      332             4,867
Embarq Corp.                                                              118             5,705
Leap Wireless International, Inc.                                          44             2,440
NII Holdings, Inc.                                                        128             8,324
NTL, Inc.                                                                 236             6,379
Qwest Communications International, Inc.                                  257             2,218
Sprint Nextel Corp. (a)                                                   492             9,195
Telephone & Data Systems, Inc.                                             51             2,491
Verizon Communications, Inc.                                              500            18,501
Windstream Corp.                                                        1,334            18,307
                                                                                ---------------
                                                                                        126,815
                                                                                ---------------
UTILITIES (2.1%)
AGL Resources, Inc. (a)                                                   224             8,400
Alliant Energy Corp.                                                      122             4,679
Ameren Corp. (a)                                                          205            11,090
American Electric Power Co., Inc. (a)                                      69             2,859
Aqua America, Inc.                                                        140             3,395
Aquila, Inc.                                                            1,071             4,916
Atmos Energy Corp. (a)                                                    231             7,099
Avista Corp.                                                              141             3,629
Black Hills Corp.                                                          98             3,382
CenterPoint Energy, Inc.                                                  275             4,257
Cleco Corp. (a)                                                           167             4,292
CMS Energy Corp. (a)                                                      229             3,410
Consolidated Edison, Inc. (a)                                              40             1,934
Constellation Energy Group, Inc. (a)                                      178            11,106
Core Laboratories N.V. (a)                                                 61             4,446
Dominion Resources, Inc. (Virginia)                                        62             5,021
DPL, Inc. (a)                                                             118             3,389
DTE Energy Co. (a)                                                        179             8,132
Duke Energy Corp.                                                         200             6,328
Duquesne Light Holdings, Inc.                                             246             4,878
Edison International                                                       50             2,222
El Paso Electric Co.                                                      141             3,294
Energy East Corp. (a)                                                     152             3,695
Entergy Corp. (a)                                                          36             3,090
Exelon Corp.                                                              115             7,128
FirstEnergy Corp. (a)                                                      58             3,413
FPL Group, Inc. (a)                                                        65             3,315
Great Plains, Inc.                                                         79             2,571
Hawaiian Electric Industries, Inc.                                        231             6,473
IDACORP, Inc.                                                             122             4,810
KeySpan Corp.                                                             176             7,142
National Fuel Gas Co. (a)                                                  67             2,506
Nicor, Inc. (a)                                                            44             2,022
NiSource, Inc. (a)                                                        273             6,353
Northeast Utilities                                                       157             3,927
Northwest Natural Gas Co.                                                  81             3,351
NSTAR                                                                     111             3,862
ONEOK, Inc. (a)                                                           113             4,704
Peoples Energy Corp. (a)                                                  113             4,937
Pepco Holdings, Inc.                                                      195             4,957
PG&E Corp.                                                                 49             2,114
Piedmont Natural Gas Co. (a)                                              203             5,481
Pinnacle West Capital Corp. (a)                                           103             4,924

PNM Resources, Inc.                                                       184             5,181
PPL Corp.                                                                  63             2,175
Progress Energy, Inc.                                                      41             1,886
Public Service Enterprise Group, Inc. (a)                                  44             2,686
Puget Energy, Inc.                                                         96             2,292
Questar Corp. (a)                                                          80             6,518
Reliant Energy, Inc.                                                      316             4,007
Scana Corp.                                                               108             4,316
Sempra Energy (a)                                                          39             2,069
Sierra Pacific Resources                                                  579             8,778
Southern Co. (a)                                                          130             4,732
Southern Union Co. (a)                                                    301             8,332
Southwest Gas Corp. (a)                                                   121             4,341
Teco Energy, Inc. (a)                                                     216             3,562
UGI Corp. (a)                                                             302             8,003
UniSource Energy Corp. (a)                                                103             3,665
Vectren Corp.                                                             218             6,335
Westar Energy, Inc.                                                       249             6,305
WGL Holdings, Inc.                                                        139             4,511
Wisconsin Energy Corp. (a)                                                118             5,421
WPS Resources Corp. (a)                                                   130             6,917
Xcel Energy, Inc.                                                         405             8,938
                                                                                ---------------
                                                                                        313,903
                                                                                ---------------
TOTAL COMMON STOCKS                                                                   6,294,775
                                                                                ---------------
CORPORATE BONDS (18.1%)
BASIC MATERIALS (1.4%)
Burlington North Santa Fe, 7.00%, 12/15/25                              2,000             2,275
E.I. DuPont de Nemours & Co., 4.88%, 4/30/14                           53,000            51,574
Eastman Chemical Co., 7.60%, 2/1/27                                   120,000           131,996
United Technologies Corp., 4.88%, 5/1/15                               23,000            22,377
Weyerhaeuser Co., 6.95%, 8/1/17                                         2,000             2,091
                                                                                ---------------
                                                                                        210,313
                                                                                ---------------
CONSUMER GOODS (0.6%)
Anheuser-Busch Cos., Inc., 5.05%, 10/15/16                              2,000             1,939
Coca-Cola Enterprises, 8.50%, 2/1/22                                    2,000             2,564
Kimberly-Clark Corp., 5.00%, 8/15/13                                   48,000            47,633
Kraft Foods, Inc., 6.25%, 6/1/12                                       31,000            32,301
May Department Stores Co., 5.75%, 7/15/14                               2,000             1,976
                                                                                ---------------
                                                                                         86,413
                                                                                ---------------
CONSUMER SERVICES (2.0%)
Bottling Group LLC, 4.63%, 11/15/12                                    29,000            28,173
Comcast Corp., 6.50%, 11/15/35                                         72,000            73,517
Conagra Foods, 6.75%, 9/15/11                                           2,000             2,115
Procter & Gamble Co., 4.95%, 8/15/14                                   38,000            37,348
Target Corp., 5.88%, 3/1/12                                            30,000            30,972
Time Warner Cos., Inc., 7.57%, 2/1/24                                  61,000            67,030
Wal-Mart Stores, Inc., 4.55%, 5/1/13                                   61,000            59,050
                                                                                ---------------
                                                                                        298,205
                                                                                ---------------
FINANCIALS (9.6%)
Allstate Corp., 7.20%, 12/1/09                                         30,000            31,770
American General Finance, 5.38%, 10/1/12                              107,000           106,914

Bank One Corp., 2.63%, 6/30/08                                        153,000           146,755
Bear Stearns Co., 3.25%, 3/25/09                                       30,000            28,756
Citigroup, Inc., 6.63%, 1/15/28                                         9,000             9,959
Countrywide Financial Corp., 6.25%, 5/15/16                            20,000            20,372
Credit Suisse First Boston USA, Inc., 6.13%, 11/15/11                 126,000           130,979
First Union National, 7.80%, 8/18/10                                   61,000            66,185
Goldman Sachs Group, Inc., 5.13%, 1/15/15                             132,000           129,044
Household Finance Corp., 4.63%, 1/15/08                               138,000           137,071
John Deere Capital Corp., 7.00%, 3/15/12                               30,000            32,413
Lehman Brothers Holdings, Inc., 6.63%, 1/18/12                         38,000            40,376
Merrill Lynch & Co., Inc., 4.25%, 2/8/10                              123,000           119,656
Morgan Stanley Dean Witter, 6.75%, 4/15/11                             76,000            80,413
Prudential Financial, Inc., 5.10%, 9/20/14                             46,000            45,051
Sprint Capital Corp., 8.38%, 3/15/12                                   61,000            68,603
U.S. Bank NA, 6.38%, 8/1/11                                            38,000            39,913
Verizon Global Funding Corp., 7.25%, 12/1/10                          151,000           162,073
Wells Fargo & Co., 4.63%, 8/9/10                                       70,000            68,958
                                                                                ---------------
                                                                                      1,465,261
                                                                                ---------------
HEALTH CARE (0.3%)
Wyeth, 5.50%, 2/1/14                                                   38,000            38,227
                                                                                ---------------
INDUSTRIALS (1.3%)
Boeing Co., 6.13%, 2/15/33                                             30,000            32,764
General Electric Co., 5.00%, 2/1/13                                   127,000           125,881
Tyco International Group SA, 6.38%, 10/15/11                            2,000             2,100
Union Pacific Corp., 4.88%, 1/15/15                                    41,000            39,557
                                                                                ---------------
                                                                                        200,302
                                                                                ---------------
OIL & GAS (0.9%)
Conoco, Inc., 6.95%, 4/15/29                                          113,000           130,444
Kinder Morgan Energy Partners, 7.75%, 3/15/32                           2,000             2,292
                                                                                ---------------
                                                                                        132,736
                                                                                ---------------
TECHNOLOGY (0.8%)
IBM Corp., 8.38%, 11/1/19                                              30,000            37,805
SBC Communications Corp., 6.15%, 9/15/34                               76,000            75,993
                                                                                ---------------
                                                                                        113,798
                                                                                ---------------
UTILITIES (1.2%)
Consolidated Edison Co. of New York, 6.20%, 6/15/36                    50,000            52,884
Dominion Resources, Inc. (Virginia), 4.13%, 2/15/08                    38,000            37,429
Duke Energy Corp., 6.25%, 1/15/12                                      30,000            31,322
Exelon Corp., 4.90%, 6/15/15                                            2,000             1,891
National Rural Utilities, 7.25%, 3/1/12                                56,000            61,228
Southern Power Co., 4.88%, 7/15/15                                      2,000             1,897
                                                                                ---------------
                                                                                        186,651
                                                                                ---------------
TOTAL CORPORATE BONDS                                                                 2,731,906
                                                                                ---------------

U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES (17.8%)
FANNIE MAE (10.0%)
6.00%, 6/1/17, Pool #555004                                            37,712            38,326
5.50%, 8/1/17, Pool #826283                                            18,146            18,215
5.50%, 2/1/18, Pool #703712                                            49,554            49,609
5.00%, 5/1/18, Pool #703444                                            15,034            14,806
4.50%, 1/1/19, Pool #735057                                            29,105            28,218
5.00%, 8/1/19, Pool #793396                                            23,222            22,870
5.00%, 12/1/19, Pool #745369                                           18,969            18,724
5.00%, 3/1/20, Pool #819410                                            19,312            19,023
5.50%, 3/1/20, Pool #735611                                            18,669            18,731
5.00%, 6/1/20, Pool #839333                                            25,995            25,601
4.50%, 9/1/20, Pool #839289                                            29,903            28,933
5.50%, 7/1/25, Pool #255809                                            72,776            72,481
6.00%, 10/1/32, Pool #667994                                           68,195            68,812
5.50%, 3/1/33, Pool #735405                                            46,265            46,316
5.50%, 6/1/33, Pool #702459                                            69,922            69,109
5.00%, 8/1/33, Pool #713679                                           294,493           284,316
6.00%, 9/1/33, Pool #736937                                            28,357            28,533
5.50%, 1/1/34, Pool #756233                                           132,680           131,139
7.00%, 4/1/34, Pool #780703                                            58,100            59,860
5.00%, 5/1/34, Pool #768230                                            49,502            47,791
6.50%, 9/1/34, Pool #783390                                            55,696            56,772
5.50%, 1/1/35, Pool #808374                                           199,703           197,383
6.00%, 4/1/35, Pool #735503                                            26,855            27,082
5.00%, 8/1/35, Pool #848355                                            97,695            94,319
6.50%, 4/1/36, Pool #851187                                            49,738            50,699
                                                                                ---------------
                                                                                      1,517,668
                                                                                ---------------
FREDDIE MAC (5.9%)
4.00%, 6/1/18, Pool #E01401                                            48,091            45,642
5.00%, 10/1/18, Pool #B10252                                           27,162            26,800
4.50%, 11/1/18, Pool #E01489                                           48,444            46,906
4.50%, 12/1/18, Pool #G11657                                           39,208            37,966
4.50%, 1/1/19, Pool #B11878                                            76,109            73,697
4.50%, 7/1/19, Pool #B15661                                            30,111            29,118
5.00%, 8/1/33, Pool #A12886                                            40,602            39,331
5.50%, 8/1/33, Pool #A11851                                            66,570            66,021
5.00%, 10/1/33, Pool #A14805                                           30,602            29,648
6.50%, 12/1/33, Pool #A16523                                           24,775            25,328
5.00%, 4/1/34, Pool #A20534                                            41,644            40,311
6.00%, 7/1/34, Pool #A24370                                            48,512            48,906
5.50%, 10/1/34, Pool #A27526                                           53,995            53,520
5.00%, 12/1/34, Pool #A29017                                          105,113           101,751
5.50%, 10/1/35, Pool #A39170                                          164,488           162,779
5.50%, 11/1/35, Pool #A47728                                           57,303            56,707
                                                                                ---------------
                                                                                        884,431
                                                                                ---------------
GINNIE MAE (1.9%)
6.00%, 2/15/32, Pool #569704                                          196,779           199,807
5.50%, 4/15/33, Pool #603566                                           23,020            22,952
5.50%, 4/15/34, Pool #626116                                           18,005            17,941
6.00%, 9/20/34, Pool #3611                                             27,556            27,876
5.50%, 9/15/35, Pool #644611                                           20,541            20,461
                                                                                ---------------
                                                                                        289,037
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES                                  2,691,136
                                                                                ---------------
U.S. GOVERNMENT AGENCY SECURITIES (5.0%)
FANNIE MAE (1.3%)
4.63%, 1/15/08, MTN                                                    40,000            39,792

4.50%, 10/15/08, MTN                                                   75,000            74,469
6.63%, 9/15/09, MTN                                                    75,000            78,489
                                                                                ---------------
                                                                                        192,750
                                                                                ---------------
FEDERAL HOME LOAN BANK (1.1%)
4.63%, 2/8/08, Series 627                                              90,000            89,546
4.63%, 11/21/08, Series 598                                            75,000            74,622
                                                                                ---------------
                                                                                        164,168
                                                                                ---------------
FREDDIE MAC (2.6%)
4.63%, 2/21/08, MTN                                                   141,000           140,288
4.63%, 12/19/08, MTN                                                   55,000            54,709
4.75%, 1/18/11, MTN                                                    55,000            54,743
4.75%, 1/19/16, MTN                                                    88,000            86,626
6.25%, 7/15/32, MTN                                                    50,000            57,998
                                                                                ---------------
                                                                                        394,364
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                 751,282
                                                                                ---------------
U.S. TREASURY OBLIGATIONS (14.0%)
U.S. TREASURY BILLS (0.9%)
5.07%, 11/16/06                                                        65,000            64,867
5.07%, 1/11/07                                                         72,000            71,300
                                                                                ---------------
                                                                                        136,167
                                                                                ---------------
U.S. TREASURY BONDS (2.5%)
6.00%, 2/15/26                                                         70,000            80,336
5.25%, 11/15/28                                                       209,000           222,046
5.38%, 2/15/31                                                         70,000            75,999
                                                                                ---------------
                                                                                        378,381
                                                                                ---------------
U.S. TREASURY NOTES (10.6%)
3.13%, 5/15/07                                                        291,000           288,022
5.63%, 5/15/08                                                        326,000           330,176
4.00%, 6/15/09                                                        205,000           201,869
4.00%, 4/15/10                                                        296,000           290,508
5.00%, 2/15/11                                                         62,000            63,121
4.88%, 2/15/12                                                        140,000           142,095
4.00%, 2/15/15                                                        125,000           119,878
4.25%, 8/15/15                                                        163,000           158,900
                                                                                ---------------
                                                                                      1,594,569
                                                                                ---------------
TOTAL U.S. TREASURY OBLIGATIONS                                                       2,109,117
                                                                                ---------------
INVESTMENT COMPANIES (3.3%)
American Beacon Money Market Select Fund                              492,148           492,148
                                                                                ---------------
TOTAL INVESTMENT COMPANIES (COST $491,148)                                              492,148
                                                                                ---------------
TOTAL INVESTMENTS (COST $14,709,129) (b) - 99.9%                                     15,070,364
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                                             21,549
                                                                                ---------------
NET ASSETS - 100.0%                                                             $    15,091,913
                                                                                ===============

----------
(a)  Non-income producing securities.

(b) See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

SEE NOTES TO FINANCIAL STATEMENTS.

AMERICAN INDEPENDENCE FUNDS
NESTEGG DOW JONES U.S. 2020 FUND

Schedule of Portfolio Investments
October 31, 2006

                                                                    SHARES
                                                                      OR
                                                                  PRINCIPAL
                                                                    AMOUNT           VALUE
                                                                -------------   ---------------
COMMON STOCKS (56.8%)
BASIC MATERIALS (2.5%)
A. Schulman, Inc. (a)                                                     233   $         5,641
Air Products & Chemicals, Inc. (a)                                         88             6,131
Airgas, Inc. (a)                                                          343            12,969
Albemarle Corp.                                                           278            18,078
Alcoa, Inc. (a)                                                           402            11,622
Aleris International, Inc.                                                228            11,744
Allegheny Technologies, Inc. (a)                                          239            18,816
Arch Coal, Inc.                                                           390            13,506
Ashland, Inc.                                                             210            12,411
Bowater, Inc. (a)                                                         467             9,765
Cabot Corp.                                                               162             6,407
Cambrex Corp. (a)                                                         215             5,031
Caraustar Industries, Inc. (a)                                            255             2,762
Carpenter Technology Corp. (a)                                            159            17,011
Celanese Corp. Series A                                                   334             6,884
Chaparral Steel Co.                                                       258            10,730
Chemtura Corp.                                                            664             5,697
Cleveland-Cliffs, Inc. (a)                                                283            11,968
Coeur d'Alene Mines Corp. (a)                                           2,347            11,500
Consol Energy, Inc.                                                       501            17,730
Cytec Industries, Inc. (a)                                                267            14,789
Dow Chemical Co. (a)                                                      474            19,334
E.I. DuPont de Nemours & Co. (a)                                          451            20,656
Eastman Chemical Co. (a)                                                  241            14,682
Ecolab, Inc. (a)                                                          496            22,494
Ferro Corp. (a)                                                           337             6,646
FMC Corp. (a)                                                             251            17,206
Freeport-McMoRan Copper & Gold, Inc. Class B (a)                          131             7,923
H.B. Fuller Co. (a)                                                       502            12,445
Hercules, Inc. (a)                                                        959            17,454
Huntsman Corp. (a)                                                        278             4,801
Interface, Inc.                                                           756            11,000
International Coal Group, Inc.                                            968             5,024
International Flavors & Fragrances, Inc. (a)                              248            10,535
International Paper Co. (a)                                               226             7,537
Jacuzzi Brands, Inc.                                                      626             7,756
Lubrizol Corp. (a)                                                        539            24,256
Lyondell Chemical Co. (a)                                                 662            16,994
Massey Energy Co.                                                         270             6,818
Meridian Gold, Inc. (a)                                                   292             7,391
Minerals Technologies, Inc.                                               127             7,005
Monsanto Co.                                                              393            17,378
Mosaic Co.                                                                420             7,862
Neenah Paper, Inc.                                                        108             3,978
Newmont Mining Corp. (a)                                                  301            13,626
Nucor Corp. (a)                                                           136             7,944
Olin Corp. (a)                                                            607            10,501
OM Group, Inc. (a)                                                        239            13,623
Orbotech Ltd.                                                             268             6,472

Oregon Steel Mills, Inc. (a)                                              243            13,219
Peabody Energy Corp.                                                      194             8,142
Phelps Dodge Corp. (a)                                                    100            10,038
PPG Industries, Inc. (a)                                                   67             4,583
Praxair, Inc. (a)                                                         230            13,858
Rohm & Haas Co. (a)                                                       415            21,505
RPM International, Inc. (a)                                               975            18,671
RTI International Metals, Inc. (a)                                        145             8,891
Ryerson, Inc.                                                             194             4,675
Sensient Technologies Corp.                                               352             8,114
Sigma-Aldrich Corp. (a)                                                   160            12,018
Steel Dynamics, Inc.                                                      128             7,694
Stillwater Mining Co.                                                     400             4,300
Tredegar Corp. (a)                                                        242             4,220
Tronox, Inc. Class B                                                      201             2,629
United States Steel Corp.                                                 333            22,511
USEC, Inc.                                                                732             8,169
Valspar Corp. (a)                                                         745            19,959
Wausau Paper Corp.                                                        388             5,261
Weyerhaeuser Co. (a)                                                      112             7,122
Worthington Industries, Inc. (a)                                          605            10,454
                                                                                ---------------
                                                                                        776,566
                                                                                ---------------
CONSUMER GOODS (4.7%)
Altria Group, Inc.                                                        991            80,597
American Axle & Manufacturing Holdings, Inc.                              359             6,731
Anheuser-Busch Cos., Inc. (a)                                             357            16,929
ArvinMeritor, Inc.                                                        562             8,441
Beazer Homes USA, Inc. (a)                                                313            13,565
Black & Decker Corp. (a)                                                  206            17,279
BLYTH, Inc.                                                               243             5,813
BorgWarner, Inc.                                                          175            10,063
Briggs & Stratton Corp. (a)                                               147             3,747
Brown-Forman Corp. Class B (a)                                            124             8,952
Brunswick Corp. (a)                                                       274             8,631
Bunge Ltd.                                                                346            22,182
Callaway Golf Co. (a)                                                     576             7,736
Campbell Soup Co. (a)                                                     123             4,598
Carter's, Inc.                                                            148             4,178
Centex Corp. (a)                                                          342            17,887
Champion Enterprises, Inc.                                                457             4,232
Chiquita Brands International, Inc.                                       369             5,055
Church & Dwight Co. (a)                                                   442            17,932
Clorox Co. (a)                                                            100             6,456
Coach, Inc.                                                               265            10,505
Coca-Cola Co. (a)                                                         942            44,010
Colgate-Palmolive Co. (a)                                                 369            23,605
ConAgra Foods, Inc. (a)                                                   250             6,538
Constellation Brands, Inc. Class A                                        539            14,817
Cooper Tire & Rubber Co. (a)                                              514             5,515
Corn Products International, Inc.                                         611            22,112
D.R. Horton, Inc. (a)                                                     143             3,350
Del Monte Foods Co.                                                       568             6,129
Eastman Kodak Co. (a)                                                     831            20,276
Electronic Arts, Inc.                                                     220            11,636
Energizer Holdings, Inc.                                                  144            11,254
Flowers Foods, Inc.                                                       394            10,705
Ford Motor Co.                                                            811             6,715
Fossil, Inc.                                                              420             9,173
Furniture Brands International, Inc. (a)                                  319             5,933
Garmin Ltd.                                                               321            17,145
General Mills, Inc. (a)                                                   164             9,318

General Motors Corp. (a)                                                  204             7,124
Gentex Corp.                                                              444             7,064
Genuine Parts Co. (a)                                                     500            22,760
Goodyear Tire & Rubber Co. (a)                                          1,294            19,837
H.J. Heinz Co. (a)                                                        118             4,975
Hain Celestial Group, Inc.                                                299             8,441
Hanesbrands, Inc.                                                         290             6,844
Hansen Natural Corp. (a)                                                  507            16,097
Harley-Davidson, Inc. (a)                                                 190            13,040
Harman International Industries, Inc. (a)                                 173            17,707
Hasbro, Inc. (a)                                                          433            11,223
Herman Miller, Inc. (a)                                                   174             5,965
Hershey Co. (a)                                                           114             6,032
HNI Corp.                                                                 122             5,486
Hormel Foods Corp. (a)                                                    212             7,655
Hovnanian Enterprises, Inc. Class A                                       106             3,270
J.M. Smucker Co.                                                          163             7,987
JAKKS Pacific, Inc.                                                       222             4,815
Jarden Corp.                                                              360            12,953
Johnson Controls, Inc. (a)                                                 88             7,176
Jones Apparel Group, Inc.                                                 331            11,055
KB Home                                                                   234            10,516
Kellwood Co. (a)                                                          220             6,732
Kenneth Cole Productions, Inc. Class A (a)                                106             2,696
Kimberly-Clark Corp. (a)                                                  215            14,302
Kraft Foods, Inc. Class A                                                 108             3,715
La-Z-Boy, Inc. (a)                                                        416             5,096
Lancaster Colony Corp. (a)                                                174             7,056
Lear Corp. (a)                                                            568            17,159
Leggett & Platt, Inc. (a)                                                 538            12,562
Lennar Corp. Class A                                                      365            17,330
Liz Claiborne, Inc. (a)                                                   307            12,946
M.D.C. Holdings, Inc. (a)                                                  99             4,936
Martek Biosciences Corp.                                                  202             4,791
Mattel, Inc. (a)                                                        1,093            24,735
McCormick & Co., Inc. (a)                                                 313            11,706
Meritage Homes Corp.                                                      192             8,790
Modine Manufacturing Co.                                                  265             6,310
Molson Coors Brewing Co. Class B                                          217            15,446
Monaco Coach Corp.                                                        240             2,866
Nautilus, Inc.                                                            265             3,744
Newell Rubbermaid, Inc. (a)                                               798            22,966
Nike, Inc. Class B (a)                                                    129            11,853
Nu Skin Enterprises, Inc. Class A (a)                                     423             8,088
NutriSystem, Inc.                                                         205            12,644
NVR, Inc.                                                                  15             8,423
Oakley, Inc. (a)                                                          229             4,255
PepsiAmericas, Inc.                                                       182             3,722
PepsiCo, Inc. (a)                                                       1,112            70,544
Phillips-Van Heusen Corp. (a)                                             374            17,114
Polo Ralph Lauren Corp.                                                   174            12,354
Pool Corp.                                                                370            15,163
Procter & Gamble Co. (a)                                                2,165           137,238
Pulte Homes, Inc. (a)                                                     112             3,471
Quiksilver, Inc.                                                        1,067            14,885
Ralcorp Holdings, Inc. (a)                                                184             9,099
Reynolds American, Inc.                                                    83             5,242
Ryland Group, Inc. (a)                                                    134             6,155
Sara Lee Corp. (a)                                                        364             6,224
Smithfield Foods, Inc.                                                    268             7,204
Spectrum Brands, Inc.                                                     340             3,305
Standard Pacific Corp. (a)                                                193             4,676

Stanley Works (a)                                                         232            11,055
Steelcase, Inc. Class A                                                   543             8,998
Stride Rite Corp. (a)                                                     276             4,071
Superior Industries International, Inc. (a)                               171             2,890
Thor Industries, Inc. (a)                                                 104             4,557
THQ, Inc.                                                                 447            13,441
Timberland Co. (a)                                                        359            10,357
Toll Brothers, Inc. (a)                                                   361            10,437
TreeHouse Foods, Inc.                                                     273             6,923
Tupperware Brands Corp. (a)                                               513            10,891
Tyson Foods, Inc. Class A (a)                                             712            10,288
Universal Corp. (a)                                                       205             7,548
UST, Inc. (a)                                                             469            25,120
VF Corp. (a)                                                              252            19,155
Visteon Corp.                                                           1,045             7,712
WCI Communities, Inc.                                                     288             4,643
WD-40 Co.                                                                 140             4,759
Weight Watchers International, Inc.                                       126             5,494
Winnebago Industries, Inc. (a)                                            198             6,591
WM. Wrigley Jr. Co. (a)                                                   115             5,974
Wolverine World Wide, Inc. (a)                                            470            13,329
                                                                                ---------------
                                                                                      1,489,538
                                                                                ---------------
CONSUMER SERVICES (7.4%)
99 Cents Only Stores                                                      394             4,724
Abercrombie & Fitch Co.                                                   242            18,549
Adesa, Inc.                                                               261             6,562
Advance Auto Parts, Inc.                                                  294            10,296
ADVO, Inc.                                                                198             5,813
Aeropostale, Inc.                                                         382            11,196
AirTran Holdings, Inc. (a)                                                767             7,647
Amazon.com, Inc. (a)                                                      197             7,504
American Greetings Corp. Class A (a)                                      400             9,564
AmerisourceBergen Corp.                                                   549            25,913
Ann Taylor Stores Corp.                                                   196             8,628
Apollo Group, Inc. Class A                                                 99             3,659
Applebee's International, Inc. (a)                                        534            12,186
aQuantive, Inc.                                                           481            13,074
ARAMARK Corp. Class B                                                     365            12,202
Arbitron, Inc.                                                            194             8,148
AutoNation, Inc.                                                          412             8,261
AutoZone, Inc. (a)                                                        149            16,688
Avid Technology, Inc.                                                     296            10,692
Avis Budget Group, Inc.                                                    47               930
Aztar Corp. (a)                                                           266            14,250
Bally Technologies, Inc.                                                  385             7,642
Barnes & Noble, Inc.                                                      371            15,326
Bed Bath & Beyond, Inc.                                                   197             7,937
Belo Corp. Series A (a)                                                   278             4,871
Best Buy Co., Inc.                                                        288            15,912
Big Lots, Inc.                                                            958            20,195
BJ's Wholesale Club, Inc.                                                 190             5,444
Blockbuster, Inc. Class A                                                 938             3,677
Bob Evans Farms, Inc. (a)                                                 307            10,410
Borders Group, Inc.                                                       387             7,968
Boyd Gaming Corp. (a)                                                     154             6,078
Cablevision Systems Corp.                                                 629            17,480
Cardinal Health, Inc. (a)                                                 298            19,504
Career Education Corp.                                                    200             4,456
CarMax, Inc.                                                              296            13,113
Casey's General Stores, Inc.                                              422            10,242
Catalina Marketing Corp.                                                  255             6,464
Cato Corp. Class A (a)                                                    249             5,700

CBRL Group, Inc.                                                          227             9,968
CBS Corp. Class B                                                         347            10,042
CEC Entertainment, Inc.                                                   215             7,411
Charming Shoppes, Inc. (a)                                              1,035            15,318
Cheesecake Factory, Inc.                                                  524            14,803
Chemed Corp.                                                              184             6,530
Chico's Fas, Inc.                                                         488            11,678
Children's Place Retail Stores, Inc.                                      166            11,652
Circuit City Stores, Inc. (a)                                             502            13,544
Clear Channel Communications, Inc. (a)                                    241             8,399
CNET Networks, Inc.                                                       963             8,609
Coldwater Creek, Inc.                                                     172             5,244
Comcast Corp. Class A                                                     744            30,258
Comcast Corp. Special Class A                                             326            13,196
Continental Airlines, Inc. Class B                                        738            27,217
Corinthian Colleges, Inc.                                                 756             9,261
Costco Wholesale Corp. (a)                                                343            18,309
Cox Radio, Inc.                                                           272             4,580
CTC Media, Inc.                                                           109             2,645
Cumulus Media, Inc.                                                       288             3,087
CVS Corp. (a)                                                             588            18,451
Dick's Sporting Goods, Inc.                                               205            10,201
Dillard's, Inc. (a)                                                       547            16,503
Discovery Holding Co. Class A                                             792            11,753
Dollar General Corp. (a)                                                  900            12,627
Dollar Tree Stores, Inc.                                                  310             9,638
Dress Barn, Inc.                                                          282             6,125
Dun & Bradstreet Corp.                                                    170            13,131
E.W. Scripps Co. Class A                                                  226            11,178
eBay, Inc.                                                                564            18,121
EchoStar Communications Corp. (a)                                         560            19,891
Emmis Communications Corp. Class A                                        284             3,505
Entercom Communications Corp. Class A                                     233             6,447
Expedia, Inc.                                                             804            13,065
FactSet Research Systems, Inc. (a)                                        100             5,090
Family Dollar Stores, Inc. (a)                                            417            12,281
Federated Department Stores, Inc.                                         242            10,626
Foot Locker, Inc.                                                         445            10,320
Fred's, Inc.                                                              301             3,937
GameStop Corp. Class A                                                    119             6,076
GameStop Corp. Class B                                                     62             3,085
Gannett Co., Inc. (a)                                                     114             6,742
Gaylord Entertainment Co.                                                 283            13,171
Gemstar-TV Guide International, Inc.                                    2,186             7,607
Getty Images, Inc.                                                        136             5,890
Guitar Center, Inc.                                                       182             7,893
H&R Block, Inc. (a)                                                       866            18,931
Home Depot, Inc. (a)                                                    1,411            52,673
Hot Topic, Inc.                                                           359             3,629
IHOP Corp.                                                                127             6,626
International Game Technology (a)                                         244            10,372
International Speedway Corp. Class A (a)                                  218            11,316
Interpublic Group of Cos. (a)                                           1,307            14,259
ITT Educational Services, Inc. (a)                                        290            19,996
J.C. Penney Co., Inc. (a)                                                 135            10,156
Jack in the Box, Inc.                                                     248            13,915
JetBlue Airways Corp.                                                     464             5,828
John Wiley & Sons, Inc. Class A (a)                                       281             9,919
Kohl's Corp. (a)                                                          220            15,532
Krispy Kreme Doughnuts, Inc.                                              466             5,010
Kroger Co. (a)                                                            328             7,377
Lamar Advertising Co. Class A                                             239            13,786

Las Vegas Sands Corp.                                                      73             5,563
Laureate Education, Inc.                                                  332            17,503
Lee Enterprises, Inc.                                                     340             9,700
Liberty Global, Inc. Series C                                             631            16,046
Liberty Media Holding Corp. Capital Series A                               97             8,639
Liberty Media Holding Corp. Interactive Serie                             487            10,748
Limited Brands, Inc. (a)                                                  162             4,774
Live Nation, Inc.                                                         388             8,249
Lone Star Steakhouse & Saloon, Inc. (a)                                   137             3,740
Longs Drug Stores Corp. (a)                                               189             8,135
Lowe's Cos. (a)                                                           908            27,367
Marriott International, Inc. Class A (a)                                  255            10,651
Matthews International Corp. Class A                                      202             7,761
McDonald's Corp. (a)                                                      602            25,236
McGraw-Hill Cos. (a)                                                      255            16,363
McKesson Corp. (a)                                                        222            11,120
Men's Wearhouse, Inc.                                                     337            13,429
Meredith Corp. (a)                                                        282            14,805
MGM MIRAGE (a)                                                             93             4,001
Michaels Stores, Inc.                                                     368            16,188
Multimedia Games, Inc.                                                    236             2,216
Navteq Corp.                                                              258             8,566
Netflix, Inc.                                                             415            11,479
New York Times Co. Class A (a)                                            427            10,321
News Corp. Class A                                                      1,325            27,626
News Corp. Class B                                                        353             7,674
Nordstrom, Inc. (a)                                                       594            28,126
O'Reilly Automotive, Inc.                                                 313            10,107
Office Depot, Inc.                                                        773            32,458
OfficeMax, Inc.                                                           202             9,611
Omnicare, Inc. (a)                                                        343            12,993
P.F. Chang's China Bistro, Inc.                                           166             6,942
Panera Bread Co. Class A                                                  210            12,978
Pantry, Inc.                                                              165             9,006
Papa John's International, Inc.                                           154             5,652
Payless Shoesource, Inc.                                                  566            15,141
Penn National Gaming, Inc.                                                171             6,253
Pep Boys-Manny Moe & Jack (a)                                             415             5,885
PETsMART, Inc.                                                            389            11,195
Pier 1 Imports, Inc. (a)                                                  637             4,166
R.H. Donnelley Corp.                                                      132             7,949
Radio One, Inc. Class D                                                   588             3,993
RadioShack Corp.                                                          382             6,815
Reader's Digest Association, Inc.                                         297             4,271
Regis Corp.                                                               319            11,978
Rent-A-Center, Inc.                                                       525            15,099
Rite Aid Corp. (a)                                                      1,498             7,011
Royal Caribbean Cruises Ltd.                                              392            15,876
Ryan's Restaurant Group, Inc.                                             340             5,511
Sabre Holdings Corp. (a)                                                  388             9,863
Safeway, Inc. (a)                                                         190             5,578
Saks, Inc.                                                              1,008            19,495
Scholastic Corp. (a)                                                      294             9,237
Scientific Games Corp.                                                    183             5,129
Sears Holdings Corp.                                                       70            12,213
Service Corp. International (a)                                         2,434            22,198
ServiceMaster Co.                                                         864             9,789
Sinclair Broadcast Group, Inc. Class A                                    416             3,752
Sirius Satellite Radio, Inc.                                            3,546            13,581
Six Flags, Inc.                                                           595             3,392

Sonic Corp.                                                               651            14,810
Southwest Airlines Co. (a)                                                595             8,943
Staples, Inc.                                                             531            13,694
Starbucks Corp.                                                           413            15,591
Starwood Hotels & Resorts Worldwide, Inc.                                 158             9,439
Station Casinos, Inc. (a)                                                  99             5,970
Stein Mart, Inc. (a)                                                      239             3,912
Stewart Enterprises, Inc. Class A (a)                                     773             4,777
Strayer Education, Inc. (a)                                               100            11,312
Sun-Times Media Group, Inc. Class A                                       448             2,598
Supervalu, Inc. (a)                                                       557            18,604
Sysco Corp. (a)                                                           450            15,741
Talbots, Inc. (a)                                                         196             5,496
Target Corp.                                                              459            27,164
Time Warner, Inc.                                                       1,956            39,140
Tractor Supply Co.                                                        242            11,718
Triarc Cos., Inc. Class B                                                 297             4,987
Tribune Co. (a)                                                            86             2,866
Tuesday Morning Corp. (a)                                                 262             4,323
United Natural Foods, Inc.                                                282             9,842
Univision Communications, Inc. Class A                                    649            22,754
Urban Outfitters, Inc.                                                    240             4,200
Valassis Communications, Inc.                                             418             6,274
ValueClick, Inc.                                                          746            14,025
ValueVision Media, Inc. Class A                                           271             3,499
VCA Antech, Inc.                                                          573            18,548
Viacom, Inc. Class B                                                      437            17,008
Wal-Mart Stores, Inc. (a)                                               1,761            86,781
Walgreen Co. (a)                                                          592            25,859
Warner Music Group Corp.                                                  141             3,656
Washington Post Co. Class B (a)                                            17            12,803
Wendy's International, Inc. (a)                                           321            11,107
Westwood One, Inc.                                                        602             4,762
Whole Foods Market, Inc.                                                  369            23,557
Williams-Sonoma, Inc.                                                     259             8,809
WM Wrigley Jr. Co.                                                         28             1,450
WMS Industries, Inc. (a)                                                  205             7,243
Wynn Resorts Ltd.                                                         211            15,517
XM Satellite Radio Holdings, Inc. Class A                                 752             8,768
Yum! Brands, Inc.                                                         198            11,773
Zale Corp.                                                                416            11,997
                                                                                ---------------
                                                                                      2,335,795
                                                                                ---------------
FINANCIALS (12.4%)
A.G. Edwards, Inc. (a)                                                    226            12,893
ACE Ltd.                                                                  146             8,359
Affiliated Managers Group, Inc.                                            82             8,211
AFLAC, Inc. (a)                                                           365            16,396
Alexandria Real Estate Equities, Inc.                                     187            18,644
Alleghany Corp.                                                            15             4,586
Allstate Corp. (a)                                                        315            19,328
AMBAC Financial Group, Inc. (a)                                           304            25,381
Amcore Financial, Inc.                                                    186             5,824
American Express Co. (a)                                                  736            42,548
American Financial Group, Inc.                                            131             6,270
American Financial Realty Trust REIT                                    1,126            13,140
American Home Mortgage Investment Corp. REIT                              380            12,985
American International Group, Inc. (a)                                  1,092            73,349
American National Insurance Co.                                            45             5,220
AmeriCredit Corp.                                                         384             9,819
Ameriprise Financial, Inc.                                                114             5,871

AmerUs Group Co. Class A                                                  261            17,873
AmSouth Bancorp (a)                                                       949            28,679
Anchor Bancorp Wisconsin, Inc.                                            167             4,850
Annaly Capital Management, Inc.                                         1,614            21,176
AON Corp. (a)                                                             131             4,557
Arch Capital Group Ltd.                                                   120             7,715
Archstone-Smith Trust                                                     615            37,029
Arthur J. Gallagher & Co. (a)                                             264             7,352
Associated Banc-Corp.                                                     366            12,019
Assurant, Inc.                                                            313            16,483
Assured Guaranty Ltd.                                                     148             3,725
Astoria Financial Corp.                                                   215             6,237
Avalonbay Communities, Inc.                                               203            26,605
Axis Capital Holdings Ltd.                                                418            13,731
BancorpSouth, Inc. (a)                                                    626            15,994
Bank of America Corp. (a)                                               2,183           117,597
Bank of Hawaii Corp.                                                      355            18,520
Bank of New York Co. (a)                                                  357            12,270
BB&T Corp. (a)                                                            250            10,880
Bear Stearns Cos. (a)                                                      50             7,568
BlackRock, Inc.                                                            39             5,883
Boston Properties, Inc.                                                   312            33,331
Brandywine Realty Trust                                                   748            24,953
BRE Properties, Inc.                                                      340            22,542
Brown & Brown, Inc.                                                       315             9,217
Camden Property Trust                                                     163            13,157
Capital One Financial Corp. (a)                                           138            10,948
CapitalSource, Inc.                                                       300             8,322
Cathay General Bancorp                                                    308            10,611
CB Richard Ellis Group, Inc. Class A                                      553            16,607
CBL & Associates Properties, Inc.                                         450            19,679
Charles Schwab Corp. (a)                                                  750            13,665
Chicago Mercantile Exchange Holdings, Inc. Class A                         23            11,523
Chittenden Corp.                                                          387            11,413
Chubb Corp. (a)                                                           184             9,780
Cincinnati Financial Corp. (a)                                            441            20,132
CIT Group, Inc.                                                           577            30,033
Citigroup, Inc. (a)                                                     2,376           119,179
Citizens Banking Corp.                                                    328             8,518
Colonial Bancgroup, Inc. (a)                                              456            10,871
Colonial Properties Trust                                                 387            19,501
Comerica, Inc. (a)                                                         79             4,597
Commerce Bancshares, Inc.                                                 198             9,803
Commerce Group, Inc.                                                      356            10,538
Compass Bancshares, Inc.                                                  374            21,041
Conseco, Inc.                                                             452             9,194
Corporate Office Properties Trust                                         308            14,719
Countrywide Financial Corp. (a)                                           274            10,445
Cousins Properties, Inc.                                                  340            12,162
Crescent Real Estate Equities Co.                                         273             5,951
Cullen/Frost Bankers, Inc. (a)                                            140             7,582
Delphi Financial Group, Inc. Class A (a)                                  302            11,834
Dime Community Bancshares                                                 270             3,767
Doral Financial Corp.                                                     747             3,436
Downey Financial Corp. (a)                                                182            12,536
Duke Realty Corp.                                                         398            15,944
E*TRADE Financial Corp.                                                 1,167            27,168
East West Bancorp, Inc.                                                   402            14,677
Eaton Vance Corp. (a)                                                     368            11,423
Endurance Specialty Holdings Ltd.                                         169             6,025
Equity Inns, Inc.                                                         423             7,098

Equity Lifestyle Properties, Inc.                                         132             6,504
Equity Office Properties Trust                                            172             7,310
Equity Residential                                                        141             7,700
Erie Indemnity Co. Class A                                                130             6,585
Essex Property Trust, Inc.                                                161            21,458
Everest Re Group Ltd.                                                     192            19,043
F.N.B. Corp.                                                              415             7,026
Fannie Mae (a)                                                            479            28,386
Federal Realty Investment Trust                                           148            11,862
Federated Investors, Inc.                                                 294            10,081
Felcor Lodging Trust, Inc.                                                513            10,650
Fidelity National Financial, Inc. (a)                                     503            11,217
Fidelity National Title Group, Class A                                    527            11,599
Fifth Third Bancorp (a)                                                   216             8,608
First American Corp. (a)                                                  253            10,330
First Bancorp (Puerto Rico) (a)                                           601             5,950
First Horizon National Corp.                                              365            14,352
First Marblehead Corp. (a)                                                 90             6,071
First Midwest Bancorp (a)                                                 421            16,011
First Niagara Financial Group, Inc.                                       933            13,361
FirstMerit Corp. (a)                                                      628            14,582
Forest City Enterprises, Inc. Class A                                     158             8,674
Franklin Resources, Inc. (a)                                              125            14,245
Freddie Mac (a)                                                           340            23,457
Fremont General Corp. (a)                                                 593             8,616
Friedman Billings Ramsey Group, Inc. Class A                              421             3,212
Fulton Financial Corp.                                                  1,430            22,894
Genworth Financial, Inc. Class A                                          212             7,089
Glenborough Realty Trust, Inc.                                            262             6,807
Goldman Sachs Group, Inc.                                                 182            34,542
Greater Bay Bancorp (a)                                                   424            10,918
Hancock Holding Co.                                                        79             4,053
Harbor Florida Bancshares, Inc.                                           149             6,766
Hartford Financial Services Group, Inc. (a)                               138            12,029
HCC Insurance Holdings, Inc. (a)                                          341            11,478
Health Care Property Investors, Inc.                                      402            12,623
Health Care REIT, Inc.                                                    529            21,837
Healthcare Realty Trust, Inc.                                             402            16,281
Highwoods Properties, Inc.                                                451            17,228
Hilb Rogal & Hobbs Co. (a)                                                225             8,982
Horace Mann Educators Corp.                                               343             6,908
Hospitality Properties Trust                                              204             9,886
HRPT Properties Trust                                                   1,730            20,587
Hudson City Bancorp, Inc.                                               1,522            20,897
Huntington Bancshares, Inc. (a)                                           652            15,915
IMPAC Mortgage Holdings, Inc.                                             571             5,407
IndyMac Bancorp, Inc.                                                     568            25,816
International Bancshares Corp.                                            153             4,694
Investment Technology Group, Inc. (a)                                     271            12,656
Investors Financial Services Corp. (a)                                    178             6,999
IPC Holdings Ltd.                                                         196             5,888
iStar Financial, Inc.                                                     335            15,521
Janus Capital Group, Inc.                                                 609            12,229
Jones Lang LaSalle, Inc.                                                   95             8,740
JPMorgan Chase & Co.                                                    1,663            78,892
KeyCorp (a)                                                               187             6,945
Kilroy Realty Corp.                                                       215            16,196
Kimco Realty Corp.                                                        669            29,736
KKR Financial Corp.                                                       229             6,144
Knight Capital Group, Inc. Class A                                        877            16,356
LaBranche & Co., Inc.                                                     452             4,009
LaSalle Hotel Properties                                                  248            10,478

Lazard Ltd.                                                               236            10,006
Legg Mason, Inc. (a)                                                       96             8,642
Lehman Brothers Holdings, Inc. (a)                                        266            20,705
Lexington Corporate Properties Trust                                      415             8,840
Liberty Property Trust                                                    267            12,869
Lincoln National Corp. (a)                                                132             8,357
Loews Corp. (a)                                                           210             8,173
M&T Bank Corp. (a)                                                         39             4,751
Macerich Co.                                                              199            15,990
Mack-Cali Realty Corp.                                                    515            27,244
MAF Bancorp, Inc. (a)                                                     274            11,807
Markel Corp.                                                               25             9,988
Marsh & McLennan Cos. (a)                                                 241             7,095
Marshall & Ilsley Corp. (a)                                               633            30,346
MasterCard, Inc. Class A                                                  113             8,373
MBIA, Inc. (a)                                                            389            24,126
Mellon Financial Corp. (a)                                                192             7,450
Mercantile Bankshares Corp. (a)                                           371            16,725
Mercury General Corp.                                                      75             3,883
Merrill Lynch & Co., Inc. (a)                                             452            39,514
MetLife, Inc.                                                             232            13,254
MGIC Investment Corp. (a)                                                 252            14,808
Mid-America Apartment Communities, Inc.                                   175            11,139
Montpelier Re Holdings Ltd.                                               315             5,591
Moody's Corp.                                                             174            11,536
Morgan Stanley (a)                                                        483            36,916
Nasdaq Stock Market, Inc. (a)                                             258             9,218
National City Corp. (a)                                                   258             9,611
National Financial Partners Corp.                                         205             8,077
Nationwide Financial Services, Inc. Class A (a)                           440            22,405
Nationwide Health Properties, Inc.                                        678            19,486
NetBank, Inc.                                                             406             2,156
New Century Financial Corp.                                               420            16,540
New Plan Excel Realty Trust, Inc.                                         297             8,554
New York Community Bancorp, Inc.                                          795            12,998
NewAlliance Bancshares, Inc.                                              902            13,963
North Fork Bancorp                                                        180             5,144
NovaStar Financial, Inc.                                                  236             7,533
Nuveen Investments, Inc.                                                  229            11,290
NYSE Group, Inc.                                                           39             2,886
Ohio Casualty Corp.                                                       504            13,825
Old National Bancorp                                                      435             8,256
Old Republic International Corp. (a)                                      634            14,284
Pacific Capital Bancorp                                                   396            12,181
Park National Corp.                                                        73             7,401
PartnerRe Ltd.                                                            168            11,747
Pennsylvania Real Estate Investment Trust                                 310            13,361
Philadelphia Consolidated Holding Co. (a)                                 412            16,117
Phoenix Cos., Inc.                                                        927            14,684
Platinum Underwriters Holdings Ltd.                                       412            12,302
Plum Creek Timber Co., Inc. REIT                                          519            18,653
PMI Group, Inc.                                                           255            10,876
PNC Financial Services Group, Inc. (a)                                    134             9,384
Popular, Inc.                                                             756            13,752
Potlatch Corp. REIT                                                       318            12,911
Principal Financial Group, Inc.                                           129             7,287
ProAssurance Corp.                                                        180             8,766
Progressive Corp. (a)                                                     525            12,689
Protective Life Corp. (a)                                                 190             8,408
Provident Bankshares Corp.                                                278            10,047
Provident Financial Services, Inc.                                        433             7,941
Prudential Financial, Inc.                                                238            18,309

Public Storage, Inc.                                                      345            30,950
Radian Group, Inc. (a)                                                    238            12,685
Rayonier, Inc. REIT (a)                                                   233             9,551
Realty Income Corp.                                                       751            19,826
Reckson Associates Realty Corp.                                           235            10,368
Redwood Trust, Inc. (a)                                                   187            10,279
Regency Centers Corp.                                                     119             8,587
Regions Financial Corp.                                                   213             8,083
Reinsurance Group of America, Inc.                                         89             5,020
RenaissanceRe Holdings Ltd.                                               184            10,010
Republic Bancorp, Inc. (a)                                                609             8,148
Safeco Corp. (a)                                                          336            19,552
Saxon Capital, Inc.                                                       403             5,702
SEI Investments Co. (a)                                                   183            10,299
Selective Insurance Group, Inc. (a)                                       193            10,663
Simon Property Group, Inc.                                                160            15,536
Sky Financial Group, Inc.                                                 309             7,740
SL Green Realty Corp.                                                     125            15,131
SLM Corp.                                                                 299            14,555
South Financial Group, Inc.                                               626            16,608
Sovereign Bancorp, Inc.                                                   943            22,499
St. Joe Co.                                                               208            11,186
St. Paul Travelers Cos., Inc. (a)                                         319            16,310
StanCorp Financial Group, Inc. (a)                                        382            17,454
Sterling Bancshares, Inc.                                                 360             6,592
Sunstone Hotel Investors, Inc. REIT                                       506            14,907
SunTrust Banks, Inc. (a)                                                  166            13,112
Susquehanna Bancshares, Inc.                                              439            10,971
SVB Financial Group                                                       242            11,137
SWS Group, Inc.                                                           156             4,335
Synovus Financial Corp. (a)                                               780            22,916
T. Rowe Price Group, Inc.                                                 720            34,063
Taubman Centers, Inc.                                                     370            17,353
TCF Financial Corp.                                                       370             9,631
TD Ameritrade Holding Corp.                                               156             2,569
TD Banknorth, Inc.                                                        249             7,365
Thornburg Mortgage, Inc.                                                  312             8,012
Torchmark Corp. (a)                                                       286            17,640
Trustco Bank Corp.                                                        596             6,586
Trustmark Corp.                                                           414            13,107
U.S. Bancorp                                                              876            29,644
UCBH Holdings, Inc.                                                       827            14,175
UnionBanCal Corp.                                                         163             9,386
United Bankshares, Inc.                                                   336            12,832
United Dominion Realty Trust, Inc.                                        397            12,851
Unitrin, Inc.                                                             127             5,452
UnumProvident Corp. (a)                                                 1,019            20,156
Valley National Bancorp                                                   331             8,626
Ventas, Inc.                                                              307            11,967
W Holding Co., Inc.                                                       834             4,745
Wachovia Corp.                                                            925            51,337
Waddell & Reed Financial, Inc.                                            242             6,171
Washington Federal, Inc.                                                  729            16,942
Washington Mutual, Inc. (a)                                               471            19,923
Webster Financial Corp.                                                   415            20,053
Weingarten Realty Investors                                               236            10,974
Wells Fargo & Co. (a)                                                   1,525            55,341
Westamerica Bancorp                                                       218            10,867
White Mountains Insurance Group Ltd.                                       22            12,491
Whitney Holding Corp. (a)                                                 505            16,493
Willis Group Holdings Ltd.                                                346            13,158
Wilmington Trust Corp. (a)                                                192             7,983

Wintrust Financial Corp.                                                  148             7,142
XL Capital Ltd. Class A                                                    98             6,914
                                                                                ---------------
                                                                                      3,864,636
                                                                                ---------------
HEALTH CARE (6.1%)
Abbott Laboratories (a)                                                   650            30,882
Advanced Medical Optics, Inc.                                             155             6,332
Aetna, Inc.                                                               397            16,364
Affymetrix, Inc. (a)                                                      181             4,616
Albany Molecular Research, Inc.                                           199             2,370
Alcon, Inc.                                                                55             5,834
Alexion Pharmaceuticals, Inc.                                             193             7,210
Alkermes, Inc. (a)                                                        734            12,331
Allergan, Inc. (a)                                                        109            12,590
American Medical Systems Holdings, Inc.                                   490             8,727
Amgen, Inc.                                                               804            61,031
Amylin Pharmaceuticals, Inc.                                              315            13,847
Applied Biosystems Group-Applera Corp.                                    540            20,142
Apria Healthcare Group, Inc. (a)                                          371             8,641
Arthrocare Corp.                                                          153             6,183
Barr Pharmaceuticals, Inc.                                                272            14,245
Bausch & Lomb, Inc. (a)                                                   149             7,977
Beckman Coulter, Inc. (a)                                                 172             9,902
Becton Dickinson & Co. (a)                                                167            11,695
Bio-Rad Laboratories, Inc. Class A                                        113             8,296
Biogen Idec, Inc.                                                         248            11,805
BioMarin Pharmaceutical, Inc.                                             621             9,955
Biomet, Inc. (a)                                                          160             6,054
Biosite, Inc.                                                             117             5,374
Boston Scientific Corp.                                                   992            15,783
Bristol-Myers Squibb Co. (a)                                              962            23,810
C.R. Bard, Inc. (a)                                                       285            23,359
Caremark Rx, Inc.                                                         321            15,803
Celera Genomics Group-Applera Corp.                                       586             9,095
Celgene Corp.                                                             244            13,039
Cephalon, Inc.                                                            168            11,790
Charles River Laboratories International, Inc.                            189             8,112
CIGNA Corp. (a)                                                            61             7,136
Community Health Systems, Inc.                                            264             8,567
Cooper Cos. (a)                                                           122             7,031
Covance, Inc.                                                             177            10,355
Coventry Health Care, Inc.                                                442            20,752
Cubist Pharmaceuticals, Inc.                                              335             7,460
CV Therapeutics, Inc.                                                     273             3,535
Cyberonics, Inc.                                                          159             2,867
Cytyc Corp.                                                               313             8,269
Dade Behring Holdings, Inc.                                               240             8,743
DaVita, Inc.                                                              280            15,576
Dentsply International, Inc. (a)                                          401            12,543
Edwards Lifesciences Corp.                                                400            17,172
Eli Lilly & Co. (a)                                                       439            24,588
Endo Pharmaceuticals Holdings, Inc.                                       369            10,531
Enzo Biochem, Inc.                                                        255             3,647
eResearch Technology, Inc.                                                280             2,302
Express Scripts, Inc.                                                      82             5,225
Fisher Scientific International, Inc.                                     339            29,025
Forest Laboratories, Inc.                                                 232            11,354
Gen-Probe, Inc.                                                           353            16,898
Genentech, Inc.                                                           325            27,073
Genzyme Corp.                                                             188            12,692
Gilead Sciences, Inc.                                                     243            16,743
Haemonetics Corp. (a)                                                     189             8,618

Health Management Associates, Inc. Class A                                695            13,692
Health Net, Inc.                                                          275            11,415
Healthways, Inc.                                                          242            10,249
Henry Schein, Inc. (a)                                                    246            12,224
Hologic, Inc.                                                             337            16,227
Hospira, Inc.                                                             426            15,485
Human Genome Sciences, Inc.                                               947            12,642
Humana, Inc. (a)                                                          449            26,940
ICOS Corp.                                                                173             5,488
IDEXX Laboratories, Inc. (a)                                              213            17,724
ImClone Systems, Inc. (a)                                                 185             5,789
Immucor, Inc. (a)                                                         475            13,077
Incyte Corp.                                                              669             3,184
InterMune, Inc.                                                           190             4,199
Intuitive Surgical, Inc.                                                   99             9,819
Invacare Corp. (a)                                                        267             5,829
Invitrogen Corp.                                                          146             8,469
Johnson & Johnson (a)                                                   2,007           135,271
Kinetic Concepts, Inc.                                                    143             4,971
King Pharmaceuticals, Inc.                                                715            11,962
Kyphon, Inc.                                                              312            12,324
Laboratory Corp. of America Holdings                                      339            23,218
Lincare Holdings, Inc.                                                    260             8,726
Magellan Health Services, Inc.                                            269            11,739
Manor Care, Inc. (a)                                                      216            10,366
Medarex, Inc.                                                             887            11,460
Medco Health Solutions, Inc.                                              213            11,396
Medicines Co.                                                             293             7,606
Medicis Pharmaceutical Corp.                                              381            13,350
Medimmune, Inc.                                                           653            20,922
Medtronic, Inc. (a)                                                       788            38,359
Mentor Corp.                                                              294            13,759
Merck & Co., Inc. (a)                                                     938            42,603
MGI Pharma, Inc.                                                          549            10,447
Millennium Pharmaceuticals, Inc.                                          925            10,823
Millipore Corp. (a)                                                       148             9,550
Molecular Devices Corp.                                                   123             2,477
Mylan Laboratories, Inc. (a)                                              621            12,731
Myriad Genetics, Inc.                                                     237             6,373
Nabi Biopharmaceuticals                                                   528             3,474
Nektar Therapeutics                                                       627             9,048
Neurocrine Biosciences, Inc.                                              177             2,044
Noven Pharmaceuticals, Inc.                                               172             3,820
Onyx Pharmaceuticals, Inc.                                                254             4,770
OSI Pharmaceuticals, Inc.                                                 152             5,819
Par Pharmaceutical Cos., Inc.                                             237             4,619
PAREXEL International Corp. (a)                                           198             5,861
Patterson Cos., Inc.                                                      361            11,859
PDL BioPharma, Inc.                                                       307             6,487
Pediatrix Medical Group, Inc. (a)                                         339            15,231
Perrigo Co.                                                               737            13,185
Pfizer, Inc. (a)                                                        3,503            93,354
Pharmaceutical Product Development, Inc.                                  281             8,894
PolyMedica Corp.                                                          153             6,357
PSS World Medical, Inc.                                                   493             9,919
Psychiatric Solutions, Inc.                                               385            12,782
Quest Diagnostics, Inc. (a)                                                98             4,875
Regeneron Pharmaceuticals, Inc.                                           378             7,579
ResMed, Inc.                                                              197             8,666
Respironics, Inc. (a)                                                     197             6,958
Sepracor, Inc.                                                            303            15,683
Sierra Health Services, Inc. (a)                                          358            12,258

St. Jude Medical, Inc. (a)                                                256             8,794
Stryker Corp. (a)                                                         203            10,615
Sunrise Senior Living, Inc.                                               309             9,644
Techne Corp.                                                              261            14,585
Telik, Inc.                                                               326             6,178
Tenet Healthcare Corp. (a)                                              1,385             9,778
United Surgical Partners International, Inc.                              311             7,719
United Therapeutics Corp.                                                 165             9,875
UnitedHealth Group, Inc.                                                  919            44,828
Universal Health Services, Inc. Class B                                   143             7,572
Varian Medical Systems, Inc. (a)                                          356            19,530
Varian, Inc.                                                              217            10,175
Ventana Medical Systems, Inc.                                             202             8,159
Vertex Pharmaceuticals, Inc.                                              296            12,018
Viasys Healthcare, Inc.                                                   234             6,704
Waters Corp.                                                              288            14,342
Watson Pharmaceuticals, Inc.                                              302             8,127
WellCare Health Plans, Inc.                                               252            14,805
WellPoint, Inc.                                                           361            27,552
Wyeth                                                                     658            33,578
Zimmer Holdings, Inc.                                                     179            12,890
                                                                                ---------------
                                                                                      1,915,791
                                                                                ---------------
INDUSTRIALS (8.1%)
AAR Corp. (a)                                                             265             6,901
Accenture Ltd. Class A                                                    420            13,822
Actuant Corp. Class A                                                     190             9,755
Acuity Brands, Inc. (a)                                                   320            15,853
Administaff, Inc. (a)                                                     183             6,304
Aeroflex, Inc. (a)                                                        330             3,564
Affiliated Computer Services, Inc. Class A (a)                            305            16,311
AGCO Corp.                                                                744            19,902
Agilent Technologies, Inc.                                                284            10,110
Alexander & Baldwin, Inc. (a)                                             301            13,855
Alliance Data Systems Corp.                                               187            11,355
Alliant Techsystems, Inc.                                                 241            18,608
Allied Waste Industries, Inc. (a)                                         606             7,363
Ametek, Inc. (a)                                                          186             8,682
Amphenol, Inc.                                                            249            16,907
Anixter International, Inc. (a)                                           238            14,223
Aptargroup, Inc.                                                          227            12,465
Armor Holdings, Inc.                                                      232            11,939
Arrow Electronics, Inc.                                                   359            10,716
Astec Industries, Inc.                                                    119             3,795
Automatic Data Processing, Inc. (a)                                       418            20,666
Avnet, Inc. (a)                                                           434            10,277
AVX Corp.                                                                 160             2,522
Ball Corp. (a)                                                            289            12,020
BearingPoint, Inc.                                                        527             4,390
Bemis Co., Inc. (a)                                                       312            10,489
Benchmark Electronics, Inc.                                               451            11,974
Boeing Co. (a)                                                            492            39,290
Bowne & Co.                                                               237             3,704
Brink's Co.                                                               288            15,117
Bucyrus International, Inc. Class A                                       230             9,637
C.H. Robinson Worldwide, Inc.                                             474            19,785
Carlisle Cos. (a)                                                         209            17,491
Ceradyne, Inc.                                                            155             6,394
Ceridian Corp.                                                            410             9,664
CheckFree Corp.                                                           210             8,291
Checkpoint Systems, Inc. (a)                                              236             4,298
Chesapeake Corp. (a)                                                      174             2,699

Choicepoint, Inc.                                                         239             8,697
Clarcor, Inc. (a)                                                         360            11,729
Cognex Corp.                                                              271             6,241
Coherent, Inc.                                                            224             7,220
Con-way, Inc.                                                             145             6,840
Convergys Corp.                                                           403             8,548
Cooper Industries, Ltd.                                                   263            23,525
Corporate Executive Board Co.                                             111             9,970
Corrections Corp. of America                                              421            19,235
Cummins, Inc. (a)                                                         128            16,253
Curtiss-Wright Corp. (a)                                                  306            10,355
Danaher Corp. (a)                                                         174            12,488
Deere & Co. (a)                                                           111             9,449
Deluxe Corp. (a)                                                          411             9,317
Dionex Corp.                                                              126             6,854
Donaldson Co., Inc. (a)                                                   494            18,550
Dover Corp. (a)                                                           519            24,653
DRS Technologies, Inc.                                                    272            12,028
Eagle Materials, Inc.                                                     351            12,882
EGL, Inc.                                                                 228             7,750
Electro Scientific Industries, Inc.                                       235             4,688
ElkCorp.                                                                  140             3,517
EMCOR Group, Inc. (a)                                                     220            13,013
Energy Conversion Devices, Inc.                                           267             9,823
ESCO Technologies, Inc.                                                   160             6,947
Esterline Technologies Corp. (a)                                          159             5,994
Expeditors International of Washington, Inc.                              545            25,837
Fastenal Co.                                                              383            15,412
FedEx Corp. (a)                                                           153            17,525
Fidelity National Information Services, Inc.                              256            10,642
First Data Corp. (a)                                                      544            13,192
Fiserv, Inc.                                                              478            23,613
Flextronics International Ltd.                                          1,674            19,418
Flir Systems, Inc.                                                        484            15,459
Flowserve Corp. (a)                                                       147             7,791
Fluor Corp.                                                               237            18,588
Fortune Brands, Inc. (a)                                                   79             6,079
Forward Air Corp.                                                         230             7,468
Foster Wheeler Ltd.                                                       181             8,136
FTI Consulting, Inc.                                                      268             7,614
FuelCell Energy, Inc.                                                     352             2,330
Gardner Denver, Inc. (a)                                                  384            13,052
General Cable Corp. (a)                                                   268            10,077
General Dynamics Corp. (a)                                                103             7,323
General Electric Co. (a)                                                4,971           174,531
General Maritime Corp.                                                    227             8,295
Genlyte Group, Inc.                                                        73             5,640
Global Payments, Inc.                                                     221             9,660
Goodrich Corp. (a)                                                        331            14,594
Graco, Inc. (a)                                                           182             7,418
GrafTech International Ltd.                                               819             4,955
Granite Construction, Inc.                                                239            12,452
Harsco Corp. (a)                                                          110             8,979
Honeywell International, Inc. (a)                                         355            14,953
Hubbell, Inc. Class B (a)                                                 149             7,378
IDEX Corp. (a)                                                            363            17,025
Ingersoll-Rand Co. Ltd. Class A                                           152             5,580
Insituform Technologies, Inc. Class A                                     220             5,141
Iron Mountain, Inc.                                                       324            14,052
Itron, Inc. (a)                                                           185            10,071
ITT Corp. (a)                                                             502            27,303
J.B. Hunt Transport Services, Inc.                                        336             7,271

Jabil Circuit, Inc.                                                       506            14,527
Jacobs Engineering Group, Inc.                                            164            12,389
JLG Industries, Inc. (a)                                                  284             7,853
Joy Global, Inc.                                                          334            13,063
Kaman Corp.                                                               194             3,956
Kansas City Southern                                                      623            17,687
Kaydon Corp. (a)                                                          205             8,569
Kemet Corp.                                                               693             5,094
Kennametal, Inc. (a)                                                      277            17,094
L-3 Communications Holdings, Inc.                                         335            26,973
Landstar System, Inc.                                                     403            18,715
Lincoln Electric Holdings, Inc.                                           289            17,771
Littelfuse, Inc. (a)                                                      151             5,113
Lockheed Martin Corp. (a)                                                 181            15,734
Louisiana-Pacific Corp. (a)                                               301             5,954
Manitowoc Co. (a)                                                         427            23,434
Manpower, Inc. (a)                                                        223            15,113
Martin Marietta Materials, Inc. (a)                                       126            11,088
Masco Corp. (a)                                                           201             5,558
McDermott International, Inc. (a)                                         309            13,812
MDU Resources Group, Inc. (a)                                             492            12,635
MeadWestvaco Corp.                                                        533            14,668
Methode Electronics, Inc. (a)                                             328             3,631
Mettler-Toledo International, Inc.                                        115             7,895
Molex, Inc. Class A                                                       227             6,708
Monster Worldwide, Inc.                                                   321            13,004
Moog, Inc. Class A (a)                                                    273            10,183
MSC Industrial Direct Co. (a)                                             342            13,995
Mueller Industries, Inc.                                                  310            11,368
National Instruments Corp.                                                370            11,537
Navigant Consulting, Inc.                                                 355             6,323
Navistar International Corp. (a)                                          191             5,296
NCO Group, Inc.                                                           241             6,497
Newport Corp.                                                             308             6,659
Nordson Corp.                                                             215             9,901
Northrop Grumman Corp. (a)                                                156            10,357
Old Dominion Freight Line, Inc.                                           238             6,583
OMI Corp. (a)                                                             560            12,499
Oshkosh Truck Corp.                                                       204             9,223
Owens-Illinois, Inc. (a)                                                  398             6,607
Packaging Corp. of America                                                253             5,811
Pactiv Corp. (a)                                                          408            12,583
Pall Corp. (a)                                                            368            11,739
Parker Hannifin Corp. (a)                                                 306            25,590
Paychex, Inc. (a)                                                         245             9,673
PerkinElmer, Inc. (a)                                                   1,038            22,172
Power-One, Inc.                                                           659             4,508
Powerwave Technologies, Inc.                                              949             6,178
Precision Castparts Corp. (a)                                             369            25,114
Quanta Services, Inc.                                                     854            15,628
R.R. Donnelley & Sons Co. (a)                                             624            21,129
Raytheon Co.                                                              206            10,290
Republic Services, Inc.                                                   344            14,107
Resources Connection, Inc.                                                337             9,753
Robert Half International, Inc.                                           469            17,142
Rockwell Automation Corp. (a)                                             110             6,820
Rockwell Collins, Inc.                                                    470            27,297
Roper Industries, Inc.                                                    242            11,580
Ryder System, Inc. (a)                                                    173             9,108
Sanmina-SCI Corp.                                                       1,514             5,980
Sealed Air Corp. (a)                                                      227            13,511
Shaw Group, Inc. (a)                                                      636            16,892

Smurfit-Stone Container Corp.                                             751             8,006
Solectron Corp.                                                         2,698             9,011
Sonoco Products Co. (a)                                                   293            10,396
Spherion Corp.                                                            510             3,698
SPX Corp.                                                                 161             9,261
Stamps.com, Inc.                                                          157             2,520
Stericycle, Inc. (a)                                                      309            21,849
Symbol Technologies, Inc.                                                 691            10,317
TASER International, Inc.                                                 451             4,199
Tektronix, Inc. (a)                                                       232             7,046
Teleflex, Inc. (a)                                                        253            15,737
Teletech Holdings, Inc.                                                   311             6,037
Temple-Inland, Inc. (a)                                                   321            12,660
Terex Corp. (a)                                                           273            14,130
Tetra Tech, Inc.                                                          481             8,745
Texas Industries, Inc. (a)                                                168            10,433
Thomas & Betts Corp. (a)                                                  164             8,451
Timken Co. (a)                                                            261             7,843
Toro Co. (a)                                                              295            12,732
Trimble Navigation Ltd.                                                   381            17,610
Trinity Industries, Inc. (a)                                              228             8,222
Tyco International Ltd. (a)                                               998            29,370
Union Pacific Corp. (a)                                                   121            10,966
United Parcel Service, Inc. Class B                                       389            29,310
United Rentals, Inc. (a)                                                  564            13,361
USG Corp.                                                                 210            10,267
UTi Worldwide, Inc.                                                       219             5,661
Veeco Instruments, Inc.                                                   214             4,000
Viad Corp.                                                                170             6,282
Vishay Intertechnology, Inc.                                              482             6,502
Vulcan Materials Co. (a)                                                  234            19,066
W.W. Grainger, Inc. (a)                                                   220            16,012
Wabash National Corp. (a)                                                 249             3,493
Wabtec                                                                    353            11,081
Walter Industries, Inc.                                                   299            13,901
Washington Group International, Inc.                                      204            11,550
Waste Connections, Inc.                                                   319            12,980
Waste Management, Inc. (a)                                                254             9,520
Watsco, Inc. (a)                                                          148             7,370
Werner Enterprises, Inc.                                                  463             8,496
Wesco International, Inc.                                                 129             8,420
Western Union Co.                                                         544            11,995
World Fuel Services Corp. (a)                                             206             8,862
Zebra Technologies Corp. Class A                                          196             7,305
                                                                                ---------------
                                                                                      2,534,902
                                                                                ---------------
OIL & GAS (3.8%)
Anadarko Petroleum Corp. (a)                                              206             9,563
Apache Corp. (a)                                                          151             9,863
Atwood Oceanics, Inc.                                                     168             7,762
Baker Hughes, Inc. (a)                                                    234            16,158
BJ Services Co.                                                           209             6,303
Cabot Oil & Gas Corp. (a)                                                 340            17,989
Cameron International Corp.                                               310            15,531
Cheniere Energy, Inc.                                                     362             9,528
Chesapeake Energy Corp. (a)                                               190             6,164
Chevron Corp.                                                           1,054            70,829
Cimarex Energy Co.                                                        255             9,185
ConocoPhillips                                                            746            44,939
Denbury Resources, Inc. (a)                                               319             9,168
Devon Energy Corp.                                                        205            13,702
Diamond Offshore Drilling, Inc. (a)                                        41             2,838
Dynegy, Inc. Class A                                                    2,378            14,458

El Paso Corp.                                                           1,964            26,907
Encore Acquisition Co.                                                    352             8,814
ENSCO International, Inc. (a)                                             419            20,518
EOG Resources, Inc.                                                       172            11,443
Exxon Mobil Corp.                                                       2,843           203,047
FMC Technologies, Inc.                                                    186            11,244
Global Industries Ltd. (a)                                                718            11,919
GlobalSantaFe Corp.                                                       167             8,667
Grant Prideco, Inc.                                                       356            13,446
Grey Wolf, Inc.                                                         1,638            11,466
Halliburton Co. (a)                                                       732            23,680
Hanover Compressor Co. (a)                                                729            13,501
Helix Energy Solutions Group, Inc.                                        221             7,138
Hess Corp.                                                                122             5,173
Holly Corp.                                                               349            16,598
Houston Exploration Co. (a)                                               204            11,049
Hydril                                                                    122             7,326
Input/Output, Inc.                                                        571             6,401
Kinder Morgan, Inc.                                                        76             7,988
Lone Star Technologies, Inc. (a)                                          214            10,332
Marathon Oil Corp.                                                        168            14,515
Nabors Industries Ltd.                                                    818            25,260
National Oilwell Varco, Inc.                                              121             7,308
Newpark Resources, Inc. (a)                                               784             4,610
Noble Corp.                                                               348            24,395
Noble Energy, Inc.                                                        512            24,899
Occidental Petroleum Corp. (a)                                            419            19,668
Oceaneering International, Inc.                                           375            13,496
OGE Energy Corp. (a)                                                      245             9,452
Parker Drilling Co. (a)                                                   456             3,735
Patterson-UTI Energy, Inc.                                                461            10,695
Penn Virginia Corp.                                                       135             9,659
Plains Exploration & Production Co.                                       205             8,669
Pogo Producing Co.                                                        155             6,936
Pride International, Inc.                                                 456            12,590
Quicksilver Resources, Inc.                                               147             5,039
Range Resources Corp. (a)                                                 375            10,181
Rowan Cos., Inc. (a)                                                      304            10,148
Schlumberger Ltd. (a)                                                     788            49,707
SEACOR Holding, Inc. (a)                                                  154            13,780
Smith International, Inc.                                                 580            22,898
Southwestern Energy Co. (a)                                               465            16,545
St. Mary Land & Exploration Co.                                           383            14,282
Stone Energy Corp. (a)                                                    202             7,872
Sunoco, Inc. (a)                                                           68             4,497
Superior Energy Services, Inc.                                            580            18,154
Tesoro Corp. (a)                                                          202            12,916
Tetra Technologies, Inc. (a)                                              506            13,105
TODCO                                                                     420            14,335
Transocean, Inc. (a)                                                      228            16,539
Unit Corp. (a)                                                            317            14,706
Valero Energy Corp. (a)                                                   281            14,705
Veritas DGC, Inc. (a)                                                     182            13,106
W-H Energy Services, Inc.                                                 214            10,022
Weatherford International Ltd.                                            247            10,147
Williams Cos. (a)                                                         321             7,842
XTO Energy, Inc.                                                          265            12,365
                                                                                ---------------
                                                                                      1,209,415
                                                                                ---------------
TECHNOLOGY (7.9%)
3Com Corp. (a)                                                          1,125             5,468
Actel Corp.                                                               202             3,311
Actuate Corp.                                                             529             2,761

Adaptec, Inc. (a)                                                         937             4,245
ADC Telecommunications, Inc.                                              330             4,722
Adobe Systems, Inc. (a)                                                   420            16,065
Adtran, Inc.                                                              424             9,811
Advanced Micro Devices, Inc.                                              366             7,785
Advent Software, Inc.                                                     150             5,553
Agere Systems, Inc.                                                     1,397            23,721
Agile Software Corp.                                                      467             3,148
Agilysys, Inc.                                                            267             3,960
Akamai Technologies, Inc.                                                 421            19,728
Altera Corp.                                                              988            18,219
American Power Conversion Corp.                                           527            15,931
American Tower Corp. Class A                                              297            10,698
Amkor Technology, Inc.                                                    645             4,457
Analog Devices, Inc.                                                      262             8,337
Andrew Corp.                                                              453             4,195
Ansys, Inc. (a)                                                           219            10,074
Apple Computer, Inc.                                                      596            48,324
Applied Materials, Inc. (a)                                             1,112            19,338
Ariba, Inc.                                                               612             4,621
Asyst Technologies, Inc. (a)                                              425             3,158
ATMI, Inc.                                                                234             7,415
Audiovox Corp. Class A                                                    156             2,047
Autodesk, Inc. (a)                                                        631            23,189
Avaya, Inc.                                                             1,335            17,101
Avocent Corp.                                                             345            12,665
Axcelis Technologies, Inc.                                                822             5,672
BEA Systems, Inc.                                                       1,125            18,304
Borland Software Corp.                                                    683             3,770
Broadcom Corp.                                                            340            10,292
Brocade Communications Systems, Inc.                                    2,303            18,677
Brooks Automation, Inc.                                                   627             8,903
C-COR, Inc. (a)                                                           418             4,176
Cabot Microelectronics Corp.                                              163             4,654
Caci International, Inc. Class A                                          214            12,314
Cadence Design Systems, Inc.                                              820            14,645
CDW Corp.                                                                 169            11,098
Cerner Corp. (a)                                                          167             8,068
Check Point Software Technologies Ltd.                                    508            10,526
Ciber, Inc.                                                               478             3,274
Ciena Corp.                                                             1,093            25,696
Cisco Systems, Inc.                                                     4,146           100,042
Citrix Systems, Inc. (a)                                                  464            13,702
Cognizant Technology Solutions Corp.                                      383            28,832
Computer Sciences Corp. (a)                                               496            26,214
Compuware Corp.                                                           983             7,903
Conexant Systems, Inc.                                                  4,069             7,853
Corning, Inc. (a)                                                       1,094            22,350
Cree, Inc.                                                                540            11,875
Crown Castle International Corp.                                          547            18,407
CSG Systems International, Inc. (a)                                       404            10,900
Cymer, Inc.                                                               276            12,787
Cypress Semiconductor Corp.                                             1,178            19,779
Dell, Inc.                                                              1,177            28,636
Dendrite International, Inc.                                              328             3,428
Digital River, Inc.                                                       278            16,082
DST Systems, Inc.                                                         129             7,971
Dycom Industries, Inc.                                                    321             7,483
EarthLink, Inc.                                                           810             5,686
Electronics for Imaging, Inc. (a)                                         482            11,394
EMC Corp.                                                               1,638            20,066
Emulex Corp.                                                              710            13,348

Equinix, Inc.                                                             177            12,107
Exar Corp.                                                                288             3,735
Extreme Networks, Inc.                                                    936             3,557
F5 Networks, Inc.                                                         285            18,864
Fair Isaac Corp. (a)                                                      184             6,740
Fairchild Semiconductor International, Inc.                               347             5,590
FormFactor, Inc.                                                          301            11,492
Gateway, Inc. (a)                                                       2,217             3,725
Google, Inc. Class A                                                      149            70,981
Harmonic, Inc.                                                            651             5,280
Harris Corp. (a)                                                          371            15,805
Hewlett-Packard Co. (a)                                                 1,192            46,178
Hyperion Solutions Corp.                                                  408            15,259
Ikon Office Solutions, Inc. (a)                                           785            11,704
Informatica Corp.                                                         629             7,793
InfoSpace, Inc.                                                           226             4,567
Ingram Micro, Inc. Class A (a)                                            405             8,347
Insight Enterprises, Inc.                                                 404             8,682
Intel Corp. (a)                                                         3,908            83,396
Inter-Tel, Inc. (a)                                                       181             3,745
InterDigital Communications Corp. (a)                                     381            13,625
Intergraph Corp. (a)                                                      178             7,777
Intermec, Inc.                                                            359             8,113
International Business Machines Corp. (a)                                 735            67,863
International Rectifier Corp.                                             194             6,978
Intersil Corp. Class A                                                    418             9,802
Interwoven, Inc.                                                          338             4,299
Intuit, Inc.                                                              819            28,911
j2 Global Communications, Inc.                                            362             9,933
JDA Software Group, Inc.                                                  255             3,751
JDS Uniphase Corp.                                                        587             8,524
Juniper Networks, Inc.                                                    362             6,234
Keane, Inc. (a)                                                           413             4,787
KLA-Tencor Corp. (a)                                                      132             6,490
Kronos, Inc.                                                              222             7,526
Kulicke & Soffa Industries, Inc.                                          500             4,490
Lam Research Corp. (a)                                                    384            18,989
Lattice Semiconductor Corp.                                               866             5,378
Lexmark International, Inc.                                               285            18,123
Linear Technology Corp. (a)                                               204             6,348
LSI Logic Corp. (a)                                                     1,184            11,899
Lucent Technologies, Inc. (a)                                           2,495             6,063
M-Systems Flash Disk Pioneers Ltd.                                        241             8,794
Macrovision Corp.                                                         408            10,857
Marvell Technology Group Ltd.                                             335             6,124
Maxim Integrated Products, Inc.                                           233             6,992
McDATA Corp. Class A                                                    1,046             5,931
MEMC Electronic Materials, Inc. (a)                                       477            16,934
Mentor Graphics Corp.                                                     635            10,712
Mercury Computer Systems, Inc.                                            189             2,328
Micron Technology, Inc. (a)                                             1,972            28,498
Micros Systems, Inc.                                                      272            13,513
Microsemi Corp.                                                           463             9,075
Microsoft Corp.                                                         6,047           173,608
Motorola, Inc. (a)                                                      1,673            38,579
MRV Communications, Inc.                                                1,099             3,759
National Semiconductor Corp. (a)                                          828            20,112
NCR Corp. (a)                                                             496            20,594
Network Appliance, Inc. (a)                                               272             9,928
Novell, Inc. (a)                                                          795             4,770
Novellus Systems, Inc.                                                    375            10,369
NVIDIA Corp.                                                              964            33,615

OmniVision Technologies, Inc.                                             274             4,499
Oracle Corp.                                                            2,750            50,793
Parametric Technology Corp.                                               936            18,289
Perot Systems Corp.                                                       725            10,694
Photronics, Inc. (a)                                                      316             4,421
Pitney Bowes, Inc. (a)                                                    107             4,998
PMC-Sierra, Inc. (a)                                                      519             3,441
Polycom, Inc.                                                             248             6,795
Progress Software Corp.                                                   299             8,608
QLogic Corp.                                                              306             6,297
Qualcomm, Inc.                                                          1,073            39,046
Quantum Corp.                                                           1,716             3,741
Radisys Corp. (a)                                                         185             3,391
RealNetworks, Inc. (a)                                                    767             8,422
Red Hat, Inc. (a)                                                         533             8,731
RF Micro Devices, Inc.                                                  1,611            11,760
S1 Corp. (a)                                                              618             3,053
Salesforce.com, Inc.                                                      214             8,350
SanDisk Corp. (a)                                                         142             6,830
SBC Communications Corp. Class A                                          611            16,320
Silicon Image, Inc.                                                       551             6,518
Silicon Laboratories, Inc.                                                355            11,584
Silicon Storage Technology, Inc.                                          794             3,327
SiRF Technology Holdings, Inc.                                            328             9,223
Skyworks Solutions, Inc.                                                1,279             8,480
SonicWALL, Inc.                                                           561             5,891
SRA International, Inc. Class A                                           288             9,230
Stratex Networks, Inc.                                                    719             3,358
Sun Microsystems, Inc.                                                  1,529             8,302
Sybase, Inc. (a)                                                          737            17,946
Sycamore Networks, Inc.                                                 1,480             5,550
Symantec Corp.                                                            642            12,737
Synopsys, Inc.                                                            413             9,297
Tellabs, Inc. (a)                                                       1,188            12,522
Teradyne, Inc.                                                            587             8,230
Tessera Technologies, Inc.                                                336            11,730
Texas Instruments, Inc.                                                 1,011            30,512
TIBCO Software, Inc.                                                    1,774            16,410
Transaction Systems Architects, Inc. (a)                                  234             7,888
Trident Microsystems, Inc.                                                416             8,794
Triquint Semiconductor, Inc. (a)                                        1,142             5,139
Ultratech, Inc.                                                           193             2,758
Unisys Corp.                                                              966             6,318
United Online, Inc.                                                       504             6,814
United Stationers, Inc.                                                   221            10,553
Varian Semiconductor Equipment Associates, Inc.                           393            14,341
Vignette Corp.                                                            261             4,254
webMethods, Inc.                                                          485             3,647
Websense, Inc.                                                            330             9,032
Wind River Systems, Inc. (a)                                              678             7,444
Xerox Corp.                                                               684            11,628
Xilinx, Inc.                                                              238             6,071
Yahoo!, Inc.                                                              925            24,365
                                                                                ---------------
                                                                                      2,471,768
                                                                                ---------------
TELECOMMUNICATIONS (1.1%)
Alltel Corp. (a)                                                          195            10,395
AT&T, Inc.                                                              1,878            64,322
BellSouth Corp. (a)                                                       775            34,953
CenturyTel, Inc. (a)                                                      320            12,877
Cincinnati Bell, Inc.                                                   2,063             9,675

Citizens Communications Co. Series B                                      947            13,883
Embarq Corp.                                                              402            19,437
Leap Wireless International, Inc.                                         128             7,099
NII Holdings, Inc.                                                        380            24,711
NTL, Inc.                                                                 686            18,543
Qwest Communications International, Inc.                                  729             6,291
Sprint Nextel Corp. (a)                                                 1,402            26,203
Telephone & Data Systems, Inc.                                            146             7,132
Verizon Communications, Inc.                                            1,387            51,319
Windstream Corp.                                                        3,729            51,164
                                                                                ---------------
                                                                                        358,004
                                                                                ---------------
UTILITIES (2.8%)
AGL Resources, Inc. (a)                                                   645            24,188
Alliant Energy Corp.                                                      348            13,346
Ameren Corp. (a)                                                          591            31,973
American Electric Power Co., Inc. (a)                                     177             7,333
Aqua America, Inc.                                                        406             9,846
Aquila, Inc.                                                            3,140            14,413
Atmos Energy Corp. (a)                                                    676            20,773
Avista Corp.                                                              388             9,987
Black Hills Corp.                                                         279             9,628
CenterPoint Energy, Inc.                                                  814            12,601
Cleco Corp. (a)                                                           478            12,285
CMS Energy Corp. (a)                                                      654             9,738
Consolidated Edison, Inc. (a)                                             138             6,672
Constellation Energy Group, Inc. (a)                                      516            32,197
Core Laboratories N.V. (a)                                                164            11,954
Dominion Resources, Inc. (Virginia)                                       157            12,715
DPL, Inc. (a)                                                             337             9,679
DTE Energy Co. (a)                                                        514            23,351
Duke Energy Corp.                                                         612            19,364
Duquesne Light Holdings, Inc.                                             694            13,762
Edison International                                                       42             1,866
El Paso Electric Co.                                                      382             8,924
Energy East Corp. (a)                                                     436            10,599
Entergy Corp. (a)                                                          95             8,154
Exelon Corp.                                                              329            20,391
FirstEnergy Corp. (a)                                                     152             8,945
FPL Group, Inc. (a)                                                       167             8,517
Great Plains, Inc.                                                        227             7,387
Hawaiian Electric Industries, Inc.                                        662            18,549
IDACORP, Inc.                                                             360            14,195
KeySpan Corp.                                                             505            20,493
National Fuel Gas Co. (a)                                                 228             8,527
Nicor, Inc. (a)                                                           126             5,791
NiSource, Inc. (a)                                                        800            18,616
Northeast Utilities                                                       427            10,679
Northwest Natural Gas Co.                                                 219             9,060
NSTAR                                                                     316            10,994
ONEOK, Inc. (a)                                                           322            13,405
Peoples Energy Corp. (a)                                                  322            14,068
Pepco Holdings, Inc.                                                      557            14,159
PG&E Corp.                                                                170             7,334
Piedmont Natural Gas Co. (a)                                              594            16,038
Pinnacle West Capital Corp. (a)                                           294            14,056
PNM Resources, Inc.                                                       525            14,784
PPL Corp.                                                                  53             1,830
Progress Energy, Inc.                                                     122             5,612
Public Service Enterprise Group, Inc. (a)                                 110             6,716
Puget Energy, Inc.                                                        327             7,809
Questar Corp. (a)                                                         230            18,740

Reliant Energy, Inc.                                                      902            11,437
Scana Corp.                                                               308            12,308
Sempra Energy (a)                                                         111             5,887
Sierra Pacific Resources                                                1,336            20,254
Southern Co. (a)                                                          342            12,449
Southern Union Co. (a)                                                    863            23,888
Southwest Gas Corp. (a)                                                   351            12,594
Teco Energy, Inc. (a)                                                     618            10,191
UGI Corp. (a)                                                             866            22,949
UniSource Energy Corp. (a)                                                257             9,144
Vectren Corp.                                                             624            18,133
Westar Energy, Inc.                                                       731            18,509
WGL Holdings, Inc.                                                        410            13,305
Wisconsin Energy Corp. (a)                                                346            15,895
WPS Resources Corp. (a)                                                   340            18,091
Xcel Energy, Inc.                                                       1,160            25,601
                                                                                ---------------
                                                                                        882,678
                                                                                ---------------
TOTAL COMMON STOCKS (COST $17,060,793)                                               17,839,093
                                                                                ---------------
CORPORATE BONDS (13.2%)
BASIC MATERIALS (1.0%)
Burlington North Santa Fe, 7.00%, 12/15/25                             82,000            93,270
E.I. DuPont de Nemours & Co., 4.88%, 4/30/14                           95,000            92,445
United Technologies Corp., 4.88%, 5/1/15                               32,000            31,133
Weyerhaeuser Co., 6.95%, 8/1/17                                        82,000            85,714
                                                                                ---------------
                                                                                        302,562
                                                                                ---------------
CONSUMER GOODS (1.2%)
Anheuser-Busch Cos., Inc., 5.05%, 10/15/16                             82,000            79,504
Coca-Cola Enterprises, 8.50%, 2/1/22                                   82,000           105,138
Kimberly-Clark Corp., 5.00%, 8/15/13                                   55,000            54,579
Kraft Foods, Inc., 6.25%, 6/1/12                                       44,000            45,846
May Department Stores Co., 5.75%, 7/15/14                              82,000            81,034
                                                                                ---------------
                                                                                        366,101
                                                                                ---------------
CONSUMER SERVICES (1.3%)
Bottling Group LLC, 4.63%, 11/15/12                                    58,000            56,345
Conagra Foods, 6.75%, 9/15/11                                          82,000            86,711
Procter & Gamble Co., 4.95%, 8/15/14                                   53,000            52,090
Target Corp., 5.88%, 3/1/12                                            44,000            45,425
Time Warner Cos., Inc., 7.57%, 2/1/24                                  87,000            95,601
Wal-Mart Stores, Inc., 4.55%, 5/1/13                                   87,000            84,219
                                                                                ---------------
                                                                                        420,391
                                                                                ---------------
FINANCIALS (5.8%)
Allstate Corp., 7.20%, 12/1/09                                         44,000            46,597
American General Finance, 5.38%, 10/1/12                              151,000           150,879
Bank One Corp., 2.63%, 6/30/08                                        117,000           112,225
Bear Stearns Co., 3.25%, 3/25/09                                       44,000            42,176
Caterpillar Financial Services Corp., 5.05%, 12/1/10                   43,000            42,887
Citigroup, Inc., 6.63%, 1/15/28                                        33,000            36,516
Countrywide Financial Corp., 6.25%, 5/15/16                           101,000           102,878

First Union National, 7.80%, 8/18/10                                   87,000            94,394
Goldman Sachs Group, Inc., 5.13%, 1/15/15                             111,000           108,514
Household Finance Corp., 4.63%, 1/15/08                                94,000            93,367
John Deere Capital Corp., 7.00%, 3/15/12                               43,000            46,458
John Hancock Global Funding, 7.90%, 7/2/10                             83,000            90,488
JPMC Capital XVIII, 6.95%, 8/17/36                                    115,000           124,489
Lehman Brothers Holdings, Inc., 6.63%, 1/18/12                         55,000            58,439
Merrill Lynch & Co., Inc., 6.05%, 5/16/16                             120,000           124,615
Morgan Stanley Dean Witter, 6.75%, 4/15/11                            109,000           115,329
Prudential Financial, Inc., 5.10%, 9/20/14                            165,000           161,593
Sprint Capital Corp., 8.38%, 3/15/12                                   86,000            96,719
U.S. Bank NA, 6.38%, 8/1/11                                            55,000            57,769
Wells Fargo & Co., 4.63%, 8/9/10                                       97,000            95,556
                                                                                ---------------
                                                                                      1,801,888
                                                                                ---------------
HEALTH CARE (0.2%)
Wyeth, 5.50%, 2/1/14                                                   54,000            54,323
                                                                                ---------------
INDUSTRIALS (0.9%)
Boeing Co., 6.13%, 2/15/33                                             43,000            46,962
General Electric Co., 5.00%, 2/1/13                                   164,000           162,555
Tyco International Group SA, 6.38%, 10/15/11                           82,000            86,082
                                                                                ---------------
                                                                                        295,599
                                                                                ---------------
OIL & GAS (0.9%)
ChevronTexaco Capital Co., 3.50%, 9/17/07                             119,000           117,262
Conoco, Inc., 6.95%, 4/15/29                                           55,000            63,490
Kinder Morgan Energy Partners, 7.75%, 3/15/32                          82,000            93,972
                                                                                ---------------
                                                                                        274,724
                                                                                ---------------
TECHNOLOGY (0.6%)
IBM Corp., 8.38%, 11/1/19                                              44,000            55,447
Motorola, Inc., 7.63%, 11/15/10                                        33,000            35,805
SBC Communications Corp., 6.15%, 9/15/34                              109,000           108,990
                                                                                ---------------
                                                                                        200,242
                                                                                ---------------
UTILITIES (1.3%)
Carolina Power and Light, 5.13%, 9/15/13                               53,000            52,385
Consolidated Edison Co. of New York, 4.70%, 6/15/09                   171,000           169,080
Duke Energy Corp., 6.25%, 1/15/12                                      44,000            45,939
Exelon Corp., 4.90%, 6/15/15                                           82,000            77,534
Southern Power Co., 4.88%, 7/15/15                                     82,000            77,791
                                                                                ---------------
                                                                                        422,729
                                                                                ---------------
TOTAL CORPORATE BONDS (COST $4,110,679)                                               4,138,559
                                                                                ---------------
U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES (13.0%)
FANNIE MAE (7.5%)

6.00%, 6/1/17, Pool #555004                                            95,995            97,557
5.50%, 8/1/17, Pool #826283                                            52,710            52,911
6.00%, 1/1/18, Pool #677483                                            68,667            69,741
5.50%, 2/1/18, Pool #703712                                           137,402           137,553
5.00%, 5/1/18, Pool #703444                                            65,147            64,160
4.50%, 1/1/19, Pool #735057                                            84,543            81,967
5.00%, 8/1/19, Pool #793396                                            54,684            53,856
5.00%, 12/1/19, Pool #745369                                           55,099            54,389
5.00%, 3/1/20, Pool #819410                                            56,097            55,258
5.50%, 3/1/20, Pool #735611                                            54,230            54,410
5.00%, 6/1/20, Pool #839333                                            97,048            95,578
4.50%, 9/1/20, Pool #839289                                            86,861            84,045
5.50%, 7/1/25, Pool #255809                                           211,397           210,538
6.00%, 10/1/32, Pool #667994                                          198,090           199,882
5.50%, 3/1/33, Pool #735405                                            69,743            69,820
5.50%, 6/1/33, Pool #702459                                           171,188           169,198
6.00%, 9/1/33, Pool #736937                                            78,228            78,712
5.50%, 1/1/34, Pool #756233                                           120,209           118,812
7.00%, 4/1/34, Pool #780703                                           168,767           173,879
5.00%, 5/1/34, Pool #768230                                           136,557           131,838
6.00%, 8/1/34, Pool #725690                                            73,316            73,770
6.50%, 9/1/34, Pool #783390                                            90,764            92,518
6.00%, 4/1/35, Pool #735503                                            78,009            78,668
6.50%, 4/1/36, Pool #851187                                            49,738            50,699
                                                                                ---------------
                                                                                      2,349,759
                                                                                ---------------
FREDDIE MAC (4.7%)
4.00%, 6/1/18, Pool #E01401                                           139,692           132,581
5.00%, 10/1/18, Pool #B10252                                           28,397            28,018
4.50%, 11/1/18, Pool #E01489                                          140,719           136,253
4.50%, 12/1/18, Pool #G11657                                          113,891           110,282
4.50%, 7/1/19, Pool #B15661                                            32,079            31,021
5.00%, 8/1/33, Pool #A12886                                           117,939           114,245
5.50%, 8/1/33, Pool #A11851                                           183,643           182,130
6.50%, 12/1/33, Pool #A16523                                           58,505            59,811
5.00%, 4/1/34, Pool #A20534                                           114,880           111,205
6.00%, 7/1/34, Pool #A24370                                           134,510           135,604
5.50%, 10/1/34, Pool #A27526                                          148,952           147,641
5.00%, 12/1/34, Pool #A29017                                          111,982           108,400
5.50%, 11/1/35, Pool #A47728                                          170,475           168,702
                                                                                ---------------
                                                                                      1,465,893
                                                                                ---------------
GINNIE MAE (0.8%)
5.50%, 4/15/33, Pool #603566                                           66,868            66,670
5.50%, 4/15/34, Pool #626116                                           52,299            52,115
6.00%, 9/20/34, Pool #3611                                             76,404            77,291
5.50%, 9/15/35, Pool #644611                                           59,666            59,432
                                                                                ---------------
                                                                                        255,508
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES
   (COST $4,049,300)                                                                  4,071,160
                                                                                ---------------
U.S. GOVERNMENT AGENCY SECURITIES (4.7%)
FANNIE MAE (1.5%)
4.63%, 1/15/08, MTN                                                   140,000           139,272
4.50%, 10/15/08, MTN                                                  170,000           168,797
6.63%, 9/15/09, MTN                                                   165,000           172,674
                                                                                ---------------
                                                                                        480,743
                                                                                ---------------
FEDERAL HOME LOAN BANK (1.1%)
4.63%, 2/8/08, Series 627                                             190,000           189,041
4.63%, 11/21/08, Series 598                                           170,000           169,144
                                                                                ---------------
                                                                                        358,185
                                                                                ---------------
FREDDIE MAC (2.1%)
4.63%, 2/21/08, MTN                                                   103,000           102,480

4.63%, 12/19/08, MTN                                                  120,000           119,365
4.75%, 1/18/11, MTN                                                   120,000           119,439
4.75%, 1/19/16, MTN                                                   190,000           187,034
6.25%, 7/15/32, MTN                                                   105,000           121,796
                                                                                ---------------
                                                                                        650,114
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
   (COST $1,485,334)                                                                  1,489,042
                                                                                ---------------
U.S. TREASURY OBLIGATIONS (9.5%)
U.S. TREASURY BILLS (1.2%)
5.07%, 11/16/06                                                        40,000            39,918
5.07%, 1/11/07                                                        343,000           339,665
                                                                                ---------------
                                                                                        379,583
                                                                                ---------------
U.S. TREASURY BONDS (1.6%)
6.00%, 2/15/26                                                         80,000            91,812
5.25%, 11/15/28                                                       328,000           348,475
5.38%, 2/15/31                                                         60,000            65,142
                                                                                ---------------
                                                                                        505,429
                                                                                ---------------
U.S. TREASURY NOTES (6.7%)
3.13%, 5/15/07                                                        308,000           304,848
5.63%, 5/15/08                                                        385,000           389,933
4.00%, 6/15/09                                                        376,000           370,257
4.00%, 4/15/10                                                        271,000           265,972
5.00%, 2/15/11                                                        300,000           305,426
4.88%, 2/15/12                                                        220,000           223,291
4.25%, 8/15/15                                                        250,000           243,711
                                                                                ---------------
                                                                                      2,103,438
                                                                                ---------------
TOTAL U.S. TREASURY OBLIGATIONS
   (COST $2,971,804)                                                                  2,988,450
                                                                                ---------------
INVESTMENT COMPANIES (2.5%)
American Beacon Money Market Select Fund                              795,873           795,873
                                                                                ---------------
TOTAL INVESTMENT COMPANIES
   (COST $795,873)                                                                      795,873
                                                                                ---------------
TOTAL INVESTMENTS (COST $30,473,782) (b) - 99.7%                                     31,322,177
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                                            100,861
                                                                                ---------------
NET ASSETS - 100.0%                                                             $    31,423,038
                                                                                ===============

----------
(a)  Represents non-income producing security.

(b) See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

SEE NOTES TO FINANCIAL STATEMENTS.

AMERICAN INDEPENDENCE FUNDS
NESTEGG DOW JONES U.S. 2030 FUND

Schedule of Portfolio Investments
October 31, 2006


                                                                    SHARES
                                                                      OR
                                                                  PRINCIPAL
                                                                    AMOUNT           VALUE
                                                                -------------   ---------------
COMMON STOCKS (80.3%)
BASIC MATERIALS (3.4%)
A. Schulman, Inc. (a)                                                     241   $         5,835
Air Products & Chemicals, Inc. (a)                                         87             6,061
Airgas, Inc. (a)                                                          411            15,540
Albemarle Corp.                                                           234            15,217
Alcoa, Inc. (a)                                                           380            10,986
Aleris International, Inc.                                                217            11,178
Allegheny Technologies, Inc. (a)                                          240            18,895
Arch Coal, Inc.                                                           322            11,151
Ashland, Inc.                                                             177            10,461
Bowater, Inc. (a)                                                         465             9,723
Cabot Corp.                                                               127             5,023
Cambrex Corp. (a)                                                         223             5,218
Caraustar Industries, Inc. (a)                                            242             2,621
Carpenter Technology Corp. (a)                                            143            15,300
Celanese Corp. Series A                                                   318             6,554
Chaparral Steel Co.                                                       260            10,813
Chemtura Corp.                                                            609             5,225
Cleveland-Cliffs, Inc. (a)                                                242            10,234
Coeur d'Alene Mines Corp. (a)                                           1,809             8,864
Consol Energy, Inc.                                                       432            15,288
Cytec Industries, Inc. (a)                                                295            16,340
Dow Chemical Co. (a)                                                      420            17,132
E.I. DuPont de Nemours & Co. (a)                                          385            17,633
Eastman Chemical Co. (a)                                                  199            12,123
Ecolab, Inc. (a)                                                          435            19,727
Ferro Corp. (a)                                                           308             6,074
FMC Corp. (a)                                                             222            15,218
Freeport-McMoRan Copper & Gold, Inc. Class B (a)                           92             5,564
H.B. Fuller Co. (a)                                                       416            10,313
Hercules, Inc. (a)                                                        856            15,579
Huntsman Corp. (a)                                                        265             4,577
International Coal Group, Inc.                                          1,143             5,932
International Flavors & Fragrances, Inc. (a)                              210             8,921
International Paper Co. (a)                                               214             7,137
Jacuzzi Brands, Inc.                                                      545             6,753
Lubrizol Corp. (a)                                                        504            22,679
Lyondell Chemical Co. (a)                                                 545            13,990
Massey Energy Co.                                                         257             6,489
Meridian Gold, Inc. (a)                                                   278             7,036
Minerals Technologies, Inc.                                               149             8,219
Monsanto Co.                                                              332            14,681
Mosaic Co.                                                                333             6,234
Neenah Paper, Inc.                                                        102             3,757
Newmont Mining Corp. (a)                                                  257            11,634
Nucor Corp. (a)                                                           132             7,710
Olin Corp. (a)                                                            506             8,754
OM Group, Inc. (a)                                                        216            12,312
Orbotech Ltd.                                                             209             5,047
Oregon Steel Mills, Inc. (a)                                              231            12,566

Peabody Energy Corp.                                                      175             7,345
Phelps Dodge Corp. (a)                                                     85             8,532
PPG Industries, Inc. (a)                                                   69             4,720
Praxair, Inc. (a)                                                         203            12,231
Rohm & Haas Co. (a)                                                       349            18,085
RPM International, Inc. (a)                                               841            16,105
RTI International Metals, Inc. (a)                                        171            10,486
Ryerson, Inc.                                                             165             3,977
Sensient Technologies Corp.                                               415             9,566
Sigma-Aldrich Corp. (a)                                                   135            10,140
Southern Copper Corp.                                                      15               771
Steel Dynamics, Inc.                                                      106             6,372
Stillwater Mining Co.                                                     448             4,816
Tredegar Corp. (a)                                                        230             4,011
Tronox, Inc. Class B                                                      191             2,498
United States Steel Corp.                                                 326            22,037
USEC, Inc.                                                                610             6,808
Valspar Corp. (a)                                                         697            18,673
Wausau Paper Corp.                                                        400             5,424
Weyerhaeuser Co. (a)                                                      129             8,203
Worthington Industries, Inc. (a)                                          515             8,899
                                                                                ---------------
                                                                                        700,017
                                                                                ---------------
CONSUMER GOODS (6.7%)
Altria Group, Inc.                                                        910            74,009
American Axle & Manufacturing Holdings, Inc.                              318             5,963
Anheuser-Busch Cos., Inc. (a)                                             311            14,748
ArvinMeritor, Inc.                                                        503             7,555
Beazer Homes USA, Inc. (a)                                                281            12,179
Black & Decker Corp. (a)                                                  193            16,189
BLYTH, Inc.                                                               250             5,980
BorgWarner, Inc.                                                          167             9,603
Briggs & Stratton Corp. (a)                                               151             3,849
Brown-Forman Corp. Class B (a)                                            108             7,797
Brunswick Corp. (a)                                                       236             7,434
Bunge Ltd.                                                                316            20,259
Callaway Golf Co. (a)                                                     471             6,326
Campbell Soup Co. (a)                                                     103             3,850
Carter's, Inc.                                                            141             3,980
Centex Corp. (a)                                                          312            16,318
Champion Enterprises, Inc.                                                526             4,871
Chiquita Brands International, Inc.                                       351             4,809
Church & Dwight Co. (a)                                                   404            16,390
Clorox Co. (a)                                                             93             6,004
Coach, Inc.                                                               237             9,395
Coca-Cola Co. (a)                                                         914            42,701
Colgate-Palmolive Co. (a)                                                 321            20,533
ConAgra Foods, Inc. (a)                                                   193             5,047
Constellation Brands, Inc. Class A                                        510            14,020
Cooper Tire & Rubber Co. (a)                                              439             4,710
Corn Products International, Inc.                                         560            20,266
D.R. Horton, Inc. (a)                                                     137             3,210
Del Monte Foods Co.                                                       504             5,438
Eastman Kodak Co. (a)                                                     698            17,031
Electronic Arts, Inc.                                                     188             9,943
Energizer Holdings, Inc.                                                  128            10,003
Flowers Foods, Inc.                                                       315             8,559
Ford Motor Co.                                                            934             7,734
Fossil, Inc.                                                              399             8,714
Furniture Brands International, Inc. (a)                                  367             6,826
Garmin Ltd.                                                               272            14,528
General Mills, Inc. (a)                                                   152             8,637

General Motors Corp. (a)                                                  178             6,216
Gentex Corp.                                                              368             5,855
Genuine Parts Co. (a)                                                     426            19,392
Goodyear Tire & Rubber Co. (a)                                          1,150            17,630
H.J. Heinz Co. (a)                                                        130             5,481
Hain Celestial Group, Inc.                                                279             7,876
Hanesbrands, Inc.                                                         272             6,419
Hansen Natural Corp. (a)                                                  478            15,177
Harley-Davidson, Inc. (a)                                                 170            11,667
Harman International Industries, Inc. (a)                                 144            14,738
Hasbro, Inc. (a)                                                          391            10,135
Herman Miller, Inc. (a)                                                   180             6,170
Hershey Co. (a)                                                           101             5,344
HNI Corp.                                                                  95             4,272
Hormel Foods Corp. (a)                                                    188             6,789
Hovnanian Enterprises, Inc. Class A                                       101             3,116
J.M. Smucker Co.                                                          144             7,056
JAKKS Pacific, Inc.                                                       230             4,989
Jarden Corp.                                                              351            12,629
Johnson Controls, Inc. (a)                                                101             8,236
Jones Apparel Group, Inc.                                                 297             9,920
KB Home                                                                   187             8,404
Kellwood Co. (a)                                                          169             5,171
Kenneth Cole Productions, Inc. Class A (a)                                101             2,568
Kimberly-Clark Corp. (a)                                                  200            13,304
Kraft Foods, Inc. Class A                                                  83             2,855
La-Z-Boy, Inc. (a)                                                        374             4,582
Lancaster Colony Corp. (a)                                                181             7,340
Lear Corp. (a)                                                            449            13,564
Leggett & Platt, Inc. (a)                                                 465            10,858
Lennar Corp. Class A                                                      299            14,197
Liz Claiborne, Inc. (a)                                                   265            11,175
M.D.C. Holdings, Inc. (a)                                                 102             5,086
Martek Biosciences Corp.                                                  239             5,669
Mattel, Inc. (a)                                                          984            22,267
McCormick & Co., Inc. (a)                                                 278            10,397
Meritage Homes Corp.                                                      182             8,332
Modine Manufacturing Co.                                                  224             5,333
Molson Coors Brewing Co. Class B                                          176            12,528
Monaco Coach Corp.                                                        229             2,734
Nautilus, Inc.                                                            274             3,872
Newell Rubbermaid, Inc. (a)                                               670            19,283
Nike, Inc. Class B (a)                                                    113            10,382
Nu Skin Enterprises, Inc. Class A (a)                                     386             7,380
NutriSystem, Inc.                                                         196            12,089
NVR, Inc.                                                                  14             7,861
Oakley, Inc. (a)                                                          218             4,050
PepsiAmericas, Inc.                                                       133             2,720
PepsiCo, Inc. (a)                                                       1,053            66,801
Phillips-Van Heusen Corp. (a)                                             315            14,414
Polo Ralph Lauren Corp.                                                   143            10,153
Pool Corp.                                                                296            12,130
Procter & Gamble Co. (a)                                                1,984           125,765
Pulte Homes, Inc. (a)                                                     107             3,316
Quiksilver, Inc.                                                        1,016            14,173
Ralcorp Holdings, Inc. (a)                                                159             7,863
Reynolds American, Inc.                                                    63             3,979
Ryland Group, Inc. (a)                                                    128             5,879
Sara Lee Corp. (a)                                                        419             7,165
Smithfield Foods, Inc.                                                    316             8,494
Spectrum Brands, Inc.                                                     324             3,149
Standard Pacific Corp. (a)                                                162             3,925

Stanley Works (a)                                                         204             9,721
Steelcase, Inc. Class A                                                   416             6,893
Stride Rite Corp. (a)                                                     290             4,278
Superior Industries International, Inc. (a)                               181             3,059
Thor Industries, Inc. (a)                                                 108             4,733
THQ, Inc.                                                                 501            15,065
Tim Hortons, Inc.                                                         399            11,531
Timberland Co. (a)                                                        313             9,030
Toll Brothers, Inc. (a)                                                   344             9,945
TreeHouse Foods, Inc.                                                     260             6,594
Tupperware Brands Corp. (a)                                               378             8,025
Tyson Foods, Inc. Class A (a)                                             575             8,309
Universal Corp. (a)                                                       184             6,775
UST, Inc. (a)                                                             402            21,530
VF Corp. (a)                                                              217            16,494
Visteon Corp.                                                           1,021             7,535
WCI Communities, Inc.                                                     340             5,481
WD-40 Co.                                                                 133             4,521
Weight Watchers International, Inc.                                       106             4,622
Whirlpool Corp. (a)                                                         1                73
Winnebago Industries, Inc. (a)                                            188             6,259
WM. Wrigley Jr. Co. (a)                                                   135             7,013
Wolverine World Wide, Inc. (a)                                            416            11,798
                                                                                ---------------
                                                                                      1,365,006
                                                                                ---------------
CONSUMER SERVICES (10.5%)
99 Cents Only Stores                                                      408             4,892
Abercrombie & Fitch Co.                                                   205            15,713
Adesa, Inc.                                                               213             5,355
Advance Auto Parts, Inc.                                                  257             9,000
ADVO, Inc.                                                                234             6,870
Aeropostale, Inc.                                                         312             9,145
AirTran Holdings, Inc. (a)                                                620             6,181
Amazon.com, Inc. (a)                                                      233             8,875
American Greetings Corp. Class A (a)                                      390             9,325
AmerisourceBergen Corp.                                                   517            24,402
Ann Taylor Stores Corp.                                                   155             6,823
Apollo Group, Inc. Class A                                                102             3,770
Applebee's International, Inc. (a)                                        621            14,171
aQuantive, Inc.                                                           436            11,850
ARAMARK Corp. Class B                                                     290             9,695
Arbitron, Inc.                                                            175             7,350
AutoNation, Inc.                                                          475             9,524
AutoZone, Inc. (a)                                                        131            14,672
Avid Technology, Inc.                                                     232             8,380
Avis Budget Group, Inc.                                                    54             1,069
Aztar Corp. (a)                                                           253            13,553
Bally Technologies, Inc.                                                  336             6,670
Barnes & Noble, Inc.                                                      313            12,930
Bed Bath & Beyond, Inc.                                                   175             7,051
Belo Corp. Series A (a)                                                   264             4,625
Best Buy Co., Inc.                                                        246            13,592
Big Lots, Inc.                                                            835            17,602
BJ's Wholesale Club, Inc.                                                 165             4,727
Blockbuster, Inc. Class A                                                 893             3,501
Bob Evans Farms, Inc. (a)                                                 256             8,681
Borders Group, Inc.                                                       529            10,892
Boyd Gaming Corp. (a)                                                     170             6,710
Cablevision Systems Corp.                                                 564            15,674
Cardinal Health, Inc. (a)                                                 266            17,410
Career Education Corp.                                                    230             5,124
CarMax, Inc.                                                              244            10,809
Casey's General Stores, Inc.                                              340             8,252

Catalina Marketing Corp.                                                  255             6,464
Cato Corp. Class A (a)                                                    216             4,944
CBRL Group, Inc.                                                          183             8,036
CBS Corp. Class B                                                         331             9,579
CEC Entertainment, Inc.                                                   200             6,894
Charming Shoppes, Inc. (a)                                                925            13,690
Cheesecake Factory, Inc.                                                  435            12,289
Chemed Corp.                                                              141             5,004
Chico's Fas, Inc.                                                         419            10,027
Children's Place Retail Stores, Inc.                                      136             9,546
Circuit City Stores, Inc. (a)                                             444            11,979
Clear Channel Communications, Inc. (a)                                    230             8,016
CNET Networks, Inc.                                                       770             6,884
Coldwater Creek, Inc.                                                     164             5,000
Comcast Corp. Class A                                                     781            31,762
Comcast Corp. Special Class A                                             310            12,549
Continental Airlines, Inc. Class B                                        671            24,746
Corinthian Colleges, Inc.                                                 720             8,820
Cost Plus, Inc.                                                           137             1,637
Costco Wholesale Corp. (a)                                                293            15,640
Cox Radio, Inc.                                                           284             4,783
CTC Media, Inc.                                                           104             2,524
Cumulus Media, Inc.                                                       303             3,248
CVS Corp. (a)                                                             502            15,753
Dick's Sporting Goods, Inc.                                               206            10,251
Dillard's, Inc. (a)                                                       502            15,145
Discovery Holding Co. Class A                                             653             9,691
Dollar General Corp. (a)                                                  793            11,126
Dollar Tree Stores, Inc.                                                  265             8,239
Dress Barn, Inc.                                                          332             7,211
Dun & Bradstreet Corp.                                                    162            12,513
E.W. Scripps Co. Class A                                                  191             9,447
eBay, Inc.                                                                684            21,977
EchoStar Communications Corp. (a)                                         510            18,115
Emmis Communications Corp. Class A                                        271             3,344
Entercom Communications Corp. Class A                                     224             6,198
Expedia, Inc.                                                             765            12,431
FactSet Research Systems, Inc. (a)                                        104             5,294
Family Dollar Stores, Inc. (a)                                            360            10,602
Federated Department Stores, Inc.                                         241            10,582
Foot Locker, Inc.                                                         395             9,160
Fred's, Inc.                                                              251             3,283
GameStop Corp. Class A                                                    113             5,770
GameStop Corp. Class B                                                     45             2,239
Gannett Co., Inc. (a)                                                     103             6,091
Gaylord Entertainment Co.                                                 221            10,285
Gemstar-TV Guide International, Inc.                                    2,082             7,245
Getty Images, Inc.                                                        115             4,981
Guitar Center, Inc.                                                       146             6,332
H&R Block, Inc. (a)                                                       727            15,892
Home Depot, Inc. (a)                                                    1,290            48,155
Hot Topic, Inc.                                                           370             3,741
Hudson Highland Group, Inc.                                               170             1,987
IHOP Corp.                                                                 93             4,852
International Game Technology (a)                                         212             9,012
International Speedway Corp. Class A (a)                                  195            10,122
Interpublic Group of Cos. (a)                                           1,027            11,205
ITT Educational Services, Inc. (a)                                        256            17,651
J.C. Penney Co., Inc. (a)                                                 128             9,629
Jack in the Box, Inc.                                                     204            11,446
JetBlue Airways Corp.                                                     478             6,004
John Wiley & Sons, Inc. Class A (a)                                       233             8,225

Kohl's Corp. (a)                                                          191            13,485
Krispy Kreme Doughnuts, Inc.                                              482             5,182
Kroger Co. (a)                                                            292             6,567
Lamar Advertising Co. Class A                                             199            11,478
Las Vegas Sands Corp.                                                      62             4,724
Laureate Education, Inc.                                                  297            15,658
Lee Enterprises, Inc.                                                     323             9,215
Liberty Global, Inc. Series C                                             513            13,046
Liberty Media Holding Corp. Capital Series A                               83             7,392
Liberty Media Holding Corp. Interactive Serie                             415             9,159
Limited Brands, Inc. (a)                                                  168             4,951
Live Nation, Inc.                                                         347             7,377
Lone Star Steakhouse & Saloon, Inc. (a)                                   143             3,904
Longs Drug Stores Corp. (a)                                               181             7,790
Lowe's Cos. (a)                                                         1,008            30,380
Marriott International, Inc. Class A (a)                                  234             9,774
Matthews International Corp. Class A                                      194             7,453
McDonald's Corp. (a)                                                      555            23,266
McGraw-Hill Cos. (a)                                                      232            14,887
McKesson Corp. (a)                                                        173             8,666
Men's Wearhouse, Inc.                                                     273            10,879
Meredith Corp. (a)                                                        225            11,813
MGM MIRAGE (a)                                                             88             3,786
Michaels Stores, Inc.                                                     318            13,989
Multimedia Games, Inc.                                                    225             2,113
Navteq Corp.                                                              210             6,972
Netflix, Inc.                                                             376            10,400
New York Times Co. Class A (a)                                            355             8,580
News Corp. Class A                                                      1,162            24,228
News Corp. Class B                                                        325             7,066
Nordstrom, Inc. (a)                                                       545            25,806
O'Reilly Automotive, Inc.                                                 261             8,428
Office Depot, Inc.                                                        683            28,678
OfficeMax, Inc.                                                           186             8,850
Omnicare, Inc. (a)                                                        302            11,440
P.F. Chang's China Bistro, Inc.                                           196             8,197
Panera Bread Co. Class A                                                  165            10,197
Pantry, Inc.                                                              157             8,569
Papa John's International, Inc.                                           159             5,835
Payless Shoesource, Inc.                                                  492            13,161
Penn National Gaming, Inc.                                                201             7,351
Pep Boys-Manny Moe & Jack (a)                                             361             5,119
PETsMART, Inc.                                                            338             9,728
Pier 1 Imports, Inc. (a)                                                  753             4,925
R.H. Donnelley Corp.                                                      119             7,166
Radio One, Inc. Class D                                                   607             4,122
RadioShack Corp.                                                          340             6,066
Reader's Digest Association, Inc.                                         283             4,070
Regis Corp.                                                               247             9,275
Rent-A-Center, Inc.                                                       495            14,236
Rite Aid Corp. (a)                                                      1,339             6,267
Royal Caribbean Cruises Ltd.                                              322            13,041
Ryan's Restaurant Group, Inc.                                             352             5,706
Sabre Holdings Corp. (a)                                                  320             8,134
Safeway, Inc. (a)                                                         188             5,520
Saks, Inc.                                                                912            17,638
Scholastic Corp. (a)                                                      280             8,798
Scientific Games Corp.                                                    145             4,064
Sears Holdings Corp.                                                       61            10,643
Service Corp. International (a)                                         2,246            20,484

ServiceMaster Co.                                                         711             8,056
Sinclair Broadcast Group, Inc. Class A                                    396             3,572
Sirius Satellite Radio, Inc.                                            2,812            10,770
Six Flags, Inc.                                                           703             4,007
Sonic Corp.                                                               496            11,284
Southwest Airlines Co. (a)                                                566             8,507
Staples, Inc.                                                             454            11,709
Starbucks Corp.                                                           477            18,007
Starwood Hotels & Resorts Worldwide, Inc.                                 136             8,125
Station Casinos, Inc. (a)                                                 113             6,814
Stein Mart, Inc. (a)                                                      227             3,716
Stewart Enterprises, Inc. Class A (a)                                     799             4,938
Strayer Education, Inc. (a)                                                82             9,276
Sun-Times Media Group, Inc. Class A                                       427             2,477
Supervalu, Inc. (a)                                                       542            18,103
Sysco Corp. (a)                                                           385            13,467
Talbots, Inc. (a)                                                         187             5,243
Target Corp.                                                              506            29,944
Time Warner, Inc.                                                       1,720            34,416
Tractor Supply Co.                                                        196             9,490
Triarc Cos., Inc. Class B                                                 283             4,752
Tribune Co. (a)                                                            81             2,700
Tuesday Morning Corp. (a)                                                 250             4,125
United Natural Foods, Inc.                                                268             9,353
Univision Communications, Inc. Class A                                    599            21,001
Urban Outfitters, Inc.                                                    276             4,830
Valassis Communications, Inc.                                             398             5,974
ValueClick, Inc.                                                          710            13,348
ValueVision Media, Inc. Class A                                           258             3,331
VCA Antech, Inc.                                                          511            16,541
Viacom, Inc. Class B                                                      382            14,867
Wal-Mart Stores, Inc. (a)                                               1,613            79,488
Walgreen Co. (a)                                                          624            27,256
Warner Music Group Corp.                                                  134             3,475
Washington Post Co. Class B (a)                                            14            10,543
Wendy's International, Inc. (a)                                           295            10,207
Westwood One, Inc.                                                        573             4,532
Whole Foods Market, Inc.                                                  352            22,472
Williams-Sonoma, Inc.                                                     219             7,448
WM Wrigley Jr. Co.                                                         33             1,709
WMS Industries, Inc. (a)                                                  195             6,889
Wynn Resorts Ltd.                                                         189            13,899
XM Satellite Radio Holdings, Inc. Class A                                 675             7,871
Yum! Brands, Inc.                                                         175            10,406
Zale Corp.                                                                341             9,834
                                                                                ---------------
                                                                                      2,134,618
                                                                                ---------------
FINANCIALS (17.5%)
A.G. Edwards, Inc. (a)                                                    187            10,668
ACE Ltd.                                                                  168             9,618
Affiliated Managers Group, Inc.                                            67             6,709
AFLAC, Inc. (a)                                                           312            14,015
Alexandria Real Estate Equities, Inc.                                     169            16,849
Alleghany Corp.                                                            14             4,281
Allstate Corp. (a)                                                        292            17,917
AMBAC Financial Group, Inc. (a)                                           276            23,043
Amcore Financial, Inc.                                                    192             6,012
American Express Co. (a)                                                  698            40,351
American Financial Group, Inc.                                            103             4,930
American Financial Realty Trust REIT                                    1,072            12,510
American Home Mortgage Investment Corp. REIT                              327            11,174

American International Group, Inc. (a)                                  1,007            67,640
American National Insurance Co.                                            46             5,336
AmeriCredit Corp.                                                         340             8,694
Ameriprise Financial, Inc.                                                108             5,562
AmerUs Group Co. Class A                                                  230            15,750
AmSouth Bancorp (a)                                                       846            25,566
Anchor Bancorp Wisconsin, Inc.                                            171             4,966
Annaly Capital Management, Inc.                                         1,506            19,759
AON Corp. (a)                                                              78             2,714
Arch Capital Group Ltd.                                                   115             7,393
Archstone-Smith Trust                                                     557            33,537
Arthur J. Gallagher & Co. (a)                                             244             6,795
Associated Banc-Corp.                                                     311            10,213
Assurant, Inc.                                                            284            14,955
Assured Guaranty Ltd.                                                     141             3,549
Astoria Financial Corp.                                                   247             7,165
Avalonbay Communities, Inc.                                               171            22,411
Axis Capital Holdings Ltd.                                                375            12,319
BancorpSouth, Inc. (a)                                                    522            13,337
Bank of America Corp. (a)                                               2,005           108,010
Bank of Hawaii Corp.                                                      299            15,599
Bank of New York Co. (a)                                                  331            11,376
BB&T Corp. (a)                                                            218             9,487
Bear Stearns Cos. (a)                                                      57             8,627
BlackRock, Inc.                                                            40             6,034
Boston Properties, Inc.                                                   274            29,271
Brandywine Realty Trust                                                   633            21,117
BRE Properties, Inc.                                                      318            21,083
Brown & Brown, Inc.                                                       263             7,695
Camden Property Trust                                                     156            12,592
Capital One Financial Corp. (a)                                           134            10,630
CapitalSource, Inc.                                                       354             9,820
Cathay General Bancorp                                                    241             8,302
CB Richard Ellis Group, Inc. Class A                                      494            14,835
CBL & Associates Properties, Inc.                                         402            17,579
Charles Schwab Corp. (a)                                                  648            11,807
Chicago Mercantile Exchange Holdings, Inc. Class A                         21            10,521
Chittenden Corp.                                                          334             9,850
Chubb Corp. (a)                                                           181             9,620
Cincinnati Financial Corp. (a)                                            375            17,119
CIT Group, Inc.                                                           513            26,702
Citigroup, Inc. (a)                                                     2,193           110,002
Citizens Banking Corp.                                                    314             8,155
Colonial Bancgroup, Inc. (a)                                              375             8,940
Colonial Properties Trust                                                 325            16,377
Comerica, Inc. (a)                                                         81             4,713
Commerce Bancshares, Inc.                                                 166             8,219
Commerce Group, Inc.                                                      450            13,320
Compass Bancshares, Inc.                                                  341            19,185
Conseco, Inc.                                                             367             7,465
Corporate Office Properties Trust                                         293            14,002
Countrywide Financial Corp. (a)                                           265            10,102
Cousins Properties, Inc.                                                  292            10,445
Crescent Real Estate Equities Co.                                         281             6,126
Cullen/Frost Bankers, Inc. (a)                                            119             6,445
Delphi Financial Group, Inc. Class A (a)                                  270            10,578
Dime Community Bancshares                                                 282             3,934
Doral Financial Corp.                                                     882             4,057
Downey Financial Corp. (a)                                                173            11,916
Duke Realty Corp.                                                         348            13,941
E*TRADE Financial Corp.                                                 1,070            24,910

East West Bancorp, Inc.                                                   360            13,144
Eaton Vance Corp. (a)                                                     322             9,995
Endurance Specialty Holdings Ltd.                                         174             6,203
Equity Inns, Inc.                                                         394             6,611
Equity Lifestyle Properties, Inc.                                         156             7,686
Equity Office Properties Trust                                            143             6,078
Equity Residential                                                        125             6,826
Erie Indemnity Co. Class A                                                150             7,598
Essex Property Trust, Inc.                                                144            19,192
Everest Re Group Ltd.                                                     172            17,059
F.N.B. Corp.                                                              491             8,313
Fannie Mae (a)                                                            422            25,008
Federal Realty Investment Trust                                           123             9,858
Federated Investors, Inc.                                                 233             7,990
Felcor Lodging Trust, Inc.                                                443             9,197
Fidelity National Financial, Inc. (a)                                     459            10,236
Fidelity National Title Group, Class A                                    481            10,585
Fifth Third Bancorp (a)                                                   205             8,169
First American Corp. (a)                                                  203             8,288
First Bancorp (Puerto Rico) (a)                                           540             5,346
First Horizon National Corp.                                              301            11,835
First Marblehead Corp. (a)                                                 86             5,801
First Midwest Bancorp (a)                                                 337            12,816
First Niagara Financial Group, Inc.                                       856            12,258
FirstMerit Corp. (a)                                                      567            13,166
Forest City Enterprises, Inc. Class A                                     140             7,686
Franklin Resources, Inc. (a)                                              112            12,764
Freddie Mac (a)                                                           314            21,663
Fremont General Corp. (a)                                                 564             8,195
Friedman Billings Ramsey Group, Inc. Class A                              435             3,319
Fulton Financial Corp.                                                  1,299            20,797
Genworth Financial, Inc. Class A                                          327            10,935
Glenborough Realty Trust, Inc.                                            230             5,975
Goldman Sachs Group, Inc.                                                 162            30,746
Greater Bay Bancorp (a)                                                   372             9,579
Hancock Holding Co.                                                        75             3,848
Harbor Florida Bancshares, Inc.                                           115             5,222
Hartford Financial Services Group, Inc. (a)                               133            11,594
HCC Insurance Holdings, Inc. (a)                                          324            10,906
Health Care Property Investors, Inc.                                      562            17,647
Health Care REIT, Inc.                                                    472            19,484
Healthcare Realty Trust, Inc.                                             341            13,811
Highwoods Properties, Inc.                                                389            14,860
Hilb Rogal & Hobbs Co. (a)                                                216             8,623
Horace Mann Educators Corp.                                               308             6,203
Hospitality Properties Trust                                              162             7,851
HRPT Properties Trust                                                   1,521            18,100
Hudson City Bancorp, Inc.                                               1,279            17,561
Huntington Bancshares, Inc. (a)                                           596            14,548
IMPAC Mortgage Holdings, Inc.                                             505             4,782
IndyMac Bancorp, Inc.                                                     542            24,634
International Bancshares Corp.                                            146             4,479
Investment Technology Group, Inc. (a)                                     269            12,562
Investors Financial Services Corp. (a)                                    154             6,055
IPC Holdings Ltd.                                                         186             5,587
iStar Financial, Inc.                                                     271            12,555
Janus Capital Group, Inc.                                                 552            11,084
Jones Lang LaSalle, Inc.                                                   81             7,452
JPMorgan Chase & Co.                                                    1,530            72,583
KeyCorp (a)                                                               216             8,022
Kilroy Realty Corp.                                                       215            16,196
Kimco Realty Corp.                                                        581            25,797

KKR Financial Corp.                                                       235             6,305
Knight Capital Group, Inc. Class A                                        778            14,510
LaBranche & Co., Inc.                                                     534             4,737
LaSalle Hotel Properties                                                  241            10,182
Lazard Ltd.                                                               226             9,582
Legg Mason, Inc. (a)                                                       86             7,742
Lehman Brothers Holdings, Inc. (a)                                        247            19,226
Lexington Corporate Properties Trust                                      382             8,137
Liberty Property Trust                                                    215            10,363
Lincoln National Corp. (a)                                                210            13,295
Loews Corp. (a)                                                           203             7,901
M&T Bank Corp. (a)                                                         40             4,872
Macerich Co.                                                              161            12,936
Mack-Cali Realty Corp.                                                    445            23,541
MAF Bancorp, Inc. (a)                                                     260            11,203
Markel Corp.                                                               23             9,189
Marsh & McLennan Cos. (a)                                                 278             8,184
Marshall & Ilsley Corp. (a)                                               560            26,846
MasterCard, Inc. Class A                                                  157            11,634
MBIA, Inc. (a)                                                            330            20,467
Mellon Financial Corp. (a)                                                180             6,984
Mercantile Bankshares Corp. (a)                                           299            13,479
Mercury General Corp.                                                      77             3,986
Merrill Lynch & Co., Inc. (a)                                             403            35,230
MetLife, Inc.                                                             217            12,397
MGIC Investment Corp. (a)                                                 232            13,632
Mid-America Apartment Communities, Inc.                                   167            10,630
Montpelier Re Holdings Ltd.                                               300             5,325
Moody's Corp.                                                             156            10,343
Morgan Stanley (a)                                                        431            32,941
Nasdaq Stock Market, Inc. (a)                                             202             7,217
National City Corp. (a)                                                   249             9,275
National Financial Partners Corp.                                         201             7,919
Nationwide Financial Services, Inc. Class A (a)                           415            21,132
Nationwide Health Properties, Inc.                                        608            17,474
NetBank, Inc.                                                             386             2,050
New Century Financial Corp.                                               368            14,492
New Plan Excel Realty Trust, Inc.                                         264             7,603
New York Community Bancorp, Inc.                                          712            11,641
NewAlliance Bancshares, Inc.                                              858            13,282
North Fork Bancorp                                                        182             5,202
NovaStar Financial, Inc.                                                  279             8,906
Nuveen Investments, Inc.                                                  218            10,747
NYSE Group, Inc.                                                           37             2,738
Ohio Casualty Corp.                                                       461            12,645
Old National Bancorp                                                      501             9,509
Old Republic International Corp. (a)                                      522            11,761
Pacific Capital Bancorp                                                   313             9,628
Park National Corp.                                                        68             6,895
PartnerRe Ltd.                                                            133             9,299
Pennsylvania Real Estate Investment Trust                                 244            10,516
Philadelphia Consolidated Holding Co. (a)                                 383            14,983
Phoenix Cos., Inc.                                                        859            13,607
Platinum Underwriters Holdings Ltd.                                       391            11,675
Plum Creek Timber Co., Inc. REIT                                          448            16,101
PMI Group, Inc.                                                           228             9,724
PNC Financial Services Group, Inc. (a)                                    129             9,034
Popular, Inc.                                                             596            10,841
Potlatch Corp. REIT                                                       297            12,058
Principal Financial Group, Inc.                                           117             6,609
ProAssurance Corp.                                                        213            10,373
Progressive Corp. (a)                                                     428            10,345

Protective Life Corp. (a)                                                 157             6,947
Provident Bankshares Corp.                                                239             8,637
Provident Financial Services, Inc.                                        499             9,152
Prudential Financial, Inc.                                                221            17,002
Public Storage, Inc.                                                      349            31,309
Radian Group, Inc. (a)                                                    210            11,193
Rayonier, Inc. REIT (a)                                                   222             9,100
Realty Income Corp.                                                       607            16,025
Reckson Associates Realty Corp.                                           183             8,074
Redwood Trust, Inc. (a)                                                   178             9,785
Regency Centers Corp.                                                     164            11,834
Regions Financial Corp.                                                   199             7,552
Reinsurance Group of America, Inc.                                         85             4,794
RenaissanceRe Holdings Ltd.                                               173             9,411
Republic Bancorp, Inc. (a)                                                537             7,185
Safeco Corp. (a)                                                          301            17,515
Saxon Capital, Inc.                                                       417             5,901
SEI Investments Co. (a)                                                   172             9,680
Selective Insurance Group, Inc. (a)                                       156             8,619
Simon Property Group, Inc.                                                137            13,303
Sky Financial Group, Inc.                                                 275             6,889
SL Green Realty Corp.                                                     117            14,163
SLM Corp.                                                                 259            12,608
South Financial Group, Inc.                                               540            14,326
Sovereign Bancorp, Inc.                                                   840            20,034
St. Joe Co.                                                               166             8,927
St. Paul Travelers Cos., Inc. (a)                                         301            15,390
StanCorp Financial Group, Inc. (a)                                        318            14,529
Sterling Bancshares, Inc.                                                 329             6,024
Sunstone Hotel Investors, Inc. REIT                                       426            12,550
SunTrust Banks, Inc. (a)                                                  156            12,322
Susquehanna Bancshares, Inc.                                              337             8,422
SVB Financial Group                                                       199             9,158
SWS Group, Inc.                                                           148             4,113
Synovus Financial Corp. (a)                                               711            20,889
T. Rowe Price Group, Inc.                                                 653            30,893
Taubman Centers, Inc.                                                     330            15,477
TCF Financial Corp.                                                       313             8,147
TD Ameritrade Holding Corp.                                               107             1,762
TD Banknorth, Inc.                                                        230             6,803
Thornburg Mortgage, Inc.                                                  250             6,420
Torchmark Corp. (a)                                                       253            15,605
Trustco Bank Corp.                                                        536             5,923
Trustmark Corp.                                                           356            11,271
U.S. Bancorp                                                              807            27,309
UCBH Holdings, Inc.                                                       695            11,912
UnionBanCal Corp.                                                         136             7,831
United Bankshares, Inc.                                                   299            11,419
United Dominion Realty Trust, Inc.                                        334            10,812
Unitrin, Inc.                                                             113             4,851
UnumProvident Corp. (a)                                                   914            18,079
Valley National Bancorp                                                   295             7,688
Ventas, Inc.                                                              250             9,745
W Holding Co., Inc.                                                       960             5,462
Wachovia Corp.                                                          1,086            60,273
Waddell & Reed Financial, Inc.                                            248             6,324
Washington Federal, Inc.                                                  627            14,571
Washington Mutual, Inc. (a)                                               417            17,639
Webster Financial Corp.                                                   388            18,748
Weingarten Realty Investors                                               209             9,719
Wells Fargo & Co. (a)                                                   1,386            50,298
Westamerica Bancorp                                                       178             8,873

White Mountains Insurance Group Ltd.                                       19            10,787
Whitney Holding Corp. (a)                                                 481            15,709
Willis Group Holdings Ltd.                                                304            11,561
Wilmington Trust Corp. (a)                                                172             7,152
Wintrust Financial Corp.                                                  175             8,446
XL Capital Ltd. Class A                                                    76             5,362
                                                                                ---------------
                                                                                      3,536,522
                                                                                ---------------
HEALTH CARE (8.6%)
Abbott Laboratories (a)                                                   679            32,259
Abraxis BioScience, Inc.                                                   64             1,690
Advanced Medical Optics, Inc.                                             126             5,147
Aetna, Inc.                                                               355            14,633
Affymetrix, Inc. (a)                                                      154             3,927
Albany Molecular Research, Inc.                                           189             2,251
Alcon, Inc.                                                                48             5,092
Alexion Pharmaceuticals, Inc.                                             228             8,518
Alkermes, Inc. (a)                                                        699            11,743
Allergan, Inc. (a)                                                        102            11,781
American Medical Systems Holdings, Inc.                                   357             6,358
Amgen, Inc.                                                               736            55,870
Amylin Pharmaceuticals, Inc.                                              281            12,353
Applied Biosystems Group-Applera Corp.                                    492            18,352
Apria Healthcare Group, Inc. (a)                                          354             8,245
Arthrocare Corp.                                                          180             7,274
Barr Pharmaceuticals, Inc.                                                249            13,040
Bausch & Lomb, Inc. (a)                                                   124             6,639
Beckman Coulter, Inc. (a)                                                 145             8,348
Becton Dickinson & Co. (a)                                                146            10,224
Bio-Rad Laboratories, Inc. Class A                                        109             8,003
Biogen Idec, Inc.                                                         210             9,996
BioMarin Pharmaceutical, Inc.                                             591             9,474
Biomet, Inc. (a)                                                          139             5,260
Biosite, Inc.                                                             120             5,512
Boston Scientific Corp.                                                   890            14,160
Bristol-Myers Squibb Co. (a)                                              853            21,112
C.R. Bard, Inc. (a)                                                       246            20,162
Caremark Rx, Inc.                                                         279            13,735
Celera Genomics Group-Applera Corp.                                       560             8,691
Celgene Corp.                                                             306            16,353
Cephalon, Inc.                                                            133             9,334
Charles River Laboratories International, Inc.                            169             7,253
CIGNA Corp. (a)                                                            47             5,498
Community Health Systems, Inc.                                            205             6,652
Cooper Cos. (a)                                                           106             6,109
Covance, Inc.                                                             147             8,600
Coventry Health Care, Inc.                                                380            17,841
Cubist Pharmaceuticals, Inc.                                              396             8,819
CV Therapeutics, Inc.                                                     323             4,183
Cyberonics, Inc.                                                          151             2,723
Cytyc Corp.                                                               267             7,054
Dade Behring Holdings, Inc.                                               210             7,650
DaVita, Inc.                                                              235            13,073
Dentsply International, Inc. (a)                                          328            10,260
Edwards Lifesciences Corp.                                                333            14,296
Eli Lilly & Co. (a)                                                       418            23,412
Endo Pharmaceuticals Holdings, Inc.                                       332             9,475
Enzo Biochem, Inc.                                                        243             3,475
eResearch Technology, Inc.                                                266             2,187
Express Scripts, Inc.                                                      72             4,588
Fisher Scientific International, Inc.                                     288            24,659
Forest Laboratories, Inc.                                                 218            10,669

Gen-Probe, Inc.                                                           323            15,462
Genentech, Inc.                                                           296            24,657
Genzyme Corp.                                                             160            10,802
Gilead Sciences, Inc.                                                     284            19,568
Haemonetics Corp. (a)                                                     141             6,430
Health Management Associates, Inc. Class A                                562            11,071
Health Net, Inc.                                                          272            11,291
Healthways, Inc.                                                          191             8,089
Henry Schein, Inc. (a)                                                    203            10,087
Hologic, Inc.                                                             340            16,371
Hospira, Inc.                                                             390            14,177
Human Genome Sciences, Inc.                                               902            12,042
Humana, Inc. (a)                                                          406            24,360
ICOS Corp.                                                                165             5,234
IDEXX Laboratories, Inc. (a)                                              188            15,643
ImClone Systems, Inc. (a)                                                 160             5,006
Immucor, Inc. (a)                                                         376            10,351
Incyte Corp.                                                              637             3,032
InterMune, Inc.                                                           181             4,000
Intuitive Surgical, Inc.                                                  100             9,918
Invacare Corp. (a)                                                        255             5,567
Invitrogen Corp.                                                          124             7,193
Johnson & Johnson (a)                                                   1,858           125,228
Kinetic Concepts, Inc.                                                    124             4,310
King Pharmaceuticals, Inc.                                                589             9,854
Kyphon, Inc.                                                              281            11,100
Laboratory Corp. of America Holdings                                      312            21,369
Lincare Holdings, Inc.                                                    236             7,920
Magellan Health Services, Inc.                                            256            11,172
Manor Care, Inc. (a)                                                      173             8,302
Medarex, Inc.                                                             844            10,904
Medco Health Solutions, Inc.                                              191            10,219
Medicines Co.                                                             346             8,982
Medicis Pharmaceutical Corp.                                              304            10,652
Medimmune, Inc.                                                           584            18,711
Medtronic, Inc. (a)                                                       721            35,098
Mentor Corp.                                                              263            12,308
Merck & Co., Inc. (a)                                                     960            43,603
MGI Pharma, Inc.                                                          434             8,259
Millennium Pharmaceuticals, Inc.                                          747             8,740
Millipore Corp. (a)                                                       116             7,485
Molecular Devices Corp.                                                   117             2,356
Mylan Laboratories, Inc. (a)                                              531            10,886
Myriad Genetics, Inc.                                                     280             7,529
Nabi Biopharmaceuticals                                                   503             3,310
Nektar Therapeutics                                                       475             6,854
Neurocrine Biosciences, Inc.                                              204             2,356
Noven Pharmaceuticals, Inc.                                               164             3,642
Onyx Pharmaceuticals, Inc.                                                300             5,634
OSI Pharmaceuticals, Inc.                                                 157             6,010
Par Pharmaceutical Cos., Inc.                                             243             4,736
PAREXEL International Corp. (a)                                           188             5,565
Patterson Cos., Inc.                                                      322            10,578
PDL BioPharma, Inc.                                                       244             5,156
Pediatrix Medical Group, Inc. (a)                                         302            13,569
Perrigo Co.                                                               644            11,521
Pfizer, Inc. (a)                                                        3,213            85,625
Pharmaceutical Product Development, Inc.                                  243             7,691
PolyMedica Corp.                                                          140             5,817
PSS World Medical, Inc.                                                   470             9,456
Psychiatric Solutions, Inc.                                               367            12,184
Quest Diagnostics, Inc. (a)                                                70             3,482

Regeneron Pharmaceuticals, Inc.                                           359             7,198
ResMed, Inc.                                                              163             7,170
Respironics, Inc. (a)                                                     171             6,040
Savient Pharmaceuticals, Inc.                                             505             3,843
Sepracor, Inc.                                                            247            12,785
Sierra Health Services, Inc. (a)                                          290             9,930
St. Jude Medical, Inc. (a)                                                227             7,797
Stryker Corp. (a)                                                         173             9,046
Sunrise Senior Living, Inc.                                               278             8,676
Techne Corp.                                                              294            16,429
Telik, Inc.                                                               385             7,296
Tenet Healthcare Corp. (a)                                              1,140             8,048
United Surgical Partners International, Inc.                              242             6,006
United Therapeutics Corp.                                                 126             7,541
UnitedHealth Group, Inc.                                                  856            41,756
Universal Health Services, Inc. Class B                                   119             6,301
Varian Medical Systems, Inc. (a)                                          307            16,842
Varian, Inc.                                                              179             8,393
Ventana Medical Systems, Inc.                                             239             9,653
Vertex Pharmaceuticals, Inc.                                              266            10,800
Viasys Healthcare, Inc.                                                   223             6,389
Waters Corp.                                                              260            12,948
Watson Pharmaceuticals, Inc.                                              254             6,835
WellCare Health Plans, Inc.                                               213            12,514
WellPoint, Inc.                                                           394            30,070
Wyeth                                                                     587            29,955
Zimmer Holdings, Inc.                                                     153            11,018
                                                                                ---------------
                                                                                      1,753,815
                                                                                ---------------
INDUSTRIALS (11.3%)
AAR Corp. (a)                                                             253             6,588
Accenture Ltd. Class A                                                    346            11,387
Actuant Corp. Class A                                                     151             7,752
Acuity Brands, Inc. (a)                                                   271            13,425
Administaff, Inc. (a)                                                     174             5,994
Aeroflex, Inc. (a)                                                        540             5,832
Affiliated Computer Services, Inc. Class A (a)                            295            15,777
AGCO Corp.                                                                654            17,495
Agilent Technologies, Inc.                                                266             9,470
Alexander & Baldwin, Inc. (a)                                             244            11,231
Alliance Data Systems Corp.                                               163             9,897
Alliant Techsystems, Inc.                                                 210            16,214
Allied Waste Industries, Inc. (a)                                         716             8,699
Ametek, Inc. (a)                                                          155             7,235
Amphenol, Inc.                                                            206            13,987
Anixter International, Inc. (a)                                           268            16,016
Aptargroup, Inc.                                                          181             9,939
Armor Holdings, Inc.                                                      181             9,314
Arrow Electronics, Inc.                                                   288             8,597
Astec Industries, Inc.                                                    114             3,635
Automatic Data Processing, Inc. (a)                                       357            17,650
Avnet, Inc. (a)                                                           332             7,862
AVX Corp.                                                                 153             2,411
Ball Corp. (a)                                                            240             9,982
BearingPoint, Inc.                                                        546             4,548
Bemis Co., Inc. (a)                                                       257             8,640
Benchmark Electronics, Inc.                                               404            10,726
Boeing Co. (a)                                                            443            35,377
Bowne & Co.                                                               250             3,908
Brink's Co.                                                               272            14,277
Bucyrus International, Inc. Class A                                       219             9,176
C.H. Robinson Worldwide, Inc.                                             401            16,738

Carlisle Cos. (a)                                                         174            14,562
Ceradyne, Inc.                                                            183             7,549
Ceridian Corp.                                                            362             8,532
CheckFree Corp.                                                           178             7,027
Checkpoint Systems, Inc. (a)                                              272             4,953
Chesapeake Corp. (a)                                                      166             2,575
Choicepoint, Inc.                                                         208             7,569
Clarcor, Inc. (a)                                                         288             9,383
Cognex Corp.                                                              257             5,919
Coherent, Inc.                                                            214             6,897
Con-way, Inc.                                                             112             5,283
Convergys Corp.                                                           353             7,487
Cooper Industries, Ltd.                                                   248            22,184
Corporate Executive Board Co.                                              97             8,713
Corrections Corp. of America                                              375            17,134
Cummins, Inc. (a)                                                         114            14,476
Curtiss-Wright Corp. (a)                                                  242             8,189
Danaher Corp. (a)                                                         159            11,411
Deere & Co. (a)                                                           102             8,683
Deluxe Corp. (a)                                                          413             9,363
Dionex Corp.                                                              149             8,106
Donaldson Co., Inc. (a)                                                   538            20,202
Dover Corp. (a)                                                           490            23,275
DRS Technologies, Inc.                                                    218             9,640
Eagle Materials, Inc.                                                     301            11,047
EGL, Inc.                                                                 175             5,948
Electro Scientific Industries, Inc.                                       242             4,828
ElkCorp.                                                                  133             3,341
EMCOR Group, Inc. (a)                                                     174            10,292
Energy Conversion Devices, Inc.                                           254             9,345
ESCO Technologies, Inc.                                                   153             6,643
Esterline Technologies Corp. (a)                                          188             7,088
Expeditors International of Washington, Inc.                              500            23,705
Fastenal Co.                                                              330            13,279
FedEx Corp. (a)                                                           175            20,045
Fidelity National Information Services, Inc.                              222             9,229
First Data Corp. (a)                                                      474            11,495
Fiserv, Inc.                                                              425            20,995
Flextronics International Ltd.                                          1,521            17,644
Flir Systems, Inc.                                                        382            12,201
Flowserve Corp. (a)                                                       112             5,936
Fluor Corp.                                                               204            16,000
Fortune Brands, Inc. (a)                                                   75             5,771
Forward Air Corp.                                                         219             7,111
Foster Wheeler Ltd.                                                       149             6,698
FTI Consulting, Inc.                                                      240             6,818
FuelCell Energy, Inc.                                                     336             2,224
Gardner Denver, Inc. (a)                                                  316            10,741
General Cable Corp. (a)                                                   355            13,348
General Dynamics Corp. (a)                                                145            10,310
General Electric Co. (a)                                                4,574           160,592
General Maritime Corp.                                                    191             6,979
Genlyte Group, Inc.                                                        69             5,331
Global Payments, Inc.                                                     184             8,043
Goodrich Corp. (a)                                                        313            13,800
Graco, Inc. (a)                                                           147             5,992
GrafTech International Ltd.                                               695             4,205
Granite Construction, Inc.                                                212            11,045
Harsco Corp. (a)                                                           91             7,428
Honeywell International, Inc. (a)                                         325            13,689
Hubbell, Inc. Class B (a)                                                 132             6,537
IDEX Corp. (a)                                                            332            15,571

Ingersoll-Rand Co. Ltd. Class A                                           175             6,424
Insituform Technologies, Inc. Class A                                     191             4,464
Iron Mountain, Inc.                                                       298            12,924
Itron, Inc. (a)                                                           177             9,636
ITT Corp. (a)                                                             434            23,605
J.B. Hunt Transport Services, Inc.                                        252             5,453
Jabil Circuit, Inc.                                                       415            11,915
Jacobs Engineering Group, Inc.                                            136            10,273
JLG Industries, Inc. (a)                                                  226             6,249
Joy Global, Inc.                                                          275            10,755
Kaman Corp.                                                               185             3,772
Kansas City Southern                                                      526            14,933
Kaydon Corp. (a)                                                          195             8,151
Kemet Corp.                                                               819             6,020
Kennametal, Inc. (a)                                                      247            15,242
L-3 Communications Holdings, Inc.                                         304            24,478
Landstar System, Inc.                                                     432            20,062
Lincoln Electric Holdings, Inc.                                           244            15,004
Littelfuse, Inc. (a)                                                      155             5,248
Lockheed Martin Corp. (a)                                                 215            18,690
Louisiana-Pacific Corp. (a)                                               267             5,281
Manitowoc Co. (a)                                                         381            20,909
Manpower, Inc. (a)                                                        210            14,232
Martin Marietta Materials, Inc. (a)                                       110             9,680
Masco Corp. (a)                                                           171             4,728
McDermott International, Inc. (a)                                         276            12,337
MDU Resources Group, Inc. (a)                                             405            10,400
MeadWestvaco Corp.                                                        448            12,329
Methode Electronics, Inc. (a)                                             313             3,465
Mettler-Toledo International, Inc.                                         95             6,522
Molex, Inc. Class A                                                       193             5,703
Monster Worldwide, Inc.                                                   254            10,290
Moog, Inc. Class A (a)                                                    260             9,698
MSC Industrial Direct Co. (a)                                             306            12,522
Mueller Industries, Inc.                                                  240             8,801
National Instruments Corp.                                                295             9,198
Navigant Consulting, Inc.                                                 375             6,679
Navistar International Corp. (a)                                          196             5,435
NCO Group, Inc.                                                           214             5,769
Newport Corp.                                                             318             6,875
Nordson Corp.                                                             166             7,644
Northrop Grumman Corp. (a)                                                139             9,228
Old Dominion Freight Line, Inc.                                           227             6,279
OMI Corp. (a)                                                             545            12,164
Oshkosh Truck Corp.                                                       172             7,776
Owens-Illinois, Inc. (a)                                                  361             5,993
Packaging Corp. of America                                                241             5,536
Pactiv Corp. (a)                                                          347            10,701
Pall Corp. (a)                                                            303             9,666
Parker Hannifin Corp. (a)                                                 288            24,085
Paychex, Inc. (a)                                                         209             8,251
PerkinElmer, Inc. (a)                                                     874            18,669
Power-One, Inc.                                                           627             4,289
Powerwave Technologies, Inc.                                              799             5,201
Precision Castparts Corp. (a)                                             312            21,235
Quanta Services, Inc.                                                     735            13,451
R.R. Donnelley & Sons Co. (a)                                             525            17,777
Raytheon Co.                                                              194             9,690
Republic Services, Inc.                                                   295            12,098
Resources Connection, Inc.                                                265             7,669
Robert Half International, Inc.                                           405            14,803
Rockwell Automation Corp. (a)                                             111             6,882

Rockwell Collins, Inc.                                                    430            24,974
Roper Industries, Inc.                                                    201             9,618
Ryder System, Inc. (a)                                                    157             8,266
Sanmina-SCI Corp.                                                       1,342             5,301
Sealed Air Corp. (a)                                                      197            11,725
Shaw Group, Inc. (a)                                                      562            14,927
Smurfit-Stone Container Corp.                                             618             6,588
Solectron Corp.                                                         2,366             7,902
Sonoco Products Co. (a)                                                   240             8,515
Spherion Corp.                                                            485             3,516
SPX Corp.                                                                 147             8,455
Stamps.com, Inc.                                                          150             2,408
Stericycle, Inc. (a)                                                      253            17,890
Symbol Technologies, Inc.                                                 645             9,630
TASER International, Inc.                                                 429             3,994
Tektronix, Inc. (a)                                                       212             6,438
Teleflex, Inc. (a)                                                        203            12,627
Teletech Holdings, Inc.                                                   297             5,765
Temple-Inland, Inc. (a)                                                   279            11,004
Terex Corp. (a)                                                           250            12,940
Tetra Tech, Inc.                                                          407             7,399
Texas Industries, Inc. (a)                                                127             7,887
Thomas & Betts Corp. (a)                                                  132             6,802
Timken Co. (a)                                                            248             7,452
Toro Co. (a)                                                              242            10,445
Trimble Navigation Ltd.                                                   339            15,669
Trinity Industries, Inc. (a)                                              217             7,825
Tyco International Ltd. (a)                                               887            26,103
Union Pacific Corp. (a)                                                   117            10,604
United Parcel Service, Inc. Class B                                       430            32,400
United Rentals, Inc. (a)                                                  478            11,324
USG Corp.                                                                 199             9,729
UTi Worldwide, Inc.                                                       223             5,765
Veeco Instruments, Inc.                                                   183             3,420
Viad Corp.                                                                146             5,395
Vishay Intertechnology, Inc.                                              428             5,774
Vulcan Materials Co. (a)                                                  217            17,681
W.W. Grainger, Inc. (a)                                                   191            13,901
Wabash National Corp. (a)                                                 258             3,620
Wabtec                                                                    336            10,547
Walter Industries, Inc.                                                   275            12,785
Washington Group International, Inc.                                      183            10,361
Waste Connections, Inc.                                                   259            10,539
Waste Management, Inc. (a)                                                235             8,808
Watsco, Inc. (a)                                                          175             8,715
Werner Enterprises, Inc.                                                  410             7,524
Wesco International, Inc.                                                 115             7,506
Western Union Co.                                                         474            10,452
World Fuel Services Corp. (a)                                             196             8,432
Zebra Technologies Corp. Class A                                          169             6,299
                                                                                ---------------
                                                                                      2,287,069
                                                                                ---------------
OIL & GAS (5.4%)
Anadarko Petroleum Corp. (a)                                              197             9,145
Apache Corp. (a)                                                          174            11,366
Atwood Oceanics, Inc.                                                     198             9,148
Baker Hughes, Inc. (a)                                                    212            14,639
BJ Services Co.                                                           215             6,484
Cabot Oil & Gas Corp. (a)                                                 284            15,026
Cameron International Corp.                                               266            13,327
Cheniere Energy, Inc.                                                     284             7,475
Chesapeake Energy Corp. (a)                                               123             3,990
Chevron Corp.                                                             966            64,915

Cimarex Energy Co.                                                        242             8,717
ConocoPhillips                                                            665            40,060
Denbury Resources, Inc. (a)                                               262             7,530
Devon Energy Corp.                                                        236            15,774
Diamond Offshore Drilling, Inc. (a)                                        28             1,938
Dynegy, Inc. Class A                                                    2,892            17,583
El Paso Corp.                                                           1,840            25,208
Encore Acquisition Co.                                                    260             6,510
ENSCO International, Inc. (a)                                             356            17,433
EOG Resources, Inc.                                                       149             9,913
Exxon Mobil Corp.                                                       2,668           190,549
FMC Technologies, Inc.                                                    157             9,491
Global Industries Ltd. (a)                                                619            10,275
GlobalSantaFe Corp.                                                       138             7,162
Grant Prideco, Inc.                                                       302            11,407
Grey Wolf, Inc.                                                         1,382             9,674
Halliburton Co. (a)                                                       636            20,575
Hanover Compressor Co. (a)                                                663            12,279
Helix Energy Solutions Group, Inc.                                        182             5,879
Hess Corp.                                                                104             4,410
Holly Corp.                                                               333            15,837
Houston Exploration Co. (a)                                               158             8,557
Hydril                                                                    144             8,647
Input/Output, Inc.                                                        492             5,515
Kinder Morgan, Inc.                                                        61             6,411
Lone Star Technologies, Inc. (a)                                          162             7,821
Marathon Oil Corp.                                                        175            15,120
Nabors Industries Ltd.                                                    742            22,913
National Oilwell Varco, Inc.                                              117             7,067
Newpark Resources, Inc. (a)                                               746             4,386
Noble Corp.                                                               340            23,834
Noble Energy, Inc.                                                        465            22,613
Occidental Petroleum Corp. (a)                                            367            17,227
Oceaneering International, Inc.                                           335            12,057
OGE Energy Corp. (a)                                                      191             7,369
Parker Drilling Co. (a)                                                   770             6,306
Patterson-UTI Energy, Inc.                                                406             9,419
Penn Virginia Corp.                                                       129             9,230
Plains Exploration & Production Co.                                       162             6,851
Pogo Producing Co.                                                        133             5,952
Pride International, Inc.                                                 371            10,243
Quicksilver Resources, Inc.                                               181             6,205
Range Resources Corp. (a)                                                 300             8,145
Rowan Cos., Inc. (a)                                                      257             8,579
Schlumberger Ltd. (a)                                                     747            47,121
SEACOR Holding, Inc. (a)                                                  138            12,348
Smith International, Inc.                                                 499            19,701
Southwestern Energy Co. (a)                                               392            13,947
St. Mary Land & Exploration Co.                                           322            12,007
Stone Energy Corp. (a)                                                    192             7,482
Sunoco, Inc. (a)                                                           65             4,298
Superior Energy Services, Inc.                                            489            15,306
Tesoro Corp. (a)                                                          163            10,422
Tetra Technologies, Inc. (a)                                              433            11,215
TODCO                                                                     384            13,106
Transocean, Inc. (a)                                                      205            14,871
Unit Corp. (a)                                                            294            13,639
Valero Energy Corp. (a)                                                   266            13,920
Veritas DGC, Inc. (a)                                                     202            14,546
W-H Energy Services, Inc.                                                 204             9,553
Weatherford International Ltd.                                            218             8,955
Williams Cos. (a)                                                         252             6,156

XTO Energy, Inc.                                                          215            10,032
                                                                                ---------------
                                                                                      1,102,811
                                                                                ---------------
TECHNOLOGY (11.4%)
3Com Corp. (a)                                                            960             4,666
Actel Corp.                                                               215             3,524
Actuate Corp.                                                             503             2,626
Adaptec, Inc. (a)                                                         971             4,399
ADC Telecommunications, Inc.                                              390             5,581
Adobe Systems, Inc. (a)                                                   373            14,267
Adtran, Inc.                                                              390             9,025
Advanced Micro Devices, Inc.                                              349             7,423
Advent Software, Inc.                                                     143             5,294
Agere Systems, Inc.                                                     1,310            22,244
Agile Software Corp.                                                      444             2,993
Agilysys, Inc.                                                            254             3,767
Akamai Technologies, Inc.                                                 388            18,182
Altera Corp.                                                              851            15,692
American Power Conversion Corp.                                           445            13,452
American Tower Corp. Class A                                              233             8,393
Amkor Technology, Inc.                                                    743             5,134
Analog Devices, Inc.                                                      227             7,223
Andrew Corp.                                                              468             4,334
Ansys, Inc. (a)                                                           193             8,878
Apple Computer, Inc.                                                      548            44,432
Applied Materials, Inc. (a)                                             1,006            17,494
Ariba, Inc.                                                               628             4,741
Asyst Technologies, Inc. (a)                                              405             3,009
ATMI, Inc.                                                                220             6,972
Audiovox Corp. Class A                                                    149             1,955
Autodesk, Inc. (a)                                                        543            19,955
Avaya, Inc.                                                             1,096            14,040
Avocent Corp.                                                             275            10,095
Axcelis Technologies, Inc.                                                699             4,823
BEA Systems, Inc.                                                         948            15,424
Borland Software Corp.                                                    650             3,588
Broadcom Corp.                                                            258             7,810
Brocade Communications Systems, Inc.                                    1,897            15,385
Brooks Automation, Inc.                                                   540             7,668
C-COR, Inc. (a)                                                           398             3,976
Cabot Microelectronics Corp.                                              168             4,796
Caci International, Inc. Class A                                          168             9,667
Cadence Design Systems, Inc.                                              666            11,895
CDW Corp.                                                                 147             9,653
Cerner Corp. (a)                                                          147             7,102
Check Point Software Technologies Ltd.                                    438             9,075
Ciber, Inc.                                                               455             3,117
Ciena Corp.                                                             2,453            57,670
Cisco Systems, Inc.                                                     3,842            92,706
Citrix Systems, Inc. (a)                                                  439            12,964
Cognizant Technology Solutions Corp.                                      347            26,122
Computer Sciences Corp. (a)                                               450            23,783
Compuware Corp.                                                           954             7,670
Conexant Systems, Inc.                                                  3,430             6,620
Corning, Inc. (a)                                                         984            20,103
Cree, Inc.                                                                424             9,324
Crown Castle International Corp.                                          529            17,801
CSG Systems International, Inc. (a)                                       343             9,254
Cymer, Inc.                                                               247            11,444
Cypress Semiconductor Corp.                                               969            16,270
Dell, Inc.                                                              1,304            31,726
Dendrite International, Inc.                                              312             3,260

Digital River, Inc.                                                       250            14,463
DST Systems, Inc.                                                         149             9,207
Dycom Industries, Inc.                                                    289             6,737
EarthLink, Inc.                                                           933             6,550
Electronics for Imaging, Inc. (a)                                         388             9,172
EMC Corp.                                                               1,482            18,155
Emulex Corp.                                                              599            11,261
Equinix, Inc.                                                             168            11,491
Exar Corp.                                                                300             3,891
Extreme Networks, Inc.                                                    891             3,386
F5 Networks, Inc.                                                         255            16,878
Fair Isaac Corp. (a)                                                      154             5,641
Fairchild Semiconductor International, Inc.                               305             4,914
FormFactor, Inc.                                                          294            11,225
Gateway, Inc. (a)                                                       2,111             3,546
Google, Inc. Class A                                                      137            65,264
Harmonic, Inc.                                                            620             5,028
Harris Corp. (a)                                                          314            13,376
Hewlett-Packard Co. (a)                                                 1,227            47,534
Hyperion Solutions Corp.                                                  327            12,230
Ikon Office Solutions, Inc. (a)                                           692            10,318
Informatica Corp.                                                         599             7,422
InfoSpace, Inc.                                                           215             4,345
Ingram Micro, Inc. Class A (a)                                            316             6,513
Insight Enterprises, Inc.                                                 351             7,543
Intel Corp. (a)                                                         3,633            77,527
Inter-Tel, Inc. (a)                                                       173             3,579
InterDigital Communications Corp. (a)                                     305            10,907
Intergraph Corp. (a)                                                      210             9,175
Intermec, Inc.                                                            342             7,729
International Business Machines Corp. (a)                                 656            60,567
International Rectifier Corp.                                             170             6,115
Intersil Corp. Class A                                                    376             8,817
Interwoven, Inc.                                                          322             4,096
Intuit, Inc.                                                              804            28,381
j2 Global Communications, Inc.                                            344             9,439
JDA Software Group, Inc.                                                  243             3,575
JDS Uniphase Corp.                                                        468             6,802
Juniper Networks, Inc.                                                    427             7,353
Keane, Inc. (a)                                                           360             4,172
KLA-Tencor Corp. (a)                                                      156             7,671
Kopin Corp. (a)                                                           477             1,703
Kronos, Inc.                                                              177             6,000
Kulicke & Soffa Industries, Inc.                                          476             4,274
Lam Research Corp. (a)                                                    353            17,456
Lattice Semiconductor Corp.                                               736             4,571
Lexmark International, Inc.                                               279            17,742
Linear Technology Corp. (a)                                               190             5,913
LSI Logic Corp. (a)                                                       945             9,497
Lucent Technologies, Inc. (a)                                           1,872             4,549
M-Systems Flash Disk Pioneers Ltd.                                        229             8,356
Macrovision Corp.                                                         372             9,899
Marvell Technology Group Ltd.                                             278             5,082
Maxim Integrated Products, Inc.                                           202             6,062
McDATA Corp. Class A                                                      996             5,647
MEMC Electronic Materials, Inc. (a)                                       427            15,159
Mentor Graphics Corp.                                                     580             9,785
Mercury Computer Systems, Inc.                                            180             2,218
Micron Technology, Inc. (a)                                             1,848            26,710
Micros Systems, Inc.                                                      212            10,532
Microsemi Corp.                                                           415             8,134
Microsoft Corp.                                                         5,541           159,081

Mindspeed Technologies, Inc.                                              924             1,617
Motorola, Inc. (a)                                                      1,579            36,412
MRV Communications, Inc.                                                1,046             3,577
National Semiconductor Corp. (a)                                          781            18,970
NCR Corp. (a)                                                             438            18,186
Network Appliance, Inc. (a)                                               227             8,286
Novell, Inc. (a)                                                          915             5,490
Novellus Systems, Inc.                                                    342             9,456
NVIDIA Corp.                                                              878            30,616
OmniVision Technologies, Inc.                                             315             5,172
Oracle Corp.                                                            2,514            46,434
Parametric Technology Corp.                                               777            15,183
Perot Systems Corp.                                                       610             8,998
Photronics, Inc. (a)                                                      273             3,819
Pitney Bowes, Inc. (a)                                                    111             5,185
PMC-Sierra, Inc. (a)                                                      613             4,064
Polycom, Inc.                                                             214             5,864
Presstek, Inc.                                                            235             1,445
Progress Software Corp.                                                   285             8,205
QLogic Corp.                                                              406             8,355
Qualcomm, Inc.                                                          1,069            38,901
Quantum Corp.                                                           1,764             3,846
Radisys Corp. (a)                                                         176             3,226
RealNetworks, Inc. (a)                                                    730             8,015
Red Hat, Inc. (a)                                                         476             7,797
RF Micro Devices, Inc.                                                  1,352             9,870
S1 Corp. (a)                                                              588             2,905
Salesforce.com, Inc.                                                      198             7,726
SanDisk Corp. (a)                                                         132             6,349
SBC Communications Corp. Class A                                          599            15,999
Silicon Image, Inc.                                                       471             5,572
Silicon Laboratories, Inc.                                                331            10,801
Silicon Storage Technology, Inc.                                          756             3,168
SiRF Technology Holdings, Inc.                                            297             8,352
Skyworks Solutions, Inc.                                                1,149             7,618
SonicWALL, Inc.                                                           534             5,607
SRA International, Inc. Class A                                           262             8,397
Stratex Networks, Inc.                                                    684             3,194
Sun Microsystems, Inc.                                                  1,480             8,036
Sybase, Inc. (a)                                                          650            15,828
Sycamore Networks, Inc.                                                 1,748             6,555
Symantec Corp.                                                            622            12,340
Synopsys, Inc.                                                            353             7,946
Tellabs, Inc. (a)                                                       1,001            10,551
Teradyne, Inc.                                                            472             6,617
Tessera Technologies, Inc.                                                320            11,171
Texas Instruments, Inc.                                                   992            29,939
TIBCO Software, Inc.                                                    1,438            13,302
Transaction Systems Architects, Inc. (a)                                  224             7,551
Transmeta Corp.                                                         1,535             1,811
Trident Microsystems, Inc.                                                396             8,371
Triquint Semiconductor, Inc. (a)                                          987             4,442
Ultratech, Inc.                                                           184             2,629
Unisys Corp.                                                            1,140             7,456
United Online, Inc.                                                       595             8,044
United Stationers, Inc.                                                   186             8,882
Varian Semiconductor Equipment Associates, Inc.                           346            12,626
Vignette Corp.                                                            248             4,042
webMethods, Inc.                                                          462             3,474
Websense, Inc.                                                            260             7,116
Wind River Systems, Inc. (a)                                              584             6,412

Xerox Corp.                                                               651            11,067
Xilinx, Inc.                                                              209             5,332
Yahoo!, Inc.                                                              819            21,572
                                                                                ---------------
                                                                                      2,306,640
                                                                                ---------------
TELECOMMUNICATIONS (1.6%)
Alltel Corp. (a)                                                          174             9,276
AT&T, Inc.                                                              1,696            58,088
BellSouth Corp. (a)                                                       805            36,306
CenturyTel, Inc. (a)                                                      300            12,072
Cincinnati Bell, Inc.                                                   1,778             8,339
Citizens Communications Co. Series B                                      817            11,977
Embarq Corp.                                                              379            18,325
Leap Wireless International, Inc.                                         122             6,766
NII Holdings, Inc.                                                        321            20,875
NTL, Inc.                                                                 671            18,137
Qwest Communications International, Inc.                                1,159            10,002
Sprint Nextel Corp. (a)                                                 1,254            23,437
Telephone & Data Systems, Inc.                                            127             6,204
Verizon Communications, Inc.                                            1,257            46,509
Windstream Corp.                                                        3,484            47,799
                                                                                ---------------
                                                                                        334,112
                                                                                ---------------
UTILITIES (3.9%)
AGL Resources, Inc. (a)                                                   585            21,938
Alliant Energy Corp.                                                      283            10,853
Ameren Corp. (a)                                                          540            29,213
American Electric Power Co., Inc. (a)                                     204             8,452
Aqua America, Inc.                                                        387             9,385
Aquila, Inc.                                                            2,705            12,416
Atmos Energy Corp. (a)                                                    582            17,885
Avista Corp.                                                              349             8,983
Black Hills Corp.                                                         235             8,110
CenterPoint Energy, Inc.                                                  662            10,248
Cleco Corp. (a)                                                           427            10,974
CMS Energy Corp. (a)                                                      533             7,936
Consolidated Edison, Inc. (a)                                             123             5,947
Constellation Energy Group, Inc. (a)                                      451            28,142
Core Laboratories N.V. (a)                                                152            11,079
Dominion Resources, Inc. (Virginia)                                       154            12,472
DPL, Inc. (a)                                                             292             8,386
DTE Energy Co. (a)                                                        541            24,578
Duke Energy Corp.                                                         532            16,832
Duquesne Light Holdings, Inc.                                             639            12,671
Edison International                                                      126             5,599
El Paso Electric Co.                                                      349             8,153
Energy East Corp. (a)                                                     359             8,727
Entergy Corp. (a)                                                          89             7,639
Exelon Corp.                                                              308            19,090
FirstEnergy Corp. (a)                                                     143             8,416
FPL Group, Inc. (a)                                                       192             9,792
Great Plains, Inc.                                                        175             5,695
Hawaiian Electric Industries, Inc.                                        582            16,308
IDACORP, Inc.                                                             302            11,908
KeySpan Corp.                                                             425            17,247
National Fuel Gas Co. (a)                                                 202             7,555
Nicor, Inc. (a)                                                           129             5,929
NiSource, Inc. (a)                                                        659            15,335
Northeast Utilities                                                       389             9,729
Northwest Natural Gas Co.                                                 199             8,233
NSTAR                                                                     260             9,045
ONEOK, Inc. (a)                                                           306            12,739
Peoples Energy Corp. (a)                                                  273            11,927

Pepco Holdings, Inc.                                                      459            11,668
PG&E Corp.                                                                149             6,428
Piedmont Natural Gas Co. (a)                                              522            14,094
Pinnacle West Capital Corp. (a)                                           237            11,331
PNM Resources, Inc.                                                       452            12,728
PPL Corp.                                                                 160             5,523
Progress Energy, Inc.                                                     106             4,876
Public Service Enterprise Group, Inc. (a)                                 126             7,692
Puget Energy, Inc.                                                        290             6,925
Questar Corp. (a)                                                         199            16,215
Reliant Energy, Inc.                                                      726             9,206
Scana Corp.                                                               249             9,950
Sempra Energy (a)                                                         115             6,100
Sierra Pacific Resources                                                1,409            21,360
Southern Co. (a)                                                          324            11,794
Southern Union Co. (a)                                                    758            20,981
Southwest Gas Corp. (a)                                                   334            11,984
Teco Energy, Inc. (a)                                                     486             8,014
UGI Corp. (a)                                                             752            19,928
UniSource Energy Corp. (a)                                                256             9,108
Vectren Corp.                                                             550            15,983
Westar Energy, Inc.                                                       620            15,698
WGL Holdings, Inc.                                                        352            11,422
Wisconsin Energy Corp. (a)                                                285            13,093
WPS Resources Corp. (a)                                                   318            16,921
Xcel Energy, Inc.                                                       1,054            23,262
                                                                                ---------------
                                                                                        797,850
                                                                                ---------------
TOTAL COMMON STOCKS (COST $15,713,084)                                               16,318,460
                                                                                ---------------
CORPORATE BONDS (5.2%)
BASIC MATERIALS (0.3%)
Burlington North Santa Fe, 7.00%, 12/15/25                             12,000            13,649
E.I. DuPont de Nemours & Co., 4.88%, 4/30/14                            9,000             8,758
Eastman Chemical Co., 7.60%, 2/1/27                                    15,000            16,500
United Technologies Corp., 4.88%, 5/1/15                                9,000             8,756
Weyerhaeuser Co., 6.95%, 8/1/17                                        12,000            12,543
                                                                                ---------------
                                                                                         60,206
                                                                                ---------------
CONSUMER GOODS (0.3%)
Anheuser-Busch Cos., Inc., 5.05%, 10/15/16                             12,000            11,635
Coca-Cola Enterprises, 8.50%, 2/1/22                                   12,000            15,385
Kimberly-Clark Corp., 5.00%, 8/15/13                                   10,000             9,923
Kraft Foods, Inc., 6.25%, 6/1/12                                       11,000            11,462
May Department Stores Co., 5.75%, 7/15/14                              12,000            11,859
                                                                                ---------------
                                                                                         60,264
                                                                                ---------------
CONSUMER SERVICES (0.5%)
Bottling Group LLC, 4.63%, 11/15/12                                    16,000            15,544
Conagra Foods, 6.75%, 9/15/11                                          12,000            12,689
Procter & Gamble Co., 4.95%, 8/15/14                                   15,000            14,743
Target Corp., 5.88%, 3/1/12                                            12,000            12,389
Time Warner Cos., Inc., 7.57%, 2/1/24                                  23,000            25,273
Wal-Mart Stores, Inc., 4.55%, 5/1/13                                   23,000            22,265
                                                                                ---------------
                                                                                        102,903
                                                                                ---------------

FINANCIALS (2.6%)
Allstate Corp., 7.20%, 12/1/09                                         12,000            12,708
American General Finance, 5.38%, 10/1/12                               41,000            40,967
Bank One Corp., 2.63%, 6/30/08                                         59,000            56,591
Caterpillar Financial Services Corp., 5.05%, 12/1/10                   12,000            11,969
Citigroup, Inc., 6.63%, 1/15/28                                        21,000            23,237
Countrywide Financial Corp., 6.25%, 5/15/16                            43,000            43,800
First Union National, 7.80%, 8/18/10                                   23,000            24,955
Goldman Sachs Group, Inc., 5.13%, 1/15/15                              35,000            34,216
Household Finance Corp., 4.63%, 1/15/08                                53,000            52,643
John Deere Capital Corp., 7.00%, 3/15/12                               12,000            12,965
John Hancock Global Funding, 7.90%, 7/2/10                             12,000            13,083
JPMC Capital XVIII, 6.95%, 8/17/36                                     40,000            43,300
Lehman Brothers Holdings, Inc., 6.63%, 1/18/12                         15,000            15,938
Merrill Lynch & Co., Inc., 4.25%, 2/8/10                                8,000             7,783
Merrill Lynch & Co., Inc., 6.05%, 5/16/16                              25,000            25,961
Morgan Stanley Dean Witter, 6.75%, 4/15/11                             29,000            30,684
Prudential Financial, Inc., 5.10%,9/20/14                              35,000            34,278
Sprint Capital Corp., 8.38%, 3/15/12                                   24,000            26,991
U.S. Bank NA, 6.38%, 8/1/11                                            15,000            15,755
Wells Fargo & Co., 4.63%, 8/9/10                                       26,000            25,613
                                                                                ---------------
                                                                                        553,437
                                                                                ---------------
HEALTH CARE (0.1%)
Wyeth, 5.50%, 2/1/14                                                   15,000            15,090
                                                                                ---------------
INDUSTRIALS (0.4%)
Boeing Co., 6.13%, 2/15/33                                             12,000            13,106
General Electric Co., 5.00%, 2/1/13                                    52,000            51,542
Tyco International Group SA, 6.38%, 10/15/11                           12,000            12,597
                                                                                ---------------
                                                                                         77,245
                                                                                ---------------
OIL & GAS (0.2%)
Conoco, Inc., 6.95%, 4/15/29                                           15,000            17,316
Kinder Morgan Energy Partners, 7.75%, 3/15/32                          12,000            13,752
                                                                                ---------------
                                                                                         31,068
                                                                                ---------------
TECHNOLOGY (0.3%)
IBM Corp., 8.38%, 11/1/19                                              12,000            15,122
Motorola, Inc., 7.63%, 11/15/10                                         8,000             8,680
SBC Communications Corp., 6.15%, 9/15/34                               29,000            28,997
                                                                                ---------------
                                                                                         52,799
                                                                                ---------------
UTILITIES (0.5%)
Carolina Power and Light, 5.13%, 9/15/13                               12,000            11,861
Consolidated Edison Co. of New York, 4.70%, 6/15/09                    46,000            45,483

Duke Energy Corp., 6.25%, 1/15/12                                      12,000            12,529
Exelon Corp., 4.90%, 6/15/15                                           12,000            11,347
National Rural Utilities, 7.25%, 3/1/12                                15,000            16,400
Southern Power Co., 4.88%, 7/15/15                                     12,000            11,384
                                                                                ---------------
                                                                                        109,004
                                                                                ---------------
TOTAL CORPORATE BONDS (COST $1,055,321)                                               1,062,016
                                                                                ---------------
U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES (5.1%)
FANNIE MAE (2.6%)
6.00%, 6/1/17, Pool #555004                                            27,427            27,873
5.50%, 8/1/17, Pool #826283                                            10,369            10,409
5.50%, 2/1/18, Pool #703712                                            29,282            29,315
5.00%, 5/1/18, Pool #703444                                            29,065            28,625
4.50%, 1/1/19, Pool #735057                                            16,632            16,125
5.00%, 8/1/19, Pool #793396                                            16,480            16,231
5.00%, 12/1/19, Pool #745369                                           10,840            10,700
5.00%, 3/1/20, Pool #819410                                            11,035            10,870
5.50%, 3/1/20, Pool #735611                                            10,668            10,703
5.00%, 6/1/20, Pool #839333                                            33,794            33,282
4.50%, 9/1/20, Pool #839289                                            17,087            16,533
5.50%, 7/1/25, Pool #255809                                            41,586            41,417
6.00%, 10/1/32, Pool #667994                                           38,968            39,321
5.50%, 3/1/33, Pool #735405                                            24,168            24,195
6.00%, 9/1/33, Pool #736937                                            15,645            15,742
7.00%, 4/1/34, Pool #780703                                            33,200            34,206
5.00%, 5/1/34, Pool #768230                                            27,312            26,368
6.50%, 9/1/34, Pool #783390                                            25,442            25,933
6.00%, 4/1/35, Pool #735503                                            15,346            15,476
5.00%, 8/1/35, Pool #848355                                            53,900            52,037
6.50%, 4/1/36, Pool #851187                                            69,633            70,978
                                                                                ---------------
                                                                                        556,339
                                                                                ---------------
FREDDIE MAC (2.2%)
4.00%, 6/1/18, Pool #E01401                                            27,480            26,081
5.00%, 10/1/18, Pool #B10252                                            3,087             3,045
4.50%, 11/1/18, Pool #E01489                                           27,682            26,803
4.50%, 12/1/18, Pool #G11657                                           22,405            21,695
4.50%, 1/1/19, Pool #B11878                                            43,491            42,114
4.50%, 7/1/19, Pool #B15661                                            11,513            11,133
5.00%, 8/1/33, Pool #A12886                                            23,201            22,474
5.50%, 8/1/33, Pool #A11851                                            36,728            36,426
5.00%, 10/1/33, Pool #A14805                                           38,736            37,528
6.50%, 12/1/33, Pool #A16523                                           34,626            35,399
5.00%, 4/1/34, Pool #A20534                                            22,976            22,241
6.00%, 7/1/34, Pool #A24370                                            28,666            28,899
5.50%, 10/1/34, Pool #A27526                                           29,790            29,528
5.00%, 12/1/34, Pool #A29017                                           40,189            38,904
5.50%, 11/1/35, Pool #A47728                                           56,020            55,438
                                                                                ---------------
                                                                                        437,708
                                                                                ---------------
GINNIE MAE (0.3%)
5.50%, 4/15/33, Pool #603566                                           13,154            13,115
5.50%, 4/15/34, Pool #626116                                           10,288            10,252
6.00%, 9/20/34, Pool #3611                                             16,283            16,472
5.50%, 9/15/35, Pool #644611                                           11,738            11,692
                                                                                ---------------
                                                                                         51,531
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES
   (COST $1,040,272)                                                                  1,045,578
                                                                                ---------------
U.S. GOVERNMENT AGENCY SECURITIES (1.6%)
FANNIE MAE (0.5%)

4.63%, 1/15/08, MTN                                                    40,000            39,792
4.50%, 10/15/08, MTN                                                   35,000            34,752
6.63%, 9/15/09, MTN                                                    35,000            36,628
                                                                                ---------------
                                                                                        111,172
                                                                                ---------------
FEDERAL HOME LOAN BANK (0.4%)
4.63%, 2/8/08, Series 627                                              40,000            39,798
4.63%, 11/21/08, Series 598                                            35,000            34,824
                                                                                ---------------
                                                                                         74,622
                                                                                ---------------
FREDDIE MAC (0.7%)
4.63%, 12/19/08, MTN                                                   25,000            24,868
4.75%, 1/18/11, MTN                                                    25,000            24,883
4.75%, 1/19/16, MTN                                                    47,000            46,266
6.25%, 7/15/32, MTN                                                    45,000            52,199
                                                                                ---------------
                                                                                        148,216
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $332,609)                                 334,010
                                                                                ---------------
U.S. TREASURY OBLIGATIONS (5.0%)
U.S. TREASURY BILLS (1.4%)
5.07%, 11/16/06                                                        25,000            24,949
5.07%, 1/11/07                                                        261,000           258,462
                                                                                ---------------
                                                                                        283,411
                                                                                ---------------
U.S. TREASURY BONDS (0.8%)
6.00%, 2/15/26                                                         35,000            40,168
5.25%, 11/15/28                                                        70,000            74,369
5.38%, 2/15/31                                                         35,000            38,000
                                                                                ---------------
                                                                                        152,537
                                                                                ---------------
U.S. TREASURY NOTES (2.8%)
3.13%, 5/15/07                                                        152,000           150,445
5.63%, 5/15/08                                                         25,000            25,320
4.00%, 6/15/09                                                        149,000           146,725
4.00%, 4/15/10                                                         14,000            13,740
5.00%, 2/15/11                                                         90,000            91,628
4.88%, 2/15/12                                                         70,000            71,047
4.00%, 2/15/15                                                         60,000            57,541
4.25%, 8/15/15                                                         18,000            17,547
                                                                                ---------------
                                                                                        573,993
                                                                                ---------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $1,006,542)                                     1,009,941
                                                                                ---------------
INVESTMENT COMPANIES (2.9%)
American Beacon Money Market Select Fund                              589,018           589,018
                                                                                ---------------
TOTAL INVESTMENT COMPANIES (COST $589,018)                                              589,018
                                                                                ---------------
TOTAL INVESTMENTS (COST $19,736,846) (b) - 100.1%                                    20,359,023
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%                                          (26,053)
                                                                                ---------------
NET ASSETS - 100.0%                                                             $    20,332,970
                                                                                ===============

----------
(a)  Represents non-income producing security.

(b) See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

SEE NOTES TO FINANCIAL STATEMENTS.

AMERICAN INDEPENDENCE FUNDS
NESTEGG DOW JONES U.S. 2040 FUND

Schedule of Portfolio Investments
October 31, 2006

                                                                  SHARES OR
                                                                  PRINCIPAL
                                                                    AMOUNT           VALUE
                                                                -------------   ---------------
COMMON STOCKS (89.6%)
BASIC MATERIALS (3.9%)
A. Schulman, Inc. (a)                                                     271   $         6,561
Air Products & Chemicals, Inc. (a)                                        104             7,246
Airgas, Inc. (a)                                                          537            20,304
Albemarle Corp.                                                           306            19,899
Alcoa, Inc. (a)                                                           453            13,096
Aleris International, Inc.                                                251            12,929
Allegheny Technologies, Inc. (a)                                          270            21,257
Arch Coal, Inc.                                                           402            13,921
Ashland, Inc.                                                             222            13,120
Bowater, Inc. (a)                                                         538            11,250
Cabot Corp.                                                               192             7,594
Cambrex Corp. (a)                                                         258             6,037
Caraustar Industries, Inc. (a)                                            280             3,032
Carpenter Technology Corp. (a)                                            211            22,575
Celanese Corp. Series A                                                   368             7,584
Chaparral Steel Co.                                                       305            12,685
Chemtura Corp.                                                            725             6,221
Cleveland-Cliffs, Inc. (a)                                                302            12,772
Coeur d'Alene Mines Corp. (a)                                           2,259            11,069
Consol Energy, Inc.                                                       538            19,040
Cytec Industries, Inc. (a)                                                262            14,512
Dow Chemical Co. (a)                                                      501            20,436
E.I. DuPont de Nemours & Co. (a)                                          497            22,763
Eastman Chemical Co. (a)                                                  248            15,108
Ecolab, Inc. (a)                                                          543            24,624
Ferro Corp. (a)                                                           367             7,237
FMC Corp. (a)                                                             264            18,097
Freeport-McMoRan Copper & Gold, Inc. Class B (a)                          211            12,761
H.B. Fuller Co. (a)                                                       518            12,841
Hercules, Inc. (a)                                                        912            16,598
Huntsman Corp. (a)                                                        306             5,285
International Coal Group, Inc.                                          1,432             7,432
International Flavors & Fragrances, Inc. (a)                              250            10,620
International Paper Co. (a)                                               254             8,471
Jacuzzi Brands, Inc.                                                      728             9,020
Lubrizol Corp. (a)                                                        660            29,699
Lyondell Chemical Co. (a)                                                 681            17,481
Massey Energy Co.                                                         298             7,525
Meridian Gold, Inc. (a)                                                   322             8,150
Minerals Technologies, Inc.                                               144             7,943
Monsanto Co.                                                              414            18,307
Mosaic Co.                                                                486             9,098
Neenah Paper, Inc.                                                        119             4,383
Newmont Mining Corp. (a)                                                  321            14,532
Nucor Corp. (a)                                                           145             8,469
Olin Corp. (a)                                                            632            10,934
OM Group, Inc. (a)                                                        337            19,209
Orbotech Ltd.                                                             311             7,511
Oregon Steel Mills, Inc. (a)                                              256            13,926

Peabody Energy Corp.                                                      200             8,394
Phelps Dodge Corp. (a)                                                    102            10,239
PPG Industries, Inc. (a)                                                   82             5,609
Praxair, Inc. (a)                                                         242            14,581
Rohm & Haas Co. (a)                                                       436            22,594
RPM International, Inc. (a)                                             1,050            20,108
RTI International Metals, Inc. (a)                                        165            10,118
Ryerson, Inc.                                                             224             5,398
Sensient Technologies Corp.                                               401             9,243
Sigma-Aldrich Corp. (a)                                                   169            12,694
Southern Copper Corp.                                                      42             2,158
Steel Dynamics, Inc.                                                      126             7,574
Stillwater Mining Co.                                                     371             3,988
Tredegar Corp. (a)                                                        267             4,656
Tronox, Inc. Class B                                                      221             2,891
United States Steel Corp.                                                 388            26,228
USEC, Inc.                                                                762             8,504
Valspar Corp. (a)                                                         913            24,459
Wausau Paper Corp.                                                        463             6,278
Weyerhaeuser Co. (a)                                                      128             8,140
Worthington Industries, Inc. (a)                                          643            11,111
                                                                                ---------------
                                                                                        856,129
                                                                                ---------------
CONSUMER GOODS (7.6%)
Altria Group, Inc.                                                      1,096            89,137
American Axle & Manufacturing Holdings, Inc.                              418             7,838
Anheuser-Busch Cos., Inc. (a)                                             359            17,024
ArvinMeritor, Inc.                                                        628             9,433
Beazer Homes USA, Inc. (a)                                                334            14,476
Black & Decker Corp. (a)                                                  241            20,215
BLYTH, Inc.                                                               289             6,913
BorgWarner, Inc.                                                          193            11,098
Briggs & Stratton Corp. (a)                                               175             4,461
Brown-Forman Corp. Class B (a)                                            128             9,240
Brunswick Corp. (a)                                                       294             9,261
Bunge Ltd.                                                                376            24,105
Callaway Golf Co. (a)                                                     588             7,897
Campbell Soup Co. (a)                                                     148             5,532
Carter's, Inc.                                                            163             4,601
Centex Corp. (a)                                                          390            20,397
Champion Enterprises, Inc.                                                657             6,084
Chiquita Brands International, Inc.                                       396             5,425
Church & Dwight Co. (a)                                                   594            24,099
Clorox Co. (a)                                                            112             7,231
Coach, Inc.                                                               296            11,733
Coca-Cola Co. (a)                                                       1,262            58,961
Colgate-Palmolive Co. (a)                                                 401            25,652
ConAgra Foods, Inc. (a)                                                   292             7,636
Constellation Brands, Inc. Class A                                        677            18,611
Cooper Tire & Rubber Co. (a)                                              523             5,612
Corn Products International, Inc.                                         666            24,103
D.R. Horton, Inc. (a)                                                     158             3,702
Del Monte Foods Co.                                                       600             6,474
Eastman Kodak Co. (a)                                                     871            21,252
Electronic Arts, Inc.                                                     235            12,429
Energizer Holdings, Inc.                                                  153            11,957
Flowers Foods, Inc.                                                       393            10,678
Ford Motor Co.                                                          1,166             9,654
Fossil, Inc.                                                              462            10,090
Furniture Brands International, Inc. (a)                                  458             8,519
Garmin Ltd.                                                               340            18,159
General Mills, Inc. (a)                                                   181            10,284

General Motors Corp. (a)                                                  213             7,438
Gentex Corp.                                                              438             6,969
Genuine Parts Co. (a)                                                     532            24,217
Goodyear Tire & Rubber Co. (a)                                          1,427            21,876
H.J. Heinz Co. (a)                                                        154             6,493
Hain Celestial Group, Inc.                                                332             9,372
Hanesbrands, Inc.                                                         317             7,481
Hansen Natural Corp. (a)                                                  640            20,320
Harley-Davidson, Inc. (a)                                                 212            14,550
Harman International Industries, Inc. (a)                                 180            18,423
Hasbro, Inc. (a)                                                          489            12,675
Herman Miller, Inc. (a)                                                   208             7,130
Hershey Co. (a)                                                           121             6,402
HNI Corp.                                                                 113             5,082
Hormel Foods Corp. (a)                                                    223             8,053
Hovnanian Enterprises, Inc. Class A                                       117             3,609
J.M. Smucker Co.                                                          172             8,428
JAKKS Pacific, Inc.                                                       267             5,791
Jarden Corp.                                                              377            13,564
Johnson Controls, Inc. (a)                                                127            10,356
Jones Apparel Group, Inc.                                                 371            12,391
KB Home                                                                   233            10,471
Kellwood Co. (a)                                                          201             6,151
Kenneth Cole Productions, Inc. Class A (a)                                117             2,975
Kimberly-Clark Corp. (a)                                                  239            15,898
Kraft Foods, Inc. Class A                                                 119             4,094
La-Z-Boy, Inc. (a)                                                        445             5,451
Lancaster Colony Corp. (a)                                                184             7,461
Lear Corp. (a)                                                            607            18,337
Leggett & Platt, Inc. (a)                                                 580            13,543
Lennar Corp. Class A                                                      373            17,710
Liz Claiborne, Inc. (a)                                                   331            13,958
M.D.C. Holdings, Inc. (a)                                                 118             5,883
Martek Biosciences Corp.                                                  299             7,092
Mattel, Inc. (a)                                                        1,228            27,790
McCormick & Co., Inc. (a)                                                 331            12,379
Meritage Homes Corp.                                                      211             9,660
Modine Manufacturing Co.                                                  266             6,333
Molson Coors Brewing Co. Class B                                          220            15,660
Monaco Coach Corp.                                                        265             3,164
Nautilus, Inc.                                                            317             4,479
Newell Rubbermaid, Inc. (a)                                               837            24,089
Nike, Inc. Class B (a)                                                    141            12,955
Nu Skin Enterprises, Inc. Class A (a)                                     459             8,776
NutriSystem, Inc.                                                         207            12,768
NVR, Inc.                                                                  17             9,546
Oakley, Inc. (a)                                                          252             4,682
PepsiAmericas, Inc.                                                       219             4,479
PepsiCo, Inc. (a)                                                       1,287            81,647
Phillips-Van Heusen Corp. (a)                                             416            19,036
Polo Ralph Lauren Corp.                                                   179            12,709
Pool Corp.                                                                369            15,122
Procter & Gamble Co. (a)                                                2,448           155,178
Pulte Homes, Inc. (a)                                                     123             3,812
Quiksilver, Inc.                                                        1,176            16,405
Ralcorp Holdings, Inc. (a)                                                189             9,346
Reynolds American, Inc.                                                    87             5,495
Ryland Group, Inc. (a)                                                    148             6,798
Sara Lee Corp. (a)                                                        393             6,720
Smithfield Foods, Inc.                                                    396            10,644
Spectrum Brands, Inc.                                                     375             3,645
Standard Pacific Corp. (a)                                                193             4,676

Stanley Works (a)                                                         243            11,579
Steelcase, Inc. Class A                                                   519             8,600
Stride Rite Corp. (a)                                                     335             4,941
Superior Industries International, Inc. (a)                               209             3,532
Thor Industries, Inc. (a)                                                 124             5,434
THQ, Inc.                                                                 433            13,020
Tim Hortons, Inc.                                                         450            13,005
Timberland Co. (a)                                                        391            11,280
Toll Brothers, Inc. (a)                                                   397            11,477
TreeHouse Foods, Inc.                                                     300             7,608
Tupperware Brands Corp. (a)                                               472            10,021
Tyson Foods, Inc. Class A (a)                                             718            10,375
Universal Corp. (a)                                                       219             8,064
UST, Inc. (a)                                                             502            26,887
VF Corp. (a)                                                              271            20,599
Visteon Corp.                                                           1,030             7,601
WCI Communities, Inc.                                                     301             4,852
WD-40 Co.                                                                 154             5,234
Weight Watchers International, Inc.                                       126             5,494
Winnebago Industries, Inc. (a)                                            206             6,858
WM. Wrigley Jr. Co. (a)                                                   170             8,832
Wolverine World Wide, Inc. (a)                                            519            14,719
                                                                                ---------------
                                                                                      1,667,622
                                                                                ---------------
CONSUMER SERVICES (11.7%)
99 Cents Only Stores                                                      472             5,659
Abercrombie & Fitch Co.                                                   256            19,622
Adesa, Inc.                                                               253             6,360
Advance Auto Parts, Inc.                                                  321            11,241
ADVO, Inc.                                                                226             6,635
Aeropostale, Inc.                                                         389            11,402
AirTran Holdings, Inc. (a)                                                774             7,717
Amazon.com, Inc. (a)                                                      226             8,608
American Greetings Corp. Class A (a)                                      465            11,118
AmerisourceBergen Corp.                                                   609            28,745
Ann Taylor Stores Corp.                                                   183             8,056
Apollo Group, Inc. Class A                                                118             4,361
Applebee's International, Inc. (a)                                        719            16,408
aQuantive, Inc.                                                           546            14,840
ARAMARK Corp. Class B                                                     362            12,102
Arbitron, Inc.                                                            209             8,778
AutoNation, Inc.                                                          486             9,744
AutoZone, Inc. (a)                                                        164            18,368
Avid Technology, Inc.                                                     290            10,475
Aztar Corp. (a)                                                           293            15,696
Bally Technologies, Inc.                                                  407             8,079
Barnes & Noble, Inc.                                                      368            15,202
Bed Bath & Beyond, Inc.                                                   209             8,421
Belo Corp. Series A (a)                                                   306             5,361
Best Buy Co., Inc.                                                        308            17,017
Big Lots, Inc.                                                          1,043            21,986
BJ's Wholesale Club, Inc.                                                 226             6,475
Blockbuster, Inc. Class A                                               1,033             4,049
Bob Evans Farms, Inc. (a)                                                 319            10,817
Borders Group, Inc.                                                       567            11,675
Boyd Gaming Corp. (a)                                                     177             6,986
Cablevision Systems Corp.                                                 669            18,592
Cardinal Health, Inc. (a)                                                 332            21,729
Career Education Corp.                                                    287             6,394
CarMax, Inc.                                                              305            13,512
Casey's General Stores, Inc.                                              424            10,290
Catalina Marketing Corp.                                                  303             7,681
Cato Corp. Class A (a)                                                    289             6,615

CBRL Group, Inc.                                                          218             9,572
CBS Corp. Class B                                                         383            11,084
CEC Entertainment, Inc.                                                   238             8,204
Charming Shoppes, Inc. (a)                                                966            14,297
Cheesecake Factory, Inc.                                                  543            15,340
Chemed Corp.                                                              177             6,282
Chico's Fas, Inc.                                                         524            12,539
Children's Place Retail Stores, Inc.                                      171            12,002
Circuit City Stores, Inc. (a)                                             554            14,947
Clear Channel Communications, Inc. (a)                                    266             9,270
CNET Networks, Inc.                                                       962             8,600
Coldwater Creek, Inc.                                                     190             5,793
Comcast Corp. Class A                                                     975            39,653
Comcast Corp. Special Class A                                             415            16,799
Continental Airlines, Inc. Class B                                        764            28,176
Corinthian Colleges, Inc.                                                 833            10,204
Costco Wholesale Corp. (a)                                                365            19,484
Cox Radio, Inc.                                                           328             5,524
CTC Media, Inc.                                                           120             2,912
Cumulus Media, Inc.                                                       351             3,763
CVS Corp. (a)                                                             627            19,675
Dick's Sporting Goods, Inc.                                               245            12,191
Dillard's, Inc. (a)                                                       627            18,917
Discovery Holding Co. Class A                                             815            12,095
Dollar General Corp. (a)                                                  945            13,258
Dollar Tree Stores, Inc.                                                  316             9,824
Dress Barn, Inc.                                                          416             9,036
Dun & Bradstreet Corp.                                                    202            15,602
E.W. Scripps Co. Class A                                                  238            11,771
eBay, Inc.                                                                808            25,961
EchoStar Communications Corp. (a)                                         637            22,626
Emmis Communications Corp. Class A                                        313             3,862
Entercom Communications Corp. Class A                                     266             7,360
Expedia, Inc.                                                             886            14,398
FactSet Research Systems, Inc. (a)                                        120             6,108
Family Dollar Stores, Inc. (a)                                            429            12,634
Federated Department Stores, Inc.                                         287            12,602
Foot Locker, Inc.                                                         471            10,922
Fred's, Inc.                                                              361             4,722
GameStop Corp. Class A                                                    131             6,689
GameStop Corp. Class B                                                     78             3,881
Gannett Co., Inc. (a)                                                     123             7,274
Gaylord Entertainment Co.                                                 276            12,845
Gemstar-TV Guide International, Inc.                                    2,409             8,383
Getty Images, Inc.                                                        143             6,193
Guitar Center, Inc.                                                       182             7,893
H&R Block, Inc. (a)                                                       908            19,849
Home Depot, Inc. (a)                                                    1,602            59,804
Hot Topic, Inc.                                                           428             4,327
Hudson Highland Group, Inc.                                               196             2,291
IHOP Corp.                                                                110             5,739
International Game Technology (a)                                         264            11,223
International Speedway Corp. Class A (a)                                  200            10,382
Interpublic Group of Cos. (a)                                           1,283            13,998
ITT Educational Services, Inc. (a)                                        319            21,995
J.C. Penney Co., Inc. (a)                                                 152            11,435
Jack in the Box, Inc.                                                     255            14,308
JetBlue Airways Corp.                                                     553             6,946
John Wiley & Sons, Inc. Class A (a)                                       291            10,272
Kohl's Corp. (a)                                                          238            16,803
Krispy Kreme Doughnuts, Inc.                                              540             5,805
Kroger Co. (a)                                                            348             7,827

Lamar Advertising Co. Class A                                             249            14,362
Las Vegas Sands Corp.                                                      87             6,629
Laureate Education, Inc.                                                  353            18,610
Lee Enterprises, Inc.                                                     374            10,670
Liberty Global, Inc. Series C                                             640            16,275
Liberty Media Holding Corp. Capital Series A                              103             9,173
Liberty Media Holding Corp. Interactive Serie                             518            11,432
Limited Brands, Inc. (a)                                                  195             5,747
Live Nation, Inc.                                                         414             8,802
Lone Star Steakhouse & Saloon, Inc. (a)                                   166             4,532
Longs Drug Stores Corp. (a)                                               216             9,297
Lowe's Cos. (a)                                                         1,142            34,420
Marriott International, Inc. Class A (a)                                  294            12,280
Matthews International Corp. Class A                                      231             8,875
McDonald's Corp. (a)                                                      634            26,577
McGraw-Hill Cos. (a)                                                      290            18,609
McKesson Corp. (a)                                                        216            10,819
Men's Wearhouse, Inc.                                                     341            13,589
Meredith Corp. (a)                                                        281            14,753
MGM MIRAGE (a)                                                            102             4,388
Michaels Stores, Inc.                                                     397            17,464
Multimedia Games, Inc.                                                    260             2,441
Navteq Corp.                                                              263             8,732
Netflix, Inc.                                                             471            13,028
New York Times Co. Class A (a)                                            444            10,731
News Corp. Class A                                                      1,479            30,837
News Corp. Class B                                                        387             8,413
Nordstrom, Inc. (a)                                                       681            32,245
O'Reilly Automotive, Inc.                                                 326            10,527
Office Depot, Inc.                                                        825            34,642
OfficeMax, Inc.                                                           253            12,038
Omnicare, Inc. (a)                                                        343            12,993
P.F. Chang's China Bistro, Inc.                                           189             7,904
Panera Bread Co. Class A                                                  207            12,793
Pantry, Inc.                                                              182             9,934
Papa John's International, Inc.                                           179             6,569
Payless Shoesource, Inc.                                                  615            16,451
Penn National Gaming, Inc.                                                252             9,216
Pep Boys-Manny Moe & Jack (a)                                             494             7,005
PETsMART, Inc.                                                            422            12,145
Pier 1 Imports, Inc. (a)                                                  943             6,167
R.H. Donnelley Corp.                                                      142             8,551
Radio One, Inc. Class D                                                   703             4,773
RadioShack Corp.                                                          404             7,207
Reader's Digest Association, Inc.                                         327             4,702
Regis Corp.                                                               309            11,603
Rent-A-Center, Inc.                                                       589            16,940
Rite Aid Corp. (a)                                                      1,990             9,313
Royal Caribbean Cruises Ltd.                                              402            16,281
Ryan's Restaurant Group, Inc.                                             397             6,435
Sabre Holdings Corp. (a)                                                  399            10,143
Safeway, Inc. (a)                                                         224             6,577
Saks, Inc.                                                              1,138            22,009
Scholastic Corp. (a)                                                      324            10,180
Scientific Games Corp.                                                    172             4,821
Sears Holdings Corp.                                                       76            13,260
Service Corp. International (a)                                         2,804            25,572
ServiceMaster Co.                                                         888            10,061
Sinclair Broadcast Group, Inc. Class A                                    458             4,131
Sirius Satellite Radio, Inc.                                            3,511            13,447

Six Flags, Inc.                                                           880             5,016
Sonic Corp.                                                               619            14,082
Southwest Airlines Co. (a)                                                655             9,845
Staples, Inc.                                                             566            14,597
Starbucks Corp.                                                           595            22,461
Starwood Hotels & Resorts Worldwide, Inc.                                 170            10,156
Station Casinos, Inc. (a)                                                 142             8,563
Stein Mart, Inc. (a)                                                      263             4,305
Stewart Enterprises, Inc. Class A (a)                                     925             5,717
Strayer Education, Inc. (a)                                               102            11,538
Sun-Times Media Group, Inc. Class A                                       494             2,865
Supervalu, Inc. (a)                                                       676            22,578
Sysco Corp. (a)                                                           480            16,790
Talbots, Inc. (a)                                                         216             6,057
Target Corp.                                                              610            36,100
Time Warner, Inc.                                                       2,105            42,122
Tractor Supply Co.                                                        245            11,863
Triarc Cos., Inc. Class B                                                 327             5,490
Tribune Co. (a)                                                            94             3,133
Tuesday Morning Corp. (a)                                                 289             4,769
United Natural Foods, Inc.                                                310            10,819
Univision Communications, Inc. Class A                                    748            26,225
Urban Outfitters, Inc.                                                    345             6,038
Valassis Communications, Inc.                                             461             6,920
ValueClick, Inc.                                                          821            15,435
ValueVision Media, Inc. Class A                                           299             3,860
VCA Antech, Inc.                                                          572            18,516
Viacom, Inc. Class B                                                      465            18,098
Wal-Mart Stores, Inc. (a)                                               1,993            98,216
Walgreen Co. (a)                                                          757            33,066
Warner Music Group Corp.                                                  156             4,045
Washington Post Co. Class B (a)                                            18            13,556
Wendy's International, Inc. (a)                                           333            11,522
Westwood One, Inc.                                                        663             5,244
Whole Foods Market, Inc.                                                  418            26,685
Williams-Sonoma, Inc.                                                     273             9,285
WM Wrigley Jr. Co.                                                         42             2,176
WMS Industries, Inc. (a)                                                  226             7,985
Wynn Resorts Ltd.                                                         202            14,855
XM Satellite Radio Holdings, Inc. Class A                                 801             9,340
Yum! Brands, Inc.                                                         219            13,022
Zale Corp.                                                                406            11,709
                                                                                ---------------
                                                                                      2,583,771
                                                                                ---------------
FINANCIALS (19.2%)
A.G. Edwards, Inc. (a)                                                    233            13,293
ACE Ltd.                                                                  169             9,675
Affiliated Managers Group, Inc.                                            77             7,711
AFLAC, Inc. (a)                                                           389            17,474
Alexandria Real Estate Equities, Inc.                                     200            19,940
Alleghany Corp.                                                            16             4,892
Allstate Corp. (a)                                                        346            21,231
AMBAC Financial Group, Inc. (a)                                           320            26,717
Amcore Financial, Inc.                                                    222             6,951
American Express Co. (a)                                                  814            47,056
American Financial Group, Inc.                                            121             5,791
American Financial Realty Trust REIT                                    1,240            14,471
American Home Mortgage Investment Corp. REIT                              408            13,941
American International Group, Inc. (a)                                  1,208            81,140
American National Insurance Co.                                            53             6,148
AmeriCredit Corp.                                                         424            10,842

Ameriprise Financial, Inc.                                                125             6,438
AmerUs Group Co. Class A                                                  274            18,764
AmSouth Bancorp (a)                                                     1,057            31,943
Anchor Bancorp Wisconsin, Inc.                                            198             5,750
Annaly Capital Management, Inc.                                         1,775            23,288
AON Corp. (a)                                                             246             8,558
Arch Capital Group Ltd.                                                   132             8,486
Archstone-Smith Trust                                                     645            38,835
Arthur J. Gallagher & Co. (a)                                             291             8,104
Associated Banc-Corp.                                                     389            12,775
Assurant, Inc.                                                            355            18,694
Assured Guaranty Ltd.                                                     164             4,128
Astoria Financial Corp.                                                   309             8,964
Avalonbay Communities, Inc.                                               213            27,916
Axis Capital Holdings Ltd.                                                445            14,618
BancorpSouth, Inc. (a)                                                    652            16,659
Bank of America Corp. (a)                                               2,409           129,772
Bank of Hawaii Corp.                                                      373            19,459
Bank of New York Co. (a)                                                  394            13,542
BB&T Corp. (a)                                                            278            12,099
Bear Stearns Cos. (a)                                                      71            10,746
BlackRock, Inc.                                                            46             6,939
Boston Properties, Inc.                                                   342            36,536
Brandywine Realty Trust                                                   790            26,354
BRE Properties, Inc.                                                      415            27,515
Brown & Brown, Inc.                                                       329             9,627
Camden Property Trust                                                     180            14,530
Capital One Financial Corp. (a)                                           159            12,613
CapitalSource, Inc.                                                       443            12,289
Cathay General Bancorp                                                    301            10,369
CB Richard Ellis Group, Inc. Class A                                      534            16,036
CBL & Associates Properties, Inc.                                         478            20,903
Charles Schwab Corp. (a)                                                  772            14,066
Chicago Mercantile Exchange Holdings, Inc. Class A                         21            10,521
Chittenden Corp.                                                          418            12,327
Chubb Corp. (a)                                                           216            11,480
Cincinnati Financial Corp. (a)                                            468            21,364
CIT Group, Inc.                                                           641            33,364
Citigroup, Inc. (a)                                                     2,616           131,218
Citizens Banking Corp.                                                    374             9,713
Colonial Bancgroup, Inc. (a)                                              469            11,181
Colonial Properties Trust                                                 405            20,408
Comerica, Inc. (a)                                                         94             5,470
Commerce Bancshares, Inc.                                                 207            10,249
Commerce Group, Inc.                                                      589            17,434
Compass Bancshares, Inc.                                                  374            21,041
Conseco, Inc.                                                             459             9,336
Corporate Office Properties Trust                                         339            16,201
Countrywide Financial Corp. (a)                                           316            12,046
Cousins Properties, Inc.                                                  365            13,056
Crescent Real Estate Equities Co.                                         317             6,911
Cullen/Frost Bankers, Inc. (a)                                            141             7,637
Delphi Financial Group, Inc. Class A (a)                                  284            11,127
Dime Community Bancshares                                                 326             4,548
Doral Financial Corp.                                                   1,105             5,083
Downey Financial Corp. (a)                                                201            13,845
Duke Realty Corp.                                                         434            17,386
E*TRADE Financial Corp.                                                 1,271            29,589
East West Bancorp, Inc.                                                   427            15,590
Eaton Vance Corp. (a)                                                     384            11,919
Endurance Specialty Holdings Ltd.                                         196             6,987

Equity Inns, Inc.                                                         470             7,887
Equity Lifestyle Properties, Inc.                                         196             9,657
Equity Office Properties Trust                                            170             7,225
Equity Residential                                                        130             7,099
Erie Indemnity Co. Class A                                                193             9,775
Essex Property Trust, Inc.                                                171            22,791
Everest Re Group Ltd.                                                     187            18,547
F.N.B. Corp.                                                              615            10,412
Fannie Mae (a)                                                            521            30,874
Federal Realty Investment Trust                                           154            12,343
Federated Investors, Inc.                                                 291             9,978
Felcor Lodging Trust, Inc.                                                556            11,543
Fidelity National Financial, Inc. (a)                                     545            12,154
Fidelity National Title Group, Class A                                    571            12,568
Fifth Third Bancorp (a)                                                   244             9,723
First American Corp. (a)                                                  254            10,371
First Bancorp (Puerto Rico) (a)                                           643             6,366
First Horizon National Corp.                                              375            14,745
First Marblehead Corp. (a)                                                 96             6,475
First Midwest Bancorp (a)                                                 420            15,973
First Niagara Financial Group, Inc.                                     1,069            15,308
FirstMerit Corp. (a)                                                      708            16,440
Forest City Enterprises, Inc. Class A                                     166             9,113
Franklin Resources, Inc. (a)                                              133            15,157
Freddie Mac (a)                                                           372            25,664
Fremont General Corp. (a)                                                 653             9,488
Friedman Billings Ramsey Group, Inc. Class A                              503             3,838
Fulton Financial Corp.                                                  1,493            23,903
Genworth Financial, Inc. Class A                                          354            11,838
Glenborough Realty Trust, Inc.                                            277             7,196
Goldman Sachs Group, Inc.                                                 198            37,578
Greater Bay Bancorp (a)                                                   464            11,948
Hancock Holding Co.                                                        87             4,463
Harbor Florida Bancshares, Inc.                                           137             6,221
Hartford Financial Services Group, Inc. (a)                               158            13,773
HCC Insurance Holdings, Inc. (a)                                          375            12,623
Health Care Property Investors, Inc.                                      648            20,347
Health Care REIT, Inc.                                                    522            21,548
Healthcare Realty Trust, Inc.                                             426            17,253
Highwoods Properties, Inc.                                                486            18,565
Hilb Rogal & Hobbs Co. (a)                                                257            10,259
Horace Mann Educators Corp.                                               367             7,391
Hospitality Properties Trust                                              202             9,789
HRPT Properties Trust                                                   1,899            22,598
Hudson City Bancorp, Inc.                                               1,561            21,433
Huntington Bancshares, Inc. (a)                                           656            16,013
IMPAC Mortgage Holdings, Inc.                                             606             5,739
IndyMac Bancorp, Inc.                                                     616            27,997
International Bancshares Corp.                                            169             5,185
Investment Technology Group, Inc. (a)                                     343            16,018
Investors Financial Services Corp. (a)                                    183             7,196
IPC Holdings Ltd.                                                         215             6,459
iStar Financial, Inc.                                                     338            15,660
Janus Capital Group, Inc.                                                 690            13,855
Jones Lang LaSalle, Inc.                                                   97             8,924
JPMorgan Chase & Co.                                                    1,829            86,767
KeyCorp (a)                                                               211             7,837
Kilroy Realty Corp.                                                       236            17,778
Kimco Realty Corp.                                                        717            31,858
KKR Financial Corp.                                                       272             7,298
Knight Capital Group, Inc. Class A                                        972            18,128
LaBranche & Co., Inc.                                                     669             5,934

LaSalle Hotel Properties                                                  287            12,126
Lazard Ltd.                                                               269            11,406
Legg Mason, Inc. (a)                                                       85             7,652
Lehman Brothers Holdings, Inc. (a)                                        292            22,729
Lexington Corporate Properties Trust                                      455             9,692
Liberty Property Trust                                                    268            12,918
Lincoln National Corp. (a)                                                224            14,181
Loews Corp. (a)                                                           241             9,380
M&T Bank Corp. (a)                                                         46             5,603
Macerich Co.                                                              201            16,150
Mack-Cali Realty Corp.                                                    556            29,412
MAF Bancorp, Inc. (a)                                                     301            12,970
Markel Corp.                                                               27            10,787
Marsh & McLennan Cos. (a)                                                 347            10,216
Marshall & Ilsley Corp. (a)                                               688            32,983
MasterCard, Inc. Class A                                                  208            15,413
MBIA, Inc. (a)                                                            412            25,552
Mellon Financial Corp. (a)                                                214             8,303
Mercantile Bankshares Corp. (a)                                           374            16,860
Mercury General Corp.                                                      89             4,608
Merrill Lynch & Co., Inc. (a)                                             481            42,048
MetLife, Inc.                                                             271            15,482
MGIC Investment Corp. (a)                                                 290            17,040
Mid-America Apartment Communities, Inc.                                   193            12,284
Montpelier Re Holdings Ltd.                                               347             6,159
Moody's Corp.                                                             195            12,929
Morgan Stanley (a)                                                        500            38,215
Nasdaq Stock Market, Inc. (a)                                             262             9,361
National City Corp. (a)                                                   297            11,063
National Financial Partners Corp.                                         240             9,456
Nationwide Financial Services, Inc. Class A (a)                           471            23,983
Nationwide Health Properties, Inc.                                        721            20,722
NetBank, Inc.                                                             447             2,374
New Century Financial Corp.                                               458            18,036
New Plan Excel Realty Trust, Inc.                                         314             9,043
New York Community Bancorp, Inc.                                          732            11,968
NewAlliance Bancshares, Inc.                                              993            15,372
North Fork Bancorp                                                        217             6,202
NovaStar Financial, Inc.                                                  284             9,065
Nuveen Investments, Inc.                                                  253            12,473
NYSE Group, Inc.                                                           43             3,182
Ohio Casualty Corp.                                                       576            15,800
Old National Bancorp                                                      626            11,881
Old Republic International Corp. (a)                                      651            14,667
Pacific Capital Bancorp                                                   391            12,027
Park National Corp.                                                        81             8,213
PartnerRe Ltd.                                                            166            11,607
Pennsylvania Real Estate Investment Trust                                 304            13,102
Philadelphia Consolidated Holding Co. (a)                                 479            18,738
Phoenix Cos., Inc.                                                      1,018            16,125
Platinum Underwriters Holdings Ltd.                                       490            14,631
Plum Creek Timber Co., Inc. REIT                                          559            20,090
PMI Group, Inc.                                                           285            12,155
PNC Financial Services Group, Inc. (a)                                    153            10,715
Popular, Inc.                                                             744            13,533
Potlatch Corp. REIT                                                       351            14,251
Principal Financial Group, Inc.                                           139             7,852
ProAssurance Corp.                                                        222            10,811
Progressive Corp. (a)                                                     536            12,955
Protective Life Corp. (a)                                                 196             8,673
Provident Bankshares Corp.                                                299            10,806
Provident Financial Services, Inc.                                        623            11,426

Prudential Financial, Inc.                                                262            20,156
Public Storage, Inc.                                                      413            37,050
Radian Group, Inc. (a)                                                    262            13,965
Rayonier, Inc. REIT (a)                                                   257            10,534
Realty Income Corp.                                                       758            20,011
Reckson Associates Realty Corp.                                           349            15,398
Redwood Trust, Inc. (a)                                                   212            11,654
Regency Centers Corp.                                                     217            15,659
Regions Financial Corp.                                                   237             8,994
Reinsurance Group of America, Inc.                                         98             5,527
RenaissanceRe Holdings Ltd.                                               216            11,750
Republic Bancorp, Inc. (a)                                                640             8,563
Safeco Corp. (a)                                                          375            21,821
Saxon Capital, Inc.                                                       482             6,820
SEI Investments Co. (a)                                                   205            11,537
Selective Insurance Group, Inc. (a)                                       194            10,719
Simon Property Group, Inc.                                                171            16,604
Sky Financial Group, Inc.                                                 328             8,216
SL Green Realty Corp.                                                     138            16,705
SLM Corp.                                                                 323            15,724
South Financial Group, Inc.                                               674            17,881
Sovereign Bancorp, Inc.                                                 1,001            23,883
St. Joe Co.                                                               207            11,132
St. Paul Travelers Cos., Inc. (a)                                         359            18,356
StanCorp Financial Group, Inc. (a)                                        397            18,139
Sterling Bancshares, Inc.                                                 392             7,178
Sunstone Hotel Investors, Inc. REIT                                       557            16,409
SunTrust Banks, Inc. (a)                                                  187            14,771
Susquehanna Bancshares, Inc.                                              420            10,496
SVB Financial Group                                                       248            11,413
SWS Group, Inc.                                                           172             4,780
Synovus Financial Corp. (a)                                               785            23,063
T. Rowe Price Group, Inc.                                                 760            35,956
Taubman Centers, Inc.                                                     355            16,650
TCF Financial Corp.                                                       391            10,178
TD Ameritrade Holding Corp.                                               124             2,042
TD Banknorth, Inc.                                                        359            10,619
Thornburg Mortgage, Inc.                                                  295             7,576
Torchmark Corp. (a)                                                       315            19,429
Trustco Bank Corp.                                                        638             7,050
Trustmark Corp.                                                           445            14,089
U.S. Bancorp                                                              958            32,419
UCBH Holdings, Inc.                                                       911            15,615
UnionBanCal Corp.                                                         170             9,789
United Bankshares, Inc.                                                   373            14,245
United Dominion Realty Trust, Inc.                                        417            13,498
Unitrin, Inc.                                                             134             5,753
UnumProvident Corp. (a)                                                 1,085            21,461
Valley National Bancorp                                                   352             9,173
Ventas, Inc.                                                              312            12,162
W Holding Co., Inc.                                                     1,198             6,817
Wachovia Corp.                                                          1,305            72,427
Waddell & Reed Financial, Inc.                                            280             7,140
Washington Federal, Inc.                                                  783            18,197
Washington Mutual, Inc. (a)                                               497            21,023
Webster Financial Corp.                                                   508            24,547
Weingarten Realty Investors                                               249            11,579
Wells Fargo & Co. (a)                                                   1,664            60,386
Westamerica Bancorp                                                       222            11,067
White Mountains Insurance Group Ltd.                                       23            13,058
Whitney Holding Corp. (a)                                                 567            18,518
Willis Group Holdings Ltd.                                                362            13,767

Wilmington Trust Corp. (a)                                                205             8,524
Wintrust Financial Corp.                                                  219            10,569
XL Capital Ltd. Class A                                                    91             6,420
                                                                                ---------------
                                                                                      4,262,612
                                                                                ---------------
HEALTH CARE (9.6%)
Abbott Laboratories (a)                                                   810            38,483
Advanced Medical Optics, Inc.                                             145             5,923
Aetna, Inc.                                                               443            18,260
Affymetrix, Inc. (a)                                                      216             5,508
Albany Molecular Research, Inc.                                           219             2,608
Alcon, Inc.                                                                64             6,789
Alexion Pharmaceuticals, Inc.                                             227             8,481
Alkermes, Inc. (a)                                                        809            13,591
Allergan, Inc. (a)                                                        120            13,860
American Medical Systems Holdings, Inc.                                   445             7,925
Amgen, Inc.                                                               913            69,306
Amylin Pharmaceuticals, Inc.                                              294            12,924
Applied Biosystems Group-Applera Corp.                                    614            22,902
Apria Healthcare Group, Inc. (a)                                          409             9,526
Arthrocare Corp.                                                          226             9,133
Barr Pharmaceuticals, Inc.                                                272            14,245
Bausch & Lomb, Inc. (a)                                                   155             8,299
Beckman Coulter, Inc. (a)                                                 181            10,420
Becton Dickinson & Co. (a)                                                182            12,745
Bio-Rad Laboratories, Inc. Class A                                        129             9,471
Biogen Idec, Inc.                                                         262            12,471
BioMarin Pharmaceutical, Inc.                                             684            10,965
Biomet, Inc. (a)                                                          190             7,190
Biosite, Inc.                                                             139             6,384
Boston Scientific Corp.                                                 1,056            16,801
Bristol-Myers Squibb Co. (a)                                            1,053            26,062
C.R. Bard, Inc. (a)                                                       307            25,162
Caremark Rx, Inc.                                                         348            17,132
Celera Genomics Group-Applera Corp.                                       667            10,352
Celgene Corp.                                                             223            11,917
Cephalon, Inc.                                                            166            11,650
Charles River Laboratories International, Inc.                            211             9,056
CIGNA Corp. (a)                                                            56             6,551
Community Health Systems, Inc.                                            255             8,275
Cooper Cos. (a)                                                           126             7,261
Covance, Inc.                                                             184            10,764
Coventry Health Care, Inc.                                                475            22,301
Cubist Pharmaceuticals, Inc.                                              390             8,685
CV Therapeutics, Inc.                                                     404             5,232
Cyberonics, Inc.                                                          175             3,155
Cytyc Corp.                                                               334             8,824
Dade Behring Holdings, Inc.                                               262             9,545
DaVita, Inc.                                                              293            16,300
Dentsply International, Inc. (a)                                          408            12,762
Edwards Lifesciences Corp.                                                416            17,859
Eli Lilly & Co. (a)                                                       559            31,310
Endo Pharmaceuticals Holdings, Inc.                                       393            11,216
Enzo Biochem, Inc.                                                        281             4,018
eResearch Technology, Inc.                                                308             2,532
Express Scripts, Inc.                                                      86             5,480
Fisher Scientific International, Inc.                                     360            30,823
Forest Laboratories, Inc.                                                 272            13,312
Gen-Probe, Inc.                                                           474            22,690
Genentech, Inc.                                                           362            30,155
Genzyme Corp.                                                             200            13,502
Gilead Sciences, Inc.                                                     355            24,460

Haemonetics Corp. (a)                                                     176             8,026
Health Management Associates, Inc. Class A                                702            13,829
Health Net, Inc.                                                          323            13,408
Healthways, Inc.                                                          238            10,079
Henry Schein, Inc. (a)                                                    254            12,621
Hologic, Inc.                                                             413            19,886
Hospira, Inc.                                                             439            15,958
Human Genome Sciences, Inc.                                             1,043            13,924
Humana, Inc. (a)                                                          471            28,260
ICOS Corp.                                                                191             6,059
IDEXX Laboratories, Inc. (a)                                              235            19,554
ImClone Systems, Inc. (a)                                                 191             5,976
Immucor, Inc. (a)                                                         469            12,912
Incyte Corp.                                                              737             3,508
InterMune, Inc.                                                           209             4,619
Intuitive Surgical, Inc.                                                  111            11,009
Invacare Corp. (a)                                                        295             6,440
Invitrogen Corp.                                                          155             8,992
Johnson & Johnson (a)                                                   2,300           155,019
Kinetic Concepts, Inc.                                                    170             5,909
King Pharmaceuticals, Inc.                                                736            12,313
Kyphon, Inc.                                                              333            13,154
Laboratory Corp. of America Holdings                                      390            26,711
Lincare Holdings, Inc.                                                    294             9,867
Magellan Health Services, Inc.                                            296            12,917
Manor Care, Inc. (a)                                                      206             9,886
Medarex, Inc.                                                             977            12,623
Medco Health Solutions, Inc.                                              238            12,733
Medicines Co.                                                             434            11,267
Medicis Pharmaceutical Corp.                                              380            13,315
Medimmune, Inc.                                                           729            23,357
Medtronic, Inc. (a)                                                       891            43,374
Mentor Corp.                                                              312            14,602
Merck & Co., Inc. (a)                                                   1,146            52,051
MGI Pharma, Inc.                                                          541            10,295
Millennium Pharmaceuticals, Inc.                                          932            10,904
Millipore Corp. (a)                                                       145             9,357
Molecular Devices Corp.                                                   136             2,739
Mylan Laboratories, Inc. (a)                                              663            13,592
Myriad Genetics, Inc.                                                     351             9,438
Nabi Biopharmaceuticals                                                   582             3,830
Nektar Therapeutics                                                       593             8,557
Neurocrine Biosciences, Inc.                                              254             2,934
Noven Pharmaceuticals, Inc.                                               190             4,220
Onyx Pharmaceuticals, Inc.                                                376             7,061
OSI Pharmaceuticals, Inc.                                                 178             6,814
Par Pharmaceutical Cos., Inc.                                             281             5,477
PAREXEL International Corp. (a)                                           218             6,453
Patterson Cos., Inc.                                                      341            11,202
PDL BioPharma, Inc.                                                       289             6,107
Pediatrix Medical Group, Inc. (a)                                         332            14,917
Perrigo Co.                                                               804            14,384
Pfizer, Inc. (a)                                                        3,884           103,508
Pharmaceutical Product Development, Inc.                                  289             9,147
PolyMedica Corp.                                                          167             6,939
PSS World Medical, Inc.                                                   543            10,925
Psychiatric Solutions, Inc.                                               424            14,077
Quest Diagnostics, Inc. (a)                                                81             4,029
Regeneron Pharmaceuticals, Inc.                                           416             8,341
ResMed, Inc.                                                              193             8,490
Respironics, Inc. (a)                                                     204             7,205
Savient Pharmaceuticals, Inc.                                             584             4,444

Sepracor, Inc.                                                            308            15,942
Sierra Health Services, Inc. (a)                                          362            12,395
St. Jude Medical, Inc. (a)                                                284             9,755
Stryker Corp. (a)                                                         216            11,295
Sunrise Senior Living, Inc.                                               329            10,268
Techne Corp.                                                              254            14,194
Telik, Inc.                                                               372             7,049
Tenet Healthcare Corp. (a)                                              1,423            10,046
United Surgical Partners International, Inc.                              302             7,496
United Therapeutics Corp.                                                 158             9,456
UnitedHealth Group, Inc.                                                1,005            49,024
Universal Health Services, Inc. Class B                                   142             7,519
Varian Medical Systems, Inc. (a)                                          384            21,066
Varian, Inc.                                                              224            10,503
Ventana Medical Systems, Inc.                                             247             9,976
Vertex Pharmaceuticals, Inc.                                              317            12,870
Viasys Healthcare, Inc.                                                   252             7,220
Waters Corp.                                                              325            16,185
Watson Pharmaceuticals, Inc.                                              317             8,530
WellCare Health Plans, Inc.                                               277            16,274
WellPoint, Inc.                                                           484            36,939
Wyeth                                                                     715            36,486
Zimmer Holdings, Inc.                                                     191            13,754
                                                                                ---------------
                                                                                      2,116,339
                                                                                ---------------
INDUSTRIALS (12.5%)
AAR Corp. (a)                                                             292             7,604
Accenture Ltd. Class A                                                    432            14,217
Actuant Corp. Class A                                                     189             9,703
Acuity Brands, Inc. (a)                                                   353            17,488
Administaff, Inc. (a)                                                     202             6,959
Aeroflex, Inc. (a)                                                        674             7,279
Affiliated Computer Services, Inc. Class A (a)                            323            17,274
AGCO Corp.                                                                817            21,855
Agilent Technologies, Inc.                                                317            11,285
Alexander & Baldwin, Inc. (a)                                             305            14,039
Alliance Data Systems Corp.                                               204            12,387
Alliant Techsystems, Inc.                                                 263            20,306
Allied Waste Industries, Inc. (a)                                         897            10,899
Ametek, Inc. (a)                                                          179             8,356
Amphenol, Inc.                                                            257            17,450
Anixter International, Inc. (a)                                           231            13,805
Aptargroup, Inc.                                                          227            12,465
Armor Holdings, Inc.                                                      226            11,630
Arrow Electronics, Inc.                                                   360            10,746
Astec Industries, Inc.                                                    131             4,178
Automatic Data Processing, Inc. (a)                                       446            22,050
Avnet, Inc. (a)                                                           415             9,827
AVX Corp.                                                                 177             2,790
Ball Corp. (a)                                                            299            12,435
BearingPoint, Inc.                                                        631             5,256
Bemis Co., Inc. (a)                                                       320            10,758
Benchmark Electronics, Inc.                                               479            12,717
Boeing Co. (a)                                                            522            41,686
Bowne & Co.                                                               289             4,517
Brink's Co.                                                               324            17,007
Bucyrus International, Inc. Class A                                       253            10,601
C.H. Robinson Worldwide, Inc.                                             500            20,870
Carlisle Cos. (a)                                                         217            18,161
Ceradyne, Inc.                                                            179             7,384
Ceridian Corp.                                                            452            10,654
CheckFree Corp.                                                           222             8,765

Checkpoint Systems, Inc. (a)                                              340             6,191
Chesapeake Corp. (a)                                                      192             2,978
Choicepoint, Inc.                                                         260             9,461
Clarcor, Inc. (a)                                                         360            11,729
Cognex Corp.                                                              306             7,047
Coherent, Inc.                                                            247             7,961
Con-way, Inc.                                                             133             6,274
Convergys Corp.                                                           420             8,908
Cooper Industries, Ltd.                                                   329            29,429
Corporate Executive Board Co.                                             121            10,868
Corrections Corp. of America                                              543            24,810
Cummins, Inc. (a)                                                         136            17,269
Curtiss-Wright Corp. (a)                                                  302            10,220
Danaher Corp. (a)                                                         199            14,282
Deere & Co. (a)                                                           122            10,386
Deluxe Corp. (a)                                                          506            11,471
Dionex Corp.                                                              144             7,834
Donaldson Co., Inc. (a)                                                   511            19,188
Dover Corp. (a)                                                           649            30,828
DRS Technologies, Inc.                                                    272            12,028
Eagle Materials, Inc.                                                     375            13,763
EGL, Inc.                                                                 218             7,410
Electro Scientific Industries, Inc.                                       280             5,586
ElkCorp.                                                                  154             3,868
EMCOR Group, Inc. (a)                                                     217            12,836
Energy Conversion Devices, Inc.                                           282            10,375
ESCO Technologies, Inc.                                                   182             7,902
Esterline Technologies Corp. (a)                                          236             8,897
Expeditors International of Washington, Inc.                              624            29,584
Fastenal Co.                                                              413            16,619
FedEx Corp. (a)                                                           218            24,970
Fidelity National Information Services, Inc.                              264            10,974
First Data Corp. (a)                                                      591            14,332
Fiserv, Inc.                                                              510            25,194
Flextronics International Ltd.                                          1,719            19,940
Flir Systems, Inc.                                                        477            15,235
Flowserve Corp. (a)                                                       235            12,455
Fluor Corp.                                                               255            20,000
Fortune Brands, Inc. (a)                                                   87             6,695
Forward Air Corp.                                                         253             8,215
Foster Wheeler Ltd.                                                       177             7,956
FTI Consulting, Inc.                                                      286             8,125
FuelCell Energy, Inc.                                                     388             2,569
Gardner Denver, Inc. (a)                                                  377            12,814
General Cable Corp. (a)                                                   372            13,987
General Dynamics Corp. (a)                                                194            13,793
General Electric Co. (a)                                                5,656           198,581
General Maritime Corp.                                                    226             8,258
Genlyte Group, Inc.                                                        80             6,181
Global Payments, Inc.                                                     230            10,053
Goodrich Corp. (a)                                                        417            18,386
Graco, Inc. (a)                                                           174             7,092
GrafTech International Ltd.                                               946             5,723
Granite Construction, Inc.                                                250            13,025
Harsco Corp. (a)                                                          104             8,490
Honeywell International, Inc. (a)                                         387            16,300
Hubbell, Inc. Class B (a)                                                 157             7,775
IDEX Corp. (a)                                                            395            18,526
Ingersoll-Rand Co. Ltd. Class A                                           166             6,094
Insituform Technologies, Inc. Class A                                     262             6,123
Iron Mountain, Inc.                                                       323            14,009
Itron, Inc. (a)                                                           204            11,106

ITT Corp. (a)                                                             541            29,425
J.B. Hunt Transport Services, Inc.                                        300             6,492
Jabil Circuit, Inc.                                                       519            14,900
Jacobs Engineering Group, Inc.                                            170            12,842
JLG Industries, Inc. (a)                                                  268             7,410
Joy Global, Inc.                                                          343            13,415
Kaman Corp.                                                               214             4,363
Kansas City Southern                                                      657            18,652
Kaydon Corp. (a)                                                          226             9,447
Kemet Corp.                                                               743             5,461
Kennametal, Inc. (a)                                                      268            16,538
L-3 Communications Holdings, Inc.                                         352            28,343
Landstar System, Inc.                                                     409            18,994
Lincoln Electric Holdings, Inc.                                           319            19,615
Littelfuse, Inc. (a)                                                      175             5,926
Lockheed Martin Corp. (a)                                                 269            23,384
Louisiana-Pacific Corp. (a)                                               318             6,290
Manitowoc Co. (a)                                                         453            24,861
Manpower, Inc. (a)                                                        279            18,908
Martin Marietta Materials, Inc. (a)                                       138            12,144
Masco Corp. (a)                                                           203             5,613
McDermott International, Inc. (a)                                         327            14,617
MDU Resources Group, Inc. (a)                                             505            12,968
MeadWestvaco Corp.                                                        560            15,411
Methode Electronics, Inc. (a)                                             362             4,007
Mettler-Toledo International, Inc.                                        113             7,757
Molex, Inc. Class A                                                       229             6,767
Monster Worldwide, Inc.                                                   317            12,842
Moog, Inc. Class A (a)                                                    301            11,227
MSC Industrial Direct Co. (a)                                             363            14,854
Mueller Industries, Inc.                                                  300            11,001
National Instruments Corp.                                                368            11,474
Navigant Consulting, Inc.                                                 324             5,770
Navistar International Corp. (a)                                          227             6,295
NCO Group, Inc.                                                           256             6,902
Newport Corp.                                                             368             7,956
Nordson Corp.                                                             208             9,578
Northrop Grumman Corp. (a)                                                165            10,954
Old Dominion Freight Line, Inc.                                           263             7,275
OMI Corp. (a)                                                             586            13,080
Oshkosh Truck Corp.                                                       215             9,720
Owens-Illinois, Inc. (a)                                                  430             7,138
Packaging Corp. of America                                                279             6,409
Pactiv Corp. (a)                                                          413            12,737
Pall Corp. (a)                                                            378            12,058
Parker Hannifin Corp. (a)                                                 382            31,947
Paychex, Inc. (a)                                                         261            10,304
PerkinElmer, Inc. (a)                                                   1,091            23,304
Power-One, Inc.                                                           726             4,966
Powerwave Technologies, Inc.                                              998             6,497
Precision Castparts Corp. (a)                                             390            26,543
Quanta Services, Inc.                                                     918            16,799
R.R. Donnelley & Sons Co. (a)                                             655            22,178
Raytheon Co.                                                              232            11,588
Republic Services, Inc.                                                   368            15,092
Resources Connection, Inc.                                                331             9,579
Robert Half International, Inc.                                           506            18,494
Rockwell Automation Corp. (a)                                             128             7,936
Rockwell Collins, Inc.                                                    512            29,737
Roper Industries, Inc.                                                    251            12,010
Ryder System, Inc. (a)                                                    187             9,846
Sanmina-SCI Corp.                                                       1,603             6,332

Sealed Air Corp. (a)                                                      246            14,642
Shaw Group, Inc. (a)                                                      702            18,645
Smurfit-Stone Container Corp.                                             771             8,219
Solectron Corp.                                                         2,954             9,866
Sonoco Products Co. (a)                                                   300            10,644
Spherion Corp.                                                            561             4,067
SPX Corp.                                                                 175            10,066
Stamps.com, Inc.                                                          173             2,777
Stericycle, Inc. (a)                                                      315            22,274
Symbol Technologies, Inc.                                                 768            11,466
TASER International, Inc.                                                 482             4,487
Tektronix, Inc. (a)                                                       252             7,653
Teleflex, Inc. (a)                                                        254            15,799
Teletech Holdings, Inc.                                                   343             6,658
Temple-Inland, Inc. (a)                                                   348            13,725
Terex Corp. (a)                                                           302            15,632
Tetra Tech, Inc.                                                          509             9,254
Texas Industries, Inc. (a)                                                158             9,812
Thomas & Betts Corp. (a)                                                  157             8,090
Timken Co. (a)                                                            287             8,624
Toro Co. (a)                                                              302            13,034
Trimble Navigation Ltd.                                                   374            17,286
Trinity Industries, Inc. (a)                                              252             9,087
Tyco International Ltd. (a)                                             1,090            32,078
Union Pacific Corp. (a)                                                   139            12,598
United Parcel Service, Inc. Class B                                       511            38,503
United Rentals, Inc. (a)                                                  597            14,143
USG Corp.                                                                 231            11,294
UTi Worldwide, Inc.                                                       258             6,669
Veeco Instruments, Inc.                                                   254             4,747
Viad Corp.                                                                198             7,316
Vishay Intertechnology, Inc.                                              509             6,866
Vulcan Materials Co. (a)                                                  268            21,837
W.W. Grainger, Inc. (a)                                                   238            17,322
Wabash National Corp. (a)                                                 298             4,181
Wabtec                                                                    389            12,211
Walter Industries, Inc.                                                   326            15,156
Washington Group International, Inc.                                      217            12,287
Waste Connections, Inc.                                                   324            13,184
Waste Management, Inc. (a)                                                280            10,494
Watsco, Inc. (a)                                                          174             8,665
Werner Enterprises, Inc.                                                  512             9,395
Wesco International, Inc.                                                 137             8,942
Western Union Co.                                                         591            13,032
World Fuel Services Corp. (a)                                             227             9,766
Zebra Technologies Corp. Class A                                          210             7,827
                                                                                ---------------
                                                                                      2,769,673
                                                                                ---------------
OIL & GAS (6.1%)
Anadarko Petroleum Corp. (a)                                              239            11,094
Apache Corp. (a)                                                          170            11,104
Atwood Oceanics, Inc.                                                     192             8,870
Baker Hughes, Inc. (a)                                                    265            18,298
BJ Services Co.                                                           225             6,786
Cabot Oil & Gas Corp. (a)                                                 340            17,989
Cameron International Corp.                                               333            16,683
Cheniere Energy, Inc.                                                     355             9,344
Chesapeake Energy Corp. (a)                                               157             5,093
Chevron Corp.                                                           1,162            78,085
Cimarex Energy Co.                                                        280            10,086
ConocoPhillips                                                            849            51,144
Denbury Resources, Inc. (a)                                               303             8,708
Devon Energy Corp.                                                        216            14,437

Diamond Offshore Drilling, Inc. (a)                                        33             2,285
Dynegy, Inc. Class A                                                    3,584            21,791
El Paso Corp.                                                           2,188            29,976
Encore Acquisition Co.                                                    325             8,138
ENSCO International, Inc. (a)                                             445            21,792
EOG Resources, Inc.                                                       334            22,221
Exxon Mobil Corp.                                                       3,136           223,972
FMC Technologies, Inc.                                                    171            10,337
Global Industries Ltd. (a)                                                772            12,815
GlobalSantaFe Corp.                                                       164             8,512
Grant Prideco, Inc.                                                       377            14,239
Grey Wolf, Inc.                                                         1,726            12,082
Halliburton Co. (a)                                                       794            25,686
Hanover Compressor Co. (a)                                                828            15,335
Helix Energy Solutions Group, Inc.                                        216             6,977
Hess Corp.                                                                129             5,470
Holly Corp.                                                               385            18,311
Houston Exploration Co. (a)                                               197            10,670
Hydril                                                                    148             8,887
Input/Output, Inc.                                                        672             7,533
Kinder Morgan, Inc.                                                        89             9,354
Lone Star Technologies, Inc. (a)                                          202             9,753
Marathon Oil Corp.                                                        185            15,984
Nabors Industries Ltd.                                                    926            28,595
National Oilwell Varco, Inc.                                              116             7,006
Newpark Resources, Inc. (a)                                               864             5,080
Noble Corp.                                                               388            27,199
Noble Energy, Inc.                                                        531            25,823
Occidental Petroleum Corp. (a)                                            442            20,747
Oceaneering International, Inc.                                           352            12,668
OGE Energy Corp. (a)                                                      383            14,776
Parker Drilling Co. (a)                                                   961             7,871
Patterson-UTI Energy, Inc.                                                507            11,762
Penn Virginia Corp.                                                       149            10,661
Plains Exploration & Production Co.                                       254            10,742
Pogo Producing Co.                                                        158             7,071
Pride International, Inc.                                                 463            12,783
Quicksilver Resources, Inc.                                               171             5,862
Range Resources Corp. (a)                                                 364             9,883
Rowan Cos., Inc. (a)                                                      321            10,715
Schlumberger Ltd. (a)                                                     910            57,403
SEACOR Holding, Inc. (a)                                                  164            14,675
Smith International, Inc.                                                 623            24,596
Southwestern Energy Co. (a)                                               490            17,434
St. Mary Land & Exploration Co.                                           402            14,991
Stone Energy Corp. (a)                                                    226             8,807
Sunoco, Inc. (a)                                                           75             4,960
Superior Energy Services, Inc.                                            639            20,001
Tesoro Corp. (a)                                                          204            13,044
Tetra Technologies, Inc. (a)                                              516            13,364
TODCO                                                                     424            14,471
Transocean, Inc. (a)                                                      256            18,570
Unit Corp. (a)                                                            348            16,144
Valero Energy Corp. (a)                                                   322            16,850
Veritas DGC, Inc. (a)                                                     240            17,282
W-H Energy Services, Inc.                                                 236            11,052
Weatherford International Ltd.                                            273            11,215
Williams Cos. (a)                                                         300             7,329
XTO Energy, Inc.                                                          395            18,431
                                                                                ---------------
                                                                                      1,339,704
                                                                                ---------------
TECHNOLOGY (12.7%)
3Com Corp. (a)                                                          1,338             6,503

Actel Corp.                                                               249             4,081
Actuate Corp.                                                             582             3,038
Adaptec, Inc. (a)                                                       1,123             5,087
ADC Telecommunications, Inc.                                              348             4,980
Adobe Systems, Inc. (a)                                                   465            17,786
Adtran, Inc.                                                              465            10,760
Advanced Micro Devices, Inc.                                              404             8,593
Advent Software, Inc.                                                     165             6,108
Agere Systems, Inc.                                                     1,495            25,385
Agile Software Corp.                                                      514             3,464
Agilysys, Inc.                                                            294             4,360
Akamai Technologies, Inc.                                                 459            21,509
Altera Corp.                                                            1,063            19,602
American Power Conversion Corp.                                           556            16,808
American Tower Corp. Class A                                              336            12,103
Amkor Technology, Inc.                                                    927             6,406
Analog Devices, Inc.                                                      284             9,037
Andrew Corp.                                                              541             5,010
Ansys, Inc. (a)                                                           229            10,534
Apple Computer, Inc.                                                      654            53,026
Applied Materials, Inc. (a)                                             1,256            21,842
Ariba, Inc.                                                               727             5,489
Asyst Technologies, Inc. (a)                                              468             3,477
ATMI, Inc.                                                                261             8,271
Audiovox Corp. Class A                                                    172             2,257
Autodesk, Inc. (a)                                                        678            24,917
Avaya, Inc.                                                             1,369            17,537
Avocent Corp.                                                             344            12,628
Axcelis Technologies, Inc.                                                978             6,748
BEA Systems, Inc.                                                       1,184            19,264
Borland Software Corp.                                                    752             4,151
Broadcom Corp.                                                            322             9,747
Brocade Communications Systems, Inc.                                    2,369            19,213
Brooks Automation, Inc.                                                   674             9,571
C-COR, Inc. (a)                                                           460             4,595
Cabot Microelectronics Corp.                                              195             5,567
Caci International, Inc. Class A                                          210            12,083
Cadence Design Systems, Inc.                                              831            14,842
CDW Corp.                                                                 183            12,018
Cerner Corp. (a)                                                          175             8,454
Check Point Software Technologies Ltd.                                    547            11,334
Ciber, Inc.                                                               527             3,610
Ciena Corp.                                                             2,594            60,985
Cisco Systems, Inc.                                                     4,760           114,858
Citrix Systems, Inc. (a)                                                  581            17,157
Cognizant Technology Solutions Corp.                                      405            30,488
Computer Sciences Corp. (a)                                               562            29,702
Compuware Corp.                                                         1,136             9,133
Conexant Systems, Inc.                                                  4,282             8,264
Corning, Inc. (a)                                                       1,218            24,884
Cree, Inc.                                                                530            11,655
Crown Castle International Corp.                                          585            19,685
CSG Systems International, Inc. (a)                                       428            11,547
Cymer, Inc.                                                               257            11,907
Cypress Semiconductor Corp.                                             1,209            20,299
Dell, Inc.                                                              1,553            37,784
Dendrite International, Inc.                                              361             3,772
Digital River, Inc.                                                       296            17,124
DST Systems, Inc.                                                         185            11,431
Dycom Industries, Inc.                                                    344             8,019
EarthLink, Inc.                                                         1,165             8,178
Electronics for Imaging, Inc. (a)                                         485            11,465

EMC Corp.                                                               1,850            22,663
Emulex Corp.                                                              748            14,062
Equinix, Inc.                                                             195            13,338
Exar Corp.                                                                348             4,514
Extreme Networks, Inc.                                                  1,031             3,918
F5 Networks, Inc.                                                         303            20,056
Fair Isaac Corp. (a)                                                      183             6,703
Fairchild Semiconductor International, Inc.                               403             6,492
FormFactor, Inc.                                                          340            12,981
Gateway, Inc. (a)                                                       2,443             4,104
Google, Inc. Class A                                                      170            80,986
Harmonic, Inc.                                                            717             5,815
Harris Corp. (a)                                                          392            16,699
Hewlett-Packard Co. (a)                                                 1,479            57,296
Hyperion Solutions Corp.                                                  409            15,297
Ikon Office Solutions, Inc. (a)                                           825            12,301
Informatica Corp.                                                         693             8,586
InfoSpace, Inc.                                                           248             5,012
Ingram Micro, Inc. Class A (a)                                            637            13,129
Insight Enterprises, Inc.                                                 439             9,434
Intel Corp. (a)                                                         4,497            95,965
Inter-Tel, Inc. (a)                                                       200             4,138
InterDigital Communications Corp. (a)                                     380            13,589
Intergraph Corp. (a)                                                      212             9,262
Intermec, Inc.                                                            395             8,927
International Business Machines Corp. (a)                                 863            79,681
International Rectifier Corp.                                             202             7,266
Intersil Corp. Class A                                                    470            11,022
Interwoven, Inc.                                                          373             4,745
Intuit, Inc.                                                              973            34,347
j2 Global Communications, Inc.                                            398            10,921
JDA Software Group, Inc.                                                  281             4,134
JDS Uniphase Corp.                                                        585             8,495
Juniper Networks, Inc.                                                    535             9,213
Keane, Inc. (a)                                                           436             5,053
KLA-Tencor Corp. (a)                                                      149             7,326
Kopin Corp. (a)                                                           552             1,971
Kronos, Inc.                                                              221             7,492
Kulicke & Soffa Industries, Inc.                                          551             4,948
Lam Research Corp. (a)                                                    399            19,731
Lattice Semiconductor Corp.                                             1,031             6,403
Lexmark International, Inc.                                               305            19,395
Linear Technology Corp. (a)                                               226             7,033
LSI Logic Corp. (a)                                                     1,180            11,859
Lucent Technologies, Inc. (a)                                           2,226             5,409
M-Systems Flash Disk Pioneers Ltd.                                        265             9,670
Macrovision Corp.                                                         443            11,788
Marvell Technology Group Ltd.                                             346             6,325
Maxim Integrated Products, Inc.                                           252             7,563
McDATA Corp. Class A                                                    1,153             6,538
MEMC Electronic Materials, Inc. (a)                                       507            17,999
Mentor Graphics Corp.                                                     690            11,640
Mercury Computer Systems, Inc.                                            208             2,563
Micron Technology, Inc. (a)                                             2,453            35,441
Micros Systems, Inc.                                                      264            13,116
Microsemi Corp.                                                           493             9,663
Microsoft Corp.                                                         6,838           196,318
Mindspeed Technologies, Inc.                                            1,070             1,873
Motorola, Inc. (a)                                                      1,862            42,938
MRV Communications, Inc.                                                1,210             4,138
National Semiconductor Corp. (a)                                        1,034            25,116
NCR Corp. (a)                                                             547            22,711

Network Appliance, Inc. (a)                                               284            10,366
Novell, Inc. (a)                                                        1,143             6,858
Novellus Systems, Inc.                                                    428            11,834
NVIDIA Corp.                                                            1,044            36,404
OmniVision Technologies, Inc.                                             393             6,453
Oracle Corp.                                                            3,018            55,742
Parametric Technology Corp.                                               979            19,130
Perot Systems Corp.                                                       762            11,240
Photronics, Inc. (a)                                                      368             5,148
Pitney Bowes, Inc. (a)                                                    128             5,979
PMC-Sierra, Inc. (a)                                                      768             5,092
Polycom, Inc.                                                             289             7,919
Presstek, Inc.                                                            272             1,673
Progress Software Corp.                                                   330             9,501
QLogic Corp.                                                              506            10,413
Qualcomm, Inc.                                                          1,283            46,688
Quantum Corp.                                                           2,041             4,449
Radisys Corp. (a)                                                         204             3,739
RealNetworks, Inc. (a)                                                    845             9,278
Red Hat, Inc. (a)                                                         493             8,075
RF Micro Devices, Inc.                                                  1,688            12,322
S1 Corp. (a)                                                              681             3,364
Salesforce.com, Inc.                                                      236             9,209
SanDisk Corp. (a)                                                         158             7,600
SBC Communications Corp. Class A                                          642            17,148
Silicon Image, Inc.                                                       577             6,826
Silicon Laboratories, Inc.                                                392            12,791
Silicon Storage Technology, Inc.                                          875             3,666
SiRF Technology Holdings, Inc.                                            372            10,461
Skyworks Solutions, Inc.                                                1,368             9,070
SonicWALL, Inc.                                                           618             6,489
SRA International, Inc. Class A                                           328            10,512
Stratex Networks, Inc.                                                    792             3,699
Sun Microsystems, Inc.                                                  1,760             9,557
Sybase, Inc. (a)                                                          812            19,772
Sycamore Networks, Inc.                                                 1,618             6,068
Symantec Corp.                                                            741            14,701
Synopsys, Inc.                                                            420             9,454
Tellabs, Inc. (a)                                                       1,249            13,164
Teradyne, Inc.                                                            590             8,272
Tessera Technologies, Inc.                                                370            12,917
Texas Instruments, Inc.                                                 1,129            34,073
TIBCO Software, Inc.                                                    1,796            16,613
Transaction Systems Architects, Inc. (a)                                  267             9,001
Transmeta Corp.                                                           924             1,090
Trident Microsystems, Inc.                                                458             9,682
Triquint Semiconductor, Inc. (a)                                        1,358             6,111
Ultratech, Inc.                                                           213             3,044
Unisys Corp.                                                            1,034             6,762
United Online, Inc.                                                       561             7,585
United Stationers, Inc.                                                   232            11,078
Varian Semiconductor Equipment Associates, Inc.                           412            15,034
Vignette Corp.                                                            287             4,678
webMethods, Inc.                                                          535             4,023
Websense, Inc.                                                            326             8,923
Wind River Systems, Inc. (a)                                              729             8,004
Xerox Corp.                                                               753            12,801
Xilinx, Inc.                                                              283             7,219
Yahoo!, Inc.                                                            1,030            27,130
                                                                                ---------------
                                                                                      2,793,137
                                                                                ---------------
TELECOMMUNICATIONS (1.9%)

Alltel Corp. (a)                                                          217            11,568
AT&T, Inc.                                                              2,015            69,014
BellSouth Corp. (a)                                                     1,075            48,483
CenturyTel, Inc. (a)                                                      374            15,050
Cincinnati Bell, Inc.                                                   2,220            10,412
Citizens Communications Co. Series B                                    1,021            14,968
Embarq Corp.                                                              498            24,078
Leap Wireless International, Inc.                                         138             7,653
NII Holdings, Inc.                                                        400            26,012
NTL, Inc.                                                                 785            21,219
Qwest Communications International, Inc.                                1,218            10,511
Sprint Nextel Corp. (a)                                                 1,537            28,727
Telephone & Data Systems, Inc.                                            153             7,474
Verizon Communications, Inc.                                            1,530            56,610
Windstream Corp.                                                        4,541            62,307
                                                                                ---------------
                                                                                        414,086
                                                                                ---------------
UTILITIES (4.4%)
AGL Resources, Inc. (a)                                                   661            24,788
Alliant Energy Corp.                                                      353            13,538
Ameren Corp. (a)                                                          642            34,731
American Electric Power Co., Inc. (a)                                     255            10,565
Aqua America, Inc.                                                        448            10,864
Aquila, Inc.                                                            3,378            15,505
Atmos Energy Corp. (a)                                                    727            22,341
Avista Corp.                                                              416            10,708
Black Hills Corp.                                                         293            10,111
CenterPoint Energy, Inc.                                                  826            12,786
Cleco Corp. (a)                                                           447            11,488
CMS Energy Corp. (a)                                                      666             9,917
Consolidated Edison, Inc. (a)                                             123             5,947
Constellation Energy Group, Inc. (a)                                      543            33,883
Core Laboratories N.V. (a)                                                181            13,193
Dominion Resources, Inc. (Virginia)                                       184            14,902
DPL, Inc. (a)                                                             365            10,483
DTE Energy Co. (a)                                                        541            24,578
Duke Energy Corp.                                                         646            20,439
Duquesne Light Holdings, Inc.                                             783            15,527
Edison International                                                      150             6,666
El Paso Electric Co.                                                      416             9,718
Energy East Corp. (a)                                                     448            10,891
Entergy Corp. (a)                                                         108             9,270
Evergreen Energy                                                          723             9,291
Exelon Corp.                                                              348            21,569
FirstEnergy Corp. (a)                                                     171            10,063
FPL Group, Inc. (a)                                                       194             9,894
Great Plains, Inc.                                                        391            12,723
Hawaiian Electric Industries, Inc.                                        727            20,371
IDACORP, Inc.                                                             377            14,865
KeySpan Corp.                                                             530            21,507
National Fuel Gas Co. (a)                                                 240             8,976
Nicor, Inc. (a)                                                           146             6,710
NiSource, Inc. (a)                                                        823            19,151
Northeast Utilities                                                       463            11,580
Northwest Natural Gas Co.                                                 237             9,805
NSTAR                                                                     324            11,272
ONEOK, Inc. (a)                                                           384            15,986
Peoples Energy Corp. (a)                                                  341            14,898
Pepco Holdings, Inc.                                                      573            14,566
PG&E Corp.                                                                178             7,679
Piedmont Natural Gas Co. (a)                                              652            17,604
Pinnacle West Capital Corp. (a)                                           296            14,152
PNM Resources, Inc.                                                       565            15,910

PPL Corp.                                                                 191             6,593
Progress Energy, Inc.                                                     126             5,796
Public Service Enterprise Group, Inc. (a)                                 158             9,646
Puget Energy, Inc.                                                        346             8,262
Questar Corp. (a)                                                         248            20,207
Reliant Energy, Inc.                                                      907            11,501
Scana Corp.                                                               311            12,428
Sempra Energy (a)                                                         129             6,842
Sierra Pacific Resources                                                1,849            28,031
Southern Co. (a)                                                          386            14,050
Southern Union Co. (a)                                                    947            26,213
Southwest Gas Corp. (a)                                                   387            13,886
Teco Energy, Inc. (a)                                                     607            10,009
UGI Corp. (a)                                                             938            24,857
UniSource Energy Corp. (a)                                                305            10,852
Vectren Corp.                                                             687            19,964
Westar Energy, Inc.                                                       774            19,598
WGL Holdings, Inc.                                                        440            14,278
Wisconsin Energy Corp. (a)                                                356            16,355
WPS Resources Corp. (a)                                                   416            22,135
Xcel Energy, Inc.                                                       1,219            26,903
                                                                                ---------------
                                                                                        979,817
                                                                                ---------------
TOTAL COMMON STOCKS (COST $19,071,479)                                               19,782,890
                                                                                ---------------
CORPORATE BONDS (2.0%)
BASIC MATERIALS (0.1%)
Burlington North Santa Fe, 7.00%, 12/15/25                              4,000             4,550
E.I. DuPont de Nemours & Co., 4.88%, 4/30/14                            3,000             2,919
United Technologies Corp., 4.88%, 5/1/15                                3,000             2,919
Weyerhaeuser Co., 6.95%, 8/1/17                                         4,000             4,181
                                                                                ---------------
                                                                                         14,569
                                                                                ---------------
CONSUMER GOODS (0.1%)
Anheuser-Busch Cos., Inc., 5.05%, 10/15/16                              4,000             3,878
Coca-Cola Enterprises, 8.50%, 2/1/22                                    4,000             5,129
Kimberly-Clark Corp., 5.00%, 8/15/13                                    7,000             6,946
Kraft Foods, Inc., 6.25%, 6/1/12                                        3,000             3,126
May Department Stores Co., 5.75%, 7/15/14                               4,000             3,953
                                                                                ---------------
                                                                                         23,032
                                                                                ---------------
CONSUMER SERVICES (0.2%)
Bottling Group LLC, 4.63%, 11/15/12                                     2,000             1,943
Comcast Corp., 6.50%, 11/15/35                                         13,000            13,274
Conagra Foods, 6.75%, 9/15/11                                           4,000             4,230
Procter & Gamble Co., 4.95%, 8/15/14                                    5,000             4,914
Target Corp., 5.88%, 3/1/12                                             4,000             4,130
Time Warner Cos., Inc., 7.57%, 2/1/24                                   7,000             7,692
Wal-Mart Stores, Inc., 4.55%, 5/1/13                                    8,000             7,744
                                                                                ---------------
                                                                                         43,927
                                                                                ---------------
FINANCIALS (1.0%)
Allstate Corp., 7.20%, 12/1/09                                          4,000             4,236
American General Finance, 5.38%, 10/1/12                               13,000            12,990
Bank One Corp., 2.63%, 6/30/08                                         17,000            16,306

Caterpillar Financial Services Corp., 5.05%, 12/1/10                    4,000             3,990
Citigroup, Inc., 6.63%, 1/15/28                                        14,000            15,491
Countrywide Financial Corp., 6.25%, 5/15/16                            16,000            16,297
Credit Suisse First Boston USA, Inc., 6.13%, 11/15/11                  13,000            13,514
First Union National, 7.80%, 8/18/10                                    7,000             7,595
Goldman Sachs Group, Inc., 5.13%, 1/15/15                              26,000            25,417
Household Finance Corp., 4.63%, 1/15/08                                16,000            15,892
John Deere Capital Corp., 7.00%, 3/15/12                                4,000             4,322
John Hancock Global Funding, 7.90%, 7/2/10                              5,000             5,451
JPMC Capital XVIII, 6.95%, 8/17/36                                     15,000            16,238
Lehman Brothers Holdings, Inc., 6.63%, 1/18/12                          4,000             4,250
Merrill Lynch & Co., Inc., 4.25%, 2/8/10                               13,000            12,647
Merrill Lynch & Co., Inc., 6.05%, 5/16/16                              15,000            15,577
Morgan Stanley Dean Witter, 6.75%, 4/15/11                              9,000             9,523
Prudential Financial, Inc., 5.10%, 9/20/14                              4,000             3,917
Sprint Capital Corp., 8.38%, 3/15/12                                    7,000             7,872
U.S. Bank NA, 6.38%, 8/1/11                                             4,000             4,201
Verizon Global Funding Corp., 7.25%, 12/1/10                           15,000            16,100
Wells Fargo & Co., 4.63%, 8/9/10                                        8,000             7,881
                                                                                ---------------
                                                                                        239,707
                                                                                ---------------
HEALTH CARE (0.0%)
Wyeth, 5.50%, 2/1/14                                                    5,000             5,030
                                                                                ---------------
INDUSTRIALS (0.2%)
Boeing Co., 6.13%, 2/15/33                                              4,000             4,369
General Electric Co., 5.00%, 2/1/13                                    20,000            19,824
Tyco International Group SA, 6.38%, 10/15/11                            4,000             4,199
Union Pacific Corp., 4.88%, 1/15/15                                     9,000             8,683
                                                                                ---------------
                                                                                         37,075
                                                                                ---------------
OIL & GAS (0.1%)
ChevronTexaco Capital Co., 3.50%, 9/17/07                              15,000            14,781
Conoco, Inc., 6.95%, 4/15/29                                            4,000             4,617
Kinder Morgan Energy Partners, 7.75%, 3/15/32                           4,000             4,584
                                                                                ---------------
                                                                                         23,982
                                                                                ---------------
TECHNOLOGY (0.1%)
IBM Corp., 8.38%, 11/1/19                                               4,000             5,041
Motorola, Inc., 7.63%, 11/15/10                                         3,000             3,255
SBC Communications Corp., 6.15%, 9/15/34                                9,000             8,999
                                                                                ---------------
                                                                                         17,295
                                                                                ---------------
UTILITIES (0.2%)
Carolina Power and Light, 5.13%, 9/15/13                                5,000             4,942

Consolidated Edison Co. of New York, 4.70%, 6/15/09                    13,000            12,855
Duke Energy Corp., 6.25%, 1/15/12                                       4,000             4,176
Exelon Corp., 4.90%, 6/15/15                                            4,000             3,782
National Rural Utilities, 7.25%, 3/1/12                                 7,000             7,653
Southern Power Co., 4.88%, 7/15/15                                      4,000             3,795
                                                                                ---------------
                                                                                         37,203
                                                                                ---------------
TOTAL CORPORATE BONDS (COST $438,036)                                                   441,820
                                                                                ---------------
U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES (2.0%)
FANNIE MAE (0.9%)
6.00%, 6/1/17, Pool #555004                                             6,857             6,968
5.50%, 8/1/17, Pool #826283                                             3,456             3,470
5.50%, 2/1/18, Pool #703712                                             9,010             9,019
5.00%, 5/1/18, Pool #703444                                             7,517             7,403
4.50%, 1/1/19, Pool #735057                                             5,544             5,375
5.00%, 12/1/19, Pool #745369                                            3,614             3,567
5.00%, 3/1/20, Pool #819410                                             3,678             3,623
5.50%, 3/1/20, Pool #735611                                             3,556             3,568
5.00%, 6/1/20, Pool #839333                                            13,864            13,654
4.50%, 9/1/20, Pool #839289                                             5,696             5,511
5.50%, 7/1/25, Pool #255809                                            13,862            13,805
6.00%, 10/1/32, Pool #667994                                           12,990            13,107
5.50%, 3/1/33, Pool #735405                                             6,905             6,913
5.00%, 8/1/33, Pool #713679                                            31,720            30,624
6.00%, 9/1/33, Pool #736937                                             4,889             4,920
5.50%, 1/1/34, Pool #756233                                            14,568            14,399
7.00%, 4/1/34, Pool #780703                                            11,066            11,402
5.00%, 5/1/34, Pool #768230                                             8,535             8,240
5.50%, 1/1/35, Pool #808374                                            19,309            19,084
6.00%, 4/1/35, Pool #735503                                             5,115             5,159
5.00%, 8/1/35, Pool #848355                                            16,844            16,262
                                                                                ---------------
                                                                                        206,073
                                                                                ---------------
FREDDIE MAC (0.9%)
4.00%, 6/1/18, Pool #E01401                                             9,160             8,693
5.00%, 10/1/18, Pool #B10252                                            4,321             4,264
4.50%, 11/1/18, Pool #E01489                                            9,227             8,934
4.50%, 12/1/18, Pool #G11657                                            7,468             7,232
4.50%, 1/1/19, Pool #B11878                                            14,497            14,038
4.50%, 7/1/19, Pool #B15661                                             3,543             3,426
5.00%, 8/1/33, Pool #A12886                                             7,733             7,491
5.50%, 8/1/33, Pool #A11851                                            11,478            11,383
5.00%, 10/1/33, Pool #A14805                                           12,105            11,727
6.50%, 12/1/33, Pool #A16523                                           28,054            28,681
5.00%, 4/1/34, Pool #A20534                                             7,180             6,950
6.00%, 7/1/34, Pool #A24370                                             8,820             8,892
5.50%, 10/1/34, Pool #A27526                                            9,310             9,228
5.00%, 12/1/34, Pool #A29017                                           24,994            24,195
5.50%, 10/1/35, Pool #A39170                                           18,257            18,067
5.50%, 11/1/35, Pool #A47728                                           16,778            16,604
                                                                                ---------------
                                                                                        189,805
                                                                                ---------------
GINNIE MAE (0.2%)
6.00%, 2/15/32, Pool #569704                                           22,317            22,661
5.50%, 4/15/33, Pool #603566                                            4,384             4,371
5.50%, 4/15/34, Pool #626116                                            3,430             3,418
6.00%, 9/20/34, Pool #3611                                              5,011             5,069
5.50%, 9/15/35, Pool #644611                                            3,912             3,897
                                                                                ---------------
                                                                                         39,416
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH SECURITIES
   (COST $432,721)                                                                      435,294
                                                                                ---------------

U.S. GOVERNMENT AGENCY SECURITIES (0.4%)
FANNIE MAE (0.1%)
4.63%, 1/15/08, MTN                                                    10,000             9,948
4.50%, 10/15/08, MTN                                                   10,000             9,929
6.63%, 9/15/09, MTN                                                    10,000            10,465
                                                                                ---------------
                                                                                         30,342
                                                                                ---------------
FEDERAL HOME LOAN BANK (0.1%)
4.63%, 2/8/08, Series 627                                              10,000             9,949
4.63%, 11/21/08, Series 598                                            10,000             9,950
                                                                                ---------------
                                                                                         19,899
                                                                                ---------------
FREDDIE MAC (0.2%)
4.63%, 2/21/08, MTN                                                    10,000             9,949
4.63%, 12/19/08, MTN                                                   10,000             9,947
4.75%, 1/18/11, MTN                                                    10,000             9,954
4.75%, 1/19/16, MTN                                                     5,000             4,922
6.25%, 7/15/32, MTN                                                     5,000             5,800
                                                                                ---------------
                                                                                         40,572
                                                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $90,646)                                   90,813
                                                                                ---------------
U.S. TREASURY OBLIGATIONS (2.8%)
U.S. TREASURY BILLS (1.2%)
5.07%, 11/16/06                                                        35,000            34,928
5.07%, 1/11/07                                                        225,000           222,813
                                                                                ---------------
                                                                                        257,741
                                                                                ---------------
U.S. TREASURY BONDS (0.3%)
6.00%, 2/15/26                                                         10,000            11,477
5.25%, 11/15/28                                                        42,000            44,621
5.38%, 2/15/31                                                         10,000            10,857
                                                                                ---------------
                                                                                         66,955
                                                                                ---------------
U.S. TREASURY NOTES (1.3%)
3.13%, 5/15/07                                                         54,000            53,447
5.63%, 5/15/08                                                         40,000            40,512
4.00%, 6/15/09                                                         55,000            54,161
4.00%, 4/15/10                                                         34,000            33,369
5.00%, 2/15/11                                                         30,000            30,543
4.88%, 2/15/12                                                         20,000            20,299
4.00%, 2/15/15                                                         20,000            19,180
4.25%, 8/15/15                                                         32,000            31,195
                                                                                ---------------
                                                                                        282,706
                                                                                ---------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $605,265)                                         607,402
                                                                                ---------------
INVESTMENT COMPANIES (3.0%)
American Beacon Money Market Select Fund                              659,761           659,761
                                                                                ---------------
TOTAL INVESTMENT COMPANIES (COST $659,761)                                              659,761
                                                                                ---------------
TOTAL INVESTMENTS (COST $21,297,908) (b) - 99.8%                                     22,017,980
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%                                             52,358
                                                                                ---------------
NET ASSETS - 100.0%                                                             $    22,070,338
                                                                                ===============

----------
(a)  Represents non-income producing security.

(b) See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

SEE NOTES TO FINANCIAL STATEMENTS.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

(a)(2) CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

(a)(3) NOT APPLICABLE.

(b) CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)
American Independence Funds Trust

(Signature and Title)


By /s/ Eric Rubin
   ----------------------------------
   Eric Rubin,
   President

Date January 9, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Signature and Title)


By /s/ Eric Rubin
   ----------------------------------
   Eric Rubin,
   President

Date January 9, 2007

(Signature and Title)


By /s/ John Pileggi
   ----------------------------------
   John Pileggi,
   Treasurer

Date January 9, 2007